UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Index Funds

Semi-Annual Report April 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	FPXCX	ARSCX	ASETX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. During this reporting period, David A. Friar and Michael N. Lindh, CFA and CPA, were the portfolio managers for the Funds. David has managed the Nuveen Equity Index Fund since 2000 and the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. Michael was named co-manager of all three Funds effective September 30, 2014.

On the following pages, the portfolio managers examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2015.

Nuveen Equity Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the S&P 500® Index during the reporting period. The index experienced a divergence of returns among sectors as the top performer, consumer discretionary, rose more than 11%, followed by health care, up more than 7%. Only two sectors in the S&P 500® Index produced negative returns over the six-month reporting period, energy, which was down more than 4%, and utilities, which fell 1%.

We also continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices during the reporting period, these positions modestly benefited performance.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Nuveen Mid Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the S&P MidCap 400® Index for the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the S&P MidCap 400® Index during the reporting period. The index experienced a fairly wide divergence of returns among sectors as the top performer, health care, rose more than 16%, followed by information technology, up more than 11%. Only two sectors in the S&P MidCap 400® produced negative returns over the six-month reporting period, energy, which was down more than 9%, and utilities, which fell 2%.

We also continued to invest in e-mini S&P MidCap 400® futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions modestly benefited performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index for the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of merger and acquisition activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. During the reporting period, these changes resulted in an approximately 12% level of turnover. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

6	Nuveen Investments

The Fund performed very similarly to the Russell 2000® Index during the reporting period. The index experienced a fairly wide divergence of returns among sectors as the top performer, health care, rose more than 13%, followed by information technology, up more than 9%. Only one sector in the Russell 2000® Index, energy, produced a negative return over the six-month reporting period, falling more than 14%.

We also continued to invest in e-mini Russell 2000® futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions modestly benefited performance.

Nuveen Investments	7

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	4.14%	12.32%	13.63%	7.76%
S&P 500® Index	4.40%	12.98%	14.33%	8.32%
Lipper S&P 500® Index Objective Funds Classification Average	4.02%	12.23%	13.67%	7.78%

Class C Shares	3.72%	11.52%	12.79%	6.95%
Class R3 Shares	4.01%	12.05%	13.36%	7.49%
Class I Shares	4.27%	12.60%	13.92%	8.02%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	5.64%	12.09%	13.77%	7.45%
Class C Shares	5.23%	11.23%	12.92%	6.65%
Class R3 Shares	5.47%	11.77%	13.49%	7.18%
Class I Shares	5.74%	12.33%	14.05%	7.71%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.48%
Net Expense Ratios	0.62%	1.37%	0.87%	0.37%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

10	Nuveen Investments

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	6.17%	11.51%	13.72%	10.00%
S&P MidCap 400® Index	6.53%	12.28%	14.41%	10.59%
Lipper Mid-Cap Core Funds Classification Average	5.31%	10.17%	12.77%	8.95%

Class C Shares	5.79%	10.69%	12.87%	9.17%
Class R3 Shares	6.04%	11.26%	13.43%	9.71%
Class I Shares	6.29%	11.81%	13.99%	10.26%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	11.55%	11.36%	14.99%	9.72%
Class C Shares	11.11%	10.54%	14.12%	8.90%
Class R3 Shares	11.43%	11.11%	14.70%	9.44%
Class I Shares	11.66%	11.66%	15.28%	9.99%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.81%	1.56%	1.06%	0.56%
Net Expense Ratios	0.74%	1.49%	0.99%	0.49%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.50% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	4.33%	9.07%	12.09%	8.62%
Russell 2000® Index	4.65%	9.71%	12.73%	9.18%
Lipper Small-Cap Core Funds Classification Average	3.84%	7.15%	12.04%	8.79%

Class C Shares	3.96%	8.24%	11.25%	7.80%
Class R3 Shares	4.24%	8.81%	11.81%	8.35%
Class I Shares	4.44%	9.32%	12.37%	8.88%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	14.14%	7.64%	13.93%	8.25%
Class C Shares	13.61%	6.76%	13.06%	7.43%
Class R3 Shares	13.93%	7.35%	13.62%	7.98%
Class I Shares	14.22%	7.88%	14.21%	8.52%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.09%	1.84%	1.34%	0.84%
Net Expense Ratios	0.87%	1.62%	1.12%	0.62%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.58% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

12	Nuveen Investments

Holding

Summaries as of April 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Index Fund

Fund Allocation

(% of net assets)

Common Stocks	96.3%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	8.9%
Money Market Funds	3.3%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(8.9)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	6.8%
Pharmaceuticals	6.1%
Banks	5.7%
Technology Hardware, Storage & Peripherals	4.8%
Software	3.8%
Media	3.5%
IT Services	3.3%
Internet Software & Services	3.1%
Biotechnology	2.8%
Insurance	2.6%
Aerospace & Defense	2.6%
Health Care Providers & Services	2.5%
Chemicals	2.3%
Semiconductors & Semiconductor Equipment	2.3%
Food & Staples Retailing	2.3%
Industrial Conglomerates	2.3%
Specialty Retail	2.3%
Diversified Telecommunication Services	2.2%
Capital Markets	2.2%
Real Estate Investment Trust	2.2%
Beverages	2.0%
Health Care Equipment & Supplies	2.0%
Diversified Financial Services	1.9%
Household Products	1.7%
Hotels, Restaurants & Leisure	1.7%
Electric Utilities	1.6%
Other	19.7%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	8.9%
Money Market Funds	3.3%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(8.9)%
Net Assets	100%

Top Five Common Stock
Holdings

(% of net assets)

Apple, Inc.	3.8%
Microsoft Corporation	2.1%
Exxon Mobil Corporation	1.9%
Johnson & Johnson	1.5%
General Electric Company	1.4%

Nuveen Investments	13

Holding Summaries as of April 30, 2015 (continued)

Nuveen Mid Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	92.2%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	16.3%
Money Market Funds	7.4%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(16.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.2%
Banks	4.7%
Insurance	4.6%
Machinery	4.5%
Software	4.5%
Specialty Retail	4.1%
Electronic Equipment, Instruments & Components	3.4%
Health Care Equipment & Supplies	3.3%
IT Services	3.2%
Chemicals	3.1%
Health Care Providers & Services	2.7%
Semiconductors & Semiconductor Equipment	2.4%
Oil, Gas & Consumable Fuels	2.3%
Energy Equipment & Services	2.3%
Food Products	1.9%
Containers & Packaging	1.8%
Capital Markets	1.7%
Hotels, Restaurants & Leisure	1.7%
Aerospace & Defense	1.7%
Household Durables	1.7%
Metals & Mining	1.6%
Commercial Services & Supplies	1.6%
Electric Utilities	1.5%
Gas Utilities	1.5%
Road & Rail	1.4%
Media	1.3%
Other	19.5%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	16.3%
Money Market Funds	7.4%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(16.3)%
Net Assets	100%

Top Five Common Stock
Holdings

(% of net assets)

Church & Dwight Company Inc.	0.6%
Signet Jewelers Limited	0.6%
Advance Auto Parts, Inc.	0.6%
Qorvo Inc.	0.6%
Mettler-Toledo International Inc.	0.5%

14	Nuveen Investments

Nuveen Small Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	97.0%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	23.4%
Money Market Funds	2.8%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(23.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.4%
Banks	7.5%
Biotechnology	5.9%
Software	4.6%
Semiconductors & Semiconductor Equipment	3.7%
Health Care Equipment & Supplies	3.4%
Hotels, Restaurants & Leisure	3.1%
Specialty Retail	3.1%
Machinery	2.9%
Oil, Gas & Consumable Fuels	2.6%
Electronic Equipment, Instruments & Components	2.5%
Health Care Providers & Services	2.5%
IT Services	2.5%
Insurance	2.4%
Internet Software & Services	2.2%
Commercial Services & Supplies	2.1%
Chemicals	2.1%
Pharmaceuticals	1.8%
Thrifts & Mortgage Finance	1.7%
Aerospace & Defense	1.6%
Communications Equipment	1.6%
Capital Markets	1.5%
Food Products	1.4%
Media	1.4%
Professional Services	1.4%
Energy Equipment & Services	1.3%
Auto Components	1.2%
Electric Utilities	1.2%
Other	19.4%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	23.4%
Money Market Funds	2.8%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(23.4)%
Net Assets	100%

Top Five Common Stock
Holdings

(% of net assets)

Qorvo Inc.	0.5%
ISIS Pharmaceuticals, Inc.	0.4%
JetBlue Airways Corporation	0.3%
DexCom, Inc.	0.3%
Office Depot, Inc.	0.3%

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2015.

The beginning of the period is November 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,041.40	$1,037.20	$1,040.10	$1,042.70
Expenses Incurred During Period	$3.14	$6.92	$4.40	$1.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.72	$1,018.00	$1,020.48	$1,022.96
Expenses Incurred During Period	$3.11	$6.85	$4.36	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 0.87% and 0.37% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Mid Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,061.70	$1,057.90	$1,060.40	$1,062.90
Expenses Incurred During Period	$3.73	$7.55	$5.01	$2.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.46	$1,019.93	$1,022.41
Expenses Incurred During Period	$3.66	$7.40	$4.91	$2.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.73%, 1.48%, 0.98% and 0.48% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.30	$1,039.60	$1,042.40	$1,044.40
Expenses Incurred During Period	$4.10	$7.89	$5.37	$2.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.34	$1,019.86	$1,022.38
Expenses Incurred During Period	$4.13	$7.93	$5.40	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.56%, 1.06% and 0.56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	17

Shareholder Meeting Report

A special meeting was held in the offices of Nuveen Investments on December 22, 2014 for Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement between the Corporation and Nuveen Fund Advisors, LLC, to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC, to revise the fundamental policy related to the purchase and sale of commodities, to eliminate the fundamental policy related to investing for control and to ratify the selection of PricewaterhouseCoopers LLP as each Fund’s independent registered public accounting firm for the current fiscal year.

	Nuveen Mid Cap Index Fund	Nuveen Small Cap Index Fund
To approve a new investment management agreement between the Corporation and Nuveen Fund Advisors, LLC.
For	15,675,871	4,078,758
Against	133,948	43,962
Abstain	395,355	245,393
Broker Non-Votes	2,260,960	442,162
Total	18,466,134	4,810,275

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	15,672,093	4,073,867
Against	135,937	45,660
Abstain	397,143	248,584
Broker Non-Votes	2,260,961	442,164
Total	18,466,134	4,810,275

To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	15,636,221	4,071,453
Against	155,086	51,389
Abstain	413,867	245,269
Broker Non-Votes	2,260,960	442,164
Total	18,466,134	4,810,275

b. Eliminate the fundamental policy related to investing for control.
For	15,567,705	4,063,261
Against	176,881	50,445
Abstain	460,583	254,403
Broker Non-Votes	2,260,965	442,166
Total	18,466,134	4,810,275

To ratify the selection of PricewaterhouseCoopers LLP as each Fund’s independent registered public accounting firm for the current fiscal year.
For	17,984,437	4,546,520
Against	100,945	44,332
Abstain	380,752	219,423
Total	18,466,134	4,810,275

18	Nuveen Investments

Nuveen Equity Index Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.3%

	COMMON STOCKS – 96.3%

	Aerospace & Defense – 2.6%

29,285	Boeing Company	$4,197,712

13,878	General Dynamics Corporation	1,905,727

34,195	Honeywell International Inc., (2)	3,450,959

3,872	L-3 Communications Holdings, Inc.	444,932

11,788	Lockheed Martin Corporation	2,199,641

9,086	Northrop Grumman Corporation, (2)	1,399,607

6,269	Precision Castparts Corporation	1,295,740

13,577	Raytheon Company	1,412,008

5,904	Rockwell Collins, Inc., (2)	574,636

12,744	Textron Inc.	560,481

37,175	United Technologies Corporation	4,228,656
	Total Aerospace & Defense	21,670,099

	Air Freight & Logistics – 0.7%

6,430	C.H. Robinson Worldwide, Inc., (2)	414,028

8,526	Expeditors International of Washington, Inc.	390,747

11,599	FedEx Corporation	1,966,842

30,736	United Parcel Service, Inc., Class B	3,089,890
	Total Air Freight & Logistics	5,861,507

	Airlines – 0.5%

27,751	American Airlines Group Inc.	1,339,957

37,127	Delta Air Lines, Inc.	1,657,349

32,585	Southwest Airlines Co.	1,321,648
	Total Airlines	4,318,954

	Auto Components – 0.4%

9,980	BorgWarner Inc.	590,816

12,578	Delphi Automotive PLC	1,043,974

11,547	Goodyear Tire & Rubber Company	327,531

29,101	Johnson Controls, Inc.	1,466,108
	Total Auto Components	3,428,429

	Automobiles – 0.6%

169,475	Ford Motor Company	2,677,705

56,717	General Motors Company	1,988,498

9,502	Harley-Davidson, Inc.	534,107
	Total Automobiles	5,200,310

Nuveen Investments	19

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Banks – 5.7%

459,505	Bank of America Corporation	$7,319,915

31,443	BB&T Corporation	1,203,952

132,477	Citigroup Inc.	7,063,674

7,902	Comerica Incorporated, (2)	374,634

36,454	Fifth Third Bancorp.	729,080

35,700	Huntington BancShares Inc.	387,702

164,355	JP Morgan Chase & Co.	10,397,097

38,314	KeyCorp.	553,637

5,767	M&T Bank Corporation, (2)	690,137

13,559	People’s United Financial, Inc.	204,876

23,620	PNC Financial Services Group, Inc.	2,166,663

60,236	Regions Financial Corporation	592,120

23,200	SunTrust Banks, Inc.	962,800

78,738	U.S. Bancorp	3,375,498

207,582	Wells Fargo & Company	11,437,768

8,340	Zions Bancorporation	236,314
	Total Banks	47,695,867

	Beverages – 2.0%

6,904	Brown-Forman Corporation, (2)	622,948

170,940	Coca-Cola Company	6,933,326

9,871	Coca-Cola Enterprises Inc.	438,371

7,323	Constellation Brands, Inc., Class A	849,029

8,900	Dr. Pepper Snapple Group	663,762

7,144	Molson Coors Brewing Company, Class B	525,155

6,099	Monster Beverage Corporation, (3)	836,234

65,841	PepsiCo, Inc.	6,262,796
	Total Beverages	17,131,621

	Biotechnology – 2.8%

8,643	Alexion Pharmaceuticals Inc., (3)	1,462,655

33,193	Amgen Inc.	5,241,507

10,318	Biogen Inc., (3)	3,858,210

34,936	Celgene Corporation, (2), (3)	3,775,184

66,054	Gilead Sciences, Inc.	6,639,088

3,223	Regeneron Pharmaceuticals, Inc., (2), (3)	1,474,394

10,403	Vertex Pharmaceuticals Inc., (3)	1,282,482
	Total Biotechnology	23,733,520

	Building Products – 0.1%

4,198	Allegion PLC	256,708

20	Nuveen Investments

Shares	Description (1)	Value

	Building Products (continued)

15,575	Masco Corporation, (2)	$412,582
	Total Building Products	669,290

	Capital Markets – 2.2%

2,427	Affiliated Managers Group Inc., (3)	548,818

8,181	Ameriprise Financial, Inc.	1,024,916

49,447	Bank of New York Mellon Corp.	2,093,586

5,513	BlackRock Inc.	2,006,401

50,117	Charles Schwab Corporation	1,528,569

12,615	E*Trade Group Inc., (3)	363,186

17,214	Franklin Resources, Inc.	887,554

17,905	Goldman Sachs Group, Inc.	3,516,900

18,906	Invesco LTD	783,087

4,453	Legg Mason, Inc.	234,450

64,797	Morgan Stanley	2,417,576

9,676	Northern Trust Corporation, (2)	707,799

18,506	State Street Corporation	1,427,183

11,494	T. Rowe Price Group Inc.	933,083
	Total Capital Markets	18,473,108

	Chemicals – 2.3%

8,378	Air Products & Chemicals Inc., (2)	1,201,657

2,932	Airgas, Inc.	296,953

2,171	CF Industries Holdings, Inc.	624,097

49,047	Dow Chemical Company	2,501,397

39,993	E.I. Du Pont de Nemours and Company	2,927,488

6,516	Eastman Chemical Company	496,650

12,212	Ecolab Inc., (2)	1,367,500

5,819	FMC Corporation	345,125

3,546	International Flavors & Fragrances Inc.	406,904

18,581	LyondellBasell Industries NV	1,923,505

21,153	Monsanto Company	2,410,596

13,733	Mosaic Company	604,252

6,022	PPG Industries, Inc.	1,334,234

12,760	Praxair, Inc.	1,555,827

3,632	Sherwin-Williams Company	1,009,696

5,198	Sigma-Aldrich Corporation	722,106
	Total Chemicals	19,727,987

	Commercial Services & Supplies – 0.4%

7,603	ADT Corporation, (2)	285,873

4,222	Cintas Corporation, (2)	337,549

Nuveen Investments	21

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

8,862	Pitney Bowes Inc.	$198,243

11,035	Republic Services, Inc.	448,352

3,705	Stericycle Inc., (3)	494,358

18,286	Tyco International PLC	720,103

19,502	Waste Management, Inc.	965,934
	Total Commercial Services & Supplies	3,450,412

	Communications Equipment – 1.6%

222,817	Cisco Systems, Inc.	6,423,814

3,055	F5 Networks, Inc., (3)	372,771

4,578	Harris Corporation, (2)	367,339

17,547	Juniper Networks Inc., (2)	463,767

9,647	Motorola Solutions Inc.	576,408

73,236	QUALCOMM, Inc.	4,980,048
	Total Communications Equipment	13,184,147

	Construction & Engineering – 0.1%

6,883	Fluor Corporation	413,944

5,814	Jacobs Engineering Group, Inc., (2), (3)	249,188

9,473	Quanta Services Incorporated, (3)	273,864
	Total Construction & Engineering	936,996

	Construction Materials – 0.1%

2,751	Martin Marietta Materials, (2)	392,430

5,890	Vulcan Materials Company	503,713
	Total Construction Materials	896,143

	Consumer Finance – 0.8%

39,329	American Express Company	3,046,031

24,527	Capital One Financial Corporation	1,983,008

20,184	Discover Financial Services	1,170,066

18,559	Navient Corporation	362,643
	Total Consumer Finance	6,561,748

	Containers & Packaging – 0.2%

4,096	Avery Dennison Corporation	227,697

6,050	Ball Corporation	444,131

7,362	MeadWestvaco Corporation	359,266

7,203	Owens-Illinois, Inc., (3)	172,224

8,739	Sealed Air Corporation, (2)	398,498
	Total Containers & Packaging	1,601,816

	Distributors – 0.1%

6,690	Genuine Parts Company	601,097

22	Nuveen Investments

Shares	Description (1)	Value

	Diversified Consumer Services – 0.1%

12,021	H & R Block Inc.	$363,515

	Diversified Financial Services – 1.9%

79,660	Berkshire Hathaway Inc., Class B, (3)	11,248,789

13,802	CME Group, Inc.	1,254,740

4,958	Intercontinental Exchange Group, Inc.	1,113,220

14,558	Leucadia National Corporation	346,044

11,837	McGraw-Hill Companies, Inc., (2)	1,234,599

8,121	Moody’s Corporation	873,170

5,162	NASDAQ Stock Market, Inc.	251,028
	Total Diversified Financial Services	16,321,590

	Diversified Telecommunication Services – 2.2%

226,609	AT&T Inc.	7,849,736

24,915	CenturyLink Inc., (2)	895,943

44,316	Frontier Communications Corporation, (2)	304,008

12,147	Level 3 Communications Inc., (3)	679,503

181,132	Verizon Communications Inc.	9,136,298
	Total Diversified Telecommunication Services	18,865,488

	Electric Utilities – 1.6%

21,354	American Electric Power Company, Inc.	1,214,402

30,906	Duke Energy Corporation, (2)	2,397,378

14,236	Edison International	867,542

7,849	Entergy Corporation	605,786

13,807	Eversource Energy	673,229

38,681	Exelon Corporation	1,315,928

18,367	FirstEnergy Corp.	659,559

19,068	NextEra Energy Inc., (2)	1,924,533

10,968	Pepco Holdings, Inc.	284,949

4,824	Pinnacle West Capital Corporation	295,229

29,476	PPL Corporation	1,003,068

39,138	Southern Company	1,733,813

22,082	Xcel Energy, Inc.	748,801
	Total Electric Utilities	13,724,217

	Electrical Equipment – 0.5%

11,056	Ametek Inc., (2)	579,556

20,796	Eaton PLC	1,429,309

30,497	Emerson Electric Company	1,794,139

6,260	Rockwell Automation, Inc., (2)	742,436
	Total Electrical Equipment	4,545,440

Nuveen Investments	23

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.4%

14,276	Amphenol Corporation, Class A	$790,462

56,414	Corning Incorporated	1,180,745

6,193	FLIR Systems Inc.	191,302

17,884	TE Connectivity Limited	1,190,180
	Total Electronic Equipment, Instruments & Components	3,352,689

	Energy Equipment & Services – 1.4%

19,724	Baker Hughes Incorporated	1,350,305

8,866	Cooper Cameron Corporation, (3)	486,034

2,936	Diamond Offshore Drilling, Inc., (2)	98,268

10,213	Ensco PLC	278,611

10,648	FMC Technologies Inc., (3)	469,577

38,386	Halliburton Company	1,878,995

4,852	Helmerich & Payne Inc., (2)	378,310

18,799	National-Oilwell Varco Inc., (2)	1,022,854

11,110	Noble Corporation PLC	192,314

56,649	Schlumberger Limited	5,359,562

14,876	Transocean Inc., (2)	279,966
	Total Energy Equipment & Services	11,794,796

	Food & Staples Retailing – 2.3%

19,151	Costco Wholesale Corporation	2,739,551

50,605	CVS Caremark Corporation	5,024,570

21,364	Kroger Co., (2)	1,472,193

25,639	Sysco Corporation	949,412

38,454	Walgreens Boots Alliance Inc.	3,188,990

68,998	Wal-Mart Stores, Inc.	5,385,294

15,785	Whole Foods Market, Inc.	753,892
	Total Food & Staples Retailing	19,513,902

	Food Products – 1.6%

28,207	Archer-Daniels-Midland Company	1,378,758

7,819	Campbell Soup Company, (2)	349,587

18,462	ConAgra Foods, Inc.	667,401

26,765	General Mills, Inc.	1,481,175

6,519	Hershey Foods Corporation	599,226

5,871	Hormel Foods Corporation	319,089

4,449	JM Smucker Company, (2)	515,728

11,172	Kellogg Company	707,523

5,322	Keurig Green Mountain Inc.	619,321

25,954	Kraft Foods Inc.	2,199,602

5,672	McCormick & Company, Incorporated	427,102

24	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

9,098	Mead Johnson Nutrition Company, Class A Shares	$872,680

73,667	Mondelez International Inc.	2,826,603

12,127	Tyson Foods, Inc., Class A	479,017
	Total Food Products	13,442,812

	Gas Utilities – 0.0%

5,075	AGL Resources Inc.	255,120

	Health Care Equipment & Supplies – 2.0%

65,707	Abbott Laboratories, (2)	3,050,119

23,670	Baxter International, Inc.	1,627,076

9,071	Becton, Dickinson and Company	1,277,832

57,928	Boston Scientific Corporation, (3)	1,032,277

3,262	C. R. Bard, Inc.	543,384

6,196	DENTSPLY International Inc.	315,996

4,634	Edwards Lifesciences Corporation, (3)	586,896

1,571	Intuitive Surgical, Inc., (3)	779,185

61,673	Medtronic, PLC	4,591,555

12,440	Saint Jude Medical Inc., (2)	871,422

13,068	Stryker Corporation	1,205,392

4,509	Varian Medical Systems, Inc., (2), (3)	400,625

7,382	Zimmer Holdings, Inc.	810,839
	Total Health Care Equipment & Supplies	17,092,598

	Health Care Providers & Services – 2.5%

15,495	Aetna Inc.	1,655,951

9,314	AmerisourceBergen Corporation	1,064,590

11,984	Anthem Inc.	1,808,745

14,711	Cardinal Health, Inc.	1,240,726

11,528	CIGNA Corporation	1,436,850

7,507	Davita Inc., (3)	608,818

32,573	Express Scripts, Holding Company, (2), (3)	2,814,307

8,167	HCA Holdings Inc., (3)	604,440

6,740	Humana Inc., (2)	1,116,144

3,709	Laboratory Corporation of America Holdings, (3)	443,448

10,120	McKesson HBOC Inc.	2,260,808

3,703	Patterson Companies, Inc.	173,874

6,310	Quest Diagnostics Incorporated	450,660

4,278	Tenet Healthcare Corporation, (3)	204,745

42,456	UnitedHealth Group Incorporated	4,729,598

3,986	Universal Health Services, Inc., Class B	466,163
	Total Health Care Providers & Services	21,079,867

Nuveen Investments	25

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Technology – 0.1%

13,264	Cerner Corporation, (3)	$952,488

	Hotels, Restaurants & Leisure – 1.7%

19,772	Carnival Corporation	869,375

1,356	Chipotle Mexican Grill, (2), (3)	842,537

5,781	Darden Restaurants, Inc.	368,654

9,522	Marriott International, Inc., Class A, (2)	762,236

42,906	McDonald’s Corporation	4,142,574

7,285	Royal Caribbean Cruises Limited, (2)	495,817

65,648	Starbucks Corporation	3,254,828

7,803	Starwood Hotels & Resorts Worldwide, Inc., (2)	670,668

5,470	Wyndham Worldwide Corporation, (2)	467,138

3,653	Wynn Resorts Ltd	405,739

19,211	YUM! Brands, Inc.	1,651,378
	Total Hotels, Restaurants & Leisure	13,930,944

	Household Durables – 0.4%

12,845	D.R. Horton, Inc.	326,263

5,303	Garmin Limited	239,643

3,159	Harman International Industries Inc.	411,870

5,998	Leggett and Platt Inc.	254,735

7,771	Lennar Corporation, Class A	355,912

2,755	Mohawk Industries Inc., (2), (3)	477,993

11,964	Newell Rubbermaid Inc.	456,187

14,784	Pulte Corporation	285,331

3,407	Whirlpool Corporation	598,269
	Total Household Durables	3,406,203

	Household Products – 1.7%

5,631	Clorox Company	597,449

37,514	Colgate-Palmolive Company	2,523,942

16,339	Kimberly-Clark Corporation	1,792,225

118,314	Procter & Gamble Company	9,407,146
	Total Household Products	14,320,762

	Independent Power & Renewable Electricity Producers – 0.1%

29,476	AES Corporation	390,557

14,672	NRG Energy Inc.	370,321
	Total Independent Power & Renewable Electricity Producers	760,878

	Industrial Conglomerates – 2.3%

28,401	3M Co.	4,441,632

26,638	Danaher Corporation	2,181,119

26	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

438,446	General Electric Company	$11,873,115

4,490	Roper Technologies, Inc.	755,083
	Total Industrial Conglomerates	19,250,949

	Insurance – 2.6%

14,668	Ace Limited	1,569,329

19,797	AFLAC Incorporated	1,248,003

18,938	Allstate Corporation, (2)	1,319,221

62,350	American International Group, Inc.	3,509,681

12,692	AON PLC	1,221,351

3,120	Assurant Inc.	191,755

10,509	Chubb Corporation	1,033,560

6,436	Cincinnati Financial Corporation, (2)	325,919

21,700	Genworth Financial Inc., Class A, (3)	190,743

19,566	Hartford Financial Services Group, Inc.	797,706

11,408	Lincoln National Corporation	644,438

13,322	Loews Corporation	554,728

23,784	Marsh & McLennan Companies, Inc.	1,335,709

49,147	MetLife, Inc.	2,520,750

11,944	Principal Financial Group, Inc.	610,577

23,519	Progressive Corporation	627,017

20,101	Prudential Financial, Inc.	1,640,242

5,652	Torchmark Corporation	317,134

14,815	Travelers Companies, Inc.	1,497,945

11,133	Unum Group	380,303

11,601	XL Capital Ltd, Class A	430,165
	Total Insurance	21,966,276

	Internet & Catalog Retail – 1.4%

16,555	Amazon.com, Inc., (2), (3)	6,982,568

4,335	Expedia, Inc., (2)	408,487

2,626	NetFlix.com Inc., (2), (3)	1,461,369

2,292	priceline.com Incorporated, (3)	2,837,061

5,182	TripAdvisor Inc., (3)	417,099
	Total Internet & Catalog Retail	12,106,584

	Internet Software & Services – 3.1%

7,786	Akamai Technologies, Inc., (2), (3)	574,451

49,356	eBay Inc., (3)	2,875,481

912	Equinix Inc.	233,408

90,860	Facebook Inc., Class A Shares, (3)	7,157,042

12,414	Google Inc., Class A, (3)	6,812,431

Nuveen Investments	27

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

12,447	Google Inc., Class C Shares, (3)	$6,688,314

4,916	VeriSign, Inc., (2), (3)	312,215

40,418	Yahoo! Inc., (3)	1,720,392
	Total Internet Software & Services	26,373,734

	IT Services – 3.3%

27,584	Accenture Limited	2,555,658

2,794	Alliance Data Systems Corporation, (3)	830,684

21,015	Automatic Data Processing, Inc.	1,776,608

26,564	Cognizant Technology Solutions Corporation, Class A, (3)	1,555,057

6,339	Computer Sciences Corporation	408,549

12,678	Fidelity National Information Services	792,248

10,890	Fiserv, Inc., (3)	845,064

40,539	International Business Machines Corporation (IBM)	6,943,925

43,010	MasterCard, Inc., (2)	3,879,932

14,279	Paychex, Inc.	690,961

6,773	Teradata Corporation, (3)	297,944

7,221	Total System Services Inc.	285,663

86,044	Visa Inc., (2)	5,683,206

23,150	Western Union Company, (2)	469,482

47,365	Xerox Corporation	544,698
	Total IT Services	27,559,679

	Leisure Products – 0.1%

5,013	Hasbro, Inc.	354,870

14,762	Mattel, Inc.	415,698
	Total Leisure Products	770,568

	Life Sciences Tools & Services – 0.4%

14,574	Agilent Technologies, Inc.	602,926

4,935	Perkinelmer Inc.	252,968

16,901	Thermo Fisher Scientific, Inc.	2,124,118

3,668	Waters Corporation, (3)	459,197
	Total Life Sciences Tools & Services	3,439,209

	Machinery – 1.5%

27,435	Caterpillar Inc.	2,383,553

7,474	Cummins Inc.	1,033,355

15,662	Deere & Company, (2)	1,417,724

7,278	Dover Corporation, (2)	551,090

6,216	Flowserve Corporation	363,822

15,940	Illinois Tool Works, Inc.	1,491,665

11,665	Ingersoll Rand Company Limited, Class A	768,024

28	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

4,289	Joy Global Inc., (2)	$182,883

15,502	PACCAR Inc.	1,013,056

4,666	Pall Corporation	454,095

6,501	Parker Hannifin Corporation	775,959

8,414	Pentair Limited, (2)	522,930

2,539	Snap-on Incorporated	379,707

6,828	Stanley Black & Decker Inc.	673,924

7,983	Xylem Inc.	295,531
	Total Machinery	12,307,318

	Media – 3.5%

10,245	Cablevision Systems Corporation, (2)	204,695

21,178	CBS Corporation, Class B	1,315,789

113,091	Comcast Corporation, Class A, (2)	6,532,136

21,376	DirecTV, (3)	1,938,910

6,466	Discovery Communications Inc., Class A Shares, (2), (3)	209,240

10,034	Discovery Communications Inc., Class C Shares, (3)	303,328

9,860	Gannett Company Inc., (2)	338,395

18,413	Interpublic Group of Companies, Inc.	383,727

21,759	News Corporation, Class A Shares, (3)	343,357

10,974	Omnicom Group, Inc., (2)	831,390

4,272	Scripps Networks Interactive, Class A Shares, (2)	298,442

12,517	Time Warner Cable, Class A	1,946,644

37,352	Time Warner Inc.	3,152,944

82,299	Twenty First Century Fox Inc., Class A Shares, (2)	2,804,750

16,637	Viacom Inc., Class B	1,155,440

69,007	Walt Disney Company	7,502,441
	Total Media	29,261,628

	Metals & Mining – 0.4%

50,026	Alcoa Inc.	671,349

4,870	Allegheny Technologies, Inc.	165,531

45,403	Freeport-McMoRan, Inc.	1,056,528

22,463	Newmont Mining Corporation	595,045

13,932	Nucor Corporation	680,718
	Total Metals & Mining	3,169,171

	Multiline Retail – 0.8%

13,293	Dollar General Corporation	966,534

8,985	Dollar Tree Stores Inc., (3)	686,544

4,183	Family Dollar Stores, Inc.	326,860

9,081	Kohl’s Corporation, (2)	650,654

Nuveen Investments	29

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Multiline Retail (continued)

15,430	Macy’s, Inc.	$997,241

6,228	Nordstrom, Inc.	470,588

27,692	Target Corporation	2,182,960
	Total Multiline Retail	6,281,381

	Multi-Utilities – 1.1%

10,602	Ameren Corporation	434,046

19,346	CenterPoint Energy, Inc.	405,686

12,016	CMS Energy Corporation	407,703

12,799	Consolidated Edison, Inc., (2)	787,778

26,233	Dominion Resources, Inc.	1,880,381

7,734	DTE Energy Company, (2)	615,858

3,494	Integrys Energy Group, Inc.	255,411

13,778	NiSource Inc.	598,241

20,646	PG&E Corporation	1,092,586

22,107	Public Service Enterprise Group Incorporated, (2)	918,325

6,207	Scana Corporation	328,847

10,254	Sempra Energy	1,088,667

9,553	TECO Energy, Inc.	181,029

9,854	Wisconsin Energy Corporation, (2)	484,028
	Total Multi-Utilities	9,478,586

	Oil, Gas & Consumable Fuels – 6.8%

22,727	Anadarko Petroleum Corporation	2,138,611

16,713	Apache Corporation, (2)	1,143,169

18,235	Cabot Oil & Gas Corporation	616,708

22,842	Chesapeake Energy Corporation, (2)	360,218

82,977	Chevron Corporation	9,215,426

2,781	Cimarex Energy Company	345,956

53,727	ConocoPhillips, (2)	3,649,138

10,339	CONSOL Energy Inc.	335,811

16,872	Devon Energy Corporation	1,150,839

23,922	EOG Resources, Inc.	2,367,082

6,808	EQT Corporation	612,312

186,352	Exxon Mobil Corporation	16,281,571

12,328	Hess Corporation	948,023

74,246	Kinder Morgan, Inc.	3,188,866

29,472	Marathon Oil Corporation	916,579

12,380	Marathon Petroleum Corporation	1,220,297

7,293	Murphy Oil Corporation, (2)	347,220

6,149	Newfield Exploration Company, (3)	241,287

30	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

16,236	Noble Energy, Inc.	$823,490

34,066	Occidental Petroleum Corporation	2,728,687

7,868	ONEOK, Inc.	378,451

24,421	Phillips 66	1,936,830

6,447	Pioneer Natural Resources Company	1,113,913

7,240	QEP Resources Inc.	162,900

7,641	Range Resources Corporation	485,662

15,921	Southwestern Energy Company, (2), (3)	446,266

30,235	Spectra Energy Corporation	1,126,254

5,603	Tesoro Corporation	480,905

23,070	Valero Energy Corporation	1,312,683

29,389	Williams Companies, Inc., (2)	1,504,423
	Total Oil, Gas & Consumable Fuels	57,579,577

	Paper & Forest Products – 0.1%

18,659	International Paper Company	1,002,361

	Personal Products – 0.1%

9,830	Estee Lauder Companies Inc., Class A	799,081

	Pharmaceuticals – 6.1%

69,551	AbbVie Inc.	4,497,168

16,218	Actavis PLC, (2), (3)	4,587,423

72,445	Bristol-Myers Squibb Company	4,616,920

42,963	Eli Lilly and Company, (2)	3,087,751

7,802	Endo International PLC, (3)	655,875

7,510	Hospira Inc.	655,548

123,236	Johnson & Johnson	12,225,008

4,949	Mallinckrodt PLC, (2), (3)	560,128

126,048	Merck & Company Inc.	7,507,419

16,778	Mylan NV, (2), (3)	1,212,378

5,847	Perrigo Company	1,071,638

277,073	Pfizer Inc.	9,401,087

21,570	Zoetis Incorporated	958,139
	Total Pharmaceuticals	51,036,482

	Professional Services – 0.2%

1,590	Dun and Bradstreet Inc.	202,995

5,322	Equifax Inc.	515,861

10,294	Nielsen Holdings N.V.	462,612

6,007	Robert Half International Inc.	333,088
	Total Professional Services	1,514,556

Nuveen Investments	31

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust – 2.2%

17,820	American Tower Corporation, REIT	$1,684,525

6,987	Apartment Investment & Management Company, Class A	263,620

5,488	AvalonBay Communities, Inc.	901,898

7,526	Boston Properties, Inc.	995,765

15,172	Crown Castle International Corporation	1,267,317

15,899	Equity Residential	1,174,300

1,855	Essex Property Trust Inc.	411,717

23,234	General Growth Properties Inc.	636,612

20,048	Health Care Property Investors Inc.	807,734

13,499	Health Care REIT, Inc.	972,198

33,075	Host Hotels & Resorts Inc.	666,131

8,124	Iron Mountain Inc., (2)	280,197

17,960	Kimco Realty Corporation	432,836

2,377	Macerich Company	194,344

7,739	Plum Creek Timber Company	326,586

24,508	Prologis Inc.	985,222

6,336	Public Storage, Inc.	1,190,598

14,177	Simon Property Group, Inc.	2,572,984

13,282	Ventas Inc., (2)	915,130

8,407	Vornado Realty Trust	870,040

23,085	Weyerhaeuser Company	727,408
	Total Real Estate Investment Trust	18,277,162

	Real Estate Management & Development – 0.1%

12,581	CBRE Group Inc., (3)	482,356

	Road & Rail – 0.9%

43,678	CSX Corporation	1,576,339

4,821	Kansas City Southern Industries	494,104

13,699	Norfolk Southern Corporation	1,381,544

2,505	Ryder System, Inc.	238,877

39,214	Union Pacific Corporation	4,165,703
	Total Road & Rail	7,856,567

	Semiconductors & Semiconductor Equipment – 2.3%

13,502	Altera Corporation	562,763

14,100	Analog Devices, Inc., (2)	871,944

54,636	Applied Materials, Inc.	1,081,246

10,350	Avago Technologies Limited	1,209,708

23,500	Broadcom Corporation, Class A	1,038,818

3,188	First Solar Inc., (3)	190,228

216,341	Intel Corporation	7,041,900

32	Nuveen Investments

Shares		Description (1)	Value

		Semiconductors & Semiconductor Equipment (continued)

7,225		KLA-Tencor Corporation	$424,830

7,322		Lam Research Corporation	553,397

10,643		Linear Technology Corporation	490,962

8,983		Microchip Technology Incorporated, (2)	428,085

46,791		Micron Technology, Inc., (3)	1,316,231

22,496		NVIDIA Corporation	499,299

8,386		Skyworks Solutions Inc.	773,609

46,648		Texas Instruments Incorporated	2,528,788

12,038		Xilinx, Inc.	521,968
		Total Semiconductors & Semiconductor Equipment	19,533,776

		Software – 3.8%

20,956		Adobe Systems Incorporated, (3)	1,593,913

9,930		Autodesk, Inc., (3)	564,322

14,003		CA Technologies, (2)	444,875

—	(4)	CDK Global Inc.	5

7,186		Citrix Systems, (3)	482,612

13,967		Electronic Arts Inc., (3)	811,343

12,781		Intuit, Inc.	1,282,318

357,522		Microsoft Corporation	17,389,867

142,103		Oracle Corporation	6,198,533

8,551		Red Hat, Inc., (3)	643,548

25,578		Salesforce.com, Inc., (3)	1,862,590

30,171		Symantec Corporation	752,012
		Total Software	32,025,938

		Specialty Retail – 2.3%

1,921		AutoNation Inc., (3)	118,238

1,425		AutoZone, Inc., (2), (3)	958,541

8,094		Bed Bath and Beyond Inc., (3)	570,303

12,332		Best Buy Co., Inc.	427,304

9,580		CarMax, Inc., (3)	652,494

4,924		GameStop Corporation, (2)	189,771

11,951		Gap, Inc.	473,738

58,811		Home Depot, Inc.	6,291,601

10,730		L Brands Inc.	958,833

43,133		Lowe’s Companies, Inc.	2,970,138

4,534		O’Reilly Automotive Inc., (2), (3)	987,641

9,168		Ross Stores, Inc.	906,532

28,149		Staples, Inc., (2)	459,392

4,967		Tiffany & Co.	434,513

Nuveen Investments	33

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail (continued)

30,279	TJX Companies, Inc.	$1,954,207

4,622	Tractor Supply Company	397,769

4,461	Urban Outfitters, Inc., (3)	178,618
	Total Specialty Retail	18,929,633

	Technology Hardware, Storage & Peripherals – 4.8%

258,803	Apple, Inc.	32,389,192

88,646	EMC Corporation	2,385,464

81,549	Hewlett-Packard Company	2,688,671

13,950	NetApp, Inc.	505,688

9,798	SanDisk Corporation	655,878

14,281	Seagate Technology	838,580

9,486	Western Digital Corporation	927,162
	Total Technology Hardware, Storage & Peripherals	40,390,635

	Textiles, Apparel & Luxury Goods – 0.8%

12,001	Coach, Inc., (2)	458,558

2,034	Fossil Group Inc., (3)	170,815

5,857	Hanesbrands Inc.	182,036

8,094	Michael Kors Holdings Limited, (3)	500,695

30,732	Nike, Inc., Class B	3,037,551

3,109	PVH Corporation	321,315

2,667	Ralph Lauren Corporation	355,804

7,547	Under Armour, Inc., (3)	585,270

15,070	VF Corporation	1,091,520
	Total Textiles, Apparel & Luxury Goods	6,703,564

	Thrifts & Mortgage Finance – 0.0%

21,026	Hudson City Bancorp, Inc.	195,542

	Tobacco – 1.4%

86,669	Altria Group, Inc.	4,337,783

15,731	Lorillard Inc.	1,098,968

68,260	Philip Morris International	5,697,662

13,465	Reynolds American Inc.	986,985
	Total Tobacco	12,121,398

	Trading Companies & Distributors – 0.2%

11,931	Fastenal Company, (2)	508,499

4,352	United Rentals Inc., (3)	420,316

2,660	W.W. Grainger, Inc.	660,824
	Total Trading Companies & Distributors	1,589,639
	Total Common Stocks (cost $299,109,193)	810,869,710

34	Nuveen Investments

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

10,067	Safeway Incorporated, (5)				$1,711

10,067	Safeway Incorporated, (5)				101
	Total Common Stock Rights (cost $—)				1,812
	Total Long-Term Investments (cost $299,109,193)				810,871,522

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 8.9%

	Money Market Funds – 8.9%

75,338,236	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (6), (7)				$75,338,236
	Total Investments Purchased with Collateral from Securities Lending (cost $75,338,236)				75,338,236

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (8)	Value

	SHORT-TERM INVESTMENTS – 3.7%

	Money Market Funds – 3.3%

28,069,214	First American Treasury Obligations Fund, Class Z	0.000% (6)	N/A	N/A	$28,069,214

	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S. Treasury Bills, (9)	0.000%	11/12/15	AAA	2,998,944
	Total Short-Term Investments (cost $31,067,224)				31,068,158
	Total Investments (cost $405,514,653) – 108.9%				917,277,916
	Other Assets Less Liabilities – (8.9)% (10)				(74,847,839)
	Net Assets – 100%				$842,430,077
Investments in Derivatives as of April 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	58	6/15	$30,144,050	$(291,450)	$518,190

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $72,388,970.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Shares round to less than 1.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(9)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Mid Cap Index Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 92.2%

	COMMON STOCKS – 92.2%

	Aerospace & Defense – 1.7%

39,964	BE Aerospace Inc., (2)	$2,389,448

12,914	Esterline Technologies Corporation, (3)	1,437,199

76,570	Exelis Inc.	1,877,496

19,837	Huntington Ingalls Industries Inc.	2,610,351

19,982	KLX Inc., (3)	837,446

20,734	Orbital ATK, Inc.	1,516,899

1,771	Teledyne Technologies Inc., (3)	185,902

21,065	Triumph Group Inc.	1,247,891
	Total Aerospace & Defense	12,102,632

	Airlines – 0.8%

55,515	Alaska Air Group, Inc.	3,556,291

102,105	JetBlue Airways Corporation, (2), (3)	2,096,216
	Total Airlines	5,652,507

	Auto Components – 0.4%

46,504	Dana Holding Corporation, (2)	1,003,091

117,874	Gentex Corporation	2,045,114
	Total Auto Components	3,048,205

	Automobiles – 0.2%

18,086	Thor Industries, Inc.	1,088,235

	Banks – 4.7%

65,082	Associated Banc-Corp., (2)	1,224,192

34,136	BancorpSouth Inc.	826,433

17,947	Bank of Hawaii Corporation, (2)	1,083,819

29,910	Cathay General Bancorp.	854,828

19,315	City National Corporation, (2)	1,800,158

34,315	Commerce Bancshares Inc., (2)	1,465,594

21,597	Cullen/Frost Bankers, Inc., (2)	1,575,285

57,920	East West Bancorp Inc.	2,350,973

95,564	First Horizon National Corporation, (2)	1,361,787

142,966	First Niagara Financial Group Inc.	1,300,276

66,791	FirstMerit Corporation	1,293,742

76,330	Fulton Financial Corporation	928,173

33,236	Hancock Holding Company	967,500

22,992	International Bancshares Corporation	597,332

36	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

38,710	Pacwest Bancorp., (2)	$1,745,821

24,224	Prosperity Bancshares, Inc.	1,292,108

20,196	Signature Bank, (3)	2,708,082

20,129	SVB Financial Group, (3)	2,672,326

56,137	Synovus Financial Corp.	1,552,766

67,305	TCF Financial Corporation	1,053,996

27,240	Trustmark Corporation	648,312

75,358	Umpqua Holdings Corporation	1,281,840

80,975	Valley National Bancorp., (2)	763,594

36,481	Webster Financial Corporation	1,307,114
	Total Banks	32,656,051

	Beverages – 0.1%

2,777	Boston Beer Company, (2), (3)	688,141

	Biotechnology – 0.4%

17,926	United Therapeutics Corporation, (3)	2,862,603

	Building Products – 1.0%

67,073	Fortune Brands Home & Security	2,991,456

17,795	Lennox International Inc.	1,885,558

30,742	Smith AO Corporation	1,964,414
	Total Building Products	6,841,428

	Capital Markets – 1.7%

48,763	Eaton Vance Corporation, (2)	2,003,184

38,208	Federated Investors Inc., (2)	1,314,355

60,651	Janus Capital Group Inc., (2)	1,085,653

50,145	Raymond James Financial Inc.	2,834,697

57,395	SEI Investments Company	2,620,656

11,837	Stifel Financial Corporation, (3)	625,467

34,425	Waddell & Reed Financial, Inc., Class A	1,697,841
	Total Capital Markets	12,181,853

	Chemicals – 3.1%

38,567	Albemarle Corporation	2,302,450

28,786	Ashland Inc.	3,637,399

24,225	Cabot Corporation	1,035,377

28,336	Cytec Industries, Inc.	1,566,697

13,928	Minerals Technologies Inc.	943,343

4,470	NewMarket Corporation	1,997,643

31,914	Olin Corporation, (2)	942,420

38,020	PolyOne Corporation	1,484,681

53,822	RPM International, Inc.	2,558,698

Nuveen Investments	37

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Chemicals (continued)

17,575	Scotts Miracle Gro Company	$1,133,763

19,978	Sensient Technologies Corporation	1,305,762

31,715	Valspar Corporation	2,572,087
	Total Chemicals	21,480,320

	Commercial Services & Supplies – 1.6%

22,336	Clean Harbors, Inc., (2), (3)	1,234,064

45,312	Copart Inc., (3)	1,611,748

20,219	Deluxe Corporation	1,309,180

18,218	HNI Corporation	849,688

23,929	Miller (Herman) Inc.	655,894

12,823	MSA Safety Inc.	586,524

80,624	R.R. Donnelley & Sons Company, (2)	1,501,219

38,928	Rollins Inc.	965,414

50,066	Waste Connections Inc.	2,373,629
	Total Commercial Services & Supplies	11,087,360

	Communications Equipment – 0.9%

53,115	Arris Group Inc., (3)	1,788,648

42,423	Ciena Corporation, (2), (3)	903,610

16,341	Interdigital Inc.	894,180

94,805	JDS Uniphase Corporation, (2), (3)	1,200,231

17,186	Plantronics Inc.	915,498

55,802	Polycom Inc., (3)	728,216
	Total Communications Equipment	6,430,383

	Construction & Engineering – 0.4%

48,458	AECOM, (2), (3)	1,529,334

14,689	Granite Construction Inc.	509,855

59,455	KBR Inc.	1,038,679
	Total Construction & Engineering	3,077,868

	Construction Materials – 0.2%

20,215	Eagle Materials Inc.	1,685,729

	Consumer Finance – 0.2%

170,772	SLM Corporation	1,740,167

	Containers & Packaging – 1.8%

26,438	AptarGroup Inc.	1,641,007

24,255	Bemis Company, Inc.	1,091,475

12,325	Greif Inc., (2)	502,367

39,714	Packaging Corp. of America	2,747,812

57,980	Rock-Tenn Company	3,651,580

38	Nuveen Investments

Shares	Description (1)	Value

	Containers & Packaging (continued)

17,563	Silgan Holdings, Inc.	$946,119

41,221	Sonoco Products Company	1,842,166
	Total Containers & Packaging	12,422,526

	Distributors – 0.5%

121,930	LKQ Corporation, (3)	3,300,645

	Diversified Consumer Services – 0.9%

40,055	Apollo Group, Inc., (3)	672,323

23,083	Devry Education Group Inc., (2)	698,030

1,351	Graham Holdings Company, (2)	1,381,978

86,251	Service Corporation International, (2)	2,387,428

27,846	Sothebys Holdings Inc., (2)	1,189,303
	Total Diversified Consumer Services	6,329,062

	Diversified Financial Services – 0.7%

34,731	CBOE Holdings Inc.	1,954,313

47,140	MSCI Inc., Class A Shares	2,884,497
	Total Diversified Financial Services	4,838,810

	Diversified Telecommunication Services – 0.1%

40,115	Windstream Holdings Inc.	468,543

	Electric Utilities – 1.5%

23,456	Cleco Corporation	1,274,834

62,100	Great Plains Energy Incorporated	1,625,778

40,990	Hawaiian Electric Industries, (2)	1,282,987

20,320	IDACORP, INC	1,225,906

80,438	OGE Energy Corp.	2,628,714

32,174	PNM Resources Inc.	893,794

49,239	Westar Energy Inc.	1,853,848
	Total Electric Utilities	10,785,861

	Electrical Equipment – 1.0%

17,454	Acuity Brands Inc.	2,913,945

21,752	Hubbell Incorporated, Class B	2,367,270

18,228	Regal-Beloit Corporation	1,425,430
	Total Electrical Equipment	6,706,645

	Electronic Equipment, Instruments & Components – 3.4%

40,618	Arrow Electronics, Inc., (3)	2,425,301

55,904	Avnet Inc.	2,383,188

17,612	Belden Inc.	1,478,527

31,769	Cognex Corporation	1,426,110

17,068	FEI Company	1,287,951

Nuveen Investments	39

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

62,691	Ingram Micro, Inc., Class A, (2), (3)	$1,577,306

11,782	IPG Photonics Corporation, (2), (3)	1,043,650

15,884	Itron Inc., (3)	569,600

62,781	Jabil Circuit Inc., (2)	1,413,828

55,184	Keysight Technologies, Inc., (3)	1,846,457

34,346	Knowles Corporation, (2), (3)	658,413

39,739	National Instruments Corporation	1,136,535

15,445	Tech Data Corporation, (3)	870,635

105,376	Trimble Navigation Limited, (3)	2,679,712

54,793	Vishay Intertechnology Inc., (2)	694,775

20,393	Zebra Technologies Corporation, Class A, (3)	1,877,787
	Total Electronic Equipment, Instruments & Components	23,369,775

	Energy Equipment & Services – 2.3%

23,371	Atwood Oceanics Inc., (2)	780,124

29,557	Dresser Rand Group, Inc., (3)	2,443,477

16,432	Dril Quip Inc., (3)	1,309,959

39,646	Helix Energy Solutions Group, (3)	653,366

115,453	Nabors Industries Inc.	1,928,065

43,625	Oceaneering International Inc.	2,404,174

21,329	Oil States International Inc., (3)	1,015,047

58,365	Patterson-UTI Energy, Inc.	1,304,458

49,522	Rowan Companies Inc.	1,049,371

63,254	Superior Energy Services, Inc.	1,612,977

20,012	Tidewater Inc., (2)	554,132

17,822	Unit Corporation, (3)	620,918
	Total Energy Equipment & Services	15,676,068

	Food & Staples Retailing – 0.3%

79,877	SUPERVALU INC.	702,119

20,044	United Natural Foods Inc., (3)	1,352,168
	Total Food & Staples Retailing	2,054,287

	Food Products – 1.9%

37,756	Dean Foods Company	613,535

70,997	Flowers Foods Inc., (2)	1,586,073

40,484	Hain Celestial Group Inc., (2), (3)	2,438,756

30,062	Ingredion Inc.	2,386,923

7,841	Lancaster Colony Corporation	703,024

20,881	Post Holdings Inc., (2), (3)	980,154

8,751	Tootsie Roll Industries Inc., (2)	271,106

12,842	Treehouse Foods Inc., (3)	1,043,541

40	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

70,235	WhiteWave Foods Company, (3)	$3,088,233
	Total Food Products	13,111,345

	Gas Utilities – 1.5%

40,468	Atmos Energy Corporation	2,185,272

33,934	National Fuel Gas Company, (2)	2,187,046

20,994	One Gas Inc.	881,118

70,747	Questar Corporation	1,658,310

66,264	UGI Corporation	2,306,650

20,965	WGL Holdings Inc.	1,153,285
	Total Gas Utilities	10,371,681

	Health Care Equipment & Supplies – 3.3%

29,018	Align Technology, Inc., (3)	1,707,419

19,364	Cooper Companies, Inc.	3,448,147

13,186	Halyard Health Inc., (3)	639,257

23,191	Hill Rom Holdings Inc.	1,158,159

101,712	Hologic Inc., (3)	3,431,763

19,050	Idexx Labs Inc., (3)	2,388,299

56,683	ResMed Inc.	3,624,311

22,356	Sirona Dental Systems, Inc., (3)	2,073,519

23,867	Steris Corporation, (2)	1,587,156

15,953	Teleflex Inc., (2)	1,961,581

22,247	Thoratec Corporation, (3)	892,327
	Total Health Care Equipment & Supplies	22,911,938

	Health Care Providers & Services – 2.7%

42,730	Centene Corporation, (3)	2,648,833

46,557	Community Health Systems, Inc., (3)	2,499,180

32,396	Health Net Inc., (3)	1,705,649

18,390	Lifepoint Hospitals Inc., (3)	1,377,043

38,820	Medax Inc., (3)	2,747,680

40,716	Omnicare, Inc., (2)	3,582,194

25,485	Owens and Minor Inc.	859,354

34,357	VCA Antech, Inc., (3)	1,751,176

17,721	Wellcare Health Plans Inc., (3)	1,372,137
	Total Health Care Providers & Services	18,543,246

	Health Care Technology – 0.2%

64,524	Allscripts Healthcare Solutions Inc., (3)	858,169

35,411	HMS Holdings Corporation, (2), (3)	602,341
	Total Health Care Technology	1,460,510

Nuveen Investments	41

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.7%

27,377	Brinker International Inc.	$1,515,864

7,312	Buffalo Wild Wings, Inc., (2), (3)	1,164,802

17,061	Cheesecake Factory Inc., (2)	855,268

22,471	Dominos Pizza Inc., (2)	2,423,497

30,398	Dunkin Brands Group Inc.	1,584,040

11,274	Intl Speedway Corporation	409,923

15,369	Life Time Fitness Inc., (3)	1,098,884

10,871	Panera Bread Company, (2), (3)	1,983,740

109,907	The Wendy’s Company	1,112,259
	Total Hotels, Restaurants & Leisure	12,148,277

	Household Durables – 1.7%

72,697	Jarden Corporation, (2)	3,720,632

36,339	KB Home, (2)	526,552

15,777	MDC Holdings Inc., (2)	423,455

1,485	NVR Inc., (3)	1,969,838

24,558	Tempur Pedic International Inc., (3)	1,495,828

64,626	Toll Brothers Inc., (3)	2,296,808

20,524	Tupperware Corporation	1,372,235
	Total Household Durables	11,805,348

	Household Products – 1.1%

53,626	Church & Dwight Company Inc.	4,352,821

24,911	Energizer Holdings Inc.	3,403,341
	Total Household Products	7,756,162

	Industrial Conglomerates – 0.4%

25,887	Carlisle Companies Inc.	2,498,096

	Insurance – 4.6%

6,538	Alleghany Corporation, Term Loan, (3)	3,095,874

28,928	American Financial Group Inc.	1,828,250

63,456	Arthur J. Gallagher & Co.	3,035,100

26,433	Aspen Insurance Holdings Limited	1,235,214

48,019	Brown & Brown Inc.	1,534,207

55,519	CNO Financial Group Inc.	943,823

19,180	Everest Reinsurance Group Ltd	3,431,494

43,155	First American Corporation	1,501,362

17,796	Hanover Insurance Group Inc.	1,220,272

38,960	HCC Insurance Holdings Inc.	2,219,162

20,946	Kemper Corporation	789,036

14,657	Mercury General Corporation, (2)	805,256

97,875	Old Republic International Corporation	1,496,509

42	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

21,981	Primerica Inc.	$1,015,962

28,133	Reinsurance Group of America Inc.	2,577,545

16,378	RenaisasnceRE Holdings, Limited, (2)	1,678,581

17,667	StanCorp Financial Group Inc.	1,273,437

42,760	WR Berkley Corporation	2,094,812
	Total Insurance	31,775,896

	Internet & Catalog Retail – 0.1%

13,878	Hosting Site Network, Inc.	866,265

	Internet Software & Services – 0.5%

32,290	AOL Inc., (3)	1,288,371

47,058	Rackspace Hosting Inc., (3)	2,536,426
	Total Internet Software & Services	3,824,797

	IT Services – 3.2%

31,085	Acxiom Corporation, (3)	542,744

48,742	Broadridge Financial Solutions, Inc.	2,628,169

40,988	Convergys Corporation, (2)	929,608

37,097	CoreLogic Inc.	1,450,864

14,108	DST Systems Inc.	1,623,549

36,380	Gartner Inc., (2), (3)	3,018,812

27,542	Global Payments Inc.	2,761,912

34,154	Henry Jack and Associates Inc.	2,271,583

27,679	Leidos Holdings Inc.	1,152,554

21,382	Maximus Inc.	1,368,662

22,658	NeuStar, Inc., (2), (3)	679,740

16,476	Science Applications International Corporation	825,448

45,128	VeriFone Holdings Inc., (3)	1,614,229

15,653	WEX Inc., (3)	1,764,250
	Total IT Services	22,632,124

	Leisure Products – 1.0%

37,454	Brunswick Corporation	1,874,198

25,519	Polaris Industries Inc.	3,495,082

29,657	Vista Outdoor Inc., (3)	1,297,790
	Total Leisure Products	6,667,070

	Life Sciences Tools & Services – 1.1%

8,149	Bio-Rad Laboratories Inc., (2), (3)	1,095,633

13,448	Bio-Techne Corporation	1,290,470

19,537	Charles River Laboratories International, Inc., (3)	1,351,179

11,802	Mettler-Toledo International Inc., (3)	3,741,351
	Total Life Sciences Tools & Services	7,478,633

Nuveen Investments	43

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Machinery – 4.5%

35,283	AGCO Corporation, (2)	$1,817,427

20,365	CLARCOR, Inc.	1,323,725

19,965	Crane Company	1,220,061

53,124	Donaldson Company, Inc.	1,985,244

24,485	Graco Inc.	1,753,616

32,614	Harsco Corporation	524,433

32,565	IDEX Corporation, (2)	2,442,701

37,040	ITT Industries, Inc.	1,468,636

31,735	Kennametal Inc.	1,123,736

32,486	Lincoln Electric Holdings Inc.	2,172,014

24,173	Nordson Corporation, (2)	1,925,379

34,310	Oshkosh Truck Corporation	1,847,250

18,158	SPX Corporation	1,398,166

44,553	Terex Corporation, (2)	1,223,425

30,969	Timken Company	1,216,772

62,574	Trinity Industries Inc.	1,695,130

10,858	Valmont Industries, Inc., (2)	1,368,325

38,958	Wabtec Corporation	3,664,000

23,835	Woodward Governor Company	1,121,437
	Total Machinery	31,291,477

	Marine – 0.3%

23,018	Kirby Corporation, (3)	1,807,604

	Media – 1.3%

23,873	AMC Networks Inc., Class A Shares, (2), (3)	1,800,979

42,058	Cinemark Holdings Inc.	1,792,933

29,059	Dreamworks Animation SKG Inc., (2), (3)	757,278

18,915	John Wiley and Sons Inc., Class A	1,075,885

57,485	Live Nation Inc., (3)	1,440,574

14,948	Meredith Corporation	777,894

50,986	New York Times, Class A, (2)	682,703

45,071	Time Inc.	1,028,971
	Total Media	9,357,217

	Metals & Mining – 1.6%

21,446	Carpenter Technology Inc., (2)	927,540

47,560	Commercial Metals Company	789,496

13,545	Compass Minerals International, Inc.	1,196,430

31,390	Reliance Steel & Aluminum Company	2,031,561

26,244	Royal Gold, Inc., (2)	1,693,525

96,647	Steel Dynamics Inc.	2,138,798

44	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

15,484	TimkenSteel Corporation	$451,978

58,448	United States Steel Corporation, (2)	1,403,921

21,024	Worthington Industries, Inc.	568,279
	Total Metals & Mining	11,201,528

	Multiline Retail – 0.3%

22,592	Big Lots, Inc., (2)	1,029,517

123,108	J.C. Penney Company, Inc., (2)	1,021,796
	Total Multiline Retail	2,051,313

	Multi-Utilities – 1.0%

44,810	Alliant Energy Corporation	2,709,661

18,027	Black Hills Corporation	888,551

77,395	MDU Resources Group Inc.	1,725,135

33,310	Vectren Corporation	1,437,993
	Total Multi-Utilities	6,761,340

	Oil, Gas & Consumable Fuels – 2.3%

123,667	California Resources Corporation	1,150,103

140,966	Denbury Resources Inc., (2)	1,241,910

29,399	Energen Corporation	2,092,327

34,506	Gulfport Energy Corporation, (3)	1,688,724

80,253	HollyFrontier Company	3,112,211

109,466	Peabody Energy Corporation, (2)	517,774

24,816	Rosetta Resources, Inc., (3)	566,549

27,086	SM Energy Company	1,570,175

23,405	Western Refining Inc.	1,030,990

29,074	World Fuel Services Corporation, (2)	1,613,607

81,654	WPX Energy Inc., (2), (3)	1,122,743
	Total Oil, Gas & Consumable Fuels	15,707,113

	Paper & Forest Products – 0.3%

26,244	Domtar Corporation	1,134,266

57,007	Louisiana-Pacific Corporation, (2), (3)	868,787
	Total Paper & Forest Products	2,003,053

	Personal Products – 0.2%

164,919	Avon Products, Inc., (2)	1,347,388

	Pharmaceuticals – 0.2%

31,395	Akorn, Inc., (2), (3)	1,307,288

	Professional Services – 1.1%

13,653	CEB Inc.	1,144,531

16,502	FTI Consulting Inc., (3)	678,397

Nuveen Investments	45

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Professional Services (continued)

32,162	Manpower Inc.	$2,744,383

25,841	Towers Watson & Company, Class A Shares	3,279,352
	Total Professional Services	7,846,663

	Real Estate Investment Trust – 8.2%

28,940	Alexandria Real Estate Equities Inc.	2,673,477

42,376	American Campus Communities Inc.	1,700,973

77,759	BioMed Realty Trust Inc.	1,613,499

33,246	Camden Property Trust	2,496,110

48,138	Communications Sales & Leasing, Inc.	1,447,991

35,386	Corporate Office Properties	933,837

47,003	Corrections Corporation of America, (2)	1,729,240

35,320	Douglas Emmett Inc.	1,006,620

133,090	Duke Realty Corporation	2,636,513

25,575	Equity One Inc.	629,912

44,491	Extra Space Storage Inc., (2)	2,933,292

27,173	Federal Realty Investment Trust, (2)	3,632,215

36,402	Highwoods Properties, Inc., (2)	1,566,742

23,076	Home Properties New York, Inc.	1,697,471

60,484	Hospitality Properties Trust	1,819,359

33,210	Kilroy Realty Corporation	2,357,578

26,516	Lamar Advertising Company, (2)	1,536,867

42,033	LaSalle Hotel Properties	1,542,191

59,658	Liberty Property Trust	2,078,485

35,811	Mack-Cali Realty Corporation, (2)	642,807

30,298	Mid-America Apartment Communities	2,260,534

49,760	National Retail Properties, Inc., (2)	1,910,784

51,514	Omega Healthcare Investors Inc., (2)	1,859,140

16,396	Potlatch Corporation	605,176

51,082	Rayonier Inc.	1,307,188

37,298	Regency Centers Corporation	2,341,568

82,290	Senior Housing Properties Trust	1,684,476

20,063	Tanger Factory Outlet Centers	673,716

25,553	Taubman Centers Inc.	1,840,072

101,560	UDR Inc.	3,328,121

12,504	Urban Edge Properties	282,966

45,397	Weingarten Realty Trust	1,487,206

62,741	WP GLIMCHER, Inc.	941,115
	Total Real Estate Investment Trust	57,197,241

46	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Management & Development – 0.5%

17,321	Alexander & Baldwin Inc.	$701,154

18,000	Jones Lang LaSalle Inc.	2,989,080
	Total Real Estate Management & Development	3,690,234

	Road & Rail – 1.4%

23,046	Con-Way, Inc.	947,191

20,603	Genesee & Wyoming Inc., (3)	1,915,049

36,945	J.B. Hunt Transports Services Inc., (2)	3,221,604

18,068	Landstar System, (2)	1,125,817

28,192	Old Dominion Freight Line, (2), (3)	2,005,297

17,344	Werner Enterprises, Inc.	466,033
	Total Road & Rail	9,680,991

	Semiconductors & Semiconductor Equipment – 2.4%

261,638	Advanced Micro Devices, Inc., (2), (3)	591,302

170,037	Atmel Corporation, (2)	1,288,880

44,533	Cree, Inc., (2), (3)	1,410,805

125,907	Cypress Semiconductor Corporation, (2)	1,677,081

50,463	Fairchild Semiconductor International Inc., Class A, (3)	916,660

57,253	Integrated Device Technology, Inc., (3)	1,041,432

52,016	Intersil Holding Corporation, Class A, (2)	694,414

58,312	Qorvo Inc., (3)	3,843,343

27,175	Semtech Corporation, (3)	632,906

16,148	Silicon Laboratories Inc., (3)	834,367

100,837	SunEdison Inc., (2), (3)	2,553,193

82,674	Teradyne Inc.	1,508,801
	Total Semiconductors & Semiconductor Equipment	16,993,184

	Software – 4.5%

46,389	ACI Worldwide, Inc., (2), (3)	1,068,339

17,878	Advent Software Inc.	776,084

37,429	Ansys Inc., (3)	3,212,905

116,942	Cadence Design Systems, Inc., (2), (3)	2,180,968

59,447	CDK Global Inc.	2,848,700

17,917	CommVault Systems, Inc., (3)	819,703

15,701	FactSet Research Systems Inc., (2)	2,471,180

13,921	Fair Isaac Corporation	1,231,452

55,330	Fortinet Inc., (3)	2,088,154

44,348	Informatica Corporation, (3)	2,131,808

39,112	Mentor Graphics Corporation, (2)	935,950

47,914	Parametric Technology Corporation, (3)	1,837,023

40,114	Rovi Corporation, (3)	742,510

Nuveen Investments	47

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Software (continued)

26,494	Solarwinds, Inc., (3)	$1,292,377

27,791	Solera Holdings Inc.	1,348,419

62,501	Synopsys Inc., (3)	2,930,047

10,712	Tyler Technologies Inc., (3)	1,306,328

11,450	Ultimate Software Group, Inc., (2), (3)	1,903,219
	Total Software	31,125,166

	Specialty Retail – 4.1%

29,177	Aaron Rents Inc.	992,018

29,482	Abercrombie & Fitch Co., Class A, (2)	662,755

29,469	Advance Auto Parts, Inc.	4,214,066

69,104	American Eagle Outfitters, Inc., (2)	1,099,445

18,293	Ann Inc., (3)	692,573

52,240	Ascena Retail Group Inc., (3)	783,078

18,934	Cabela’s Incorporated, (2), (3)	998,579

62,954	Chico’s FAS, Inc.	1,061,404

30,545	CST Brands Inc.	1,274,032

40,127	Dick’s Sporting Goods Inc.	2,177,291

58,899	Foot Locker, Inc., (2)	3,501,546

24,103	Guess Inc.	441,326

17,941	Murphy USA Inc., (3)	1,172,086

196,559	Office Depot, Inc., (2), (3)	1,812,274

21,325	Rent-A-Center Inc.	631,220

32,396	Signet Jewelers Limited	4,345,274

35,358	Williams-Sonoma Inc.	2,599,874
	Total Specialty Retail	28,458,841

	Technology Hardware, Storage & Peripherals – 0.7%

41,665	3D Systems Corporation, (2), (3)	1,045,375

26,092	Diebold Inc., (2)	907,219

25,150	Lexmark International, Inc., Class A, (2)	1,116,409

67,819	NCR Corporation, (3)	1,860,953
	Total Technology Hardware, Storage & Peripherals	4,929,956

	Textiles, Apparel & Luxury Goods – 0.7%

21,689	Carter’s Inc.	2,165,864

13,985	Deckers Outdoor Corporation, (2), (3)	1,034,890

51,116	Kate Spade & Company, (2), (3)	1,671,493
	Total Textiles, Apparel & Luxury Goods	4,872,247

	Thrifts & Mortgage Finance – 0.6%

178,800	New York Community Bancorp Inc., (2)	3,073,572

48	Nuveen Investments

Shares	Description (1)				Value

	Thrifts & Mortgage Finance (continued)

40,929	Washington Federal Inc.				$884,066
	Total Thrifts & Mortgage Finance				3,957,638

	Trading Companies & Distributors – 0.7%

18,597	GATX Corporation				1,011,677

19,131	MSC Industrial Direct Inc., Class A, (2)				1,359,449

43,336	NOW Inc., (2), (3)				1,035,730

11,520	Watsco Inc.				1,385,741
	Total Trading Companies & Distributors				4,792,597

	Water Utilities – 0.3%

71,520	Aqua America Inc.				1,918,166

	Wireless Telecommunication Services – 0.1%

39,973	Telephone and Data Systems Inc.				1,067,678
	Total Common Stocks (cost $445,577,301)				641,793,015

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

100,634	Community Health Systems Inc.				$1,620
	Total Common Stock Rights (cost $—)				1,620
	Total Long-Term Investments (cost $445,577,301)				641,794,635

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 16.3%

	Money Market Funds – 16.3%

112,980,138	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)				$112,980,138
	Total Investments Purchased with Collateral from Securities Lending (cost $112,980,138)				112,980,138

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 7.8%

	Money Market Funds – 7.4%

51,478,930	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$51,478,930

	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S. Treasury Bills, (7)	0.000%	11/12/15	AAA	2,998,944
	Total Short-Term Investments (cost $54,476,939)				54,477,874
	Total Investments (cost $613,034,378) – 116.3%				809,252,647
	Other Assets Less Liabilities – (16.3)% (8)				(113,181,540)
	Net Assets – 100%				$696,071,107

Nuveen Investments	49

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Investments in Derivatives as of April 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P MidCap 400® E-Mini Index	Long	357	6/15	$53,425,050	$(578,340)	$(588,871)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $107,967,261.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not applicable

See accompanying notes to financial statements.

50	Nuveen Investments

Nuveen Small Cap Index Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	COMMON STOCKS – 97.0%

	Aerospace & Defense – 1.6%

3,069	AAR Corporation	$92,807

4,638	Aerojet Rocketdyne Holdings Inc., (2)	91,183

1,478	Aerovironment, Inc., (2)	37,837

610	American Science & Engineering Inc.	22,826

1,461	Astronics Corporation, (2), (3)	98,340

1,598	Cubic Corporation	79,229

3,738	Curtiss Wright Corporation	273,098

5,852	DigitalGlobe Inc., (2)	188,259

842	Ducommon Inc.	25,597

1,361	Engility Holdings Inc., (2)	37,931

489	Erickson Inc., (2)	1,736

2,468	Esterline Technologies Corporation, (2)	274,664

5,158	Heico Corporation, (3)	288,023

2,537	Keyw Holding Corporation, (2), (3)	24,482

3,663	Kratos Defence & Security Solutions Inc., (2), (3)	20,037

864	LMI Aerospace, Inc., (2)	9,755

3,450	Moog Inc., Class A Shares, (2)	241,086

374	National Presto Industries Inc.	23,405

204	SIFCO Industries, Incorporated	2,972

785	Sparton Corporation, (2)	20,229

4,178	Taser International, Inc., (2), (3)	126,134

2,911	Teledyne Technologies Inc., (2)	305,568
	Total Aerospace & Defense	2,285,198

	Air Freight & Logistics – 0.5%

4,322	Air Transport Services Group Inc., (2)	40,281

2,035	Atlas Air Worldwide Holdings Inc., (2)	99,186

1,822	Echo Global Logistics, Inc., (2)	52,656

2,419	Forward Air Corporation	121,845

2,852	Hub Group, Inc., (2)	113,795

722	Park Ohio Holdings Corporation	33,450

7,096	UTI Worldwide, Inc., (3)	64,077

4,074	XPO Logistics, Incorporated, (2), (3)	197,589
	Total Air Freight & Logistics	722,879

Nuveen Investments	51

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Airlines – 0.6%

1,071	Allegiant Travel Company	$164,677

3,494	Hawaiian Holdings Inc., (2), (3)	80,642

20,316	JetBlue Airways Corporation, (2), (3)	417,087

3,861	Republic Airways Holdings, Inc., (2)	47,259

3,962	Skywest Inc.	54,081

1,187	Virgin America Inc., (2), (3)	34,114
	Total Airlines	797,860

	Auto Components – 1.2%

5,248	American Axle and Manufacturing Holdings Inc.	130,833

4,501	Cooper Tire & Rubber	191,247

1,062	Cooper-Standard Holdings Inc., (2)	64,803

12,646	Dana Holding Corporation, (3)	272,774

2,095	Dorman Products, Inc., (2), (3)	98,109

1,833	Drew Industries Inc., (2)	103,876

2,326	Federal Mogul Corporation, Class A Shares, (2)	30,005

821	Fox Factory Holding Corporation, (2)	12,496

1,171	Fuel Systems Solutions, Inc., (2)	12,998

2,735	Gentherm Inc., (2)	144,217

884	Metaldyne Performance Group Inc.	15,965

3,697	Modine Manufacturing Company	45,436

1,384	Motorcar Parts of America, Inc., (2)	40,454

2,384	Remy International Inc.	53,044

669	Shiloh Industries, Inc., (2)	7,780

2,842	Spartan Motors, Inc.	13,386

1,535	Standard Motor Products Inc.	58,023

2,190	Stoneridge Inc., (2)	26,368

268	Strattec Security Corporation, (3)	20,119

1,936	Superior Industries International Inc.	36,010

4,721	Tenneco Inc., (2)	275,942

1,662	Tower International Inc., (2)	42,979
	Total Auto Components	1,696,864

	Automobiles – 0.0%

2,112	Winnebago Industries Inc., (3)	43,740

	Banks – 7.5%

1,164	1st Source Corporation, (3)	36,224

613	American National Bankshares, Inc.	13,799

1,951	Ameris Bancorp.	48,755

775	Ames National Corporation	19,329

848	Arrow Financial Corporation, (3)	22,099

52	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

2,567	Banc of California Inc., (3)	$31,831

551	BancFirst Corporation	31,804

2,304	Banco Latinoamericano de Exportaciones S.A	73,198

2,566	Bancorp, Inc., (2)	24,993

7,448	BancorpSouth Inc.	180,316

487	Bank of Kentucky Financial Corporation	23,322

453	Bank of Marin Bancorp California	22,840

6,178	Bank of the Ozarks, Inc.	239,459

1,518	Banner Corporation	68,644

6,165	BBCN Bancorp Inc.	87,481

1,948	Berkshire Hills Bancorp, Inc., (3)	54,563

2,207	Blue Hills Bancorp, Inc., (2)	29,618

1,526	BNC Bancorp.	27,850

6,205	Boston Private Financial Holdings Inc.	81,596

931	Bridge Bancorp Inc.	23,526

744	Bridge Capital Holdings, (2)	20,125

1,126	Bryn Mawr Bank	33,881

575	Camden National Corporation	22,034

1,879	Capital Bank Financial Corporation, Class A Shares	50,958

825	Capital City Bank	11,608

2,522	Cardinal Financial Corporation	52,029

2,498	Cascade Bancorp., (2)	12,040

6,176	Cathay General Bancorp.	176,510

2,509	Centerstate Banks of Florida, Inc.	30,509

1,327	Central Pacific Financial Corporation	30,388

284	Century Bancorp, Inc.	10,971

2,457	Chemical Financial Corporation	75,921

964	Citizens & Northern Corporation, (3)	19,126

1,217	City Holding Company, (3)	55,945

1,198	CNB Financial Corporation	20,582

2,954	Cobiz, Inc.	35,478

4,079	Columbia Banking Systems Inc.	121,146

3,156	Community Bank System Inc.	110,302

1,211	Community Trust Bancorp, Inc.	38,849

876	CommunityOne Bancorp., (2)	8,629

1,358	ConnectOne Bancorp, Inc., (3)	26,101

678	CU Bancorp., (2)	14,048

1,831	Customers Bancorp Inc., (2)	46,160

8,214	CVB Financial, (3)	128,549

Nuveen Investments	53

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

1,765	Eagle Bancorp, Inc., (2)	$65,058

604	Enterprise Bancorp, Inc.	12,962

1,509	Enterprise Financial Services Corporation	30,980

12,519	F.N.B. Corporation PA	166,127

639	FCB Financial Holdings, Inc., Class A Shares, (2)	17,100

1,221	Fidelity Southern Corporation	20,513

1,075	Financial Institutions, Inc.	25,316

797	First Bancorp Maine	13,294

1,640	First Bancorp of North Carolina, Inc., (3)	26,617

8,409	First Bancorp of Puerto Rico, (2)	50,538

6,038	First Busey Corporation	37,677

319	First Business Financial Services, Inc.	14,489

655	First Citizens Bancshs Inc.	157,423

7,292	First Commonwealth Financial Corporation	65,774

1,269	First Community Bancshares, Inc.	21,268

1,253	First Connecticut Bancorp., (3)	18,519

4,476	First Financial Bancorp.	77,256

4,966	First Financial Bankshares, Inc., (3)	143,815

935	First Financial Corporation	31,743

1,404	First Interstate BancSystem Inc., Montana	37,992

2,911	First Merchants Corporation	65,701

5,838	First Midwest Bancorp, Inc.	99,830

1,158	First NBC Bank Holding Company, (2)	40,738

989	First of Long Island Corporation	24,745

12,825	FirstMerit Corporation	248,420

2,346	Flushing Financial Corporation	44,949

1,066	German American Bancorp, Inc., (3)	30,498

5,776	Glacier Bancorp, Inc.	152,140

859	Great Southern Bancorp.	33,862

1,424	Great Western Bancorp Inc., (3)	31,143

1,144	Guaranty Bancorp.	18,007

2,812	Hampton Roads Bankshares, Inc., (2)	5,005

6,382	Hancock Holding Company	185,780

2,469	Hanmi Financial Corporation	52,540

1,235	Heartland Financial USA, Inc.	42,496

1,614	Heritage Commerce Corporation	14,381

2,411	Heritage Financial Corporation	40,746

1,681	Heritage Oaks Bancorp	13,398

5,822	Hilltop Holdings Inc., (2)	117,080

54	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

4,199	Home Bancshares, Inc., (3)	$138,063

1,609	HomeTrust Bancshares Inc., (2)	25,165

724	Horizon Bancorp.	16,905

1,142	Hudson Valley Holding Corporation	28,253

2,437	IberiaBank Corporation	151,849

1,907	Independent Bank Corporation, Massachusetts	79,560

1,778	Independent Bank Corporation, Michigan	23,541

709	Independent Bank Group Inc.	27,297

4,442	International Bancshares Corporation	115,403

27,781	Investors Bancorp, Inc.	328,927

3,127	Lakeland Bancorp, Inc.	35,491

1,282	Lakeland Financial Corporation	50,062

3,089	LegacyTexas Financial Group Inc.	78,615

1,977	Macatawa Bank Corporation, (3)	10,379

1,698	Mainsource Financial Group	32,687

5,150	MB Financial, Inc.	155,170

1,305	Mercantile Bank Corporation	25,865

400	Merchants Bancshares, Inc.	11,784

1,099	Metro Bancorp, Inc.	28,178

646	Midsouth Bancorp Inc.	8,379

565	MidWestOne Financial Group Inc.	16,526

3,188	National Bank Holdings Corporation	60,572

538	National Bankshares, Inc., (3)	15,607

9,614	National Penn Bancshares, Inc.	99,986

3,388	NBT Bancorp, Inc.	81,820

2,608	NewBridge Bancorp.	20,994

542	Northrim Bancorp, Inc.	13,507

3,490	OFG Bancorp., (3)	49,174

675	Old Line Bancshares, Inc.	10,841

8,447	Old National Bancorp.	115,386

412	Opus Bank	12,896

1,490	Pacific Continental Corporation	19,221

1,335	Pacific Premier Bancorp, Inc., (2)	20,906

372	Palmetto Bancshares Inc.	6,752

959	Park National Corporation	79,175

3,464	Park Sterling Bank Inc.	23,209

937	Peapack Gladstone Financial Corporation	19,611

401	Penns Woods Bancorp, Inc., (3)	17,480

900	Peoples Bancorp, Inc.	20,871

Nuveen Investments	55

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

586	Peoples Financial Services Corporation	$23,024

2,759	Pinnacle Financial Partners, Inc.	131,466

910	Preferred Bank Los Angeles	25,644

5,409	Privatebancorp, Inc.	200,512

5,024	Prosperity Bancshares, Inc.	267,980

2,546	Renasant Corporation, (3)	75,642

807	Republic Bancorp, Inc.	19,190

2,495	Republic First Bancorp, Inc., (2)	8,982

2,304	S&T Bancorp, Inc., (3)	61,978

2,080	Sandy Spring Bancorp, Inc.	54,205

1,222	Seacoast Banking Corporation of Florida, (2)	17,065

1,014	Sierra Bancorp.	16,609

1,265	Simmons First National Corporation	55,344

1,870	South State Corporation	126,636

1,944	Southside Bancshares, Inc.	53,135

1,534	Southwest Bancorp, Inc.	26,431

534	Square 1 Financial Inc., Class A, (2)	13,809

2,492	State Bank Financial Corporation	49,865

6,484	Sterling Bancorp., (3)	84,162

772	Stonegate Bank	22,110

963	Suffolk Bancorp., (3)	23,073

674	Sun Bancorp, Inc., (2)	12,759

14,551	Susquehanna Bancshs Inc.	195,565

1,204	SY Bancorp, Inc., (3)	41,899

1,444	Talmer Bancorp Inc., Class A	22,209

3,340	Texas Capital BancShares, Inc., (2)	175,884

1,204	Tompkins Financial Corporation	62,789

3,434	Towne Bank	56,833

1,334	Trico Bancshares	31,109

1,712	Tristate Capital Holdings Inc., (2), (3)	21,400

5,230	Trustmark Corporation	124,474

2,926	UMB Financial Corporation	145,686

12,921	Umpqua Holdings Corporation	219,786

3,618	Union Bankshares Corporation	78,728

5,357	United Bankshares, Inc., (3)	201,316

3,590	United Community Banks, Inc.	66,810

1,259	Univest Corporation of Pennsylvania	24,563

17,586	Valley National Bancorp., (3)	165,836

1,206	Washington Trust Bancorp, Inc.	44,646

56	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

7,004	Webster Financial Corporation	$250,953

2,574	WesBanco, Inc.	81,107

1,206	West Bancorp, Inc., (3)	22,866

2,040	Westamerica Bancorp.	88,842

5,852	Western Alliance Bancorporation, (2)	180,944

5,160	Wilshire Bancorp, Inc.	54,438

3,609	Wintrust Financial Corporation, (3)	175,903

1,513	Yadkin Financial Inc., (2)	29,776
	Total Banks	10,599,146

	Beverages – 0.2%

646	Boston Beer Company, (2), (3)	160,079

362	Coca-Cola Bottling Company Consolidated	40,906

852	Craft Brewers Alliance Inc., (2)	11,204

945	National Beverage Corporation, (2)	21,121
	Total Beverages	233,310

	Biotechnology – 5.9%

6,111	Acadia Pharmaceuticals, Inc., (2)	208,813

1,275	Acceleron Pharma Inc., (2)	35,254

8,819	Achillion Pharmaceuticals, Inc., (2), (3)	77,166

3,230	Acorda Therapeutics, Inc., (2)	97,126

1,935	Actinium Pharmaceuticals Inc., (2), (3)	4,876

235	Adamas Pharmaceuticals Inc., (2)	4,058

2,287	Aegerion Pharmaceuticals Inc., (2), (3)	53,196

4,827	Agenus Inc., (2)	31,906

1,134	Agios Pharmaceutical Inc., (2)	104,714

631	Akebia Therapeutics Inc., (2)	4,840

778	Alder Biopharmaceuticals Inc., (2)	19,839

2,024	AMAG Pharmaceuticals Inc., (2), (3)	103,163

2,555	Anacor Pharmaceuticals Inc., (2)	134,623

453	Applied Genetic Technologies Corporation, (2)	8,670

396	Ardelyx, Inc., (2)	4,158

18,682	Arena Pharmaceuticals, Inc., (2), (3)	81,454

12,784	Ariad Pharmaceuticals, Inc., (2), (3)	110,837

10,802	Array Biopharma, Inc., (2)	67,513

4,234	Arrowhead Research Corporation, (2), (3)	29,215

536	Atara Biotherapeutics Inc., (2)	22,217

805	Auspex Pharmaceuticals Inc., (2)	81,216

555	Avalanche Biotechnologies Inc., (2)	17,682

652	Bellicum Pharmaceuticals, Inc., (2)	15,635

Nuveen Investments	57

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

5,434	BioCryst Pharmaceuticals, Inc., (2), (3)	$50,482

292	BioSpecifics Technologies Corporation, (2)	11,187

4,198	BioTime Inc., (2), (3)	21,536

1,906	Bluebird Bio Inc., (2)	253,860

619	Calithera Biosciences, Inc., (2)	6,196

447	Cara Therapeutics Inc., (2)	4,805

7,583	Celldex Therapeutics, Inc., (2), (3)	181,992

783	Cellular Dynamics International Inc., (2)	12,935

5,408	Cepheid, Inc., (2)	303,389

2,049	ChemoCentryx Inc., (2), (3)	13,708

2,341	Chimerix Inc., (2)	79,594

1,913	Clovis Oncology Inc., (2)	153,729

526	Coherus Biosciences Inc., (2)	11,451

11,611	CTI BioPharma Corp., (2), (3)	20,668

2,720	Cytokinetics, Inc., (2)	17,109

7,111	Cytori Therapeutics, Inc., (2), (3)	6,222

4,500	CytRx Corporation, (2), (3)	19,755

291	Dicerna Pharmaceuticals Inc., (2), (3)	5,840

11,240	Dyax Corporation, (2)	268,748

2,239	Dynavax Technologies Corporation, (2), (3)	45,037

378	Eleven Biotherapeutics Inc., (2)	4,476

2,287	Emergent BioSolutions, Inc., (2)	67,901

801	Enanta Pharmaceuticals Inc., (2), (3)	27,426

1,210	Epizyme Inc., (2)	19,735

518	Esperion Therapeutics Inc., (2)	49,277

6,840	EXACT Sciences Corporation, (2), (3)	142,956

15,100	Exelixis, Inc., (2), (3)	38,807

721	FibroGen, Inc., (2)	16,763

1,574	Five Prime Therapeutics Inc., (2)	31,574

466	Flexion Therapeutics Inc., (2)	7,465

182	Foundation Medicine Inc., (2)	8,283

1,454	Galectin Therapeutics Inc., (2)	4,347

11,572	Galena Biopharma Inc., (2)	15,622

421	Genocea Biosciences Inc., (2)	4,311

1,295	Genomic Health, Inc., (2)	35,056

12,171	Geron Corporation, (2), (3)	44,059

8,020	Halozyme Therapeutics, Inc., (2), (3)	119,257

1,807	Heron Therapeutics Inc., (2)	19,516

1,055	Hyperion Therapeutics Inc., (2)	48,488

58	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

6,653	Idera Pharmaceuticals, Inc., (2)	$18,695

556	Immune Design Corporation, (2)	12,471

6,656	Immunogen, Inc., (2)	55,045

6,413	Immunomedics, Inc., (2), (3)	23,087

3,765	Infinity Pharmaceuticals, Inc., (2)	47,703

4,666	Inovio Pharmaceuticals Inc., (2), (3)	38,075

4,762	Insmed Incorporated, (2)	95,430

774	Insys Therapeutics Inc., (2)	40,689

2,928	Intrexon Corporation, (2), (3)	113,694

564	Invitae Corporation, (2)	6,176

9,268	Ironwood Pharmaceuticals Inc., (2)	126,601

9,119	ISIS Pharmaceuticals, Inc., (2), (3)	517,230

1,148	Karyopharm Therapeutics Inc., (2)	31,180

7,809	Keryx Biopharmaceuticals, Inc., (2), (3)	83,244

872	Kindred Biosciences Inc., (2)	5,947

729	Kite Pharma Inc., (2), (3)	36,727

1,527	Kythera Biopharmaceuticals ,Incorporated, (2), (3)	66,715

17,724	Lexicon Genetics, Inc., (2), (3)	17,724

1,522	Ligand Pharmaceuticals, Inc., (2), (3)	118,168

291	Loxo Oncology Inc., (2)	3,306

1,549	MacroGenics Inc., (2)	44,317

17,687	MannKind Corporation, (2), (3)	75,877

7,615	Merrimack Pharmaceuticals, Incorporated, (2), (3)	84,527

7,221	MiMedx Group Inc., (2)	67,877

664	Mirati Therapeutics, Inc., (2)	18,453

3,726	Momenta Pharmaceuticals, Inc., (2)	65,019

3,110	NanoViricides, Inc., (2)	5,349

12,159	Navidea Biopharmaceuticals Incorporated, (2)	16,415

1,910	NeoStem Inc., (2), (3)	5,501

5,546	Neuralstem Inc., (2), (3)	9,373

6,529	Neurocrine Biosciences Inc., (2)	222,574

1,527	NewLink Genetics Corporation, (2), (3)	68,104

3,382	Northwest Biotherapeutics, Inc., (2)	26,583

20,738	Novavax, Inc., (2), (3)	160,305

1,632	Ohr Pharmaceutical Inc., (2), (3)	4,586

980	Oncomed Pharmaceuticals Inc., (2)	23,500

7,294	Oncothyreon Inc., (2)	10,941

1,076	Ophthotech Corporation, (2)	48,721

15,283	Opko Health Inc., (2), (3)	210,294

Nuveen Investments	59

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

9,269	Orexigen Therapeutics Inc., (2), (3)	$60,897

4,846	Organovo Holdings Inc., (2), (3)	22,001

1,382	Osiris Therapeutics, Inc., (2)	20,965

578	Otonomy, Inc., (2), (3)	15,167

1,325	OvaScience Inc., (2), (3)	32,787

12,455	PDL Biopahrma Inc., (3)	83,075

13,687	Peregrine Pharmaceuticals, Inc., Reg S, (2)	17,930

3,560	Portola Pharmaceuticals Inc., (2)	127,056

5,394	Progenics Pharmaceuticals, Inc., (2)	26,700

2,377	Prothena Corporation PLC, (2), (3)	77,039

1,895	PTC Therapeutics Inc., (2)	111,331

1,905	Puma Biotechnology Inc. , (2), (3)	344,005

682	Radius Health Inc., (2)	24,443

6,177	Raptor Pharmaceuticals Corporation, (2), (3)	62,511

1,700	Receptos Inc., (2)	250,478

1,191	Regulus Therapeutics Incorporated, (2), (3)	14,947

2,484	Repligen Corporation, (2), (3)	73,303

2,126	Retrophin Inc., (2), (3)	45,794

6,789	Rigel Pharmaceuticals, Inc., (2)	28,921

462	Sage Therapeutics, Inc., (2)	24,486

5,271	Sangamo Biosciences, Inc., (2)	65,202

3,154	Sarepta Therapeutics Inc., (2), (3)	38,479

621	Spark Therapeutics, Inc., (2)	35,565

5,086	Spectrum Pharmaceuticals, Inc., (2), (3)	28,736

1,150	Stemline Therapeutics Inc., (2)	15,974

3,991	Sunesis Pharmaceuticals, Inc., (2)	9,339

1,791	Synageva BioPharma Corporation, (2), (3)	164,700

7,268	Synergy Pharmaceuticals Inc., (2), (3)	25,438

6,121	Synta Pharmaceuticals Corporation, (2)	13,772

481	T2 Biosystems, Inc., (2)	7,441

1,653	Tesaro Inc., (2), (3)	90,039

2,249	TG Therapeutics Inc., (2)	31,396

3,925	Threshold Pharmaceuticals, Inc., (2), (3)	13,895

1,246	Tobira Therapeutics Inc., (2), (3)	1,470

458	Tokai Pharmaceuticals, Inc., (2)	4,580

597	Ultragenyx Pharmaceutical Inc., (2)	33,689

2,606	Vanda Pharmaceuticals, Inc., (2), (3)	23,845

2,180	Verastem Inc., (2), (3)	18,094

560	Versartis Inc., (2)	9,565

60	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

434	Vitae Pharmaceuticals, Inc., (2)	$5,785

418	Vital Therapies Inc., (2)	10,162

1,449	Xencor Inc., (2)	20,605

7,014	XOMA Limited, (2)	21,042

614	Zafgen Inc., (2)	19,108

7,022	ZIOPHARM Oncology, Inc., (2), (3)	61,864
	Total Biotechnology	8,371,577

	Building Products – 0.9%

3,277	Aaon, Inc.	78,550

1,226	Advanced Drainage Systems, Inc.	34,328

828	American Woodmark Company	41,980

2,258	Apogee Enterprises, Inc.	118,816

3,723	Builders FirstSource, Inc., (2)	47,505

908	Continental Building Products Inc., (2)	19,985

2,392	Gibraltar Industries Inc.	39,612

3,719	Griffon Corporation	62,516

1,416	Insteel Industries, Inc.	28,688

2,283	Masonite International Corporation, (2)	151,135

2,263	NCI Building Systems Inc., (2)	35,031

576	Norcraft Companies Inc., (2)	14,872

708	Nortek Inc., (2)	59,911

632	Patrick Industries, Inc., (2)	37,958

3,664	PGT, Inc., (2)	41,476

1,722	Ply Gem Holdings Inc., (2)	23,385

2,908	Quanex Building Products Corporation	56,124

3,205	Simpson Manufacturing Company Inc.	105,060

2,606	Trex Company Inc., (2), (3)	122,274

1,554	Universal Forest Products Inc.	85,967
	Total Building Products	1,205,173

	Capital Markets – 1.5%

1,579	Arlington Asset Investment Corporation, (3)	34,233

64	Ashford Inc., (2)	6,384

13,514	BGC Partners Inc., Class A	135,613

1,324	Calamos Asset Management, Inc. Class A	16,378

781	CIFC Corporation	5,858

1,503	Cohen & Steers Inc.	56,904

8,950	Cowen Group, Inc., Class A, (2)	50,031

235	Diamond Hill Investment Group, Inc.	42,817

2,566	Evercore Partners Inc.	123,784

Nuveen Investments	61

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

621	FBR Capital Markets Corporation, (2)	$13,327

3,991	Financial Engines Inc., (3)	168,300

3,534	FXCM Inc., Class A Shares, (3)	7,103

503	GAMCO Investors Inc.	38,887

2,193	Greenhill & Co Inc.	86,733

2,545	HFF Inc., Class A Shares, (2)	99,739

1,173	INTL FCStone Inc., (2)	37,653

2,792	Investment Technology Group	79,544

11,596	Janus Capital Group Inc., (3)	207,568

3,497	KCG Holdings Inc., Class A Shares, (2)	44,901

7,739	Ladenburg Thalmann Financial Services Inc., (2), (3)	26,080

1,059	Manning & Napier Inc.	11,257

464	Medley Management Inc., Class A Shares	5,317

571	Moelis & Company	15,446

1,876	OM Asset Management PLC	36,319

826	Oppenheimer Holdings Inc., Class A	19,733

1,172	Piper Jaffray Companies, (2)	59,127

946	Pzena Investments Management, Inc.	8,703

761	RCS Capital Corporation, (3)	6,537

1,600	Safeguard Scientifics Inc., (2), (3)	28,784

459	Silvercrest Asset Management Corporation Class A	7,156

5,078	Stifel Financial Corporation, (2)	268,322

549	Virtus Investment Partners Inc.	73,357

2,920	Walter Investment Management Corporation, (3)	51,421

582	Westwood Holding Group Inc.	34,099

8,371	WisdomTree Investments Inc., (3)	159,384
	Total Capital Markets	2,066,799

	Chemicals – 2.1%

2,265	A Schulman, Inc.	96,149

2,230	American Vanguard Corp.	24,329

5,424	Axiall Corporation	221,299

2,360	Balchem Corporation	123,711

4,132	Calgon Carbon Corporation	91,689

537	Chase Corporation, Common Stock	19,230

5,614	Chemtura Corporation, (2), (3)	169,150

5,563	Ferro Corporation	75,045

4,172	Flotek Industries Inc., (2)	59,618

1,811	FutureFuel Corporation	19,686

3,886	H.B. Fuller Company	162,318

62	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

785	Hawkins Inc.	$30,968

1,702	Innophos Holdings, Inc.	89,934

1,891	Innospec, Inc.	82,637

4,326	Interpid Potash Inc., (2)	54,205

682	KMG Chemicals, Inc.	19,969

1,587	Koppers Holdings Inc.	35,676

2,543	Kraton Performance Polymers Inc., (2)	57,319

1,690	Kronos Worldwide Inc.	22,731

1,500	LSB Industries Inc., (2)	63,615

1,078	Marrone Bio Innovations Inc., (2)	3,601

2,674	Minerals Technologies Inc.	181,110

6,127	Olin Corporation, (3)	180,930

2,490	OM Group Inc.	74,800

3,922	OMNOVA Solutions Inc., (2)	31,337

7,301	PolyOne Corporation	285,104

1,025	Quaker Chemical Corporation	85,301

17,660	Rentech, Inc., (2)	21,192

3,298	Senomyx, Inc., (2), (3)	19,095

3,835	Sensient Technologies Corporation	250,656

1,491	Stepan Company	75,937

1,657	Trecora Resources, (2)	19,884

1,927	Tredegar Corporation	39,446

925	Trinseo SA, (2), (3)	21,062

4,766	Tronox Limited, Class A	99,848

1,887	Zep Inc.	37,514
	Total Chemicals	2,946,095

	Commercial Services & Supplies – 2.1%

4,333	ABM Industries Inc.	138,873

8,850	Acco Brands Corporation, (2)	69,650

1,672	American Ecology Corporation	78,434

3,140	ARC Document Solutions, (2)	26,816

3,722	Brady Corporation	99,117

3,756	Brinks Company	99,421

3,219	Casella Waste Systems, Inc., (2)	17,640

1,467	CECO Environmental Corporation	17,296

4,490	Cenveo Inc., (2)	8,890

7,281	Civeo Corporation	34,002

3,883	Deluxe Corporation	251,424

2,028	Ennis Inc.	31,191

Nuveen Investments	63

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

1,548	G&K Services, Inc.	$109,289

5,450	Healthcare Services Group, Inc., (3)	164,972

737	Heritage-Crystal Clean, Inc., (2)	8,638

3,498	HNI Corporation	163,147

2,829	Innerworkings, Inc., (2), (3)	17,908

4,944	Interface, Inc.	107,433

2,703	Kimball International Inc., Class B	27,354

3,755	Knoll Inc.	85,501

2,313	Matthews International Corporation	112,250

2,007	McGrath Rentcorp.	66,452

4,595	Miller (Herman) Inc.	125,949

3,623	Mobile Mini, Inc., (3)	139,630

2,360	MSA Safety Inc.	107,946

963	Multi Color Corporation	60,457

562	NL Industries Inc.	4,142

2,308	Performant Financial Corporation, (2)	6,855

2,230	Quad Graphics Inc.	48,034

1,028	Quest Resource Holding Corporation, (2), (3)	1,244

1,193	SP Plus Corporation, (2)	27,153

6,411	Steelcase Inc.	112,641

1,585	Team, Inc., (2)	61,942

5,037	Tetra Tech, Inc.	136,553

1,145	UniFirst Corporation	129,648

3,054	United Stationers, Inc.	124,023

1,586	Viad Corporation	42,140

2,985	West Corporation	92,386
	Total Commercial Services & Supplies	2,956,441

	Communications Equipment – 1.6%

4,375	ADTRAN, Inc.	72,669

768	Aerohive Networks Inc., (2)	4,677

960	Alliance Fiber	17,626

1,146	Applied Optoelectronics Inc., (2), (3)	16,365

8,281	Aruba Networks, Inc., (2)	203,795

822	Bel Fuse, Inc., Class B	16,876

1,253	Black Box Corporation	24,935

2,787	CalAmp Corporation, (2)	54,932

3,217	Calix Inc., (2)	23,774

8,145	Ciena Corporation, (2), (3)	173,489

885	Clearfield Inc., (2), (3)	11,992

64	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

1,189	Comtech Telecom Corporation	$34,362

2,155	Digi International, Inc., (2)	21,766

5,504	Emulex Corporation, (2)	44,142

7,484	Extreme Networks Inc., (2)	18,860

8,006	Finisar Corporation, (2), (3)	162,762

7,350	Harmonic Inc., (2)	51,524

9,996	Infinera Corporation, (2)	187,925

2,879	Interdigital Inc.	157,539

4,467	IXIA, (2)	53,515

1,292	KVH Industries, Inc., (2)	17,429

2,832	Netgear, Inc., (2)	85,725

1,165	Numerex Corporation, (2)	12,803

7,552	Oclaro Inc., (2)	14,500

7,377	Parkervision, Inc., (2), (3)	5,016

3,299	Plantronics Inc.	175,738

10,714	Polycom Inc., (2)	139,818

1,603	Procera Networks Inc., (2)	18,451

5,028	Ruckus Wireless Incorporated, (2)	58,727

4,906	ShoreTel, Inc., (2)	34,146

3,812	Sonus Networks, Inc., (2), (3)	30,191

456	Tessco Technologies Inc.	11,523

2,305	Ubiquiti Networks Inc.	65,854

3,208	ViaSat, Inc., (2), (3)	192,865
	Total Communications Equipment	2,216,311

	Construction & Engineering – 0.7%

2,946	Aegion Corporation, (2)	54,265

1,630	Ameresco Inc., Class A Shares, (2)	10,954

1,010	Argan, Inc., (2)	32,633

2,921	Comfort Systems USA Inc.	60,435

2,633	Dycom Industries Inc., (2)	121,065

5,218	Emcor Group Inc.	232,879

2,917	Furmanite Corporation, (2)	21,294

3,033	Granite Construction Inc.	105,275

4,640	Great Lakes Dredge & Dock Corporation	26,912

1,538	Layne Christensen Company, (2), (3)	10,335

5,075	MasTec Inc., (2)	91,046

1,653	MYR Group Inc., (2)	48,466

737	Northwest Pipe Company, (2)	17,865

2,127	Orion Marine Group Inc., (2)	17,909

Nuveen Investments	65

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering (continued)

2,941	Primoris Services Corporation	$56,555

1,385	Sterling Construction Company, Inc., (2)	6,080

2,886	Tutor Perini Corporation, (2)	61,183
	Total Construction & Engineering	975,151

	Construction Materials – 0.1%

5,696	Headwater Inc., (2)	100,136

162	United States Lime & Minerals, Inc.	10,692

1,101	US Concrete, Inc., (2)	39,966
	Total Construction Materials	150,794

	Consumer Finance – 0.7%

2,181	Cash America International, Inc.	56,532

1,507	Consumer Portfolio Services, Inc., (2)	9,630

499	Credit Acceptance Corporation, (2)	117,864

1,994	Encore Capital Group, Inc., (2), (3)	80,637

1,996	Enova International, Inc., (2)	36,946

3,988	EZCORP, Inc., (2), (3)	36,690

2,246	First Cash Financial Services, Inc., (2)	108,572

2,415	Green Dot Corporation, Class A Shares, (2)	38,882

932	JG Wentworth Company, (2)	9,376

1,615	Nelnet Inc.	72,304

222	Nicholas Financial, Inc.	2,804

3,883	PRA Group Inc., (2), (3)	212,691

861	Regional Management Corporation, (2)	13,905

1,903	Springleaf Holdings Inc., (2), (3)	95,150

610	World Acceptance Corporation, (2), (3)	51,618
	Total Consumer Finance	943,601

	Containers & Packaging – 0.5%

338	AEP Industries, Inc., (2)	16,934

6,973	Berry Plastics Corporation, (2)	238,616

25,356	Graphic Packaging Holding Company	357,520

2,141	Myers Industries, Inc.	34,620

464	UFP Technologies, Inc., (2)	9,415
	Total Containers & Packaging	657,105

	Distributors – 0.2%

1,557	Audiovox Corporation, (2)	14,838

1,787	Core-Mark Holding Company, Inc., (3)	94,193

3,498	Pool Corporation, (3)	226,985

542	Weyco Group, Inc., (3)	15,447
	Total Distributors	351,463

66	Nuveen Investments

Shares	Description (1)	Value

	Diversified Consumer Services – 0.9%

795	2U Inc., (2)	$21,155

1,356	American Public Education Inc., (2)	37,819

1,077	Ascent Media Corporation, (2)	43,123

1,225	Bridgepoint Education Inc., (2)	10,743

2,380	Bright Horizons Family Solutions Inc., (2)	119,666

848	Capella Education Company	45,817

5,213	Career Education Corporation, (2)	21,895

1,243	Carriage Services Inc.	29,385

5,712	Chegg Inc., (2), (3)	42,440

557	Collectors Universe, Inc.	12,828

3,618	Grand Canyon Education Inc., (2)	163,823

8,454	Houghton Mifflin Harcourt Company, (2)	193,258

1,812	ITT Educational Services, Inc., (2), (3)	9,567

2,667	K12, Inc., (2)	43,125

295	Liberty Tax Inc., Class A Shares	8,172

6,242	LifeLock, Incorporated, (2), (3)	91,196

3,385	Regis Corporation	55,920

4,725	Sothebys Holdings Inc., (3)	201,805

1,140	Steiner Leisure Limited, (2)	54,994

840	Strayer Education Inc.	42,605

1,768	Universal Technical Institute Inc.	14,940

2,148	Weight Watcher’s International Inc., (3)	18,365
	Total Diversified Consumer Services	1,282,641

	Diversified Financial Services – 0.3%

1,796	Gain Capital Holdings Inc.	17,744

2,926	Marketaxess	251,197

688	Marlin Business Services Corporation	13,739

2,188	Newstar Financial, Inc., (2), (3)	25,162

890	On Deck Capital, Inc., (2), (3)	17,133

3,936	PHH Corporation, (2), (3)	98,872

1,765	PICO Holdings, Inc., (2)	31,788

1,013	Resource America Inc.	8,651

633	Tiptree Financial Inc., Class A	4,266
	Total Diversified Financial Services	468,552

	Diversified Telecommunication Services – 0.6%

6,868	8X8, Inc., (2), (3)	59,958

728	Atlantic Tele-Network, Inc.	48,063

16,215	Cincinnati Bell Inc., (2)	55,617

3,614	Cogent Communications Group, Inc.	126,454

Nuveen Investments	67

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

3,909	Consolidated Communications Holdings, Inc.	$82,363

1,730	FairPoint Communications Inc., (2)	34,116

2,622	General Communication, Inc., (2)	41,585

21,294	Globalstar, Inc., (2), (3)	55,151

822	Hawaiian Telcom Holdco Inc., (2), (3)	21,651

1,281	IDT Corporation	21,815

4,709	inContact, Inc., (2), (3)	48,738

2,517	Inteliquent Inc.	47,848

2,121	Intelsat SA, (2), (3)	26,703

6,253	Iridium Communications Inc., (2), (3)	63,593

1,459	Lumos Networks Corporation	20,630

3,454	Orbcomm, Inc., (2)	20,793

3,741	Premiere Global Services, Inc., (2)	38,196

1,382	VocalTec Communications Limited, (2), (3)	8,983

12,946	Vonage Holdings Corporation, (2)	59,940
	Total Diversified Telecommunication Services	882,197

	Electric Utilities – 1.2%

3,286	ALLETE Inc.	165,286

4,607	Cleco Corporation	250,390

3,127	El Paso Electric Company	116,356

3,351	Empire District Electric Company	78,983

3,902	IDACORP, INC	235,408

2,689	MGE Energy, Inc.	111,540

2,828	Otter Tail Power Corporation	84,585

6,177	PNM Resources Inc.	171,597

5,850	Portland General Electric Company, (3)	205,686

4,384	UIL Holdings Corporation	218,674

1,077	Unitil Corp.	36,833
	Total Electric Utilities	1,675,338

	Electrical Equipment – 1.0%

1,984	AZZ Inc.	92,038

25,503	Capstone Turbine Corporation, (2), (3)	16,021

1,606	Encore Wire Corporation	72,286

3,639	EnerSys	247,088

1,331	Enphase Energy Incorporated, (2)	16,731

3,700	Franklin Electric Company, Inc., (3)	133,792

17,816	Fuelcell Energy Inc., (2), (3)	21,914

5,339	Generac Holdings Inc., (2), (3)	222,583

3,925	General Cable Corporation	64,017

68	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment (continued)

1,418	Global Power Equipment Group Inc.	$17,229

9,115	GrafTech International Ltd., (2)	44,117

1,801	LSI Industries, Inc.	16,137

12,959	Plug Power Inc., (2), (3)	32,916

3,497	Polypore International Inc., (2)	204,784

720	Powell Industries Inc.	23,897

362	Power Solutions International Inc., (2), (3)	23,096

1,802	PowerSecure International, Inc., (2), (3)	23,624

214	Preformed Line Products Company	8,977

2,471	Revolution Lighting Technologies Inc., (2), (3)	2,891

553	TCP International Holdings Limited	2,063

2,260	Thermon Group Holdings Inc., (2)	52,590

1,273	Vicor Corporation	19,413
	Total Electrical Equipment	1,358,204

	Electronic Equipment, Instruments & Components – 2.5%

1,184	Agilysys Inc., (3)	11,141

2,107	Anixter International Inc., (2), (3)	148,754

1,120	Badger Meter Inc.	69,686

3,381	Belden Inc.	283,835

4,182	Benchmark Electronics Inc., (2)	98,402

3,419	Checkpoint Systems Inc., (2)	35,421

6,736	Cognex Corporation	302,379

1,934	Coherent Inc., (2)	116,040

886	Control4 Corporation, (2), (3)	10,384

2,794	CTS Corporation	50,124

1,664	CUI Global Inc., (2)	9,169

3,044	Daktronics Inc.	32,662

1,316	DTS, Inc., (2)	47,179

1,273	Electro Rent Corporation	13,799

1,986	Electro Scientific Industries Inc.	11,320

2,724	Fabrinet, (2)	49,332

1,336	FARO Technologies, Inc., (2)	53,213

3,277	FEI Company	247,282

2,530	GSI Group, Inc., (2)	33,598

4,075	II VI Inc., (2)	72,494

3,174	Insight Enterprises Inc., (2)	90,840

5,513	InvenSense Incorporated, (2), (3)	82,254

3,049	Itron Inc., (2)	109,337

3,743	Kemet Corporation, (2)	16,170

Nuveen Investments	69

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

2,027	Kimball Electronics Inc., (2)	$25,925

1,745	Littelfuse Inc.	170,993

2,322	Maxwell Technologies, Inc., (2), (3)	13,003

2,578	Mercury Computer Systems Inc., (2)	35,602

205	Mesa Laboratories, Inc.	17,402

2,941	Methode Electronics, Inc.	124,875

1,175	MTS Systems Corporation	82,932

732	Multi Fineline Electronix, Inc., (2)	17,114

3,091	Newport Corporation, (2)	58,945

1,546	OSI Systems Inc., (2)	103,907

1,619	Park Electrochemical Corporation	35,165

777	PC Connection, Inc., (2)	18,873

2,630	Plexus Corporation, (2), (3)	113,222

3,119	RealD Inc., (2)	38,301

2,174	Rofin Sinar Technologies Inc., (2)	51,437

1,405	Rogers Corporation, (2)	102,158

6,384	Sanmina-SCI Corporation, (2)	129,787

2,211	ScanSource, Inc., (2)	88,108

3,750	Speed Commerce Inc., (2)	1,131

2,200	SYNNEX Corporation, (3)	168,300

4,412	TTM Technologies, Inc., (2)	41,252

3,144	Universal Display Corporation, (2), (3)	138,556

417	Viasystems Group Inc., (2)	7,414

987	Vishay Precision Group Inc., (2)	14,084
	Total Electronic Equipment, Instruments & Components	3,593,301

	Energy Equipment & Services – 1.3%

452	Aspen Aerogels, Inc., (2)	2,956

2,493	Basic Energy Services, Inc., (2)	25,404

2,759	Bristow Group Inc.	171,417

3,571	C&J Energy Services Inc., (2)	62,314

1,530	Carbo Ceramics Inc., (3)	67,672

2,601	CHC Group Limited, (2)	3,095

1,577	ERA Group Incorporated, (2)	34,978

4,543	Exterran Holdings, Inc.	168,409

1,936	FMSA Holdings Inc., (2), (3)	17,017

4,622	Forum Energy Technologies Incorporated, (2)	107,508

1,018	Geospace Technologies Corporation, (2), (3)	21,989

982	Glori Energy Inc., (2), (3)	1,630

1,204	Gulf Island Fabrication, Inc., (3)	15,881

70	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

2,089	Gulfmark Offshore Inc., (3)	$31,356

8,185	Helix Energy Solutions Group, (2)	134,889

12,460	Hercules Offshore Inc., (2), (3)	10,032

2,812	Hornbeck Offshore Services Inc., (2)	64,254

798	Independence Contract Drilling Inc., (2)	6,113

10,021	ION Geophysical Corporation, (2)	22,848

10,187	Key Energy Services Inc., (2)	24,856

2,049	Matrix Service Company, (2)	45,017

18,424	McDermott International Inc., (2), (3)	96,726

1,069	Mitcham Industries, Inc., (2), (3)	5,238

967	Natural Gas Services Group, (2)	24,513

6,580	Newpark Resources Inc., (2)	67,511

1,467	Nordic American Offshore Limited, (3)	13,834

5,543	North Atlantic Drilling Limited, (3)	8,536

1,188	Nuverra Environmental Solutions, (2), (3)	4,823

9,394	Parker Drilling Company, (2)	35,228

1,048	PHI Inc. Non-Voting, (2)	32,834

4,866	Pioneer Energy Services Corporation, (2)	36,252

1,076	Profire Energy Inc., (2)	1,775

928	RigNet, Inc., (2)	34,763

1,599	SeaCor Smit Inc., (2)	116,183

2,517	Tesco Corporation, (3)	32,369

6,121	TETRA Technologies, (2)	44,194

4,170	US Silica Holdings Inc., (3)	155,750

16,750	Vantage Drilling Company, (2), (3)	6,675

3,331	Willbros Group Inc., (2)	8,328
	Total Energy Equipment & Services	1,765,167

	Food & Staples Retailing – 0.9%

2,187	Andersons, Inc.	93,363

2,985	Casey’s General Stores, Inc.	245,307

1,346	Diplomat Pharmacy, Inc., (2), (3)	48,214

1,489	Fairway Group Holdings Inc., (2), (3)	7,907

3,321	Fresh Market Inc., (2), (3)	116,700

986	Ingles Markets, Inc.	41,274

2,541	Liberator Medical Holdings Inc.	7,166

693	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	18,240

1,451	PriceSmart, Inc., (3)	116,747

3,167	Roundys Inc.	15,962

1,042	Smart & Final Stores, Inc., (2)	18,047

Nuveen Investments	71

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

2,962	SpartanNash Co	$89,364

15,722	SUPERVALU INC., (3)	138,196

1,378	The Chef’s Warehouse Inc., (2), (3)	25,093

3,848	United Natural Foods Inc., (2)	259,586

527	Village Super Market, Inc.	16,827

854	Weis Markets Inc.	37,875
	Total Food & Staples Retailing	1,295,868

	Food Products – 1.4%

226	Alico Inc., (3)	10,570

4,161	B&G Foods Inc., (3)	126,494

4,723	Boulder Brands Inc., (2)	45,057

1,019	Calavo Growers, Inc.	51,612

2,296	Cal-Maine Foods, Inc., (3)	102,654

12,763	Darling International Inc., (2), (3)	174,343

7,249	Dean Foods Company	117,796

1,714	Diamond Foods Inc.	48,061

503	Farmer Brothers Company	12,540

2,801	Fresh Del Monte Produce Inc., (3)	103,441

928	Freshpet, Inc., (2), (3)	20,119

1,171	Inventure Group, (2)	11,417

1,155	J&K Snack Foods Corporation	120,501

641	John B Sanfillippo & Son, Inc.	33,338

1,435	Lancaster Colony Corporation	128,662

2,076	Landec Corporation, (2)	29,500

384	Lifeway Foods, Inc.	7,761

834	Limoneira Company	19,132

1,659	Omega Protein Corporation, (2)	21,202

4,047	Post Holdings Inc., (2), (3)	189,966

1,789	Sanderson Farms Inc., (3)	134,390

22	Seaboard Corporation	79,200

633	Seneca Foods Corporation, (2)	18,243

3,693	Snyders Lance Inc.	109,054

1,502	Tootsie Roll Industries Inc., (3)	46,532

3,263	Treehouse Foods Inc., (2)	265,151
	Total Food Products	2,026,736

	Gas Utilities – 1.0%

1,129	Chesapeake Utilities Corporation, (3)	53,944

2,783	Laclede Group Inc., (3)	144,521

6,534	New Jersey Resources Corporation	199,352

72	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

2,083	Northwest Natural Gas Company, (3)	$97,276

4,031	One Gas Inc.	169,181

6,044	Piedmont Natural Gas Company, (3)	226,287

2,557	South Jersey Industries Inc.	134,882

3,606	Southwest Gas Corporation	198,330

4,025	WGL Holdings Inc.	221,415
	Total Gas Utilities	1,445,188

	Health Care Equipment & Supplies – 3.4%

1,741	Abaxis, Inc.	111,424

3,097	Abiomed, Inc., (2)	195,792

5,954	Accuray, Inc., (2), (3)	48,406

947	Analogic Corporation	80,022

1,917	AngioDynamics, Inc., (2)	31,995

1,118	Anika Therapeutics, Inc., (2)	38,146

9,053	Antares Pharma Inc., (2), (3)	22,180

2,126	AtriCure, Inc., (2)	46,793

121	ATRION Corporation	39,307

2,622	Cantel Medical Corporation	117,439

2,145	Cardiovascular Systems, Inc., (2)	67,139

6,943	Cerus Corporation, (2), (3)	30,827

2,111	Conmed Corporation	106,036

2,178	CryoLife Inc.	22,216

2,081	Cyberonics, (2)	126,754

1,597	Cynosure, Inc., (2)	53,372

1,687	Derma Sciences Inc., (2), (3)	13,327

5,811	DexCom, Inc., (2)	392,649

4,964	Endologix, Inc., (2), (3)	77,240

409	Entellus Medical, Inc., (2)	11,256

757	Exactech, Inc., (2)	16,540

3,228	Genmark Diagnostics Inc., (2), (3)	30,989

5,101	Globus Medical Inc., Class A, (2)	121,863

1,930	Greatbatch, Inc., (2)	104,066

3,949	Haemonetics Corporation, (2)	160,053

1,318	Heartware International Inc., (2), (3)	99,786

1,001	ICU Medical, Inc., (2)	84,454

396	Inogen Inc., (2)	14,549

4,298	Insulet Corporation, (2)	128,295

1,937	Integra Lifesciences Holdings Corporation, (2), (3)	113,857

2,494	Invacare Corporation	50,055

Nuveen Investments	73

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

711	K2M Group Holdings Inc., (2)	$14,938

1,288	LDR Holding Corporation, (2)	43,599

3,752	Masimo Corporation, (2)	126,668

3,223	Meridian Bioscience, Inc., (3)	57,112

3,333	Merit Medical Systems, Inc., (2)	64,694

2,493	Natus Medical, Inc., (2)	94,011

2,843	Neogen Corporation, (2), (3)	126,627

623	Nevro Corporation, (2), (3)	28,047

3,615	NuVasive, Inc., (2)	161,699

4,764	Nxstage Medical, Inc., (2)	87,324

4,331	OraSure Technologies, Inc., (2)	27,285

1,429	Orthofix International NV, (2)	46,171

1,290	Oxford Immunotec Global PLC, (2)	17,118

1,170	PhotoMedex, Inc., (2), (3)	2,410

2,210	Quidel Corporation, (2), (3)	51,493

3,634	Rockwell Medical Technologies, Inc., (2), (3)	35,286

404	Roka Bioscience, Inc., (2)	1,184

4,690	RTI Biologics Inc., (2)	26,264

311	Second Sight Medical Products, Inc., (2), (3)	3,614

445	Sientra, Inc., (2)	7,779

3,224	Spectranetics Corporation, (2)	82,696

2,977	STAAR Surgical Company, (2), (3)	26,346

4,582	Steris Corporation, (3)	304,703

1,054	Surmodics Inc., (2)	26,582

727	Symmetry Surgical Inc., (2)	5,620

838	Tandem Diabetes Care Inc., (2), (3)	11,187

4,158	Thoratec Corporation, (2)	166,777

2,758	Tornier N.V, (2), (3)	71,349

2,313	TransEnterix Inc., (2)	8,697

599	TriVascular Technologies Inc., (2)	4,373

9,653	Unilife Corporation, (2), (3)	32,338

275	Utah Medical Products, Inc.	14,825

1,329	Vascular Solutions, Inc., (2)	42,608

419	Veracyte Inc., (2)	3,834

5,480	West Pharmaceutical Services Inc.	291,974

3,871	Wright Medical Group, Inc., (2), (3)	98,207

2,255	Zeltiq Aesthetics Inc., (2), (3)	69,229
	Total Health Care Equipment & Supplies	4,841,495

74	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 2.5%

445	AAC Holdings, Inc., (2), (3)	$15,424

3,317	Acadia Healthcare Company Inc., (2), (3)	227,215

2,283	Aceto Corporation	44,245

456	Addus HomeCare Corporation, (2)	12,239

437	Adeptus Health Inc., Class A Shares, (2), (3)	27,736

3,037	Air Methods Corporation, (2), (3)	138,791

416	Alliance Imaging Inc., (2)	8,848

648	Almost Family, Inc., (2)	28,045

2,118	Amedisys, Inc., (2)	58,902

3,607	AMN Healthcare Services Inc., (2)	82,276

3,284	AmSurg Corporation, (2), (3)	205,972

1,905	Bio-Reference Laboratories, Inc., (2), (3)	63,094

5,306	Bioscrip, Inc., (2), (3)	24,938

2,047	BioTelemetry Inc., (2)	16,396

2,250	Capital Senior Living Corporation, (2)	58,883

1,361	Chemed Corporation, (3)	156,855

906	Civitas Solutions Inc., (2), (3)	16,988

860	Corvel Corporation, (2)	30,736

2,413	Cross Country Healthcare, Inc., (2)	26,784

1,551	Ensign Group Inc.	65,313

2,691	ExamWorks Group Inc., (2)	110,196

3,338	Five Star Quality Care Inc., (2)	14,187

1,653	Genesis Healthcare Inc., (2)	11,422

2,731	Hanger Orthopedic Group Inc., (2)	61,011

841	HealthEquity, Inc., (2)	22,043

6,833	HealthSouth Corporation, (3)	308,988

2,437	Healthways Inc., (2)	42,404

1,329	IPC The Hospitalist Company, Inc., (2)	65,015

6,050	Kindred Healthcare Inc.	138,848

740	Landauer Inc.	23,872

958	LHC Group, Inc., (2)	30,713

2,093	Magellan Health Services, Inc., (2)	132,487

2,342	Molina Healthcare Inc., (2)	138,717

799	National Healthcare Corporation, (3)	50,577

817	National Research Corporation	11,781

4,893	Owens and Minor Inc.	164,992

2,327	Pharmerica Corporation, (2)	66,692

884	Providence Service Corporation, (2)	37,588

2,536	RadNet, Inc., (2)	21,252

Nuveen Investments	75

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

6,107	Select Medical Corporation	$88,857

935	Surgical Care Affiliates Inc., (2)	35,250

5,448	Team Health Holdings Inc., (2)	324,537

1,974	Triple-S Management Corporation, Class B Shares, (2)	36,953

672	Trupanion Inc., (2), (3)	4,980

3,201	Universal American Corporation, (2)	31,978

947	US Physical Therapy, Inc.	44,661

3,403	Wellcare Health Plans Inc., (2)	263,494
	Total Health Care Providers & Services	3,593,175

	Health Care Technology – 0.5%

1,004	Castlight Health Inc., Class B, (2), (3)	7,560

866	Computer Programs and Systems, Inc., (3)	45,318

513	Connecture, Inc., (2)	5,705

1,642	Healthstream, Inc., (2), (3)	47,519

6,799	HMS Holdings Corporation, (2), (3)	115,651

477	Imprivata Inc., (2)	7,122

4,730	MedAssets Inc., (2)	95,735

4,196	Medidata Solutions, Inc., (2)	224,192

5,441	Merge Healthcare Incorporated, (2)	27,042

2,862	Omnicell, Inc., (2)	101,687

3,865	Quality Systems Inc.	60,275

1,757	Vocera Communications Incorporated, (2)	20,012
	Total Health Care Technology	757,818

	Hotels, Restaurants & Leisure – 3.1%

7,492	Belmond Limited, Class A, (2)	92,301

135	Biglari Holdings Inc., (2)	49,344

1,681	BJ’s Restaurants, Inc., (2)	78,671

5,986	Bloomin Brands	135,643

1,915	Bob Evans Farms, (3)	82,383

6,013	Boyd Gaming Corporation, (2)	79,372

1,486	Bravo Brio Restaurant Group, (2)	21,889

1,466	Buffalo Wild Wings, Inc., (2), (3)	233,534

3,544	Caesars Acquisition Company, Class A, (2)	22,256

3,977	Caesar’s Entertainment Corporation, (2), (3)	37,742

2,731	Carrols Restaurant Group, Inc., (2)	24,688

1,480	CBRL Group Inc., (3)	196,070

3,619	Cheesecake Factory Inc., (3)	181,420

1,042	Churchill Downs Inc.	124,175

1,274	Chuy’s Holdings Inc., (2), (3)	28,818

76	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

1,721	ClubCorp Holdings Inc.	$37,673

524	Dave & Buster’s Entertainment Inc., (2)	16,516

1,832	Del Friscos Restaurant Group, (2)	36,951

6,754	Denny’s Corporation, (2)	70,309

2,743	Diamond Resorts International Inc., (2)	87,803

1,291	DineEquity Inc., (3)	124,491

637	El Pollo Loco Holdings, Inc., (2), (3)	16,677

1,216	Empire Resorts, Inc., (2), (3)	6,591

377	Famous Dave’s of America, Inc., (2)	10,631

2,077	Fiesta Restaurant Group, (2)	104,992

445	Habit Restaurants Inc., Class A Shares, (2)	14,738

557	Ignite Restaurant Group, Incorporated, (2)	1,961

3,081	Interval Leisure Group Inc.	76,378

2,159	Intl Speedway Corporation	78,501

1,042	Intrawest Resorts Holdings Inc., (2)	10,503

1,764	Isle of Capri Casinos, (2)	25,084

3,106	Jack in the Box Inc., Term Loan	269,508

1,334	Jamba, Inc., (2), (3)	21,024

5,053	Krispy Kreme Doughnuts Inc., (2)	89,943

3,434	La Quinta Holdings Inc., (2)	82,691

3,170	Life Time Fitness Inc., (2)	226,655

1,543	Marcus Corporation	29,888

2,081	Marriott Vacations World	171,079

715	Monarch Casino & Resort, Inc., (2)	13,085

2,220	Morgans Hotel Group Company, (2)	15,207

226	Nathan’s Famous, Inc., (2)	9,298

839	Noodles & Company, (2), (3)	16,797

2,374	Papa John’s International, Inc., (3)	145,692

470	Papa Murphy’s Holdings Inc., (2), (3)	8,004

6,095	Penn National Gaming, Inc., (2), (3)	98,008

4,622	Pinnacle Entertainment Inc., (2)	169,905

1,835	Popeye’s Louisiana Kitchen Inc., (2)	102,173

1,158	Potbelly Corporation, (2)	17,382

1,109	Red Robin Gourmet Burgers, Inc., (2)	83,275

4,765	Ruby Tuesday, Inc., (2)	34,689

2,795	Ruth’s Chris Steak House, Inc.	40,667

3,978	Scientific Games Corporation, (2), (3)	50,401

444	Shake Shack Inc., Class A Shares, (2), (3)	30,525

4,215	Sonic Corporation	120,760

Nuveen Investments	77

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

969	Speedway Motorsports Inc.	$22,190

4,826	Texas Roadhouse, Inc.	162,154

2,803	Vail Resorts, Inc.	278,086

452	Zoe’s Kitchen Inc., (2), (3)	13,845
	Total Hotels, Restaurants & Leisure	4,431,036

	Household Durables – 1.1%

2,090	Beazer Homes USA, Inc., (2)	36,596

714	Cavco Industries, Inc., (2)	46,817

706	CSS Industries Inc.	20,008

1,957	Ethan Allen Interiors Inc., (3)	47,399

380	Flexsteel Industries, Inc.	13,684

2,218	Helen of Troy Limited, (2)	194,319

9,055	Hovnanian Enterprises Inc., (2), (3)	28,252

712	Installed Building Products Inc., (2)	14,817

2,287	Irobot Corporation, (2)	74,145

6,495	KB Home	94,113

4,060	La Z Boy Inc.	106,413

1,108	LGI Homes Inc., (2)	18,249

1,665	Libbey Inc.	65,518

809	Lifetime Brands, Inc.	11,771

1,897	M/I Homes, Inc., (2), (3)	42,796

3,029	MDC Holdings Inc., (3)	81,298

3,013	Meritage Corporation, (2), (3)	128,866

376	Nacco Industries Inc.	18,416

650	New Home Company Inc., (2)	9,646

3,638	Ryland Group Inc., (3)	149,958

1,502	Skullcandy Inc., (2)	16,237

11,227	Standard Pacific Corporation, (2), (3)	90,939

1,208	The Dixie Group, Inc., (2)	11,875

11,366	Tri Pointe Homes, Incorporated, (2)	162,306

566	Turtle Beach Corporation, (2)	1,245

645	UCP Inc., Class A, (2)	5,586

1,234	Univeral Electronics Inc., (2)	66,562

909	WCI Communities Inc., (2)	21,134

1,360	William Lyon Homes Inc., Class A Shares, (2)	29,444
	Total Household Durables	1,608,409

	Household Products – 0.2%

3,488	Central Garden & Pet Company, (2)	34,182

6,448	HRG Group, Inc., (2)	80,793

78	Nuveen Investments

Shares	Description (1)	Value

	Household Products (continued)

402	Oil Dri Corporation	$13,194

463	Orchids Paper Products Company	9,950

1,161	WD 40 Company	93,995
	Total Household Products	232,114

	Independent Power & Renewable Electricity Producers – 0.6%

2,216	Abengoa Yield PLC, (3)	75,145

9,360	Atlantic Power Corporation, (3)	30,420

9,530	Dynegy Inc., (2), (3)	317,063

1,846	NRG Yield Inc., Class A Shares, (3)	90,823

2,546	Ormat Technologies Inc., (3)	93,158

3,399	Pattern Energy Group Inc.	98,503

2,203	TerraForm Power, Inc.	87,085

1,594	Vivint Solar Inc., (2)	22,507
	Total Independent Power & Renewable Electricity Producers	814,704

	Industrial Conglomerates – 0.0%

2,825	Raven Industries, Inc.	56,331

	Insurance – 2.4%

3,490	Ambac Financial Group, Inc., (2)	80,305

5,765	American Equity Investment Life Holding Company	155,367

1,448	Amerisafe, Inc.	65,435

2,330	Amtrust Financial Services, Inc., (3)	138,565

2,231	Argo Group International Holdings Inc.	109,297

892	Atlas Financial Holdings Inc., (2)	16,457

770	Baldwin & Lyons, Class B	17,471

3,620	Citizens Inc., (2), (3)	20,417

16,897	CNO Financial Group Inc., (3)	287,249

2,188	Crawford & Co	17,876

618	Donegal Group, Inc., B	9,338

1,378	eHealth, Inc., (2)	16,894

376	EMC Insurance Group Inc.	13,025

2,434	Employers Holdings, Inc.	59,414

662	Enstar Group, Limited, (2)	94,030

740	FBL Financial Group Inc.	43,120

1,071	Federated National Holding Company	30,845

872	Fidelity & Guaranty Life	19,515

8,286	First American Corporation, (3)	288,270

634	Global Indemnity PLC, (2), (3)	17,403

2,198	Greenlight Capital Re, Ltd, (2)	66,797

1,184	Hallmark Financial Services, Inc., (2)	13,119

Nuveen Investments	79

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

699	HCI Group Inc.	$30,462

535	Heritage Insurance Holdings, Inc., (2)	10,727

3,159	Horace Mann Educators Corporation	107,311

657	Independence Holding Company	8,173

893	Infinity Property and Casualty Corporation	66,216

329	Kansas City Life Insurance Company	14,766

3,604	Kemper Corporation	135,763

3,878	Maiden Holdings, Ltd	56,347

3,884	Meadowbrook Insurance Group, Inc.	33,169

3,038	Montpelier Re Holdings Limited, (3)	115,778

2,752	National General Holdings Corporation	53,224

554	National Interstate Corporation	15,523

173	National Western Life Insurance Company	41,453

812	Navigators Group, Inc., (2)	63,377

1,758	OneBeacon Insurance Group Limited, Class A	26,511

443	Phoenix Companies Inc.	15,111

4,237	Primerica Inc.	195,834

3,334	RLI Corporation, (3)	165,566

1,006	Safety Insurance Group, Inc.	58,499

4,360	Selective Insurance Group Inc.	117,458

1,245	State Auto Financial Corporation	29,407

2,026	State National Companies Inc.	19,328

1,666	Stewart Information Services Corporation	60,809

5,846	Symetra Financial Corporation	138,843

4,403	Third Point Reinsurance Limited, (2), (3)	59,352

1,600	United Fire Group Inc.	47,792

1,290	United Insurance Holdings Corporation	21,453

2,417	Universal Insurance Holdings Inc.	58,056
	Total Insurance	3,346,517

	Internet & Catalog Retail – 0.5%

1,928	1-800-Flowers, (2)	20,379

940	Blue Nile Inc., (2), (3)	25,577

3,273	EVINE Live Inc., (2)	19,507

1,468	FTD Companies Inc., (2)	41,897

1,210	Gaiam Inc.	7,938

2,574	Hosting Site Network, Inc., (3)	160,669

1,278	Lands’ End Inc., (2), (3)	37,548

2,232	Nutri System Inc.	42,520

4,002	Orbitz Worldwide Inc., (2)	46,903

80	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

932	Overstock.com, Inc., (2)	$20,010

1,565	PetMed Express, Inc., (3)	24,774

2,988	Shutterfly, Inc., (2)	133,743

2,323	Travelport Worldwide Limited, (3)	36,773

979	Wayfair Inc., Class A Shares, (2)	31,445
	Total Internet & Catalog Retail	649,683

	Internet Software & Services – 2.2%

3,168	Actua Corporation, (2)	45,841

719	Amber Road Inc., (2)	6,298

3,382	Angie’s List, (2), (3)	19,852

5,200	Bankrate Inc., (2), (3)	64,480

3,876	Bazaarvoice Inc., (2)	20,853

379	BenefitFocus Inc., (2), (3)	13,094

3,278	Blucora Inc., (2)	44,810

481	Borderfree Inc., (2)	3,040

965	Box, Inc., Class A Shares, (2)	16,511

2,344	Brightcove Inc., (2)	16,220

1,428	Carbonite Inc., (2)	14,623

547	CareCom Inc., (2)	3,512

1,605	ChannelAdvisor Corporation, (2)	16,419

2,582	Cimpress NV, (2)	216,733

2,689	ComScore Inc., (2)	140,796

2,435	Constant Contact Inc., (2)	84,860

4,122	Cornerstone OnDemand Inc., (2)	118,013

935	Coupons.com Inc., (2), (3)	11,716

1,391	Cvent Inc., (2)	37,390

4,156	DealerTrack Technologies Inc., (2), (3)	163,372

603	Demand Media Inc., (2)	3,865

2,330	Demandware Incorporated, (2), (3)	143,528

3,005	DHI Group Inc., (2)	22,838

7,938	Earthlink Holdings Corporation	37,547

2,337	Endurance International Group Holdings Inc., (2), (3)	42,861

2,641	Envestnet Inc., (2)	135,378

610	Everyday Health Inc., (2)	7,479

984	Five9, Inc., (2)	5,343

1,338	Global Sources, Limited, (2)	7,413

4,333	Gogo Inc., (2), (3)	91,600

692	GrubHub Inc., (2), (3)	28,490

1,239	GTT Communications Inc., (2)	22,624

Nuveen Investments	81

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

555	Hortonworks Inc., (2), (3)	$11,194

4,213	Internap Network Services Corporation, (2)	39,602

3,046	Intralinks Holdings Inc., (2)	29,851

3,689	J2 Global Inc.	255,906

4,452	Limelight Networks Inc., (2), (3)	16,472

1,905	Liquidity Services, Inc., (2)	17,831

4,204	Liveperson, Inc., (2)	39,518

1,884	LogMeIn Inc., (2)	120,915

2,650	Marchex, Inc.	11,263

2,042	Marin Software Inc., (2)	12,334

1,988	Marketo Inc., (2), (3)	56,559

5,846	Millennial Media Incorporated, (2), (3)	9,061

7,058	Monster Worldwide Inc., (2)	41,572

444	New Relic, Inc., (2)	14,426

5,059	NIC, Incorporated	86,003

626	OPOWER Inc., (2), (3)	6,260

797	Q2 Holdings Inc., (2)	16,219

2,613	QuinStreet, Inc., (2)	14,189

1,780	RealNetworks Inc., (2)	11,695

600	Reis, Inc.	13,638

2,388	RetailMeNot Inc., (2)	43,891

603	Rightside Group, Limited, (2)	4,908

1,423	Rocket Fuel Inc., (2), (3)	11,398

2,127	SciQuest Inc., (2)	32,692

1,179	Shutterstock Incorporated, (2)	79,571

1,257	SPS Commerce Inc., (2)	82,032

1,089	Stamps.com Inc., (2)	67,398

1,286	TechTarget Inc., (2)	13,915

1,445	Textura Corporation, (2), (3)	37,816

572	Travelzoo Inc., (2)	7,516

2,861	Tremor Video Inc., (2), (3)	7,153

603	TrueCar Inc., (2), (3)	9,298

7,599	Unwired Planet Inc., (2), (3)	4,486

4,016	Web.com, Inc., (2)	73,774

3,005	WebMD Health Corporation, Class A, (2), (3)	132,671

1,075	Wix.com Limited, (2)	20,930

2,088	XO Group, Incorporated, (2)	33,951

2,397	Xoom Corporation, (2)	42,355

1,462	YuMe Inc., (2), (3)	7,500
	Total Internet Software & Services	3,145,162

82	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 2.5%

5,969	Acxiom Corporation, (2)	$104,219

4,079	Blackhawk Network Holdings Inc., (2), (3)	149,985

1,823	CACI International Inc., (2)	160,862

3,450	Cardtronics Inc., (2), (3)	130,169

858	Cass Information Systems, Inc.	44,848

6,217	Ciber, Inc., (2)	21,946

1,168	Computer Task Group, Inc.	9,613

7,869	Convergys Corporation, (3)	178,469

2,643	CSG Systems International Inc.	76,964

1,527	Datalink Corporation, (2)	17,652

2,762	EPAM Systems Inc., (2)	178,729

3,952	Euronet Worldwide, Inc., (2)	231,113

5,093	Evertec Inc.	105,578

2,535	Exlservice Holdings, Inc., (2)	87,280

846	Forrester Research, Inc.	29,432

5,107	Global Cash Access Holdings, Inc., (2)	37,792

2,007	Hackett Group, Inc.	19,267

2,780	Heartland Payment Systems Inc., (3)	141,502

2,614	Higher One Holdings Inc., (2)	7,345

2,853	IGATE Corporation, (3)	135,689

2,635	Information Services Group Inc., (2)	10,356

4,853	Lionbridge Technologies, Inc., (2)	26,934

608	Luxoft Holding Inc., (2)	31,513

1,858	ManTech International Corporation, Class A	54,309

5,250	Maximus Inc.	336,053

2,867	ModusLink Global Solutions Inc., (2)	10,035

2,263	Moneygram International Inc., (2)	17,538

4,351	NeuStar, Inc., (2), (3)	130,530

2,681	Perficient, Inc., (2)	55,309

2,144	PRG-Schultz International Inc., (2)	9,091

3,259	Science Applications International Corporation	163,276

5,090	ServiceSource International Inc., (2)	18,171

3,055	Sykes Enterprises Inc., (2)	76,467

2,407	Syntel Inc., (3)	108,363

1,415	TeleTech Holdings, Inc.	36,705

3,964	Unisys Corporation, (2)	86,296

2,017	Virtusa Corporation, (2)	80,277

3,006	WEX Inc., (2)	338,806
	Total IT Services	3,458,483

Nuveen Investments	83

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Leisure Products – 0.5%

1,001	Arctic Cat, Inc.	$35,525

1,752	Black Diamond Group Inc., (2)	15,786

7,192	Brunswick Corporation	359,888

5,924	Callaway Golf Company	57,344

799	Escalade, Inc.	14,374

1,447	JAKKS Pacific Inc., (3)	9,651

413	Johnson Outdoors, Inc.	13,010

5,065	LeapFrog Enterprises Inc., (2)	11,447

648	Malibu Boats Inc., Class A, (2)	13,718

877	Marine Products Corporation	6,227

2,419	Nautilus Group, Inc., (2)	40,663

4,262	Smith & Wesson Holding Corporation, (2), (3)	63,355

1,504	Sturm, Ruger, & Company, (3)	82,434
	Total Leisure Products	723,422

	Life Sciences Tools & Services – 0.6%

1,760	Accelerate Diagnostics Inc., (2), (3)	40,128

5,975	Affymetrix, Inc., (2), (3)	72,477

1,827	Albany Molecular Research Inc., (2), (3)	32,996

2,375	Cambrex Corporation, (2)	91,414

2,757	Enzo Biochem Inc., (2)	7,720

2,177	Fluidigm Corporation, (2), (3)	81,550

722	INC Research Holdings Inc., Class A Shares, (2)	24,216

2,909	Luminex Corporation, (2)	45,148

810	NanoString Technologies, Inc., (2)	9,671

4,461	Pacific Biosciences of California Inc., (2)	23,019

4,411	Parexel International Corporation, (2)	280,429

1,512	PRA Health Sciences, Inc., (2)	43,062

9,028	Sequenom, Inc., (2), (3)	40,084
	Total Life Sciences Tools & Services	791,914

	Machinery – 2.9%

2,985	Accuride Corporation, (2)	12,179

4,762	Actuant Corporation	113,431

553	Alamo Group Inc.	34,164

2,184	Albany International Corporation, Class A, (3)	85,613

2,100	Altra Industrial Motion, Inc., (3)	55,377

733	American Railcar Industries	38,878

247	ARC Group Worldwide Inc., (2)	1,717

1,523	Astec Industries Inc.	64,088

4,204	Barnes Group Inc.	168,580

84	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

3,837	Blount International Inc., (2)	$50,879

3,624	Briggs & Stratton Corporation	70,849

2,363	Chart Industries, Inc., (2)	95,820

1,370	CIRCOR International Inc.	74,857

3,911	CLARCOR, Inc.	254,215

1,625	Columbus McKinnon Corporation NY	41,210

1,998	Commercial Vehicle Group Inc., (2)	11,508

1,728	Douglas Dynamics Inc.	37,584

1,082	Dynamic Material Corporation	14,488

3,105	Energy Recovery, Inc., (2), (3)	9,222

1,741	EnPro Industries Inc.	111,441

2,060	ESCO Technologies Inc.	75,602

769	ExOne Company, (2), (3)	10,543

4,877	Federal Signal Corporation	76,666

936	Freightcar America Inc.	24,420

1,654	Global Brass & Copper Holdings Inc.	25,207

1,571	Gorman-Rupp Company, (3)	42,590

782	Graham Corporation	18,299

2,139	Greenbrier Companies Inc., (3)	123,399

6,514	Harsco Corporation	104,745

4,871	Hillenbrand Inc.	143,159

538	Hurco Companies, Inc.	17,410

796	Hyster-Yale Materials Handling Inc.	58,379

2,260	John Bean Technologies Corporation	87,213

866	Kadant Inc.	44,131

848	LB Foster Company	36,235

947	Lindsay Manufacturing Company, (3)	74,993

1,320	Lydall Inc., (2)	35,429

1,147	Manitex International, Inc., (2)	11,367

7,589	Meritor Inc., (2)	99,568

936	Midwest Air Group Inc.	20,948

4,396	Mueller Industries Inc.	154,036

12,357	Mueller Water Products Inc.	115,662

1,425	NN, Incorporated	35,853

230	OmegaFlex, Inc., (2)	6,852

1,756	Proto Labs Incorporated, (2), (3)	122,920

1,804	RBC Bearings Inc., (2), (3)	131,674

5,827	Rexnord Corporation, (2)	154,357

990	Standex International Corporation	80,061

Nuveen Investments	85

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

1,788	Sun Hydraulics Corporation	$69,571

1,428	Tennant Company	91,806

3,416	Titan International Inc.	35,492

3,508	TriMas Corporation, (2)	98,820

640	Twin Disc, Inc.	11,514

5,344	Wabash National Corporation, (2), (3)	74,923

2,210	Watts Water Technologies, Inc., (3)	120,556

5,142	Woodward Governor Company	241,931

846	Xerium Technologies, (2)	15,042
	Total Machinery	4,037,473

	Marine – 0.2%

3,969	Baltic Trading Limited, (3)	5,636

5,375	Golden Ocean Group Limited, (2), (3)	26,768

466	International Shipholding Corp.	5,117

3,333	Matson Incorporated	134,987

6,401	Navios Maritime Holdings Inc., (3)	24,260

3,139	Safe Bulkers Inc., (3)	11,238

10,449	Scorpio Bulkers Inc., (2)	25,182

1,781	Ultrapetrol Limited, (2), (3)	2,208
	Total Marine	235,396

	Media – 1.4%

1,575	A.H. Belo Corporation, Class A Shares	10,537

1,632	AMC Entertainment Holdings Inc.	49,058

1,877	Carmike Cinemas, Inc., (2)	56,648

5,684	Central European Media Enterprises Limited, (2), (3)	15,631

6,173	Cinedigm Corporation, Class A Shares, (2)	5,124

2,888	Crown Media Holdings, Inc., (2)	10,830

11,644	Cumulus Media, Inc., (2), (3)	26,548

77	Daily Journal Corporation, (2)	15,478

1,200	Dex Media Inc., (2), (3)	3,156

4,322	E.W. Scripps Company, Class A, (3)	100,659

1,993	Entercom Communications Corporation, (2)	23,677

4,596	Entravision Communications Corporation	30,058

1,579	Eros International PLC, (2), (3)	27,933

2,957	Global Eagle Acquisition Corporation, (2)	37,761

3,844	Gray Television Inc.	50,971

3,818	Harte-Hanks Inc.	25,924

648	Hemisphere Media Group Inc., (2), (3)	8,191

1,321	Journal Media Group Inc.	12,272

86	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

4,324	Lee Enterprises Inc., (2)	$12,972

1,016	Loral Space & Communications, Inc., (2)	70,104

2,421	Martha Stewart Living Omnimedia Inc., (2)	13,316

5,065	McClatchy Company	7,040

3,309	MDC Partners, Inc.	69,290

6,152	Media General Inc.	103,907

2,786	Meredith Corporation	144,983

4,741	National CineMedia, Inc.	72,253

3,432	New Media Investment Group Inc., (3)	79,382

10,751	New York Times, Class A, (3)	143,956

2,375	Nexstar Broadcasting Group, Inc.	138,843

1,865	Radio One Inc., (2)	6,658

867	ReachLocal Inc., (2)	2,428

1,341	Reading International Inc., A, (2)	17,862

770	Rentrak Corporation, (2), (3)	36,498

291	Saga Communications Inc. Class A Shares	11,637

866	Salem Communications Corporation	4,226

2,057	Scholastic Corporation, (3)	83,596

3,426	SFX Entertainment Inc., (2), (3)	14,972

5,325	Sinclair Broadcast Group, Series A, (3)	163,158

1,774	Sizmek Inc., (2)	12,347

717	T2 Biosystems, Inc., (2)	9,794

8,551	Time Inc.	195,219

2,307	World Wrestling Entertainment Inc., (3)	30,960
	Total Media	1,955,857

	Metals & Mining – 0.9%

13,731	AK Steel Holding Corporation, (3)	69,753

1,459	AM Castle & Company, (3)	5,719

705	Ampco-Pittsburgh Corporation	11,273

3,988	Century Aluminum Company, (2)	51,405

10,534	Coeur d’Alene Mines Corporation, (2)	54,987

9,132	Commercial Metals Company	151,591

5,150	Globe Specialty Metals Inc.	102,588

2,764	Gold Resource Corp.	9,315

312	Handy & Harman Limited, (2)	11,054

961	Haynes International Inc.	42,736

28,445	Hecla Mining Company	85,904

3,933	Horsehead Holding Corp., (2), (3)	58,798

1,399	Kaiser Aluminum Corporation, (3)	112,438

Nuveen Investments	87

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining (continued)

1,598	Materion Corporation	$63,904

14,119	Molycorp Inc., (2), (3)	13,029

3,577	Noranda Aluminum Hodlings Corporation	11,947

755	Olympic Steel Inc.	8,267

2,380	RTI International Metals, Inc., (2)	89,607

885	Ryerson Holding Corporation, (2)	4,903

2,041	Schnitzer Steel Industries, Inc., (3)	35,554

9,291	Stillwater Mining Company, (2)	124,778

5,412	SunCoke Energy Inc.	94,872

577	Universal Stainless & Alloy Products, Inc., (2)	12,117

5,214	Walter Industries Inc., (3)	2,645

3,991	Worthington Industries, Inc.	107,877
	Total Metals & Mining	1,337,061

	Multiline Retail – 0.2%

1,126	Bon-Ton Stores, Inc., (3)	8,073

2,222	Burlington Store Inc., (2)	114,589

2,858	Freds Inc., (3)	48,214

3,371	Tuesday Morning Corporation, (2), (3)	53,329
	Total Multiline Retail	224,205

	Multi-Utilities – 0.3%

4,666	Avista Corporation	152,205

3,462	Black Hills Corporation	170,642

2,928	Northwestern Corporation, (3)	152,520
	Total Multi-Utilities	475,367

	Oil, Gas & Consumable Fuels – 2.6%

7,168	Abraxas Petroleum Corporation, (2)	27,238

166	Adams Resources and Energy, Incorporated	7,736

1,940	Alon USA Energy, Inc.	31,215

17,168	Alpha Natural Resources Inc., (2), (3)	13,906

2,454	American Eagle Energy Corporation, (2), (3)	417

2,185	Amyris Inc., (2), (3)	4,938

3,054	Approach Resources Inc., (2), (3)	26,784

16,464	Arch Coal Inc., (3)	16,039

1,456	Ardmore Shipping Corporation	17,516

3,855	Bill Barrett Corporation, (2)	44,718

3,045	Bonanza Creek Energy Inc., (2)	83,920

5,104	Callon Petroleum Company Del, (2)	45,630

3,975	Carrizo Oil & Gas, Inc., (2)	221,527

456	Clayton Williams Energy, (2), (3)	25,386

88	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

5,677	Clean Energy Fuels Corporation, (2), (3)	$56,032

4,726	Cloud Peak Energy Inc., (2), (3)	30,672

3,711	Comstock Resources Inc., (3)	19,928

1,350	Contango Oil & Gas Company, (2)	33,845

4,604	Delek US Holdings Inc.	169,980

7,175	DHT Maritime Inc., (3)	57,400

3,418	Diamondback Energy	282,224

590	Dorian LPG Limited, (2)	7,823

2,437	Eclipse Resources Corporation, (2), (3)	15,426

6,046	Emerald Oil Inc., (2), (3)	3,869

7,271	Energy XXI Limited Bermuda, (3)	31,774

1,412	Evolution Petroleum Corporation	9,715

12,249	Exco Resources Inc., (3)	25,233

5,656	Frontline Limited, (3)	14,479

4,451	FX Energy, Inc., (2), (3)	6,009

3,397	GasLog Limited, (3)	75,719

5,443	Gastar Exploration Inc., (2), (3)	19,758

3,475	Goodrich Petroleum Corporation, (2)	13,448

2,902	Green Plains Renewable Energy, Inc.	90,368

20,224	Halcon Resources Corporation, (2), (3)	30,134

672	Hallador Energy Company	7,721

3,396	Harvest Natural Resources Inc., (2)	2,174

77	Isramco, Inc., (2)	9,513

928	Jones Energy Inc., Class A, (2)	9,521

15,415	Magnum Hunter Resources Corporation, (2), (3)	33,759

6,111	Matador Resources Company, (2), (3)	169,397

2,997	Midstates Petroleum Company Incorporated, (2)	3,447

2,543	Miller Energy Resources Inc., (2), (3)	1,844

6,632	Navios Maritime Acquisition Corporation	25,268

6,916	Nordic American Tanker Shipping Ltd	84,583

4,735	Northern Oil and Gas Inc., (2), (3)	41,857

1,854	Pacific Ethanol, Inc., (2), (3)	22,174

1,160	Panhandle Oil and Gas Inc.	26,448

4,033	Parsley Energy Inc. Class A Shares, (2)	69,932

3,090	PDC Energy Inc., (2), (3)	175,327

5,087	Penn Virginia Corporation, (3)	33,981

4,753	Petroquest Energy Inc., (2)	12,738

2,679	Renewable Energy Group Inc., (2)	24,674

6,286	Resolute Energy Corporation, (2), (3)	7,795

Nuveen Investments	89

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

3,768	Rex Energy Inc., (2), (3)	$18,840

487	Rex Stores Corporation, (2)	30,788

1,503	Ring Energy Inc., (2)	18,246

5,721	Rosetta Resources, Inc., (2)	130,610

1,767	RSP Permian Inc., (2)	51,278

3,951	Sanchez Energy Corporation, (2), (3)	58,040

12,664	Scorpio Tankers Inc.	118,282

3,305	SemGroup Corporation, A Shares	278,248

4,663	Ship Financial International Limited, (3)	73,489

6,129	Solazyme Inc., (2), (3)	23,597

4,355	Stone Energy Corporation, (2)	74,340

3,397	Swift Energy Company, (2), (3)	10,259

6,270	Synergy Resources Corporation, (2)	75,115

6,202	Teekay Tankers Limited, Class A Shares	39,073

1,826	TransAtlantic Petroleum Limited, (2), (3)	10,591

5,211	Triangle Petroleum Corporation, (2), (3)	31,110

3,864	Vaalco Energy Inc., (2)	9,544

951	Vertex Energy Inc., (2), (3)	2,054

2,888	W&T Offshore Inc., (3)	18,570

6,073	Warren Resources Inc., (2)	6,559

3,833	Western Refining Inc.	168,844

1,163	Westmoreland Coal Company, (2)	33,052
	Total Oil, Gas & Consumable Fuels	3,603,488

	Paper & Forest Products – 0.7%

3,056	Boise Cascade Company, (2)	106,043

1,584	Clearwater Paper Corporation, (2)	101,328

861	Deltic Timber Corporation, (3)	55,104

3,341	Glatfelter	82,857

6,560	KapStone Paper and Packaging Corp.	183,352

10,946	Louisiana-Pacific Corporation, (2), (3)	166,817

1,285	Neenah Paper, Inc.	77,704

5,261	Resolute Forest Products, (2)	81,125

2,362	Schweitzer-Mauduit International Inc.	104,424

3,273	Wausau Paper Corp.	30,504
	Total Paper & Forest Products	989,258

	Personal Products – 0.2%

2,005	Elizabeth Arden, Inc., (2), (3)	28,210

1,680	Female Health Company, (3)	4,906

1,290	Inter Parfums, Inc.	38,932

90	Nuveen Investments

Shares	Description (1)	Value

	Personal Products (continued)

1,018	Medifast, Inc., (2)	$30,540

844	Nature’s Sunshine Products	10,980

713	Nutraceutical International Corporation, (2)	13,904

945	Revlon Inc., (2)	36,959

1,442	Synutra International Inc., (2), (3)	10,469

466	USANA Health Sciences, Inc., (2), (3)	53,003
	Total Personal Products	227,903

	Pharmaceuticals – 1.8%

1,945	AcelRx Pharmaceuticals Inc., (2), (3)	7,761

556	Achaogen Inc., (2)	3,108

814	Aerie Pharmaceuticals Inc., (2)	7,847

4,835	Akorn, Inc., (2), (3)	201,329

2,034	Alimera Sciences, Inc., (2), (3)	8,868

743	Amphastar Pharmaceuticals, Inc., (2)	10,744

3,216	Ampio Pharmaceuticals Inc., (2), (3)	7,751

534	ANI Pharmaceuticals Inc., (2)	32,563

2,227	Aratana Therpaeutics Inc., (2)	28,751

3,246	Biodelivery Sciences, Inc., (2)	26,163

5,692	Bio-Path Holdings Inc., (2), (3)	8,851

3,790	Catalent, Inc., (2)	109,038

2,314	Cempra Inc., (2)	72,868

4,436	Corcept Therapeutics, Inc., (2)	25,596

4,497	DepoMed, Inc., (2)	104,600

605	Dermira, Inc., (2)	8,924

279	Egalet Corporation, (2)	2,556

2,909	Endocyte Inc., (2)	16,872

417	Flex Pharma Inc., (2)	6,972

5,750	Horizon Pharma Inc., (2)	161,690

2,320	IGI Laboratories Inc., (2), (3)	11,786

5,433	Impax Laboratories Inc., (2)	245,898

471	Intersect ENT, Inc., (2)	11,820

1,542	Intra-Cellular Therapies Inc., (2)	31,534

1,994	Lannett Company Inc., (2), (3)	114,655

5,043	Medicines Company, (2)	129,151

9,847	Nektar Therapeutics, (2)	93,743

462	Ocular Therapeutix, Inc., (2)	10,141

2,910	Omeros Corporation, (2)	58,549

2,765	Pacira Pharmaceuticals, Inc., (2), (3)	189,347

3,069	Pain Therapeutics, Inc., (2)	6,261

Nuveen Investments	91

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

2,579	Pernix Therapeutics Holdings, Incorporated, (2)	$16,454

1,136	Phibro Animal Health Corporation, Class A Shares	36,079

2,120	Pozen Inc., (2)	16,578

4,019	Prestige Brands Holdings Inc., (2)	157,746

1,597	Relypsa Inc., (2)	46,201

1,791	Repros Therapeutics, Inc., (2)	13,773

693	Revance Therapeutics Inc., (2)	13,635

1,568	Sagent Pharmaceuticals Inc., (2)	36,550

3,993	SciClone Pharmaceuticals, Inc., (2)	32,623

1,376	Sucampo Pharmaceuticals, Inc., (2)	24,438

2,272	Supernus Pharmaceuticals Incorporated, (2)	29,082

2,373	Tetraphase Pharmaceuticals Inc., (2)	83,719

9,183	TherapeuticsMD, (2), (3)	59,506

1,824	Theravance Biopharma Inc., (2)	29,184

6,388	Theravance Inc., (3)	103,805

6,973	Vivus, Inc., (2), (3)	15,550

4,544	Xenoport, Inc., (2)	26,946

9,910	Zogenix Inc., (2), (3)	13,775

633	ZS Pharma, Inc., (2)	24,098
	Total Pharmaceuticals	2,535,479

	Professional Services – 1.4%

3,882	Acacia Research, (3)	42,780

556	Barrett Business Services, Inc.	24,725

3,170	CBIZ Inc., (2)	28,657

1,176	CDI Corporation	16,041

2,622	CEB Inc.	219,802

777	CRA International, Inc., (2)	22,688

1,017	Exponent, Inc.	90,116

758	Franklin Covey Company, (2)	14,129

3,169	FTI Consulting Inc., (2)	130,278

1,023	GP Strategies Corporation, (2)	33,340

1,412	Heidrick & Struggles International, Inc.	33,973

2,323	Hill International, Inc., (2)	8,944

1,827	Huron Consulting Group, Inc., (2)	110,753

1,547	ICF International, Inc., (2)	59,560

1,758	Insperity Inc.	84,665

2,122	Kelly Services, Inc.	34,843

2,119	KForce Inc.	48,186

3,858	Korn Ferry International	121,643

92	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

1,270	Mistras Group Inc., (2)	$22,809

3,811	Navigant Consulting Inc., (2)	55,107

4,213	On Assignment, Inc., (2)	141,767

649	Paylocity Holding Corporation, (2), (3)	18,269

12,699	Pendrell Corporation, (2)	13,842

3,006	Resources Connection, Inc.	47,375

4,112	RPX Corporation, (2)	63,983

3,244	The Advisory Board Company, (2), (3)	168,331

1,219	TriNet Group Inc., (2)	42,689

3,205	TrueBlue Inc., (2)	92,240

343	VSE Corporation	24,401

2,722	WageWorks, Incorporated, (2)	137,189
	Total Professional Services	1,953,125

	Real Estate Investment Trust – 8.4%

4,449	Acadia Realty Trust	137,474

2,201	AG Mortgage Investment Trust Inc., (3)	42,303

1,103	Agree Realty Corporation	33,950

164	Alexander’s Inc., (3)	70,720

4,429	Altisource Residential Corporation	84,815

2,781	American Assets Trust Inc.	110,684

3,966	American Capital Mortgage Investment Corporation	69,564

2,495	American Residential Properties Inc., (2)	46,806

9,922	Anworth Mortgage Asset Corporation	50,404

2,851	Apollo Commercial Real Estate Finance, Inc.	48,724

2,485	Apollo Residential Mortgage Inc.	39,412

2,217	Ares Commercial Real Estate Corporation, (3)	25,163

1,936	Armada Hoffler Properties Inc.	19,883

27,697	Armour Residential REIT Inc.	83,091

1,968	Ashford Hospitality Prime Inc.	30,819

6,139	Ashford Hospitality Trust Inc., (3)	55,619

4,464	Associated Estates Realty Corp.	127,224

5,020	Campus Crest Communities Inc.	31,777

7,388	Capstead Mortgage Corporation, (3)	86,070

2,085	CareTrust REIT Inc.	26,042

1,007	CatchMark Timber Trust Inc., Class A	11,681

6,026	Cedar Shopping Centers Inc.	42,122

18,381	Chambers Street Properties	137,858

2,962	Chatham Lodging Trust	81,870

4,048	Chesapeake Lodging Trust	128,524

Nuveen Investments	93

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

8,327	Colony Financial Inc.	$215,753

1,629	Coresite Realty Corporation	78,322

17,066	Cousins Properties, Inc.	166,223

12,569	CubeSmart	289,967

3,511	CyrusOne Inc.	114,037

12,568	CYS Investments Inc.	112,107

6,056	DCT Industrial Trust Inc.	200,090

15,177	DiamondRock Hospitality Company	205,800

4,946	DuPont Fabros Technology Inc.	154,068

4,242	Dynex Capital, Inc.	33,936

1,068	Easterly Government Properties, Inc.	16,821

2,428	EastGroup Properties Inc.	138,882

3,607	Education Realty Trust Inc., (3)	121,267

6,850	Empire State Realty Trust Inc.	123,300

4,304	Entertainment Properties Trust	248,212

4,765	Equity One Inc.	117,362

4,732	Excel Trust Inc.	75,002

11,093	FelCor Lodging Trust Inc.	123,243

8,541	First Industrial Realty Trust, Inc.	168,514

4,558	First Potomac Realty Trust	48,862

6,978	Franklin Street Properties Corporation	82,410

5,629	Geo Group Inc.	219,531

1,984	Getty Realty Corporation	34,462

1,466	Gladstone Commercial Corporation	26,109

4,416	Government Properties Income Trust, (3)	92,029

4,436	Gramercy Property Trust Inc.	121,280

330	Great Ajax Corporation, (3)	4,679

2,042	Hannon Armstrong Sustainable Infrastructure Capital Inc.	38,798

7,486	Hatteras Financial Corp.	135,197

7,448	Healthcare Realty Trust, Inc.	190,669

15,560	Hersha Hospitality Trust	100,051

6,989	Highwoods Properties, Inc.	300,807

5,064	Hudson Pacific Properties Inc.	152,730

6,770	Inland Real Estate Corporation, (3)	69,663

9,547	Invesco Mortgage Capital Inc.	147,024

8,406	Investors Real Estate Trust, (3)	60,271

6,582	iStar Financial Inc., (2)	89,120

2,551	Kite Realty Group Trust	66,836

8,644	LaSalle Hotel Properties	317,148

94	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

14,974	Lexington Corporate Properties Trust	$138,809

2,700	LTC Properties Inc.	117,342

6,876	Mack-Cali Realty Corporation, (3)	123,424

16,042	Medical Properties Trust Inc.	224,267

4,338	Monmouth Real Estate Investment Corporation	44,812

2,563	National Health Investors Inc.	171,003

15,402	New Residential Investment	262,450

8,140	New York Mortgage Trust, Inc., (3)	63,573

12,578	New York REIT, Inc.	124,271

978	One Liberty Properties Inc.	21,985

835	Owens Realty Mortgage Inc.	11,256

5,741	Parkway Properties Inc.	93,406

5,118	Pebblebrook Hotel Trust	219,767

5,331	Penn Real Estate Investment Trust	120,534

5,739	PennyMac Mortgage Investment Trust	120,232

5,418	Physicians Realty Trust	89,939

3,148	Potlatch Corporation	116,193

1,411	PS Business Parks Inc.	107,730

1,113	QTS Realty Trust Inc., Class A Shares	40,369

6,771	RAIT Investment Trust, (3)	43,876

5,534	Ramco-Gershenson Properties Trust	96,734

6,435	Redwood Trust Inc., (3)	110,618

10,021	Resource Capital Corporation	44,193

5,988	Retail Opportunity Investments Corporation	100,479

3,560	Rexford Industrial Realty Inc.	52,902

10,153	RLJ Lodging Trust	301,240

2,880	Rouse Properties Inc.	50,314

3,369	Ryman Hospitalities Properties	194,189

4,571	Sabra Health Care Real Estate Investment Trust Inc.	136,581

654	Saul Centers Inc.	32,909

2,855	Select Income REIT	66,207

2,982	Silver Bay Realty Trust Corporation, (3)	46,132

2,557	Sovran Self Storage Inc.	223,328

4,184	STAG Industrial Inc.	90,918

3,033	Starwood Waypoint Residential Trust, (3)	78,069

2,204	STORE Capital Corporation	46,284

19,177	Strategic Hotels & Resorts Inc., (2), (3)	224,371

6,652	Summit Hotel Properties Inc.	87,607

3,723	Sun Communities Inc., (3)	231,049

Nuveen Investments	95

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

16,078	Sunstone Hotel Investors Inc.	$250,495

3,321	Terreno Realty Corporation	70,671

1,498	Trade Street Residential Inc.	10,441

1,690	UMH Properties Inc.	17,018

940	Universal Health Realty Income Trust	46,680

1,935	Urstadt Biddle Properties Inc.	40,151

5,167	Washington Real Estate Investment Trust, (3)	127,728

3,235	Western Asset Mortgage Capital Corporation, (3)	47,263

1,779	Whitestone Real Estate Investment Trust	26,151

2,665	Winthrop Realty Trust, Inc.	43,866
	Total Real Estate Investment Trust	11,773,007

	Real Estate Management & Development – 0.4%

3,779	Alexander & Baldwin Inc.	152,974

109	Altisource Asset Management Corporation, (2), (3)	24,416

1,031	Altisource Portfolio Solutions SA, (2), (3)	25,002

787	AV Homes Inc., (2)	12,419

333	Consolidated Tomoka Land Company	18,228

2,708	Forestar Real Estate Group Inc., (2)	39,970

546	FRP Holdings Inc., (2)	18,957

6,080	Kennedy-Wilson Holdings Inc.	150,662

573	Marcus & Millichap Inc., (2)	20,273

825	ReMax Holdings Inc.	27,877

4,901	St Joe Company, (2)	85,522

1,049	Tejon Ranch Company, (2)	25,910
	Total Real Estate Management & Development	602,210

	Road & Rail – 0.6%

2,016	ArcBest Corporation	71,971

1,622	Celadon Group, Inc.	41,912

4,216	Heartland Express, Inc., (3)	88,199

4,539	Knight Transportation Inc.	131,177

1,845	Marten Transport, Ltd.	41,070

260	PAM Transportation Services, Inc., (2)	15,233

182	Patriot Transportation Holding, Inc., (2)	4,697

2,211	Quality Distribution, Inc., (2)	21,933

2,162	Roadrunner Transportation System Inc., (2)	52,904

1,913	Saia, Inc., (2)	77,955

6,596	Swift Transportation Company, (2)	159,623

450	Universal Truckload Services, Inc.	9,558

505	USA Truck, Inc., (2)	12,403

96	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail (continued)

3,275	Werner Enterprises, Inc., (3)	$87,999

2,424	YRC Worldwide Inc., (2), (3)	37,814
	Total Road & Rail	854,448

	Semiconductors & Semiconductor Equipment – 3.7%

3,271	Advanced Energy Industries Inc., (2)	80,009

1,447	Alpha & Omega Semiconductor Limited, (2), (3)	11,851

2,233	Ambarella, Incorporated, (2)	163,344

6,883	Amkor Technology Inc., (2)	48,387

6,092	Applied Micro Circuits Corporation, (2)	32,714

1,085	Audience Incorporated, (2)	5,165

9,027	Axcelis Technologies Inc., (2)	22,748

5,541	Brooks Automation Inc.	59,621

1,871	Cabot Microelectronics Corporation, (2)	88,498

992	Cascade Microtech, Inc., (2)	13,154

4,098	Cavium Networks Inc., (2)	265,509

1,628	CEVA, Inc., (2)	33,700

4,814	Cirrus Logic Inc., (2)	162,617

2,060	Cohu Inc.	21,568

25,610	Cypress Semiconductor Corporation, (3)	341,125

2,827	Diodes Inc., (2)	75,537

1,647	DSP Group Inc., (2)	18,743

10,794	Entegris Inc., (2)	143,668

6,892	Entropic Communications Inc., (2)	20,814

3,064	Exar Corporation, (2)	30,242

9,172	Fairchild Semiconductor International Inc., Class A, (2)	166,609

4,309	FormFactor Inc., (2)	34,343

2,429	Inphi Corporation, (2), (3)	52,102

10,360	Integrated Device Technology, Inc., (2)	188,448

2,343	Integrated Silicon Solution	43,463

9,988	Intersil Holding Corporation, Class A, (3)	133,340

2,016	IXYS Corporation	22,801

5,526	Kopin Corporation, (2), (3)	18,346

9,128	Lattice Semiconductor Corporation, (2)	54,129

995	MA-COM Technology Solutions Holdings Incorporated, (2)	30,318

1,928	Maxlinear Inc., (2)	16,446

3,459	Micrel, Incorporated	47,042

7,366	Microsemi Corporation, (2)	245,730

4,152	MKS Instruments Inc.	144,531

3,065	Monolithic Power Systems, Inc.	158,859

Nuveen Investments	97

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

1,926	Nanometrics Inc., (2)	$29,776

375	NVE Corporation	25,448

4,350	Omnivision Technologies, Inc., (2)	121,343

2,368	PDF Solutions, Inc., (2)	42,790

1,719	Pericom Semiconductor Corporation	21,522

4,781	Photronics Inc., (2)	41,929

13,445	PMC-Sierra, Inc., (2)	113,341

2,415	Power Integrations Inc.	119,518

11,111	Qorvo Inc., (2)	732,326

4,449	Quicklogic Corporation, (2), (3)	7,830

8,821	Rambus Inc., (2)	122,083

2,110	Rubicon Technology Inc., (2), (3)	8,102

2,578	Rudolph Technologies, (2)	33,076

5,213	Semtech Corporation, (2)	121,411

3,371	Silicon Laboratories Inc., (2)	174,180

2,794	Synaptics, Inc., (2), (3)	236,708

4,147	Tessera Technologies Inc.	149,748

1,991	Ultra Clean Holdings, Inc., (2)	11,966

2,175	Ultratech Stepper Inc., (2)	43,413

3,105	Veeco Instruments Inc., (2)	91,629

3,963	Xcerra Corporation, (2)	38,956
	Total Semiconductors & Semiconductor Equipment	5,282,616

	Software – 4.6%

1,026	A10 Networks Inc., (2)	4,668

8,823	ACI Worldwide, Inc., (2)	203,194

3,991	Advent Software Inc.	173,249

2,000	American Software, Inc.	19,420

7,140	Aspen Technology Inc., (2)	316,945

2,703	AVG Technologies NV, (2)	64,656

615	Barracuda Networks Inc., (2), (3)	24,926

3,581	Blackbaud, Inc.	180,948

3,053	Bottomline Technologies, Inc., (2)	81,698

2,217	Broadsoft Inc., (2)	70,146

4,146	Callidus Software, Inc., (2)	51,203

3,660	CommVault Systems, Inc., (2)	167,445

1,715	Comverse Incorporated, (2)	42,018

3,097	Covisint Corporation, (2)	6,070

2,217	Cyan Inc., (2), (3)	8,269

526	Digimarc Corporation	12,308

98	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

2,178	Ebix, Inc.	$59,438

2,193	Ellie Mae Incorporated, (2), (3)	120,615

2,096	EnerNOC, Inc., (2), (3)	23,161

2,409	EPIQ Systems, Inc.	43,145

313	ePlus, Inc., (2)	25,966

2,494	Fair Isaac Corporation	220,619

2,896	Fleetmatics Group Limited, (2), (3)	132,000

1,875	Gigamon Inc., (2)	55,181

541	Globant S.A, (2)	11,366

6,972	Glu Mobile, Inc., (2), (3)	47,131

1,399	Guidance Software, Inc., (2), (3)	8,170

5,270	Guidewire Software Incorporated, (2)	263,237

445	HubSpot, Inc., (2)	17,226

1,991	Imperva Incorporated, (2)	90,829

4,179	Infoblox, Incorporated, (2)	98,457

1,291	Interactive Intelligence Group, (2), (3)	56,778

3,301	Jive Software Inc., (2)	17,759

5,755	Kofax Limited, (2)	63,478

5,877	Manhattan Associates Inc., (2)	308,895

779	Mavenir Systems Inc., (2), (4)	13,633

7,511	Mentor Graphics Corporation, (3)	179,738

703	Microstrategy Inc., (2)	128,030

993	MobileIron, Inc., (2)	5,978

1,494	Model N Inc., (2)	17,555

3,066	Monotype Imaging Holdings Inc.	99,369

2,827	NetScout Systems, Inc., (2), (3)	116,190

770	Park City Group Inc., (2), (3)	8,355

525	Paycom Software Inc., (2)	16,595

2,748	Pegasystems, Inc.	59,192

3,983	Progress Software Corporation, (2)	105,151

3,020	Proofpoint, Incorporated, (2), (3)	163,020

1,874	PROS Holdings, Inc., (2)	41,659

490	QAD Inc. A	11,946

6,953	QLIK Technologies Inc., (2)	241,895

1,559	Qualys Incorporated, (2)	77,202

1,927	Rally Software Development Corporation, (2)	27,864

3,879	RealPage Inc., (2)	76,959

1,713	Rosetta Stone Inc., (2), (3)	14,321

1,902	Sapiens International Corporation NV	16,604

Nuveen Investments	99

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Software (continued)

2,548	SeaChange International, Inc., (2)	$17,097

2,715	Silver Springs Networks Inc., (2)	26,390

5,283	SS&C Technologies Holdings Inc.	317,878

2,737	Synchronoss Technologies, Inc., (2), (3)	125,574

6,473	Take-Two Interactive Software, Inc., (2), (3)	153,410

3,001	Tangoe Inc., (2)	41,054

3,965	TeleCommunication Systems, (2)	12,371

2,113	TeleNav Inc., (2)	17,665

613	The Rubicon Project Inc., (2)	10,709

7,392	TiVo, Inc., (2)	81,682

273	TubeMogul Inc., (2), (3)	3,931

2,560	Tyler Technologies Inc., (2)	312,192

2,198	Ultimate Software Group, Inc., (2), (3)	365,352

413	Varonis Systems Inc., (2)	11,874

2,283	Vasco Data Security International, Inc., (2), (3)	58,034

4,639	Verint Systems Inc., (2)	284,974

3,299	VirnetX Holding Corporation, (2), (3)	21,312

5,588	Vringo Inc., (2), (3)	3,465

556	Workiva Inc., (2)	8,045

543	Yodlee, Inc., (2)	6,918

881	Zendesk Inc., (2)	20,316

4,596	Zix Corporation, (2)	19,579
	Total Software	6,431,692

	Specialty Retail – 3.1%

6,100	Aeropostale, Inc., (2)	18,849

15,077	American Eagle Outfitters, Inc., (3)	239,875

603	America’s Car-Mart, Inc., (2)	30,958

3,632	Ann Inc., (2)	137,508

2,133	Asbury Automotive Group, Inc., (2)	179,236

3,181	Barnes & Noble Inc., (3)	69,664

2,432	bebe stores, Inc.	8,050

1,401	Big 5 Sporting Goods Corporation	19,110

447	Boot Barn Holdings, Inc., (2)	11,095

3,387	Brown Shoe Inc.	100,594

2,186	Buckle Inc., (3)	97,933

957	Build-A-Bear-Workshop, Inc., (2), (3)	17,638

2,127	Cato Corporation	83,676

1,709	Childrens Place Retail Stores Inc., (3)	103,668

2,825	Christopher & Banks Corporation	16,781

100	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

1,209	Citi Trends, Inc., (2)	$27,541

2,148	Conn’s, Inc., (2)	60,080

1,195	Container Store Group Inc., (2), (3)	21,821

1,062	Destination Maternity Corporation	12,521

2,818	Destination XL Group Inc., (2), (3)	13,724

6,535	Express Inc., (2)	106,521

3,742	Finish Line, Inc.	91,791

4,208	Five Below, Incorporated, (2)	141,894

3,274	Francescas Holdings Corporation, (2)	55,429

1,861	Genesco Inc., (2)	125,785

1,812	Group 1 Automotive Inc., (3)	143,112

4,766	Guess Inc., (3)	87,265

1,563	Haverty Furniture Companies Inc.	33,542

934	Hhgregg Inc., (2)	5,342

2,008	Hibbett Sporting Goods, Inc., (2), (3)	93,974

1,135	Kirkland’s, Inc., (2)	26,945

1,770	Lithia Motors Inc.	176,522

2,128	Lumber Liquidators Inc., (2), (3)	58,499

1,945	Marinemax Inc., (2)	42,946

1,120	Mattress Firm Holding Corporation, (2), (3)	66,170

3,719	Mens Wearhouse Inc., (3)	210,458

2,444	Monro Muffler Brake, Inc., (3)	146,371

2,399	New York & Company Inc., (2), (3)	6,069

41,473	Office Depot, Inc., (2), (3)	382,381

1,465	Outerwall Inc., (3)	97,320

3,848	Pacific Sunwear of California, Inc., (2)	8,081

4,128	Pep Boys - Manny, Moe & Jack	37,812

6,933	Pier 1 Imports, Inc., (3)	87,702

4,094	Rent-A-Center Inc.	121,182

2,417	Restoration Hardware Holdings Incorporated, (2), (3)	208,273

899	Sears Hometown and Outlet Stores, (2)	6,230

4,210	Select Comfort Corporation, (2)	129,752

1,172	Shoe Carnival, Inc.	30,601

3,091	Sonic Automotive Inc.	72,175

785	Sportsman’s Warehouse Holdings Inc., (2)	7,560

2,458	Stage Stores Inc.	47,464

2,152	Stein Mart, Inc.	25,458

908	Systemax Inc., (2)	9,489

2,175	Tile Shop Holdings Inc., (2), (3)	28,210

Nuveen Investments	101

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail (continued)

819	Tilly’s Inc., Class A Shares, (2)	$10,925

2,388	Vitamin Shoppe Inc., (2)	100,009

1,415	West Marine, Inc., (2)	14,221

168	Winmark Corporation	15,122

1,609	Zumiez, Inc., (2), (3)	51,021
	Total Specialty Retail	4,379,945

	Technology Hardware, Storage & Peripherals – 0.4%

3,155	Cray, Inc., (2), (3)	88,624

4,652	Dot Hill Systems Corporation, (2)	29,215

1,369	Eastman Kodak Company, (2)	26,518

3,612	Electronics For Imaging, (2)	150,729

2,199	Immersion Corporation, (2)	23,815

1,928	Intevac, Inc., (2)	9,332

718	Nimble Storage Inc., (2), (3)	17,562

6,763	QLogic Corporation, (2)	99,416

17,011	Quantum Corporation, (2)	34,192

2,681	Silicon Graphics International Corporation, (2), (3)	21,743

2,677	Super Micro Computer Inc., (2)	77,017

6,217	Violin Memory Inc., (2), (3)	21,200
	Total Technology Hardware, Storage & Peripherals	599,363

	Textiles, Apparel & Luxury Goods – 1.1%

2,130	Columbia Sportswear Company, (3)	133,551

6,387	Crocs, Inc., (2)	84,308

680	Culp Inc.	17,578

1,489	G III Apparel Group, Limited, (2)	165,547

3,695	Iconix Brand Group, Inc., (2), (3)	97,215

1,422	Movado Group Inc.	41,636

1,121	Oxford Industries Inc., (3)	89,063

942	Perry Ellis International, Inc., (2)	22,533

10,533	Quiksilver Inc., (2), (3)	17,485

1,310	Sequential Brands Group Inc., (2)	16,244

3,032	Skechers USA Inc., (2)	272,637

4,519	Steven Madden Limited, (2)	176,331

3,929	Tumi Holdings Inc., (2)	91,899

1,136	Unifi Inc., (2)	40,089

1,692	Vera Bradley Inc., (2), (3)	24,094

866	Vince Holding Company, (2)	15,960

7,866	Wolverine World Wide Inc., (3)	241,722
	Total Textiles, Apparel & Luxury Goods	1,547,892

102	Nuveen Investments

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 1.7%

510	Anchor BanCorp Wisconsin Inc., (2), (3)	$18,442

6,717	Astoria Financial Corporation	88,463

3,611	Bank Mutual Corporation	25,963

1,445	BankFinancial Corporation	18,496

165	BBX Capital Corporation, (2)	3,024

2,502	Beneficial Bancorp, Inc., (2)	29,023

1,102	BofI Holdings, Inc., (2), (3)	101,175

5,475	Brookline Bancorp, Inc.	58,966

11,100	Capitol Federal Financial Inc.	133,200

1,499	Charter Financial Corporation, (3)	17,943

1,920	Clifton Bancorp Inc.	26,208

2,653	Dime Community Bancshares, Inc.	42,236

3,230	Essent Group Limited, (2)	80,589

7,066	Everbank Financial Corporation	131,216

808	Federal Agricultural Mortgage Corporation	25,404

749	First Defiance Financial Corporation	26,215

1,068	First Financial Northwest Inc.	12,709

1,572	Flagstar Bancorp Inc., (2)	27,007

942	Fox Chase Bancorp.	15,665

5,508	Home Loan Servicing Solutions Limited	3,712

1,080	HomeStreet Inc.	22,334

1,087	Kearny Financial Corporation	14,501

1,181	Ladder Capital Corporation	20,715

497	LendingTree, Inc., (2)	27,350

1,576	Meridian Bancorp, Inc., (2)	20,252

475	Meta Financial Group, Inc.	19,432

26,255	MGIC Investment Corporation, (2), (3)	273,577

3,919	NMI Holdings Inc., Class A Shares, (2)	31,274

3,929	Northfield Bancorp Inc.	56,695

7,340	Northwest Bancshares Inc., (3)	90,355

1,064	OceanFirst Financial Corporation	17,854

3,549	Oritani Financial Corporation	52,880

1,038	PennyMac Financial Services Inc., (2)	19,597

4,675	Provident Financial Services Inc.	84,150

14,813	Radian Group Inc., (3)	264,560

1,153	Stonegate Mortgage Corporation, (2)	12,383

678	Territorial Bancorp Inc.	15,662

7,850	TrustCo Bank Corporation NY, (3)	52,360

4,114	United Community Financial Corporation	22,174

Nuveen Investments	103

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

4,088	United Financial Bancorp Inc.	$52,122

1,372	Walker & Dunlop Inc., (2)	26,260

7,858	Washington Federal Inc.	169,733

2,669	Waterstone Financial Inc.	34,003

654	WSFS Financial Corporation	46,545
	Total Thrifts & Mortgage Finance	2,332,424

	Tobacco – 0.2%

3,315	22nd Century Group Inc., (2), (3)	3,348

6,836	Alliance One International, Inc., (2)	9,024

1,801	Universal Corporation	84,701

5,355	Vector Group Ltd.	118,635
	Total Tobacco	215,708

	Trading Companies & Distributors – 0.8%

5,214	Aircastle LTD	125,032

3,240	Applied Industrial Technologies Inc.	135,335

3,825	Beacon Roofing Supply Company, (2)	113,679

1,271	CAI International Inc., (2)	30,275

1,004	DXP Enterprises, Inc., (2)	45,230

893	General Finance Corporation, (2)	6,930

2,476	H&E Equipment Services, Inc.	61,207

1,493	Houston Wire & Cable Company	14,094

2,124	Kaman Corporation	88,592

811	Neff Corporation, Class A Shares, (2)	9,570

2,770	Rush Enterprises, Class A, (2)	72,408

1,175	Stock Building Supply Holdings Inc., (2)	21,585

2,637	TAL International Group Inc., (3)	101,630

1,674	Textainer Group Holdings Limited, (3)	50,722

1,345	Titan Machinery, Inc., (2), (3)	19,704

2,003	Watsco Inc.	240,941
	Total Trading Companies & Distributors	1,136,934

	Transportation Infrastructure – 0.0%

4,066	Wesco Aircraft Holdings Inc., (2)	63,755

	Water Utilities – 0.2%

3,007	American States Water Co	115,439

631	Artesian Resources Corporation	13,592

3,708	California Water Service Group	88,510

845	Connecticut Water Service, Inc.	30,420

1,240	Middlesex Water Company	28,235

1,215	SJW Corporation	35,539

104	Nuveen Investments

Shares	Description (1)	Value

	Water Utilities (continued)

1,003	York Water Company, (3)	$25,235
	Total Water Utilities	336,970

	Wireless Telecommunication Services – 0.1%

1,547	Boingo Wireless Inc., (2)	12,778

1,274	NTELOS Holdings Corporation	7,402

2,173	RingCentral Inc., Class A, (2), (3)	37,441

1,868	Shenandoah Telecommunications Company	64,371

1,680	Spok Holdings, Inc.	31,591
	Total Wireless Telecommunication Services	153,583
	Total Common Stocks (cost $94,293,541)	136,748,121

Shares	Description (1), (5)	Value

	EXCHANGE-TRADED FUNDS – 0.0%

3,608	CorEnergy Infrastructure Trust Inc.	$24,498
	Total Exchange-Traded Funds (cost $26,247)	24,498

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

591	Actavis PLC, (4)	$5,774

6,523	Chelsea Therapeutics International Limited, (4)	—

692	Clinical Data, Inc., (2), (4)	—

1,250	Durata Therapeutics Inc., (3), (4)	1,025

1,493	Gerber Scientific Inc., (2), (4)	—

4,499	Leap Wireless International Inc., (4)	11,338

424	Omthera Pharmaceuticals Inc., (4)	—

2,878	Trius Therapeutics Inc., (4)	—
	Total Common Stock Rights (cost $—)	18,137

Shares	Description (1)	Value

	WARRANTS – 0.0%

106	Imperial Holdings, Inc., (4)	$77

1,328	Magnum Hunter Resources Corporation, (3), (4)	40

157	Tejon Ranch Company, (6)	85
	Total Warrants (cost $855)	202
	Total Long-Term Investments (cost $94,320,643)	136,790,958

Nuveen Investments	105

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.4%

	Money Market Funds – 23.4%

33,010,020	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (7), (8)				$33,010,020
	Total Investments Purchased with Collateral from Securities Lending (cost $33,010,020)				33,010,020

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 2.8%

3,969,150	First American Treasury Obligations Fund, Class Z	0.000% (7)	N/A	N/A	$3,969,150

	U.S. Government and Agency Obligations – 0.2%

$275	U.S. Treasury Bills, (10)	0.000%	11/12/15	AAA	274,903
	Total Short-Term Investments (cost $4,243,968)				4,244,053
	Total Investments (cost $131,574,631) – 123.4%				174,045,031
	Other Assets Less Liabilities – (23.4)% (11)				(33,051,917)
	Net Assets – 100%				$140,993,114

Investments in Derivatives as of April 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Russell 2000® Mini Index	Long	34	6/15	$4,135,760	$(82,280)	$(64,559)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $30,691,697.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for these exchange-traded funds can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not applicable

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

106	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2015 (Unaudited)

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $299,109,193, $445,577,301 and $94,320,643, respectively)	$810,871,522	$641,794,635	$136,790,958
Investments purchased with collateral from securities lending, at value (cost approximates value)	75,338,236	112,980,138	33,010,020
Short-term investments, at value (cost $31,067,224, $54,476,939 and $4,243,968, respectively)	31,068,158	54,477,874	4,244,053
Cash	4,007	—	8,692
Cash collateral at brokers(1)	—	—	30,000
Receivable for:
Dividends	738,426	274,415	48,082
Due from broker	13,480	58,873	38,279
Reclaims	10,745	—	—
Reimbursement from Adviser	—	—	614
Shares sold	1,486,431	1,455,118	316,243
Other assets	49,367	45,755	23,251
Total assets	919,580,372	811,086,808	174,510,192
Liabilities
Payable for:
Collateral from securities lending program	75,338,236	112,980,138	33,010,020
Shares redeemed	878,722	736,338	251,267
Variation margin on future contracts	291,450	578,340	82,280
Accrued expenses:
Directors fees	30,545	21,200	1,049
Management fees	130,122	102,700	—
12b-1 distribution and service fees	98,412	160,590	32,637
Other	382,808	436,395	139,825
Total liabilities	77,150,295	115,015,701	33,517,078
Net assets	$842,430,077	$696,071,107	$140,993,114
Class A Shares
Net assets	$205,237,384	$226,577,877	$42,409,337
Shares outstanding	7,217,591	12,162,822	2,858,454
Net asset value (“NAV”) and offering price per share	$28.44	$18.63	$14.84
Class C Shares
Net assets	$16,308,562	$16,862,831	$2,749,088
Shares outstanding	580,420	939,888	194,682
NAV and offering price per share	$28.10	$17.94	$14.12
Class R3 Shares
Net assets	$103,418,332	$237,566,282	$50,489,950
Shares outstanding	3,635,628	12,917,197	3,497,124
NAV and offering price per share	$28.45	$18.39	$14.44
Class I Shares
Net assets	$517,465,799	$215,064,117	$45,344,739
Shares outstanding	18,202,906	11,511,137	3,049,271
NAV and offering price per share	$28.43	$18.68	$14.87
Net assets consist of:
Capital paid-in	$311,469,954	$468,551,772	$97,564,890
Undistributed (Over-distribution of) net investment income	1,507,988	1,240,943	162,839
Accumulated net realized gain (loss)	17,170,682	30,648,994	859,544
Net unrealized appreciation (depreciation)	512,281,453	195,629,398	42,405,841
Net assets	$842,430,077	$696,071,107	$140,993,114
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s portfolio of investments.

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of

Operations	Six Months Ended April 30, 2015

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income (net of foreign tax withheld of $787, $— and $345, respectively)	$8,199,113	$4,767,005	$882,507
Securities lending income, net	65,278	243,285	176,824
Total investment income	8,264,391	5,010,290	1,059,331
Expenses
Management fees	1,144,853	1,027,945	230,707
12b-1 service fees – Class A Shares	254,068	268,669	52,109
12b-1 distribution and service fees – Class C Shares	75,137	76,800	12,876
12b-1 distribution and service fees – Class R3 Shares	233,577	574,378	124,413
Shareholder servicing agent fees	570,815	552,760	111,936
Custodian fees	84,918	67,880	75,836
Directors fees	12,035	10,106	2,109
Federal and state registration fees	31,747	37,753	26,973
Professional fees	46,372	36,940	17,108
Shareholder reporting expenses	54,897	143,544	47,724
Other expenses	20,999	20,359	31,860
Total expenses before fee waiver/expense reimbursement	2,529,418	2,817,134	733,651
Fee waiver/expense reimbursement	(425,832)	(290,892)	(151,212)
Net expenses	2,103,586	2,526,242	582,439
Net investment income (loss)	6,160,805	2,484,048	476,892
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	28,512,084	30,163,383	918,807
Futures contracts	709,017	1,099,920	374,332
Change in net unrealized appreciation (depreciation) of:
Investments	(1,202,254)	6,911,911	4,349,097
Futures contracts	249,656	(502,183)	(162,544)
Net realized and unrealized gain (loss)	28,268,503	37,673,031	5,479,692
Net increase (decrease) in net assets from operations	$34,429,308	$40,157,079	$5,956,584

See accompanying notes to financial statements.

108	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Equity Index		Mid Cap Index
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$6,160,805	$12,188,234	$2,484,048	$4,700,032
Net realized gain (loss) from:
Investments	28,512,084	47,183,736	30,163,383	29,306,428
Futures contracts	709,017	3,559,825	1,099,920	6,397,071
Change in net unrealized appreciation (depreciation) of:
Investments	(1,202,254)	61,690,836	6,911,911	27,967,853
Futures contracts	249,656	(149,399)	(502,183)	(1,556,867)
Net increase (decrease) in net assets from operations	34,429,308	124,473,232	40,157,079	66,814,517
Distributions to Shareholders
From net investment income:
Class A Shares	(1,440,710)	(2,726,149)	(1,853,366)	(1,225,635)
Class C Shares	(50,156)	(77,803)	(19,008)	—
Class R3 Shares	(551,898)	(809,289)	(1,422,983)	(767,824)
Class I Shares	(4,381,498)	(8,606,676)	(2,407,249)	(1,934,833)
From accumulated net realized gains:
Class A Shares	(9,192,119)	(13,698,118)	(9,630,727)	(7,006,416)
Class C Shares	(655,527)	(816,443)	(694,689)	(432,841)
Class R3 Shares	(4,022,116)	(4,767,202)	(10,517,244)	(7,116,110)
Class I Shares	(24,548,328)	(38,641,025)	(9,847,361)	(8,216,759)
Decrease in net assets from distributions to shareholders	(44,842,352)	(70,142,705)	(36,392,627)	(26,700,418)
Fund Share Transactions
Proceeds from sale of shares	87,674,684	120,916,624	81,776,180	159,221,687
Proceeds from shares issued to shareholders due to reinvestment of distributions	38,397,651	58,544,863	33,191,887	23,558,777
	126,072,335	179,461,487	114,968,067	182,780,464
Cost of shares redeemed	(101,539,834)	(194,721,398)	(85,281,221)	(166,917,433)
Net increase (decrease) in net assets from Fund share transactions	24,532,501	(15,259,911)	29,686,846	15,863,031
Net increase (decrease) in net assets	14,119,457	39,070,616	33,451,298	55,977,130
Net assets at the beginning of period	828,310,620	789,240,004	662,619,809	606,642,679
Net assets at the end of period	$842,430,077	$828,310,620	$696,071,107	$662,619,809
Undistributed (Over-distribution of) net investment income at the end of period	$1,507,988	$1,771,445	$1,240,943	$4,459,501

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of Changes in Net Assets (Unaudited) (continued)

	Small Cap Index
	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$476,892	$973,945
Net realized gain (loss) from:
Investments	918,807	6,949,801
Futures contracts	374,332	835,042
Change in net unrealized appreciation (depreciation) of:
Investments	4,349,097	1,719,680
Futures contracts	(162,544)	(335,989)
Net increase (decrease) in net assets from operations	5,956,584	10,142,479
Distributions to Shareholders
From net investment income:
Class A Shares	(365,247)	(343,366)
Class C Shares	(2,919)	(2,125)
Class R3 Shares	(310,921)	(240,588)
Class I Shares	(520,976)	(499,459)
From accumulated net realized gains:
Class A Shares	(2,179,623)	(2,138,261)
Class C Shares	(139,573)	(122,652)
Class R3 Shares	(2,670,039)	(2,218,626)
Class I Shares	(2,441,130)	(2,498,135)
Decrease in net assets from distributions to shareholders	(8,630,428)	(8,063,212)
Fund Share Transactions
Proceeds from sale of shares	19,513,307	41,924,541
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,920,049	7,014,093
	27,433,356	48,938,634
Cost of shares redeemed	(24,450,894)	(44,300,708)
Net increase (decrease) in net assets from Fund share transactions	2,982,462	4,637,926
Net increase (decrease) in net assets	308,618	6,717,193
Net assets at the beginning of period	140,684,496	133,967,303
Net assets at the end of period	$140,993,114	$140,684,496
Undistributed (Over-distribution of) net investment income at the end of period	$162,839	$886,010

See accompanying notes to financial statements.

110	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	111

Financial

Highlights (Unaudited)

Equity Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2015(e)	$28.86	$0.19	$0.93	$1.12	$(0.20)	$(1.34)	$(1.54)	$28.44
2014	27.10	0.38	3.78	4.16	(0.38)	(2.02)	(2.40)	28.86
2013	22.35	0.38	5.31	5.69	(0.39)	(0.55)	(0.94)	27.10
2012	21.44	0.34	2.48	2.82	(0.35)	(1.56)	(1.91)	22.35
2011	21.51	0.30	1.26	1.56	(0.26)	(1.37)	(1.63)	21.44
2010	18.86	0.29	2.70	2.99	(0.30)	(0.04)	(0.34)	21.51
Class C (2/99)
2015(e)	28.54	0.08	0.91	0.99	(0.09)	(1.34)	(1.43)	28.10
2014	26.82	0.17	3.74	3.91	(0.17)	(2.02)	(2.19)	28.54
2013	22.13	0.20	5.24	5.44	(0.20)	(0.55)	(0.75)	26.82
2012	21.24	0.17	2.46	2.63	(0.18)	(1.56)	(1.74)	22.13
2011	21.32	0.13	1.26	1.39	(0.10)	(1.37)	(1.47)	21.24
2010	18.70	0.13	2.67	2.80	(0.14)	(0.04)	(0.18)	21.32
Class R3 (9/01)
2015(e)	28.87	0.15	0.93	1.08	(0.16)	(1.34)	(1.50)	28.45
2014	27.04	0.31	3.85	4.16	(0.31)	(2.02)	(2.33)	28.87
2013	22.31	0.31	5.30	5.61	(0.33)	(0.55)	(0.88)	27.04
2012	21.40	0.28	2.48	2.76	(0.29)	(1.56)	(1.85)	22.31
2011	21.47	0.25	1.26	1.51	(0.21)	(1.37)	(1.58)	21.40
2010	18.83	0.23	2.70	2.93	(0.25)	(0.04)	(0.29)	21.47
Class I (2/94)
2015(e)	28.85	0.23	0.92	1.15	(0.23)	(1.34)	(1.57)	28.43
2014	27.09	0.45	3.78	4.23	(0.45)	(2.02)	(2.47)	28.85
2013	22.35	0.45	5.29	5.74	(0.45)	(0.55)	(1.00)	27.09
2012	21.43	0.39	2.49	2.88	(0.40)	(1.56)	(1.96)	22.35
2011	21.50	0.36	1.26	1.62	(0.32)	(1.37)	(1.69)	21.43
2010	18.86	0.34	2.69	3.03	(0.35)	(0.04)	(0.39)	21.50

112	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.14%	$205,237	0.72	%*	1.26	%*	0.62	%*	1.36	%*	1%
16.55	203,668	0.73		1.27		0.62		1.38		2
26.32	183,491	0.71		1.48		0.62		1.57		2
14.51	143,664	0.69		1.49		0.62		1.56		1
7.41	119,172	0.70		1.29		0.62		1.37		2
15.94	119,761	0.79		1.23		0.61		1.41		4

3.72	16,309	1.47	*	0.48	*	1.37	*	0.58	*	1
15.71	13,275	1.48		0.52		1.37		0.63		2
25.35	10,752	1.46		0.72		1.37		0.82		2
13.70	8,095	1.44		0.75		1.37		0.82		1
6.61	8,261	1.45		0.55		1.37		0.62		2
15.05	8,651	1.54		0.48		1.36		0.66		4

4.01	103,418	0.97	*	0.97	*	0.87	*	1.08	*	1
16.27	81,677	0.98		1.02		0.87		1.13		2
25.96	61,823	0.97		1.19		0.87		1.29		2
14.26	33,685	0.94		1.22		0.87		1.28		1
7.15	14,218	0.95		1.06		0.87		1.13		2
15.63	12,979	1.04		0.97		0.86		1.15		4

4.27	517,466	0.47	*	1.51	*	0.37	*	1.61	*	1
16.84	529,691	0.48		1.53		0.37		1.64		2
26.59	531,131	0.46		1.76		0.37		1.85		2
14.85	556,215	0.44		1.75		0.37		1.82		1
7.68	597,030	0.45		1.55		0.37		1.63		2
16.18	749,210	0.54		1.48		0.36		1.66		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (Unaudited) (continued)

Mid Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/99)
2015(e)	$18.58	$0.07		$1.00	$1.07	$(0.16)	$(0.86)	$(1.02)	$18.63
2014	17.50	0.13		1.71	1.84	(0.11)	(0.65)	(0.76)	18.58
2013	13.76	0.13		4.17	4.30	(0.10)	(0.46)	(0.56)	17.50
2012	12.87	0.09		1.31	1.40	(0.03)	(0.48)	(0.51)	13.76
2011	11.98	0.05		0.92	0.97	(0.08)	—	(0.08)	12.87
2010	9.52	0.09		2.45	2.54	(0.08)	—	(0.08)	11.98
Class C (9/01)
2015(e)	17.86	—	*	0.96	0.96	(0.02)	(0.86)	(0.88)	17.94
2014	16.87	—	*	1.64	1.64	—	(0.65)	(0.65)	17.86
2013	13.28	0.01		4.04	4.05	—	(0.46)	(0.46)	16.87
2012	12.51	(0.01)		1.26	1.25	—	(0.48)	(0.48)	13.28
2011	11.67	(0.05)		0.89	0.84	—	—	—	12.51
2010	9.28	0.01		2.39	2.40	(0.01)	—	(0.01)	11.67
Class R3 (11/00)
2015(e)	18.33	0.05		0.98	1.03	(0.11)	(0.86)	(0.97)	18.39
2014	17.28	0.09		1.68	1.77	(0.07)	(0.65)	(0.72)	18.33
2013	13.59	0.10		4.11	4.21	(0.06)	(0.46)	(0.52)	17.28
2012	12.73	0.06		1.28	1.34	—	(0.48)	(0.48)	13.59
2011	11.86	0.01		0.92	0.93	(0.06)	—	(0.06)	12.73
2010	9.43	0.06		2.43	2.49	(0.06)	—	(0.06)	11.86
Class I (11/99)
2015(e)	18.65	0.09		1.00	1.09	(0.20)	(0.86)	(1.06)	18.68
2014	17.57	0.18		1.70	1.88	(0.15)	(0.65)	(0.80)	18.65
2013	13.81	0.18		4.17	4.35	(0.13)	(0.46)	(0.59)	17.57
2012	12.92	0.12		1.32	1.44	(0.07)	(0.48)	(0.55)	13.81
2011	12.03	0.08		0.91	0.99	(0.10)	—	(0.10)	12.92
2010	9.55	0.12		2.46	2.58	(0.10)	—	(0.10)	12.03

114	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.17%	$226,578	0.81	%**	0.67	%**	0.73	%**	0.76	%**	5%
10.94	210,964	0.80		0.66		0.73		0.73		10
32.46	185,942	0.76		0.84		0.73		0.86		7
11.48	104,467	0.80		0.61		0.74		0.67		7
8.07	68,856	0.79		0.32		0.75		0.36		23
26.79	36,499	0.86		0.70		0.74		0.82		8

5.79	16,863	1.56	**	(0.10	)**	1.48	**	(0.01	)**	5
10.10	13,810	1.55		(0.09)		1.48		(0.02)		10
31.51	10,925	1.51		0.07		1.48		0.10		7
10.60	5,290	1.55		(0.13)		1.49		(0.07)		7
7.20	3,302	1.53		(0.42)		1.50		(0.39)		23
25.86	3,100	1.61		(0.05)		1.49		0.07		8

6.04	237,566	1.06	**	0.42	**	0.98	**	0.51	**	5
10.64	221,651	1.05		0.41		0.98		0.48		10
32.16	186,673	1.01		0.60		0.98		0.62		7
11.14	113,834	1.05		0.36		0.99		0.42		7
7.83	65,060	1.04		0.07		1.00		0.11		23
26.48	26,458	1.11		0.44		0.99		0.56		8

6.29	215,064	0.56	**	0.93	**	0.48	**	1.02	**	5
11.16	216,194	0.55		0.91		0.48		0.98		10
32.82	223,102	0.51		1.12		0.48		1.14		7
11.80	168,328	0.55		0.87		0.49		0.93		7
8.23	170,174	0.53		0.59		0.50		0.63		23
27.13	202,542	0.61		0.95		0.49		1.07		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Rounds to less than 0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (Unaudited) (continued)

Small Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/98)
2015(e)	$15.18	$0.05	$0.55	$0.60	$(0.13)	$(0.81)	$(0.94)	$14.84
2014	14.99	0.10	0.98	1.08	(0.12)	(0.77)	(0.89)	15.18
2013	11.59	0.14	3.79	3.93	(0.08)	(0.45)	(0.53)	14.99
2012	10.43	0.08	1.11	1.19	(0.03)	—	(0.03)	11.59
2011	9.89	0.05	0.55	0.60	(0.06)	—	(0.06)	10.43
2010	7.90	0.05	1.99	2.04	(0.05)	—	(0.05)	9.89
Class C (9/01)
2015(e)	14.43	(0.01)	0.53	0.52	(0.02)	(0.81)	(0.83)	14.12
2014	14.31	(0.01)	0.91	0.90	(0.01)	(0.77)	(0.78)	14.43
2013	11.08	0.03	3.65	3.68	—	(0.45)	(0.45)	14.31
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(0.03)	0.53	0.50	—	—	—	10.02
2010	7.62	(0.02)	1.92	1.90	—	—	—	9.52
Class R3 (12/98)
2015(e)	14.77	0.03	0.54	0.57	(0.09)	(0.81)	(0.90)	14.44
2014	14.62	0.07	0.93	1.00	(0.08)	(0.77)	(0.85)	14.77
2013	11.31	0.10	3.72	3.82	(0.06)	(0.45)	(0.51)	14.62
2012	10.18	0.05	1.08	1.13	—	—	—	11.31
2011	9.66	0.03	0.53	0.56	(0.04)	—	(0.04)	10.18
2010	7.73	0.03	1.94	1.97	(0.04)	—	(0.04)	9.66
Class I (12/98)
2015(e)	15.23	0.07	0.55	0.62	(0.17)	(0.81)	(0.98)	14.87
2014	15.04	0.14	0.97	1.11	(0.15)	(0.77)	(0.92)	15.23
2013	11.63	0.17	3.80	3.97	(0.11)	(0.45)	(0.56)	15.04
2012	10.46	0.11	1.12	1.23	(0.06)	—	(0.06)	11.63
2011	9.91	0.08	0.55	0.63	(0.08)	—	(0.08)	10.46
2010	7.91	0.07	2.00	2.07	(0.07)	—	(0.07)	9.91

116	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.33%	$42,409	1.03	%**	0.48%**	0.81	%**	0.70	%**	2%
7.54	42,411	1.03		0.49	0.81		0.71		12
35.52	41,769	1.07		0.81	0.82		1.06		11
11.44	28,640	1.27		0.28	0.83		0.72		20
6.03	19,406	1.17		0.15	0.83		0.50		14
25.91	12,667	1.49		(0.15)	0.79		0.55		12

3.96	2,749	1.78	**	(0.29)**	1.56	**	(0.07	)**	2
6.64	2,500	1.78		(0.27)	1.56		(0.05)		12
34.57	2,155	1.82		— *	1.57		0.25		11
10.58	1,246	2.00		(0.46)	1.58		(0.03)		20
5.25	1,330	1.90		(0.58)	1.58		(0.26)		14
24.93	1,645	2.24		(0.90)	1.54		(0.20)		12

4.24	50,490	1.28	**	0.23 **	1.06	**	0.45	**	2
7.19	48,483	1.28		0.24	1.06		0.46		12
35.24	41,350	1.32		0.49	1.07		0.74		11
11.13	20,198	1.52		0.02	1.08		0.47		20
5.79	11,824	1.44		(0.12)	1.08		0.24		14
25.55	4,795	1.74		(0.40)	1.04		0.30		12

4.44	45,345	0.77	**	0.74 **	0.56	**	0.96	**	2
7.76	47,291	0.78		0.75	0.56		0.96		12
35.82	48,694	0.82		1.05	0.57		1.30		11
11.79	33,733	1.00		0.55	0.58		0.97		20
6.33	40,135	0.90		0.42	0.58		0.75		14
26.22	47,179	1.24		0.10	0.54		0.80		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Rounds to less than 0.01%.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	117

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index. Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index. Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

Under normal market conditions, each Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

118	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually (except for Equity Index, which are declared and distributed to shareholders quarterly). Net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value (“NAV”) per share with no up-front sales charge. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	119

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Exchange traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the ”Board”). These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$810,869,710	$—	$—		$810,869,710
Common Stock Rights	—	—	1,812	***	1,812
Investments Purchased with Collateral from Securities Lending	75,338,236	—	—		75,338,236
Short-Term Investments:
Money Market Funds	28,069,214	—	—		28,069,214
U.S. Government and Agency Obligations	—	2,998,944	—		2,998,944
Investments in Derivatives:
Futures Contracts**	518,190	—	—		518,190
Total	$914,795,350	$2,998,944	$1,812		$917,796,106

120	Nuveen Investments

Mid Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$641,793,015	$—	$—		$641,793,015
Common Stock Rights	1,620	—	—		1,620
Investments Purchased with Collateral from Securities Lending	112,980,138	—	—		112,980,138
Short-Term Investments:
Money Market Funds	51,478,930	—	—		51,478,930
U.S. Government & Agency Obligations	—	2,998,944	—		2,998,944
Investments in Derivatives:
Futures Contracts**	(588,871)	—	—		(588,871)
Total	$805,664,832	$2,998,944	$—		$808,663,776

Small Cap Index
Long-Term Investments:
Common Stocks*	$136,734,488	$—	$13,633	***	$136,748,121
Exchange-Traded Funds	24,498	—	—		24,498
Common Stock Rights	—	—	18,137	***	18,137
Warrants	—	85	117	***	202
Investments Purchased with Collateral from Securities Lending	33,010,020	—	—		33,010,020
Short-Term Investments:
Money Market Funds	3,969,150	—	—		3,969,150
U.S. Government & Agency Obligations	—	274,903	—		274,903
Investments in Derivatives:
Futures Contracts**	(64,559)	—	—		(64,559)
Total	$173,673,597	$274,988	$31,887		$173,980,472
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	121

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Index	U.S. Bank National Association	$72,388,970	$(72,388,970)	$—
Mid Cap Index	U.S. Bank National Association	107,967,261	(107,967,261)	—
Small Cap Index	U.S. Bank National Association	30,691,697	(30,691,697)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the investments purchased with collateral from securities lending and the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$6,364	$43,270	$31,821

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

122	Nuveen Investments

During the current fiscal period, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Funds’ holdings of futures, which were matched to the level of cash, were helpful in keeping the Funds fully invested, neither overexposed nor underexposed to equities, despite cash flows.

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	$27,833,500	$31,127,797	$3,669,793
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index

Equity price	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$518,190
Mid Cap Index

Equity price	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(588,871)
Small Cap Index

Equity price	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(64,559)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity Index	Equity price	Futures contracts	$709,017	$249,656
Mid Cap Index	Equity price	Futures contracts	1,099,920	(502,183)
Small Cap Index	Equity price	Futures contracts	374,332	(162,544)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	123

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/2015		Year Ended 10/31/2014
Equity Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	783,470	$22,129,294	1,307,037	$35,388,787
Class A – automatic conversion of Class B shares	—	—	55,084	1,538,960
Class B – exchanges	—	—	125	3,123
Class C	126,010	3,531,775	92,098	2,466,862
Class R3	1,042,157	29,586,597	1,026,703	28,097,173
Class I	1,141,240	32,427,018	1,965,076	53,421,719
Shares issued to shareholders due to reinvestment of distributions:
Class A	386,501	10,563,141	627,808	16,153,656
Class B	—	—	5,659	141,239
Class C	22,546	606,848	29,948	757,197
Class R3	167,419	4,573,291	210,416	5,575,149
Class I	828,739	22,654,371	1,395,678	35,917,622
	4,498,082	126,072,335	6,715,632	179,461,487
Shares redeemed:
Class A	(1,008,866)	(28,807,456)	(1,703,667)	(46,501,590)
Class B	—	—	(26,286)	(690,636)
Class B – automatic conversion to Class A shares	—	—	(56,225)	(1,538,960)
Class C	(33,349)	(933,917)	(57,675)	(1,551,116)
Class R3	(402,879)	(11,508,742)	(694,183)	(18,988,069)
Class I	(2,124,285)	(60,289,719)	(4,606,481)	(125,451,027)
	(3,569,379)	(101,539,834)	(7,144,517)	(194,721,398)
Net increase (decrease)	928,703	$24,532,501	(428,885)	$(15,259,911)

	Six Months Ended 4/30/2015		Year Ended 10/31/2014
Mid Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,882,930	$34,833,821	3,510,580	$62,371,495
Class C	187,108	3,329,599	248,580	4,274,540
Class R3	1,325,059	24,193,572	2,833,347	49,841,942
Class I	1,046,271	19,419,188	2,382,696	42,733,710
Shares issued to shareholders due to reinvestment of distributions:
Class A	648,367	11,355,683	479,770	8,140,858
Class C	40,092	669,243	24,377	395,884
Class R3	692,188	11,929,814	471,325	7,877,667
Class I	524,713	9,237,147	419,344	7,144,368
	6,346,728	114,968,067	10,370,019	182,780,464
Shares redeemed:
Class A	(1,723,509)	(31,798,044)	(3,259,127)	(58,375,215)
Class C	(60,391)	(1,071,490)	(147,324)	(2,507,924)
Class R3	(1,190,795)	(21,704,050)	(2,015,515)	(35,598,193)
Class I	(1,650,713)	(30,707,637)	(3,912,305)	(70,436,101)
	(4,625,408)	(85,281,221)	(9,334,271)	(166,917,433)
Net increase (decrease)	1,721,320	$29,686,846	1,035,748	$15,863,031

124	Nuveen Investments

	Six Months Ended 4/30/2015		Year Ended 10/31/2014
Small Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	469,145	$6,963,349	1,009,419	$15,016,701
Class C	29,245	413,283	51,078	723,706
Class R3	531,403	7,688,499	1,014,591	14,675,770
Class I	299,892	4,448,176	777,476	11,508,364
Shares issued to shareholders due to reinvestment of distributions:
Class A	179,793	2,527,081	171,196	2,468,225
Class C	9,884	130,829	8,480	115,665
Class R3	218,581	2,980,871	175,256	2,454,748
Class I	161,444	2,281,268	136,460	1,975,455
	1,899,387	27,433,356	3,343,956	48,938,634
Shares redeemed:
Class A	(585,044)	(8,696,989)	(1,171,987)	(17,420,852)
Class C	(17,684)	(247,467)	(36,931)	(520,340)
Class R3	(534,836)	(7,753,446)	(736,541)	(10,624,111)
Class I	(517,788)	(7,752,992)	(1,046,432)	(15,735,405)
	(1,655,352)	(24,450,894)	(2,991,891)	(44,300,708)
Net increase (decrease)	244,035	$2,982,462	352,065	$4,637,926

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$7,960,242	$31,811,537	$2,633,592
Sales	33,788,791	43,151,474	6,365,367

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$417,312,458	$613,718,281	$131,959,911
Gross unrealized:
Appreciation	$518,719,440	$212,403,417	$52,046,371
Depreciation	(18,753,982)	(16,869,051)	(9,961,251)
Net unrealized appreciation (depreciation) of investments	$499,965,458	$195,534,366	$42,085,120

Nuveen Investments	125

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions, investments in passive foreign investment companies, real estate investment trust adjustments and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ last tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$10,329,054	$3,656,123	$4,061
Undistributed (Over-distribution of) net investment income	(135,987)	(225,485)	(4,476)
Accumulated net realized gain (loss)	(10,193,067)	(3,430,638)	415

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ last tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$3,450,923	$8,017,334	$1,993,678
Undistributed net long-term capital gains	36,755,365	27,139,731	6,380,895
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$14,752,139	$8,392,245	$2,374,684
Distributions from net long-term capital gains	55,390,566	18,308,173	5,688,528
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Equity Index	Mid Cap Index	Small Cap Index
For the first $125 million	0.1000%	0.1500%	0.1500%
For the next $125 million	0.0875	0.1375	0.1375
For the next $250 million	0.0750	0.1250	0.1250
For the next $500 million	0.0625	0.1125	0.1125
For the next $1 billion	0.0500	0.1000	0.1000
For net assets over $2 billion	0.0250	0.0750	0.0750

126	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Equity Index	0.1978%
Mid Cap Index	0.1756
Small Cap Index	0.1796

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Equity Index	0.37%	September 30, 2016
Mid Cap Index	0.50%	September 30, 2016
Small Cap Index	0.58%	September 30, 2016

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their NAV per share with no up-front sales charge. During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances	$21,447	$21,071	$1,531

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained	$11,480	$16,758	$2,565

Nuveen Investments	127

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained	$194	$2,566	$20

128	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	129

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

130	Nuveen Investments

Notes

Nuveen Investments	131

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $223 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FIDX-0415D        8584-INV-B-06/16

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	—	FSCCX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

Cori Johnson, CFA, and Derek Sadowsky, CFA, are the portfolio managers for the Nuveen Dividend Value Fund. Cori assumed portfolio management responsibilities in 1996 while Derek became a co-manager on the management team in 2012.

Karen Bowie, CFA, and David Chalupnik, CFA, are co-portfolio managers of the Nuveen Mid Cap Value Fund. They assumed portfolio management responsibilities for the Fund in 2012.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2015.

Nuveen Dividend Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund’s underperformance was primarily the result of stock selection in the energy, financial and telecommunications services sectors, which was mostly offset by an overweight and stock selection in consumer discretionary and an underweight in utilities.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Consumer discretionary was the top-performing sector within the Russell 1000® Value Index, producing double-digit returns over the reporting period due to the tailwinds provided by significantly lower energy prices as well as continued improvements in employment and wages. Meanwhile, utilities and energy were the only two sectors in the index to produce negative returns during the reporting period. We were underweight utilities because valuations did not look as compelling, especially given the potential for the Federal Reserve to raise interest rates over the next twelve months.

In the energy sector, the steep decline in oil prices driven by global supply growth that outpaced demand pressured the Fund’s holdings, particularly early in the reporting period. Independent oil and natural gas company Linn Energy, LLC was more susceptible to the falling oil price environment, given its high dividend yield and declining production assets, which more than offset the company’s strong cash position and hedged oil positions. Our search for balance sheet strength led us to sell Linn Energy as the lower oil and gas prices were putting pressure on the company’s ability to continue to pay its dividend. A position in Golar LNG Limited also negatively impacted the Fund’s performance. The company operates one of the world’s largest fleets of independently owned liquefied natural gas (LNG) carriers, storage vessels and regasification units. Investors sold off shares of Golar LNG based on concerns that lower oil prices would lead to a decline in LNG supply and demand because some projects would become uneconomical, while also making gas fuel substitution less attractive. We also sold our Golar position as lower LNG prices increased the risk that this company will not be able to find sufficient buyers for its floating LNG ships, increasing its financial risk. A delay or cancelation of future LNG projects could also lead to further weakness in the LNG shipping market past 2015. Shares of energy services company Halliburton Company lagged during the reporting period as investors were concerned with future drilling and completion activity, given the expected supply response from lower oil prices. Halliburton also announced an offer to acquire Baker Hughes Incorporated in a deal that is still subject to regulatory approvals and expected to close late in 2015. Based on the news, we sold Halliburton and established a position in Baker Hughes, which represents an opportunity to ultimately own Halliburton shares at a discounted price. Halliburton is well positioned for the long-term growth in advanced drilling techniques and should benefit from better pricing and synergies once the Baker Hughes acquisition closes, which we believe is likely to take place. In addition, the Fund experienced negative results from a newly added position during the reporting period, natural gas company Range Resources Corporation. We originally purchased Range Resources due to its very strong gas acreage in the Northeast United States and our expectations for continued volume growth. However, we eventually sold this position as we believed there were better opportunities in oil-leveraged names following the large decline in oil prices. Also, natural gas was likely to underperform as we moved out of the peak winter demand season.

The Fund underperformed in the financial sector as interest rates continued to move down due to weaker-than-expected economic data, which pressured some of our bank and insurance holdings. While no specific financial holding detracted significantly, the Fund saw modest underperformance from a broad array of bank and insurance names such as: Prudential Financial, Inc., Regions Financial Corporation, Bank of America Corporation, Community Bank System, Inc. and Fifth Third Bancorp. However, we remain positively disposed toward life insurance and bank names as we believe that rates will begin to normalize over the longer term as employment data continues to improve. On the other hand, the Fund experienced favorable results from a position in ratings firm Moody’s Corporation. We added this holding during the reporting period because we liked the sustainability of the company’s earnings and cash flows given that the market for credit rating services has consolidated. We anticipate that global debt issuance will continue to grow as interest rates remain low and traditional banks curb lending due to higher capital requirements. We also believe that potential future growth in Moody’s analytics businesses is not fully appreciated by the market.

The telecommunications sector was also a source of underperformance, primarily due to the Fund’s exposure to telecom provider CenturyLink Inc. The company underperformed the sector as it reported quarterly earnings that came in at the low end of its guidance. We continue to view CenturyLink’s dividend yield, valuation and wireline assets favorably and have maintained the Fund’s position, despite the first quarter weakness.

On the positive side of the equation, an overweight to consumer discretionary as well as stock selection in the sector was beneficial. Four notable outperformers boosted the Fund’s results, including Staples, Inc., Lowe’s Companies, Inc., Hasbro, Inc. and Six Flags Entertainment Corporation. Office supply chain Staples continued to execute well on its strategy as it reported solid third quarter results in November, followed by better-than-expected earnings results during the fourth quarter. But even more impactful to the stock price was activist involvement as Starboard Value took a 6% stake in Staples, while also increasing its stake in Office Depot Inc. This led to increased speculation around a merger between the two companies, which was ultimately announced in February. Shares

6	Nuveen Investments

of one of the world’s largest home improvement retailers, Lowe’s, also outperformed during the reporting period. Lowe’s posted solid quarterly results that were well ahead of consensus estimates, while giving upbeat forward guidance as the company targets continued improvement in its operating margins through 2017. We continue to like this stock as we expect the company to remain focused on merchandise improvement and differentiation, re-accelerating its “Pro” business, enhancing omni-channel offerings and improving productivity. Toy and board game maker Hasbro was a standout after the company announced it would be replacing its major competitor on Disney’s princess doll line in 2016. In addition, Hasbro should benefit from toy sales connected to the strong action movie slate over the next two years. North American theme park operator Six Flags performed well after the company reported guidance that was better than expected. Revenues increased year-over-year while international fees continued to see growth as Six Flags expands into markets like Dubai and China. We expect these trends to continue in 2015, while we also believe lower gas prices will benefit consumer traffic and spending at Six Flags. We continue to like the strategic plan by management to increase revenue per guest, while reducing the seasonality of the business. Six Flags is also likely to continue its very shareholder-friendly capital return policy through dividend increases and share buybacks.

Stock selection was mixed in the information technology sector where an out-of-index position in Apple Inc. benefited performance. Apple continued to see growth in its high-margin iPhone business as the company experienced orders for its new sixth-generation phone that exceeded expectations. We believe Apple will continue to leverage its ecosystem and loyal customer base to roll out more innovative, high margin products. However, this outperformance was offset by a lack of exposure to Cisco Systems Inc., which is a fairly large weight in the benchmark. Cisco Systems outperformed after reporting stronger-than-expected first quarter results; however, we believe the company will likely see continued competitive pressures going forward for its switching and routing devices.

Nuveen Mid Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.6 billion and $29.8 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The Fund’s underperformance was primarily the result of stock selection in the materials and industrials sectors, which was only partially offset by strength in consumer discretionary and financials. In the materials space, United States Steel Corporation was the most significant detractor in terms of relative performance due to its exposure to slumping oil prices. The company is one of the largest U.S.-based integrated steel mill manufacturers, which produces flat sheet carbon steel and tubular products in the United States, Canada and Europe. Oil country tubular good (OCTG) volumes are highly exposed to drops in exploration and production spending and represent a significant portion of U.S. Steel’s tubular segment shipments. With this headwind for the company, we sold the Fund’s position in U.S. Steel during the reporting period. The Fund also experienced underperformance from a position in Huntsman Corporation, a global manufacturer and marketer of differentiated chemical products for both consumer and industrial markets. The company’s shares were under pressure after reporting fourth quarter earnings that came in below analysts’ estimates. We decided to eliminate the Fund’s position in Huntsman because, broadly speaking, we believed the company lacked near-term catalysts. We also

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

expect Huntsman to face additional headwinds that include: lower demand for methyl tertiary butyl ether (used as an additive in gasoline) and propylene oxide (used in making polyurethane plastics); a delayed recovery in the market for titanium dioxide (TiO2); and unfavorable currency impacts and cash charges.

In the industrials sector, the greatest detractor was an out-of-index bet in Kirby Corporation. During the reporting period, management announced a downward revision to its outlook for both the fourth quarter and full-year 2014. The revision was due primarily to headwinds within the company’s land-based diesel engine services segment as a result of the collapse in oil prices and, to a lesser extent, its inland barge business. We sold out of the Fund’s position in Kirby during the reporting period. A position in Joy Global Inc., which manufactures and services mining equipment used for the extraction of coal and other minerals and ores, also underperformed. The environment has not been conducive to Joy Global as noted by the continued decline in bookings combined with currency-related headwinds and lack of end market demand. However, we have maintained the Fund’s position as we believe management could achieve its updated guidance targets for fiscal year 2015. Also, longer term, we may begin to see commodity prices stabilize as mines are closed down and equipment idling continues to take place. Offsetting some of the weakness in the industrial sector, Southwest Airlines Company topped consensus revenue and earnings per share estimates. Southwest Airlines also continued to generate strong free cash flow and returned a portion back to shareholders through buybacks and dividends. Given the stock’s strong performance, we decided to harvest our gains and seek opportunities with greater upside potential.

Favorable results in the consumer discretionary sector were led by a position in office supply chain Staples Inc., which reported better-than-anticipated third quarter results in November. But even more impactful to the stock price was activist involvement as Starboard Value took a 6% stake in Staples, while also increasing its stake in Office Depot Inc. This led to increased speculation around a merger between the two companies, which was ultimately announced in February. We have since sold the Fund’s position in Staples. Also, shares of Six Flags Entertainment Corporation benefited from a strong finish to the year and reported several metrics that exceeded estimates. We remain shareholders of Six Flags as its management team continues to execute well on its strategic plans. On the opposite end of the spectrum, J.C. Penney Company Inc. disappointed during the reporting period. At its analyst day in the fourth quarter of 2014, the company unveiled several very aggressive financial targets it hopes to hit in 2017. While we believed the company’s long-term plan was viable, in the near term its valuation was being extended and third quarter results were mediocre. We ultimately sold J.C. Penney during the reporting period.

In the financials sector, our position in E*Trade Financial Corporation was a bright spot within the sector. E*Trade’s shares marched upward throughout the reporting period, benefiting from the company’s fourth straight quarterly earnings share outperformance and debt restructuring, while management also raised 2015 and 2016 earnings estimates to reflect lower interest expenses. We continue to believe E*Trade Financial is a best-in-class online broker with a strong earnings growth profile that is not dependent on interest rate improvements. Also, Western Alliance Bancorporation, a regional bank focused on Nevada, Arizona and California markets, performed well. The company continued to execute on its operating goals by producing strong loan and deposit growth while continuing to display improvement in its credit quality metrics. We remain holders of Western Alliance given its strong loan pipeline and improving geographic footprint outlook. Shares of global commercial real estate and investment management firm Jones Lang LaSalle Incorporated also performed well during the reporting period. The company benefited from continued improvement in its leasing and capital markets segments, which has resulted in further balance sheet strength and a rating upgrade by Standard & Poor’s. We remain holders of this stock given the strong momentum in its business segments. Offsetting some of the strength in the financial sector was a position in real estate investment trust (REIT) company Host Hotels & Resorts, Inc. During the reporting period, expectations were reset given company-specific headwinds it faces in the near term, including renovation disruptions, difficult comparisons and currency headwinds. However, we continue to hold Host Hotels & Resorts and have a favorable long-term outlook because we believe the company should benefit from strong lodging fundamentals.

Overall results were also positive in the health care sector where shares of generic, branded generic and specialty pharmaceutical maker Mylan N.V. advanced strongly. The company reported favorable quarterly results with higher revenue and margins driving performance while also raising its earnings outlook, which re-enforced that it is executing well on an organic basis. Also, Mylan’s management team executed on its previously announced intention to make a sizeable acquisition in 2014 with the purchase of Abbott Laboratories’ non-U.S. specialty and branded pharmaceuticals business. The transaction is expected to be accretive to earnings this year. In addition, toward the end of the reporting period, Teva Pharmaceutical Industries expressed interest in acquiring Mylan. The Fund also experienced favorable results from Boston Scientific Corporation, a medical device firm focused on

8	Nuveen Investments

cardiovascular treatments. The company announced that it had settled the Guidant litigation with Johnson & Johnson on very favorable terms. Boston Scientific is also benefiting from a multi-year margin improvement program, U.S. Food and Drug Administration approval for several new product innovations and a recent acquisition that was viewed positively. In addition, Hologic Inc., the developer and supplier of digital imaging technology for general radiography and mammography applications, performed well during the reporting period. With new management firmly in place, Hologic continued to post solid quarterly results. This included a fiscal first quarter pre-announcement that helped propel the stock price, followed by increased fiscal year guidance given its strong start. We continue to hold and favor this stock as Hologic’s turnaround progresses and the company increasingly focuses on organic growth and deleveraging. On the other hand, an off-benchmark bet in health care services company Tenet Healthcare Corporation was a drag on performance. Although the company reported third quarter earnings that were stronger than expected, the stock was pressured by the Supreme Court’s take-up of the King v. Burwell case, which challenges the use of subsidies for enrollees in federal exchanges. As the reporting period progressed, we ended up selling Tenet Healthcare as overhang from the Supreme Court hearing continued to linger.

Although results overall in information technology were only modestly positive, the Fund’s strongest performing stock was found in that sector. Video game developer and distributor Electronic Arts Inc. continued to benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the internet, which is meaningfully raising its gross margins and free cash flow. Electronic Arts’ CEO has done an exceptional job of eliminating less-profitable games and expanding the reach and profit margin of popular games. The company’s streamlined operations helped it produce another strong quarter with both revenue and earnings coming in well ahead of consensus estimates.

Broadly speaking, energy and energy-related sectors were in a virtual tailspin as oil prices declined dramatically, particularly earlier in the reporting period. Many of our holdings within energy were negatively affected by this phenomenon, particularly Whiting Petroleum Corporation, Nabors Industries Ltd. and Peabody Energy Corporation. Whiting Petroleum operates as an oil and gas company engaged in the exploration and development of crude oil, natural gas and natural gas liquids. The stock declined as investors keenly focused on the impact of lower oil prices, capital expenditures and production. Nabors Industries provides offshore platform workover and drilling rigs, among other items and applications. Its stock was also adversely affected due to anticipation of a moderately lower growth trajectory for domestic and international rig demand in this environment. In the case of coal mining company Peabody Energy, we had initiated this position during the reporting period in an attempt to decrease the Fund’s direct exposure to oil prices. However, Peabody Energy was not immune to broad-based weakness within the energy sector and ended up being the Fund’s most significant detractor. The company’s shares suffered, particularly in March, as the price of coal declined, causing investors and sell-side analysts to reduce forward earnings estimates despite management’s good efforts to contain and reduce operating costs. We eliminated the Fund’s positions in Whiting Petroleum, Nabors Industries and Peabody Energy during the reporting period.

Nuveen Small Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $143 million to $4.5 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Once again, our bottom-up investment process proved beneficial during the reporting period. Stock selection was the primary driver behind the Fund’s strong relative results versus both the Russell 2000® Value Index and Lipper peers. The Fund outperformed in

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

seven of the ten Russell benchmark sectors, while performing in line with the index in the other three sectors. Our strongest stock selection was found in the financial, consumer discretionary, energy, utilities and materials sectors.

The financial sector was the strongest area for the Fund, led by Associated Estates Realty Corporation, a multi-family real estate investment trust (REIT) focused on apartments in the Midwest and Mid-Atlantic regions. Associated Estates Realty benefited from stabilized results in its regions and shareholder activists, who are seeking ways to bridge the valuation gap between this company and its peers. Also, regional bank Customers Bancorp, Inc., which is focused in Pennsylvania, New York and New Jersey markets, was a top performer in financials. The bank produced favorable earnings growth due to stronger-than-expected net interest margins and an improved outlook for lending and mobile banking opportunities. Shares of Square 1 Financial Inc., another regional bank focused on technology and venture capital lending, also advanced strongly during the reporting period. Given the strength of its attractive end markets, the bank continued to display strong loan and deposit growth trends. In March of this year, Square 1 Financial was acquired by a large super-regional bank, which caused us to exit the name. The financial sector was also home to one of the Fund’s more significant detractors, Manning & Napier, Inc. This U.S.-based asset management firm, which is geared toward equity products, underperformed because of weaker performance from some of its key funds that resulted in net outflows. However, we have maintained our position given Manning & Napier’s attractive relative and historical valuation levels, combined with our expectation that the performance of its blended and equity strategies will stabilize and improve.

Stock selection in the consumer discretionary sector was also particularly strong during the reporting period. The Fund’s top performer found in this sector was pizza chain operator and franchisor Papa Murphy’s Holdings. The company produced strong comparable store sales results across the franchise and expects results to continue to improve based on increased store openings and an online ordering rollout. Also, Kirkland’s, Inc., a specialty home accessories and furnishing retailer, outperformed during the reporting period. Kirkland’s produced strong results while increasing fourth quarter guidance as the company benefited from improved sales of higher margin merchandise due to its E-commerce business. Offsetting some of the strength in the consumer discretionary area, shares of luxury watch marketer and distributor Movado Group, Inc. declined as the company guided to a weak quarter based on lower projected inventory at retailers. We have maintained our Movado position given its depressed valuation level and the company’s strong financial position, demonstrated by its share repurchase goal of nearly 10% of its market capitalization. Also, leading footwear producer Deckers Outdoor Corporation experienced several headwinds during the reporting period including foreign exchange pressure and milder European weather that impacted international reorders. Management gave softer guidance for the upcoming fiscal year based on continued foreign exchange pressure and soft European expectations. However, we maintained the Fund’s Deckers Outdoor position because of potential offsets, which include expense reductions, share buybacks and price increases for its key Ugg brand.

After detracting in the previous fiscal year, exploration and production (E&P) company Callon Petroleum Company was a strong performer in energy during this reporting period. With operations located primarily in the sweet spot of the Permian Basin, the company guided toward double-digit production and cash flow growth, while cutting discretionary capital spending by a much greater amount. Callon Petroleum was able to shore up its balance sheet capacity with a successful secondary equity offering, allowing for potential reserve additions and cash flow growth in 2016 and beyond. We added to the Fund’s position during the secondary offering. Offsetting some of this strength, we saw a significant decline in shares of Rosetta Resources Inc., a small-to-mid-cap E&P company with primary operations centered in the cost-effective Eagle Ford Basin in Texas with an emerging play in the Delaware Basin of the Permian. Although Rosetta Resources delivered solid production and operating metrics during the reporting period, the company was caught in the negative oil macro environment despite its willingness to cut capital spending by 20%. However, we remained confident that Rosetta Resources could regain solid footing upon the stabilization of oil prices, given the fact that the company’s Delaware Basin well results remained favorable and it was generating good cash flow from its more mature Eagle Ford assets. Our confidence in this name was rewarded in early May after the reporting period ended as Noble Energy, Inc. announced the acquisition of Rosetta Resources in an all-stock transaction that represented a significant premium to its previous closing price.

The Fund’s outperformance in utilities was primarily due to a position in UIL Holdings Corporation, a New England based regulated transmission and distribution utility. The company announced an agreement to be acquired by privately-held Iberdrola USA. The merger will create a larger, diversified power and utility company that will be publicly traded upon the closing, which is targeted by year end 2015. Given that the combined entity adds scale and upside potential, we continue to hold a smaller position in the stock.

10	Nuveen Investments

In the materials sector, the Fund saw strong results from diversified U.S. building materials and products firm Headwaters Incorporated. The company was able to continue to deliver solid organic top-line results and margin expansion despite ongoing concerns about the slow housing recovery and the spillover impact from employment declines in the energy industry in key markets like Texas. Headwaters’ big growth driver is demand for its fly ash product, a by-product from burning coal that can be used instead of cement for construction projects. With the recent shortage in the supply of cement along with dramatic price increases, fly ash is increasingly being used as a substitute. Headwaters also benefited from refinancing its debt and significantly bringing down interest expenses.

In technology, shares of Cypress Semiconductor Corporation, a semiconductor manufacturer with broad industry and product exposure, advanced strongly after the company announced a transformative merger with industry peer Spansion Inc. The product portfolios between the two companies are complimentary, allowing for accretion from both back-office and top-line synergies. We continued to hold this position after the merger closed in March. The Fund also experienced favorable results from its position in Perficient, Inc., a domestic-centric technology service company with implementation expertise across multiple verticals such as health care, financial services and retail. Perficient has continued to grow its business (both top line and bottom line) through small, accretive acquisitions that have helped to fill out its customer base and product expertise. The valuation of the company began to reflect its strong underlying fundamentals as the management team demonstrated metrics that showed an improvement in the organic growth component of Perficient’s business model.

In health care, the Fund experienced favorable results from a position in AMN Healthcare Services, Inc., a company focused on temporary hospital staffing primarily for nurses, but also for allied staff positions and physicians. After hitting an inflection point in overall staffing demand, AMN Healthcare beat estimates and raised guidance in both the third and fourth quarters of 2014. The combination of leading technology, strong operational execution, a concerted effort to stay ahead of the demand curve and increasing industry demand have driven an acceleration in AMN Healthcare’s business fundamentals and ultimately stock performance.

The Fund’s most significant detractor was found in the industrial sector, Tutor Perini Corporation, a domestic-centric engineering and construction company specializing in large civil infrastructure and commercial building projects. Tutor Perini’s stock has been pressured downward since mid-2014, which was exacerbated in February after the company reported a significant decline in year-over-year fourth quarter earnings. Management cited a decrease in activity surrounding certain higher margin projects and timing around tunnel projects on the West Coast. An out-of-index position in Altra Industrial Motion Corporation, an industrial machinery company focused on power transmission applications, also underperformed during this reporting period. Although the company beat expectations for revenue and earnings per share (EPS) in the third quarter, it tightened full-year guidance due to foreign exchange headwinds, softer demand in Europe and an anticipated slowdown in oil and gas exposed markets in fourth quarter 2014 and 2015. Fourth quarter revenues did come in modestly below expectations; however, EPS beat expectations by slightly more than 10% because the company worked hard to cut costs to be in line with slowing end-market demand. We continued to hold our position in Altra Industrial Motion given the company’s ability to offset revenue headwinds and adjust costs, as well as due to signs of improvement in Europe.

Nuveen Investments	11

Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.52%	6.93%	12.46%	8.37%
Class A Shares at maximum Offering Price	(3.35)%	0.80%	11.14%	7.73%
Russell 1000® Value Index	2.89%	9.31%	13.39%	7.51%
Lipper Equity Income Funds Classification Average	2.96%	7.82%	12.08%	7.63%

Class C Shares	2.10%	6.08%	11.63%	7.56%
Class R3 Shares	2.40%	6.68%	12.20%	8.10%
Class I Shares	2.64%	7.22%	12.75%	8.64%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	2.70%	7.34%	15.00%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.69%	6.14%	12.66%	8.08%
Class A Shares at maximum Offering Price	(3.22)%	0.02%	11.34%	7.44%
Class C Shares	2.28%	5.35%	11.82%	7.27%
Class R3 Shares	2.57%	5.95%	12.40%	7.81%
Class I Shares	2.81%	6.43%	12.95%	8.35%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	2.93%	6.55%	14.94%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.15%	1.90%	1.40%	0.81%	0.90%

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.62%	9.04%	11.06%	7.68%
Class A Shares at maximum Offering Price	(3.28)%	2.77%	9.76%	7.04%
Russell Midcap® Value Index	3.83%	9.97%	14.57%	9.77%
Lipper Mid-Cap Value Funds Classification Average	5.07%	9.25%	13.15%	8.77%

Class C Shares	2.25%	8.26%	10.23%	6.87%
Class R3 Shares	2.51%	8.79%	10.79%	7.41%
Class I Shares	2.75%	9.34%	11.34%	7.94%
Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.26%	9.66%	12.09%	7.47%
Class A Shares at maximum Offering Price	1.11%	3.35%	10.77%	6.83%
Class C Shares	6.88%	8.83%	11.25%	6.66%
Class R3 Shares	7.14%	9.38%	11.81%	7.20%
Class I Shares	7.40%	9.93%	12.35%	7.73%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.17%
Net Expense Ratios	1.30%	2.05%	1.55%	1.05%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

16	Nuveen Investments

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.89%	8.11%	13.42%	8.67%
Class A Shares at maximum Offering Price	(0.19)%	1.88%	12.09%	8.03%
Russell 2000® Value Index	2.05%	4.89%	10.55%	7.87%
Lipper Small-Cap Value Funds Classification Average	3.02%	4.68%	11.21%	8.50%

Class C Shares	5.42%	7.22%	12.56%	7.86%
Class R3 Shares	5.75%	7.82%	13.15%	8.41%
Class I Shares	6.01%	8.33%	13.68%	8.93%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	13.15%	6.78%	15.27%	8.30%
Class A Shares at maximum Offering Price	6.67%	0.63%	13.92%	7.66%
Class C Shares	12.66%	5.99%	14.41%	7.50%
Class R3 Shares	13.02%	6.54%	14.97%	8.04%
Class I Shares	13.28%	7.10%	15.53%	8.57%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.56%	2.30%	1.81%	1.31%
Net Expense Ratios	1.48%	2.23%	1.73%	1.23%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Nuveen Investments	17

Holding

Summaries as of April 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Investments Purchased with Collateral from Securities Lending	11.1%
Money Market Funds	0.5%
Other Assets Less Liabilities	(11.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	11.6%
Oil, Gas & Consumable Fuels	11.2%
Pharmaceuticals	10.3%
Insurance	4.1%
Chemicals	3.5%
Real Estate Investment Trust	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Diversified Telecommunication Services	3.1%
Aerospace & Defense	3.0%
Technology Hardware, Storage & Peripherals	2.9%
Health Care Providers & Services	2.7%
Industrial Conglomerates	2.7%
Software	2.5%
Electrical Equipment	2.4%
Hotels, Restaurants & Leisure	2.4%
Specialty Retail	2.4%
Electric Utilities	2.2%
Health Care Equipment & Supplies	2.2%
Media	2.2%
Leisure Products	2.1%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	11.1%
Money Market Funds	0.5%
Other Assets Less Liabilities	(11.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Pfizer Inc.	3.4%
General Electric Company	2.7%
Bank of America Corporation	2.7%
Exxon Mobil Corporation	2.5%
Merck & Company Inc.	2.2%

18	Nuveen Investments

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Investments Purchased with Collateral from Securities Lending	15.8%
Money Market Funds	0.5%
Other Assets Less Liabilities	(16.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.8%
Banks	6.8%
Health Care Providers & Services	6.3%
Insurance	6.2%
Capital Markets	6.0%
Specialty Retail	6.0%
Multi-Utilities	5.6%
Hotels, Restaurants & Leisure	5.4%
Health Care Equipment & Supplies	4.8%
Semiconductors & Semiconductor Equipment	4.7%
Household Durables	3.3%
Oil, Gas & Consumable Fuels	3.0%
Machinery	2.7%
Aerospace & Defense	2.5%
Airlines	2.4%
Pharmaceuticals	2.2%
Software	2.0%
Multiline Retail	2.0%
Other	18.1%
Investments Purchased with Collateral from Securities Lending	15.8%
Money Market Funds	0.5%
Other Assets Less Liabilities	(16.1)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

CIGNA Corporation	3.0%
Invesco LTD	2.4%
Hartford Financial Services Group, Inc.	2.4%
Best Buy Co., Inc.	2.4%
Sempra Energy	2.1%

Nuveen Investments	19

Holding Summaries as of April 30, 2015 (continued)

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.8%
Investments Purchased with Collateral from Securities Lending	13.1%
Money Market Funds	0.3%
Other Assets Less Liabilities	(12.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	16.6%
Real Estate Investment Trust	10.4%
Insurance	5.6%
Communications Equipment	3.8%
Construction & Engineering	3.5%
Professional Services	3.2%
Oil, Gas & Consumable Fuels	3.2%
Health Care Equipment & Supplies	3.1%
Specialty Retail	3.1%
Capital Markets	3.0%
Commercial Services & Supplies	3.0%
Electronic Equipment, Instruments & Components	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Electric Utilities	2.4%
Household Durables	2.4%
Electrical Equipment	2.4%
Health Care Providers & Services	2.3%
Thrifts & Mortgage Finance	2.2%
Chemicals	2.1%
Gas Utilities	1.8%
Other	19.3%
Investments Purchased with Collateral from Securities Lending	13.1%
Money Market Funds	0.3%
Other Assets Less Liabilities	(12.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Western Alliance Bancorporation	2.2%
Tutor Perini Corporation	2.0%
Horace Mann Educators Corporation	1.9%
Webster Financial Corporation	1.9%
Customers Bancorp Inc.	1.8%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2015.

The beginning of the period is November 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Shares Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.20	$1,021.00	$1,024.00	$1,027.00	$1,026.40
Expenses Incurred During Period	$5.82	$9.57	$7.08	$4.07	$4.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,017.80	$1,020.78	$1,020.28
Expenses Incurred During Period	$5.81	$9.54	$7.05	$4.06	$4.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.41%, 0.81% and 0.91% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Mid Cap Value Fund

	Shares Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,026.20	$1,022.50	$1,025.10	$1,027.50
Expenses Incurred During Period	$6.73	$10.48	$7.98	$5.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.15	$1,014.43	$1,016.91	$1,019.39
Expenses Incurred During Period	$6.71	$10.44	$7.95	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Shares Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.90	$1,054.20	$1,057.50	$1,060.10
Expenses Incurred During Period	$7.10	$10.90	$8.37	$5.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.90	$1,014.18	$1,016.66	$1,019.14
Expenses Incurred During Period	$6.95	$10.69	$8.20	$5.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Dividend Value Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 3.0%

97,033	Boeing Company	$13,908,710

124,357	General Dynamics Corporation	17,076,703

150,755	United Technologies Corporation	17,148,381
	Total Aerospace & Defense	48,133,794

	Airlines – 0.6%

209,416	Delta Air Lines, Inc.	9,348,330

	Banks – 11.6%

2,723,408	Bank of America Corporation	43,383,889

255,978	BankUnited Inc.	8,411,437

570,628	Citigroup Inc.	30,425,885

791,708	ICICI Bank Limited	8,653,368

135,527	M&T Bank Corporation, (2)	16,218,516

254,274	Pacwest Bancorp., (2)	11,467,757

198,759	PNC Financial Services Group, Inc.	18,232,163

1,640,043	Regions Financial Corporation	16,121,623

535,142	SunTrust Banks, Inc., (2)	22,208,393

438,321	Zions Bancorporation	12,419,826
	Total Banks	187,542,857

	Beverages – 0.7%

291,615	Coca-Cola Company	11,827,904

	Capital Markets – 2.1%

30,252	BlackRock Inc.	11,009,913

337,059	Morgan Stanley	12,575,671

281,995	TD Ameritrade Holding Corporation	10,222,319
	Total Capital Markets	33,807,903

	Chemicals – 3.5%

337,603	Dow Chemical Company	17,217,753

110,653	LyondellBasell Industries NV	11,454,799

70,089	PPG Industries, Inc.	15,528,919

100,166	Praxair, Inc.	12,213,240
	Total Chemicals	56,414,711

	Commercial Services & Supplies – 0.8%

606,903	Pitney Bowes Inc.	13,576,420

Nuveen Investments	23

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 1.0%

1,423,806	Ericsson, (2)	$15,547,962

	Consumer Finance – 1.8%

212,465	Capital One Financial Corporation	17,177,795

207,563	Discover Financial Services	12,032,427
	Total Consumer Finance	29,210,222

	Diversified Financial Services – 1.2%

175,590	Moody’s Corporation, (2)	18,879,437

	Diversified Telecommunication Services – 3.1%

507,772	CenturyLink Inc., (2)	18,259,481

1,129,701	Frontier Communications Corporation, (2)	7,749,749

469,032	Verizon Communications Inc.	23,657,974
	Total Diversified Telecommunication Services	49,667,204

	Electric Utilities – 2.2%

223,096	Pinnacle West Capital Corporation	13,653,475

659,531	PPL Corporation, (2)	22,443,840
	Total Electric Utilities	36,097,315

	Electrical Equipment – 2.4%

316,250	Eaton PLC	21,735,863

147,884	Rockwell Automation, Inc., (2)	17,539,042
	Total Electrical Equipment	39,274,905

	Energy Equipment & Services – 0.5%

124,833	Baker Hughes Incorporated	8,546,067

	Food & Staples Retailing – 1.2%

188,941	CVS Caremark Corporation	18,759,952

	Food Products – 1.2%

450,390	Unilever PLC	19,582,957

	Health Care Equipment & Supplies – 2.2%

362,615	Medtronic, PLC	26,996,687

98,537	Stryker Corporation	9,089,053
	Total Health Care Equipment & Supplies	36,085,740

	Health Care Providers & Services – 2.7%

100,860	CIGNA Corporation	12,571,190

281,907	UnitedHealth Group Incorporated	31,404,440
	Total Health Care Providers & Services	43,975,630

	Hotels, Restaurants & Leisure – 2.4%

316,277	Carnival Corporation, (2)	13,906,700

142,809	Las Vegas Sands, (2)	7,551,740

24	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

359,689	Six Flags Entertainment Corporation	$16,912,577
	Total Hotels, Restaurants & Leisure	38,371,017

	Household Durables – 0.4%

38,819	Whirlpool Corporation, (2)	6,816,616

	Household Products – 2.0%

399,705	Procter & Gamble Company	31,780,545

	Independent Power & Renewable Electricity Producers – 0.5%

321,859	NRG Energy Inc.	8,123,721

	Industrial Conglomerates – 2.7%

1,617,319	General Electric Company	43,796,999

	Insurance – 4.1%

564,034	Hartford Financial Services Group, Inc.	22,995,666

245,423	Lincoln National Corporation	13,863,945

193,646	Prudential Financial, Inc.	15,801,514

373,329	Unum Group	12,752,919
	Total Insurance	65,414,044

	IT Services – 1.1%

99,246	International Business Machines Corporation (IBM)	16,999,847

	Leisure Products – 2.1%

230,440	Hasbro, Inc.	16,312,848

312,176	Mattel, Inc.	8,790,876

68,209	Polaris Industries Inc.	9,341,905
	Total Leisure Products	34,445,629

	Machinery – 0.6%

101,023	Caterpillar Inc.	8,776,878

	Media – 2.2%

237,756	Cinemark Holdings Inc.	10,135,538

171,064	Omnicom Group, Inc., (2)	12,959,809

79,506	Time Warner Cable, Class A	12,364,773
	Total Media	35,460,120

	Multiline Retail – 0.8%

157,915	Target Corporation	12,448,439

	Multi-Utilities – 1.0%

492,720	CMS Energy Corporation	16,717,990

	Oil, Gas & Consumable Fuels – 11.2%

252,317	Anadarko Petroleum Corporation	23,743,030

272,595	Chevron Corporation	30,274,401

Nuveen Investments	25

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

145,015	ConocoPhillips, (2)	$9,849,419

332,381	Devon Energy Corporation	22,671,708

128,860	EOG Resources, Inc.	12,750,697

460,924	Exxon Mobil Corporation	40,270,930

385,015	Kinder Morgan, Inc.	16,536,394

230,119	Occidental Petroleum Corporation	18,432,532

130,573	Williams Partners LP	6,450,306
	Total Oil, Gas & Consumable Fuels	180,979,417

	Pharmaceuticals – 10.3%

262,979	AbbVie Inc.	17,004,222

282,393	GlaxoSmithKline PLC, (2)	13,032,437

255,753	Johnson & Johnson	25,370,698

591,432	Merck & Company Inc.	35,225,690

1,593,683	Pfizer Inc.	54,073,662

335,918	Teva Pharmaceutical Industries Limited, Sponsored ADR	20,296,166
	Total Pharmaceuticals	165,002,875

	Real Estate Investment Trust – 3.4%

141,087	Crown Castle International Corporation	11,784,997

100,591	Mid-America Apartment Communities	7,505,095

690,661	Outfront Media Inc.	19,835,784

660,187	Starwood Property Trust Inc.	15,851,090
	Total Real Estate Investment Trust	54,976,966

	Semiconductors & Semiconductor Equipment – 3.2%

826,930	Cypress Semiconductor Corporation, (2)	11,014,708

812,080	Intel Corporation	26,433,204

310,928	Xilinx, Inc.	13,481,838
	Total Semiconductors & Semiconductor Equipment	50,929,750

	Software – 2.5%

662,785	CA Technologies, (2)	21,056,679

409,014	Microsoft Corporation	19,894,441
	Total Software	40,951,120

	Specialty Retail – 2.4%

400,750	Best Buy Co., Inc.	13,885,988

66,189	Signet Jewelers Limited	8,877,931

918,620	Staples, Inc., (2)	14,991,878
	Total Specialty Retail	37,755,797

26	Nuveen Investments

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 2.9%

166,312	Apple, Inc.	$20,813,947

777,348	Hewlett-Packard Company	25,629,164
	Total Technology Hardware, Storage & Peripherals	46,443,111

	Tobacco – 1.9%

361,711	Altria Group, Inc.	18,103,636

139,901	Philip Morris International	11,677,536
	Total Tobacco	29,781,172
	Total Long-Term Investments (cost $1,216,839,879)	1,602,251,363

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.1%

	Money Market Funds – 11.1%

178,759,436	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (3), (4)	$178,759,436
	Total Investments Purchased with Collateral from Securities Lending (cost $178,759,436)	178,759,436

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

8,941,545	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$8,941,545
	Total Short-Term Investments (cost $8,941,545)	8,941,545
	Total Investments (cost $1,404,540,860) – 111.1%	1,789,952,344
	Other Assets Less Liabilities – (11.1)%	(179,232,791)
	Net Assets – 100%	$1,610,719,553

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $171,501,838.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	27

Nuveen Mid Cap Value Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 2.5%

9,370	Huntington Ingalls Industries Inc.	$1,232,998

17,206	L-3 Communications Holdings, Inc.	1,977,141
	Total Aerospace & Defense	3,210,139

	Airlines – 2.4%

24,652	American Airlines Group Inc., (2)	1,190,322

41,620	Delta Air Lines, Inc.	1,857,917
	Total Airlines	3,048,239

	Banks – 6.8%

55,599	East West Bancorp Inc.	2,256,763

214,439	Regions Financial Corporation	2,107,935

73,806	Western Alliance Bancorporation, (3)	2,282,082

71,271	Zions Bancorporation	2,019,464
	Total Banks	8,666,244

	Capital Markets – 6.0%

77,961	E*Trade Group Inc., (3)	2,244,497

73,953	Invesco LTD	3,063,133

40,685	Raymond James Financial Inc.	2,299,923
	Total Capital Markets	7,607,553

	Chemicals – 1.7%

17,138	Albemarle Corporation	1,023,139

14,297	Eastman Chemical Company	1,089,717
	Total Chemicals	2,112,856

	Consumer Finance – 2.0%

249,767	SLM Corporation	2,545,126

	Containers & Packaging – 1.1%

24,885	Crown Holdings Inc., (3)	1,350,260

	Diversified Telecommunication Services – 1.1%

204,615	Frontier Communications Corporation, (2)	1,403,659

	Energy Equipment & Services – 1.2%

58,234	Superior Energy Services, Inc., (2)	1,484,967

	Food Products – 1.9%

60,943	Tyson Foods, Inc., Class A	2,407,249

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 4.8%

123,250	Boston Scientific Corporation, (3)	$2,196,315

36,747	Hologic Inc., (3)	1,239,844

10,444	Teleflex Inc.	1,284,194

11,974	Zimmer Holdings, Inc.	1,315,224
	Total Health Care Equipment & Supplies	6,035,577

	Health Care Providers & Services – 6.3%

29,731	Cardinal Health, Inc.	2,507,513

30,977	CIGNA Corporation	3,860,973

7,433	Humana Inc., (2)	1,230,905

3,847	Omnicare, Inc., (2)	338,459
	Total Health Care Providers & Services	7,937,850

	Hotels, Restaurants & Leisure – 5.4%

111,502	MGM Resorts International Inc., (3)	2,358,267

30,949	Royal Caribbean Cruises Limited, (2)	2,106,389

49,593	Six Flags Entertainment Corporation	2,331,863
	Total Hotels, Restaurants & Leisure	6,796,519

	Household Durables – 3.3%

56,864	D.R. Horton, Inc.	1,444,346

9,324	Mohawk Industries Inc., (3)	1,617,714

6,306	Whirlpool Corporation	1,107,334
	Total Household Durables	4,169,394

	Industrial Conglomerates – 1.4%

18,685	Carlisle Companies Inc.	1,803,103

	Insurance – 6.2%

74,677	Hartford Financial Services Group, Inc.	3,044,581

37,715	Lincoln National Corporation	2,130,520

78,532	Unum Group	2,682,653
	Total Insurance	7,857,754

	Leisure Products – 1.2%

29,778	Brunswick Corporation	1,490,091

	Life Sciences Tools & Services – 0.5%

16,407	Agilent Technologies, Inc.	678,758

	Machinery – 2.7%

43,390	Allision Transmission Holdings Inc.	1,331,205

24,079	Joy Global Inc., (2)	1,026,729

38,786	Trinity Industries Inc., (2)	1,050,713
	Total Machinery	3,408,647

Nuveen Investments	29

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Media – 0.9%

28,419	Starz, Class A, (3)	$1,117,719

	Metals & Mining – 1.0%

56,174	Steel Dynamics Inc.	1,243,131

	Multiline Retail – 2.0%

35,757	Kohl’s Corporation, (2)	2,561,989

	Multi-Utilities – 5.6%

23,278	Alliant Energy Corporation	1,407,621

42,729	CMS Energy Corporation, (2)	1,449,795

36,564	NiSource Inc.	1,587,609

25,314	Sempra Energy	2,687,587
	Total Multi-Utilities	7,132,612

	Oil, Gas & Consumable Fuels – 3.0%

7,199	Cimarex Energy Company	895,556

15,759	Delek US Holdings Inc.	581,822

45,971	EP Energy Corporation, Class A Shares, (2), (3)	678,992

43,165	Newfield Exploration Company, (3)	1,693,795
	Total Oil, Gas & Consumable Fuels	3,850,165

	Pharmaceuticals – 2.2%

30,466	Mylan NV, (2), (3)	2,201,473

3,224	Perrigo Company	590,895
	Total Pharmaceuticals	2,792,368

	Real Estate Investment Trust – 9.8%

57,939	BioMed Realty Trust Inc.	1,202,234

49,310	CubeSmart	1,137,582

118,665	Developers Diversified Realty Corporation, (2)	2,023,238

39,223	Highwoods Properties, Inc.	1,688,158

120,817	Host Hotels & Resorts Inc., (2)	2,433,254

260,682	MFA Mortgage Investments, Inc.	2,025,499

78,933	Starwood Property Trust Inc., (2)	1,895,181
	Total Real Estate Investment Trust	12,405,146

	Real Estate Management & Development – 1.2%

9,460	Jones Lang LaSalle Inc.	1,570,928

	Road & Rail – 0.9%

45,002	Swift Transportation Company, (3)	1,089,048

	Semiconductors & Semiconductor Equipment – 4.7%

30,075	Altera Corporation	1,253,526

50,787	Broadcom Corporation, Class A	2,245,039

20,618	Lam Research Corporation	1,558,308

30	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

31,401	Micron Technology, Inc., (3)	$883,310
	Total Semiconductors & Semiconductor Equipment	5,940,183

	Software – 2.0%

57,067	Activision Blizzard Inc.	1,301,984

22,413	Electronic Arts Inc., (3)	1,301,971
	Total Software	2,603,955

	Specialty Retail – 6.0%

87,690	Best Buy Co., Inc.	3,038,459

35,621	Foot Locker, Inc., (2)	2,117,668

16,105	Mattress Firm Holding Corporation, (2), (3)	951,483

10,746	Signet Jewelers Limited	1,441,361
	Total Specialty Retail	7,548,971

	Technology Hardware, Storage & Peripherals – 2.0%

25,880	Western Digital Corporation	2,529,511
	Total Long-Term Investments (cost $111,787,555)	126,399,711

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 15.8%

	Money Market Funds – 15.8%

19,964,125	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)	$19,964,125
	Total Investments Purchased with Collateral from Securities Lending (cost $19,964,125)	19,964,125

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

617,854	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$617,854
	Total Short-Term Investments (cost $617,854)	617,854
	Total Investments (cost $132,369,534) – 116.1%	146,981,690
	Other Assets Less Liabilities – (16.1)%	(20,353,331)
	Net Assets – 100%	$126,628,359

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $18,955,786.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Nuveen Small Cap Value Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 98.8%

	Auto Components – 1.2%

74,916	Dana Holding Corporation, (2)	$1,615,938

	Automobiles – 1.5%

32,004	Thor Industries, Inc.	1,925,681

	Banks – 16.6%

52,053	Banner Corporation	2,353,837

96,180	Customers Bancorp Inc., (3)	2,424,698

46,770	East West Bancorp Inc.	1,898,394

42,390	Heartland Financial USA, Inc.	1,458,640

52,692	Privatebancorp, Inc.	1,953,292

75,443	Renasant Corporation, (2)	2,241,412

40,276	Square 1 Financial Inc., Class A, (3)	1,041,537

100,000	Sterling Bancorp., (2)	1,298,000

30,344	Texas Capital BancShares, Inc., (3)	1,597,915

71,128	Webster Financial Corporation	2,548,516

95,219	Western Alliance Bancorporation, (3)	2,944,170
	Total Banks	21,760,411

	Capital Markets – 3.0%

34,337	Evercore Partners Inc.	1,656,417

71,485	Manning & Napier Inc.	759,886

166,486	Pennantpark Investment Corporation, (2)	1,568,298
	Total Capital Markets	3,984,601

	Chemicals – 2.1%

24,911	Minerals Technologies Inc.	1,687,222

52,186	Orion Engineered Carbons SA	1,021,802
	Total Chemicals	2,709,024

	Commercial Services & Supplies – 3.0%

12,300	G&K Services, Inc.	868,380

65,707	SP Plus Corporation, (3)	1,495,491

88,167	Steelcase Inc.	1,549,094
	Total Commercial Services & Supplies	3,912,965

	Communications Equipment – 3.8%

69,356	Applied Optoelectronics Inc., (2), (3)	990,404

62,007	Netgear, Inc., (3)	1,876,952

41,090	Plantronics Inc.	2,188,864
	Total Communications Equipment	5,056,220

32	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 3.5%

45,018	Emcor Group Inc.	$2,009,153

123,314	Tutor Perini Corporation, (3)	2,614,257
	Total Construction & Engineering	4,623,410

	Construction Materials – 1.0%

73,479	Headwater Inc., (3)	1,291,761

	Diversified Telecommunication Services – 1.3%

167,198	Premiere Global Services, Inc., (3)	1,707,092

	Electric Utilities – 2.4%

33,310	El Paso Electric Company	1,239,465

38,571	UIL Holdings Corporation	1,923,921
	Total Electric Utilities	3,163,386

	Electrical Equipment – 2.4%

40,913	Babcock & Wilcox Company	1,322,308

22,669	Regal-Beloit Corporation	1,772,716
	Total Electrical Equipment	3,095,024

	Electronic Equipment, Instruments & Components – 2.8%

29,405	OSI Systems Inc., (3)	1,976,310

130,303	Vishay Intertechnology Inc., (2)	1,652,242
	Total Electronic Equipment, Instruments & Components	3,628,552

	Energy Equipment & Services – 1.2%

70,192	Matrix Service Company, (3)	1,542,118

	Food & Staples Retailing – 1.0%

43,133	SpartanNash Co	1,301,323

	Gas Utilities – 1.8%

45,320	Laclede Group Inc., (2)	2,353,468

	Health Care Equipment & Supplies – 3.1%

1,005,899	Alphatec Holdings, Inc., (3)	1,428,377

78,128	Nxstage Medical, Inc., (3)	1,432,086

18,839	Steris Corporation, (2)	1,252,794
	Total Health Care Equipment & Supplies	4,113,257

	Health Care Providers & Services – 2.3%

65,759	AMN Healthcare Services Inc., (3)	1,499,963

82,864	Civitas Solutions Inc., (2), (3)	1,553,700
	Total Health Care Providers & Services	3,053,663

	Hotels, Restaurants & Leisure – 1.3%

6,600	Churchill Downs Inc.	786,522

54,461	Papa Murphy’s Holdings Inc., (2), (3)	927,471
	Total Hotels, Restaurants & Leisure	1,713,993

Nuveen Investments	33

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Household Durables – 2.4%

63,827	La Z Boy Inc.	$1,672,906

34,537	Ryland Group Inc., (2)	1,423,615
	Total Household Durables	3,096,521

	Insurance – 5.6%

47,703	American Equity Investment Life Holding Company	1,285,596

35,170	Amerisafe, Inc.	1,589,332

116,588	CNO Financial Group Inc., (2)	1,981,996

75,132	Horace Mann Educators Corporation	2,552,234
	Total Insurance	7,409,158

	Internet Software & Services – 0.9%

34,670	Constant Contact Inc., (3)	1,208,250

	IT Services – 1.3%

82,196	Perficient, Inc., (3)	1,695,703

	Leisure Products – 1.0%

63,176	Malibu Boats Inc., Class A, (3)	1,337,436

	Machinery – 1.2%

58,163	Altra Industrial Motion, Inc., (2)	1,533,758

	Metals & Mining – 1.3%

103,461	Commercial Metals Company	1,717,453

	Oil, Gas & Consumable Fuels – 3.2%

220,780	Callon Petroleum Company Del, (3)	1,973,773

22,641	PDC Energy Inc., (3)	1,284,650

42,299	Rosetta Resources, Inc., (3)	965,686
	Total Oil, Gas & Consumable Fuels	4,224,109

	Professional Services – 3.2%

72,893	Korn Ferry International	2,298,316

67,519	TrueBlue Inc., (3)	1,943,197
	Total Professional Services	4,241,513

	Real Estate Investment Trust – 10.4%

144,217	Brandywine Realty Trust	2,102,684

82,440	CubeSmart	1,901,891

37,947	Entertainment Properties Trust	2,188,403

43,345	Highwoods Properties, Inc.	1,865,569

93,492	Investors Real Estate Trust, (2)	670,338

47,400	LaSalle Hotel Properties	1,739,106

214,364	MFA Mortgage Investments, Inc.	1,665,608

69,385	STAG Industrial Inc.	1,507,736
	Total Real Estate Investment Trust	13,641,335

34	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 1.0%

134,200	Quality Distribution, Inc., (3)	$1,331,264

	Semiconductors & Semiconductor Equipment – 2.6%

162,575	Cypress Semiconductor Corporation	2,165,499

37,586	MKS Instruments Inc.	1,308,369
	Total Semiconductors & Semiconductor Equipment	3,473,868

	Software – 1.5%

23,326	Bottomline Technologies, Inc., (3)	624,204

57,400	Mentor Graphics Corporation, (2)	1,373,582
	Total Software	1,997,786

	Specialty Retail – 3.1%

34,707	Ann Inc., (3)	1,314,007

16,575	Childrens Place Retail Stores Inc., (2)	1,005,440

75,435	Kirkland’s, Inc., (3)	1,790,827
	Total Specialty Retail	4,110,274

	Textiles, Apparel & Luxury Goods – 1.1%

19,956	Deckers Outdoor Corporation, (2), (3)	1,476,744

	Thrifts & Mortgage Finance – 2.2%

91,019	Everbank Financial Corporation	1,690,223

16,620	WSFS Financial Corporation	1,182,845
	Total Thrifts & Mortgage Finance	2,873,068

	Trading Companies & Distributors – 1.5%

172,163	Neff Corporation, Class A Shares, (3)	2,031,523
	Total Long-Term Investments (cost $109,910,220)	129,951,650

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.1%

	Money Market Funds – 13.1%

17,201,884	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)	$17,201,884
	Total Investments Purchased with Collateral from Securities Lending (cost $17,201,884)	17,201,884

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	Money Market Funds – 0.3%

457,708	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$457,708
	Total Short-Term Investments (cost $457,708)	457,708
	Total Investments (cost $127,569,812) – 112.2%	147,611,242
	Other Assets Less Liabilities – (12.2)%	(16,102,466)
	Net Assets – 100%	$131,508,776

Nuveen Investments	35

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $16,098,506.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2015 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $1,216,839,879, $111,787,555 and $109,910,220, respectively)	$1,602,251,363	$126,399,711	$129,951,650
Investments purchased with collateral from securities lending, at value (cost approximates value)	178,759,436	19,964,125	17,201,884
Short-term investments, at value (cost approximates value)	8,941,545	617,854	457,708
Cash	21,884	—	—
Receivable for:
Dividends	1,945,196	70,772	69,603
Due from broker	23,623	3,741	7,128
Investments sold	8,251,023	1,999,951	4,133,360
Reclaims	57,659	—	—
Shares sold	1,083,545	23,937	80,858
Other assets	52,175	5,635	145
Total assets	1,801,387,449	149,085,726	151,902,336
Liabilities
Payable for:
Collateral from securities lending program	178,759,436	19,964,125	17,201,884
Investments purchased	8,003,990	1,976,927	2,627,667
Shares redeemed	2,143,815	353,219	397,315
Accrued expenses:
Management fees	1,007,549	89,596	104,012
Directors fees	58,583	6,137	967
12b-1 distribution and service fees	143,797	17,993	17,822
Other	550,726	49,370	43,893
Total liabilities	190,667,896	22,457,367	20,393,560
Net assets	$1,610,719,553	$126,628,359	$131,508,776
Class A Shares
Net assets	$352,686,405	$39,331,556	$45,777,470
Shares outstanding	21,331,093	1,092,586	2,339,653
Net asset value (“NAV”) per share	$16.53	$36.00	$19.57
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$17.54	$38.20	$20.76
Class C Shares
Net assets	$61,626,102	$7,795,051	$3,166,062
Shares outstanding	3,777,216	225,451	186,957
NAV and offering price per share	$16.32	$34.58	$16.93
Class R3 Shares
Net assets	$47,918,749	$7,446,125	$13,694,287
Shares outstanding	2,904,727	207,893	713,026
NAV and offering price per share	$16.50	$35.82	$19.21
Class R6 Shares
Net assets	$60,832,674	—	—
Shares outstanding	3,638,710	—	—
NAV and offering price per share	$16.72	—	—
Class I Shares
Net assets	$1,087,655,623	$72,055,627	$68,870,957
Shares outstanding	65,169,890	1,996,751	3,408,110
NAV and offering price per share	$16.69	$36.09	$20.21
Net assets consist of:
Capital paid-in	$1,075,403,444	$112,944,103	$112,404,597
Undistributed (Over-distribution of) net investment income	7,038,993	(14,971)	61,938
Accumulated net realized gain (loss)	142,865,632	(912,929)	(999,189)
Net unrealized appreciation (depreciation)	385,411,484	14,612,156	20,041,430
Net assets	$1,610,719,553	$126,628,359	$131,508,776
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Operations	Six Months Ended April 30, 2015 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $193,539, $ — and $11,697, respectively)	$30,486,569	$838,861	$1,027,154
Securities lending income, net	144,732	20,642	105,796
Total investment income	30,631,301	859,503	1,132,950
Expenses
Management fees	6,213,975	583,208	578,565
12b-1 service fees – Class A Shares	449,780	49,477	56,213
12b-1 distribution and service fees – Class C Shares	316,851	39,528	14,821
12b-1 distribution and service fees – Class R3 Shares	119,249	19,521	30,823
Shareholder servicing agent fees	889,267	95,750	96,396
Custodian fees	138,841	18,209	15,648
Directors fees	23,604	1,858	1,967
Professional fees	63,650	15,674	15,304
Shareholder reporting expenses	85,324	16,729	27,719
Federal and state registration fees	48,263	27,541	26,854
Other	7,652	1,692	1,558
Total expenses before fee waiver/expense reimbursement	8,356,456	869,187	865,868
Fee waiver/expense reimbursement	—	(53,912)	(22,390)
Net expenses	8,356,456	815,275	843,478
Net investment income (loss)	22,274,845	44,228	289,472
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	151,709,219	5,826,986	6,559,449
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(131,939,879)	(2,375,998)	754,530
Net realized and unrealized gain (loss)	19,769,340	3,450,988	7,313,979
Net increase (decrease) in net assets from operations	$42,044,185	$3,495,216	$7,603,451

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Dividend Value
	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$22,274,845	$39,831,537
Net realized gain (loss) from investments and foreign currency	151,709,219	116,419,104
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(131,939,879)	21,637,417
Net increase (decrease) in net assets from operations	42,044,185	177,888,058
Distributions to Shareholders
From net investment income:
Class A Shares	(3,586,367)	(8,662,421)
Class C Shares	(388,862)	(953,267)
Class R3 Shares	(415,606)	(868,082)
Class R6 Shares	(668,235)	(1,558,577)
Class I Shares	(12,588,819)	(28,330,811)
From accumulated net realized gains:
Class A Shares	(23,809,024)	(37,144,807)
Class C Shares	(4,250,891)	(5,985,814)
Class R3 Shares	(3,092,913)	(3,817,556)
Class R6 Shares	(3,813,697)	(6,011,872)
Class I Shares	(74,435,749)	(108,753,346)
Decrease in net assets from distributions to shareholders	(127,050,163)	(202,086,553)
Fund Share Transactions
Proceeds from sale of shares	109,054,665	315,758,487
Proceeds from shares issued to shareholders due to reinvestment of distributions	86,561,613	135,194,304
	195,616,278	450,952,791
Cost of shares redeemed	(226,716,498)	(402,778,258)
Net increase (decrease) in net assets from Fund share transactions	(31,100,220)	48,174,533
Net increase (decrease) in net assets	(116,106,198)	23,976,038
Net assets at the beginning of period	1,726,825,751	1,702,849,713
Net assets at the end of period	$1,610,719,553	$1,726,825,751
Undistributed (Over-distribution of) net investment income at the end of period	$7,038,993	$2,412,037

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Changes in Net Assets (Unaudited) (continued)

	Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$44,228	$1,162,750	$289,472	$415,066
Net realized gain (loss) from investments and foreign currency	5,826,986	25,020,395	6,559,449	13,358,953
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,375,998)	(6,543,825)	754,530	(2,964,260)
Net increase (decrease) in net assets from operations	3,495,216	19,639,320	7,603,451	10,809,759
Distributions to Shareholders
From net investment income:
Class A Shares	(332,351)	(180,382)	(170,384)	(158,852)
Class C Shares	(9,811)	—	—	—
Class R3 Shares	(50,129)	(23,054)	(16,250)	(11,164)
Class R6 Shares	—	—	—	—
Class I Shares	(797,785)	(654,623)	(438,364)	(281,445)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,190,076)	(858,059)	(624,998)	(451,461)
Fund Share Transactions
Proceeds from sale of shares	5,198,908	15,636,487	9,278,426	50,507,134
Proceeds from shares issued to shareholders due to reinvestment of distributions	644,548	474,117	549,545	363,681
	5,843,456	16,110,604	9,827,971	50,870,815
Cost of shares redeemed	(13,825,142)	(46,172,688)	(16,094,764)	(35,784,520)
Net increase (decrease) in net assets from Fund share transactions	(7,981,686)	(30,062,084)	(6,266,793)	15,086,295
Net increase (decrease) in net assets	(5,676,546)	(11,280,823)	711,660	25,444,593
Net assets at the beginning of period	132,304,905	143,585,728	130,797,116	105,352,523
Net assets at the end of period	$126,628,359	$132,304,905	$131,508,776	$130,797,116
Undistributed (Over-distribution of) net investment income at the end of period	$(14,971)	$1,130,877	$61,938	$397,464

See accompanying notes to financial statements.

40	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	41

Financial

Highlights (Unaudited)

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2015(f)	$17.44	$0.21	$0.17	$0.38	$(0.16)	$(1.13)	$(1.29)	$16.53
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
2012	13.05	0.27	1.59	1.86	(0.31)	—	(0.31)	14.60
2011	12.42	0.27	0.63	0.90	(0.27)	—	(0.27)	13.05
2010	10.76	0.34	1.63	1.97	(0.31)	—	(0.31)	12.42
Class C (2/99)
2015(f)	17.23	0.15	0.17	0.32	(0.10)	(1.13)	(1.23)	16.32
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
2012	12.92	0.17	1.54	1.71	(0.21)	—	(0.21)	14.42
2011	12.26	0.17	0.62	0.79	(0.13)	—	(0.13)	12.92
2010	10.63	0.26	1.60	1.86	(0.23)	—	(0.23)	12.26
Class R3 (9/01)
2015(f)	17.41	0.19	0.17	0.36	(0.14)	(1.13)	(1.27)	16.50
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
2012	13.03	0.24	1.59	1.83	(0.28)	—	(0.28)	14.58
2011	12.41	0.23	0.63	0.86	(0.24)	—	(0.24)	13.03
2010	10.76	0.30	1.64	1.94	(0.29)	—	(0.29)	12.41
Class R6 (2/13)
2015(f)	17.62	0.24	0.18	0.42	(0.19)	(1.13)	(1.32)	16.72
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(d)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (8/94)
2015(f)	17.60	0.23	0.18	0.41	(0.19)	(1.13)	(1.32)	16.69
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
2012	13.16	0.31	1.60	1.91	(0.35)	—	(0.35)	14.72
2011	12.53	0.31	0.64	0.95	(0.32)	—	(0.32)	13.16
2010	10.85	0.37	1.65	2.02	(0.34)	—	(0.34)	12.53

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.52%	$352,686	1.16	%*	2.54	%*	1.16	%*	2.54	%*	26%
10.78	371,703	1.15		2.19		1.15		2.19		27
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33
18.46	125,226	1.19		2.87		1.17		2.89		29

2.10	61,626	1.91	*	1.79	*	1.91	*	1.79	*	26
10.01	65,366	1.90		1.43		1.90		1.43		27
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33
17.60	11,107	1.94		2.20		1.92		2.22		29

2.40	47,919	1.41	*	2.30	*	1.41	*	2.30	*	26
10.59	48,476	1.40		1.92		1.40		1.92		27
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33
18.16	1,204	1.41		2.48		1.39		2.50		29

2.70	60,833	0.81	*	2.92	*	0.81	*	2.92	*	26
11.23	62,309	0.81		2.52		0.81		2.52		27
18.52	67,620	0.80	*	1.98	*	0.80	*	1.98	*	44

2.64	1,087,656	0.91	*	2.79	*	0.91	*	2.79	*	26
11.11	1,178,972	0.90		2.42		0.90		2.42		27
27.96	1,151,408	0.88		2.16		0.87		2.16		44
14.65	1,072,335	0.91		2.23		0.91		2.23		24
7.56	861,754	0.89		2.30		0.89		2.31		33
18.78	684,540	0.94		3.12		0.92		3.10		29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2015(e)	$35.37	$— **	$0.93	$0.93	$(0.30)	$—	$(0.30)	$36.00
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
2012	21.83	0.18	1.35	1.53	(0.14)	—	(0.14)	23.22
2011	22.20	0.07	(0.19)	(0.12)	(0.25)	—	(0.25)	21.83
2010	18.28	0.12	4.00	4.12	(0.20)	—	(0.20)	22.20
Class C (2/99)
2015(e)	33.86	(0.13)	0.89	0.76	(0.04)	—	(0.04)	34.58
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
2012	20.99	0.01	1.29	1.30	—	—	—	22.29
2011	21.36	(0.10)	(0.18)	(0.28)	(0.09)	—	(0.09)	20.99
2010	17.61	(0.04)	3.86	3.82	(0.07)	—	(0.07)	21.36
Class R3 (9/01)
2015(e)	35.15	(0.04)	0.92	0.88	(0.21)	—	(0.21)	35.82
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
2012	21.70	0.12	1.33	1.45	(0.07)	—	(0.07)	23.08
2011	22.05	0.01	(0.19)	(0.18)	(0.17)	—	(0.17)	21.70
2010	18.15	0.06	3.99	4.05	(0.15)	—	(0.15)	22.05
Class I (2/94)
2015(e)	35.50	0.04	0.93	0.97	(0.38)	—	(0.38)	36.09
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
2012	21.99	0.24	1.33	1.57	(0.27)	—	(0.27)	23.29
2011	22.37	0.15	(0.22)	(0.07)	(0.31)	—	(0.31)	21.99
2010	18.42	0.16	4.05	4.21	(0.26)	—	(0.26)	22.37

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.62%	$39,332	1.42	%*	(0.11)%*	1.34	%*	(0.03	)%*	64%
14.65	39,858	1.42		0.61	1.34		0.69		127
34.93	35,719	1.39		0.40	1.33		0.45		118
7.03	35,633	1.49		0.58	1.28		0.79		140
(0.64)	52,334	1.33		0.27	1.31		0.30		123
22.65	76,667	1.25		0.58	1.25		0.58		123

2.25	7,795	2.17	*	(0.86)*	2.09	*	(0.77	)*	64
13.78	8,066	2.17		(0.14)	2.09		(0.06)		127
33.94	8,042	2.14		(0.35)	2.08		(0.29)		118
6.19	7,855	2.24		(0.17)	2.02		0.05		140
(1.35)	8,957	2.08		(0.48)	2.06		(0.45)		123
21.74	11,564	2.00		(0.21)	2.00		(0.21)		123

2.51	7,446	1.67	*	(0.32)*	1.59	*	(0.24	)*	64
14.35	8,401	1.67		0.37	1.59		0.46		127
34.63	8,401	1.64		0.16	1.58		0.22		118
6.70	9,576	1.74		0.31	1.53		0.52		140
(0.87)	15,310	1.58		0.03	1.56		0.06		123
22.40	20,195	1.50		0.30	1.50		0.30		123

2.75	72,056	1.17	*	0.16 *	1.09	*	0.24	*	64
14.95	75,981	1.17		0.86	1.09		0.94		127
35.29	90,212	1.13		0.66	1.08		0.71		118
7.23	106,276	1.24		0.82	1.03		1.03		140
(0.42)	151,409	1.07		0.65	1.06		0.65		123
22.98	470,266	1.00		0.78	1.00		0.78		123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2015(e)	$18.55	$0.03	$1.06	$1.09	$(0.07)	$—	$(0.07)	$19.57
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
2012	11.30	0.05	1.28	1.33	—	—	—	12.63
2011	10.26	(0.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(0.01)	2.07	2.06	(0.02)	—	(0.02)	10.26
Class C (2/99)
2015(e)	16.06	(0.03)	0.90	0.87	—	—	—	16.93
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(0.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(0.12)	0.97	0.85	—	—	—	9.93
2010	7.31	(0.07)	1.84	1.77	—	—	—	9.08
Class R3 (9/01)
2015(e)	18.19	0.01	1.04	1.05	(0.03)	—	(0.03)	19.21
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
2012	11.11	0.02	1.26	1.28	—	—	—	12.39
2011	10.11	(0.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(0.03)	2.04	2.01	—	—	—	10.11
Class I (8/94)
2015(e)	19.18	0.06	1.09	1.15	(0.12)	—	(0.12)	20.21
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
2012	11.65	0.08	1.33	1.41	—	—	—	13.06
2011	10.55	(0.02)	1.12	1.10	—	—	—	11.65
2010	8.45	0.01	2.13	2.14	(0.04)	—	(0.04)	10.55

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment (Loss) Income	Portfolio Turnover Rate(d)

5.89%	$45,777	1.42	%*	0.31%	1.39	%*	0.35%*	24%
9.61	44,739	1.47		0.25	1.43		0.28	55
34.98	45,225	1.47		0.37	1.46		0.38	56
11.77	32,208	1.58		0.26	1.46		0.39	46
10.14	31,814	1.48		(0.41)	1.46		(0.40)	41
25.15	32,332	1.34		(0.11)	1.34		(0.11)	58

5.42	3,166	2.17	*	(0.44)*	2.14	*	(0.41)*	24
8.81	3,008	2.21		(0.51)	2.18		(0.48)	55
33.94	3,297	2.22		(0.43)	2.20		(0.42)	56
10.98	1,367	2.34		(0.47)	2.21		(0.34)	46
9.36	1,498	2.23		(1.18)	2.21		(1.18)	41
24.21	1,843	2.09		(0.86)	2.09		(0.86)	58

5.75	13,694	1.68	*	0.06 *	1.64	*	0.09 *	24
9.38	11,530	1.72		0.01	1.68		0.04	55
34.59	8,549	1.72		0.06	1.71		0.07	56
11.52	2,653	1.83		0.01	1.71		0.14	46
9.89	2,246	1.73		(0.66)	1.71		(0.65)	41
24.85	2,111	1.59		(0.35)	1.59		(0.35)	58

6.01	68,871	1.17	*	0.57 *	1.14	*	0.60 *	24
9.89	71,521	1.22		0.51	1.18		0.54	55
35.34	48,281	1.22		0.64	1.21		0.65	56
12.02	41,444	1.34		0.53	1.21		0.66	46
10.43	48,596	1.21		(0.16)	1.21		(0.16)	41
25.43	180,875	1.09		0.14	1.09		0.14	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. In selecting securities, the Sub-Adviser will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible securities without regard to their ratings, and therefore may hold convertible securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $1.6 billion to $29.9 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollars denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

48	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually (except for Dividend Value, which are declared and distributed to shareholders at least quarterly). Net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market

50	Nuveen Investments

conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,602,251,363	$—	$—	$1,602,251,363
Investments Purchased with Collateral from Securities Lending	178,759,436	—	—	178,759,436
Short-Term Investments:
Money Market Funds	8,941,545	—	—	8,941,545
Total	$1,789,952,344	$—	$—	$1,789,952,344

Mid Cap Value
Long-Term Investments*:
Common Stocks	$126,399,711	$—	$—	$126,399,711
Investments Purchased with Collateral from Securities Lending	19,964,125	—	—	19,964,125
Short-Term Investments:
Money Market Funds	617,854	—	—	617,854
Total	$146,981,690	$—	$—	$146,981,690

Small Cap Value
Long-Term Investments*:
Common Stocks	$129,951,650	$—	$—	$129,951,650
Investments Purchased with Collateral from Securities Lending	17,201,884	—	—	17,201,884
Short-Term Investments:
Money Market Funds	457,708	—	—	457,708
Total	$147,611,242	$—	$—	$147,611,242
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged To (From) Counterparty*	Net Exposure
Dividend Value	U.S. Bank National Association	$171,501,838	$(171,501,838)	$—
Mid Cap Value	U.S. Bank National Association	18,955,786	(18,955,786)	—
Small Cap Value	U.S. Bank National Association	16,098,506	(16,098,506)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the investments purchased with collateral from securities lending and the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$15,260	$3,195	$19,720

52	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the Funds’ current and prior fiscal period were as follows:

	Six Months Ended 4/30/15		Year Ended 10/31/14
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,268,521	$21,148,884	4,089,137	$69,319,765
Class A – automatic conversion of Class B Shares	—	—	61,967	1,087,081
Class B – exchanges	—	—	4,880	81,167
Class C	232,555	3,819,904	892,598	14,929,926
Class R3	419,765	6,990,235	965,275	16,345,358
Class R6	263,131	4,434,680	124,270	2,113,781
Class I	4,330,819	72,660,962	12,340,055	211,881,409
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,591,317	25,456,575	2,615,513	42,679,523
Class B	—	—	6,727	107,534
Class C	242,610	3,819,286	353,908	5,682,790
Class R3	205,664	3,280,474	274,621	4,470,108
Class R6	251,420	4,067,579	408,485	6,732,902
Class I	3,093,252	49,937,699	4,592,206	75,521,447
	11,899,054	195,616,278	26,729,642	450,952,791
Shares redeemed:
Class A	(2,837,800)	(47,204,810)	(7,059,831)	(120,561,840)
Class B	—	—	(20,202)	(340,226)
Class B – automatic conversion to Class A Shares	—	—	(62,705)	(1,087,081)
Class C	(492,135)	(8,074,755)	(849,312)	(14,168,207)
Class R3	(505,625)	(8,445,705)	(628,622)	(10,608,118)
Class R6	(412,644)	(7,073,410)	(767,079)	(13,434,118)
Class I	(9,252,676)	(155,917,818)	(14,157,573)	(242,578,668)
	(13,500,880)	(226,716,498)	(23,545,324)	(402,778,258)
Net increase (decrease)	(1,601,826)	$(31,100,220)	3,184,318	$48,174,533

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 4/30/15		Year Ended 10/31/14
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	48,185	$1,708,610	123,774	4,118,093
Class A – automatic conversion of Class B Shares	—	—	31,025	1,063,278
Class B	—	—	—	—
Class C	7,395	252,882	19,422	635,355
Class R3	18,575	663,317	46,042	1,520,496
Class I	72,068	2,574,099	250,328	8,299,265
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,129	328,561	5,453	178,246
Class B	—	—	—	—
Class C	261	9,039	—	—
Class R3	1,330	47,658	708	23,054
Class I	7,192	259,290	8,333	272,817
	164,135	5,843,456	485,085	16,110,604
Shares redeemed:
Class A	(91,547)	(3,273,379)	(185,664)	(6,166,307)
Class B	—	—	(8,608)	(266,059)
Class B – automatic conversion to Class A Shares	—	—	(33,048)	(1,063,278)
Class C	(20,410)	(702,175)	(51,490)	(1,640,918)
Class R3	(50,975)	(1,803,211)	(80,375)	(2,654,259)
Class I	(222,936)	(8,046,377)	(1,018,843)	(34,381,867)
	(385,868)	(13,825,142)	(1,378,028)	(46,172,688)
Net increase (decrease)	(221,733)	$(7,981,686)	(892,943)	$(30,062,084)

	Six Months Ended 4/30/15		Year Ended 10/31/14
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	129,449	$2,416,170	340,128	$6,160,911
Class C	20,938	349,879	59,385	939,639
Class R3	175,984	3,291,591	343,394	6,069,984
Class I	165,054	3,220,786	2,007,566	37,336,600
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,762	167,348	8,667	156,692
Class C	—	—	—	—
Class R3	836	15,678	611	10,859
Class I	18,596	366,519	10,516	196,130
	519,619	9,827,971	2,770,267	50,870,815
Shares redeemed:
Class A	(210,247)	(3,996,923)	(600,505)	(10,828,978)
Class C	(21,321)	(347,584)	(95,436)	(1,475,184)
Class R3	(97,700)	(1,819,886)	(223,393)	(3,965,698)
Class I	(504,159)	(9,930,371)	(1,040,269)	(19,514,660)
	(833,427)	(16,094,764)	(1,959,603)	(35,784,520)
Net increase (decrease)	(313,808)	$(6,266,793)	810,664	$15,086,295

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$427,399,865	$82,155,227	$31,200,192
Sales	553,502,224	90,084,948	36,845,913

54	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,405,071,037	$132,567,892	$127,578,037
Gross unrealized:
Appreciation	406,606,437	17,444,474	23,333,600
Depreciation	(21,725,130)	(3,030,676)	(3,300,395)
Net unrealized appreciation (depreciation) of investments	$384,881,307	$14,413,798	$20,033,205

Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, real estate investment trust adjustments, tax equalization, investments in partnerships, and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ last tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$211,077	$(11)	$(11)
Undistributed (Over-distribution of) net investment income	268,475	(16,385)	(6,628)
Accumulated net realized gain (loss)	(479,552)	16,396	6,639

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ last tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$2,479,227	$1,147,973	$408,422
Undistributed net long-term capital gains	109,359,753	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$54,285,008	$858,059	$451,461
Distributions from net long-term capital gains	147,801,544	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Dividend[2] Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$8,270,890	$—	$—
October 31, 2017	—	6,541,557	7,550,413
Not subject to expiration	—	—	—
Total	$8,270,890	$6,541,557	$7,550,413
[2]	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended October 31, 2014, the Funds utilized capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$4,135,445	$25,064,249	$13,317,852

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.6000%	0.7000%	0.7000%
For the next $125 million	0.5875	0.6875	0.6875
For the next $250 million	0.5750	0.6750	0.6750
For the next $500 million	0.5625	0.6625	0.6625
For the next $1 billion	0.5500	0.6500	0.6500
For net assets over $2 billion	0.5250	0.6250	0.6250

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	0.1872%
Mid Cap Value	0.2000
Small Cap Value	0.1891

56	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Temporary Expense Cap Expiration Date
Mid Cap Value	1.09%	September 30, 2016
Small Cap Value	1.15	September 30, 2016

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$124,133	$11,727	$11,160
Paid to financial intermediaries	109,320	10,370	9,814

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$36,387	$5,541	$5,028

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$50,732	$2,481	$3,400

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$2,579	$21	$783

8. Subsequent Events

Effective May 14, 2015, the Adviser has agreed to waive fees and/or reimburse expenses of Mid Cap Value through September 30, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares.

Nuveen Investments	57

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

58	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSTK-0415P        8583-INV-B-06/16

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	—	FIMPX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal assumed portfolio management responsibilities in 2002. Scott and Jim have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2015.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund experienced favorable results relative to its benchmarks during this six-month reporting period, benefiting from stock selection in both consumer sectors as well as health care. An overweight position in consumer discretionary, the strongest performing sector, was also beneficial. The industrials sector was the only area of the Fund that detracted in any meaningful way over the six-month reporting period.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the consumer discretionary sector, shares of coffeehouse chain Starbucks Corporation recovered during the reporting period after underperforming in the previous fiscal year. The company continued to operate strongly while fundamentals were excellent. Market sentiment also appeared to improve around the certainty of Starbucks’ earnings and price earnings ratio (P/E). A position in discount variety retailer Dollar Tree, Inc. was another outperformer for the Fund as the company moved closer to completing its merger deal with Family Dollar Stores Inc., which is likely to take place in mid-summer. We believe the operating capability of Dollar Tree combined with Family Dollar’s store base will result in significant margin accretion over time. Meanwhile in the consumer staples sector, the Fund continued to benefit from a position in health care distributor CVS Health Corporation, which is using three different channels to reach consumers. The company uses the traditional drugstore channel, which has essentially become an oligopoly with Walgreen Boots Alliance Inc. CVS Health also has the prescription benefit manager business, which competes for corporate customers that can fill prescriptions at retail. Now the company has purchased Omnicare Inc., which serves specialty pharmaceutical drug makers and the senior care population. CVS Health continues to generate free cash flow and good margins, which it is using for the benefit of shareholders.

The health care sector also had several standouts including generic and specialty pharmaceutical maker Mylan N.V. The company advanced strongly after reporting favorable quarterly results with higher revenue and margins driving performance while also raising its earnings outlook, which re-enforced that it is executing well on an organic basis. Mylan’s management team also followed through on its previously announced intention to make a sizeable acquisition in 2014 with the purchase of Abbott Laboratories’ non-U.S. specialty and branded pharmaceuticals business. This transaction is expected to be accretive to earnings this year. In addition, toward the end of the reporting period, Teva Pharmaceutical Industries expressed interest in acquiring Mylan. The Fund also experienced favorable results from new holding Boston Scientific Corporation, a medical device firm focused on cardiovascular treatments. The company announced that it had settled the Guidant litigation with Johnson & Johnson on very favorable terms. Boston Scientific is also benefiting from a multi-year margin improvement program, U.S. Food and Drug Administration approval for several new product innovations and a recent acquisition that was viewed positively.

Results were modestly positive in energy where a beneficial underweight to this poorly performing sector was partially offset by several stock selection issues. Energy was one of only two sectors with negative returns within the Russell 1000® Growth Index as the dramatic decline in oil prices weighed heavily on stocks, particularly in the first few months of the reporting period. Two of the Fund’s energy holdings, exploration and production (E&P) company Whiting Petroleum Corporation and oilfield services firm Halliburton Company, declined even further than the sector overall. Investors were concerned with how future drilling and completion activity would impact both companies, given the expected lower supply response from lower oil prices. We sold out of the Fund’s positions in Whiting Petroleum and Halliburton, but maintained an out-of-index position in independent oil and gas E&P company Diamondback Energy, Inc., which ended up offsetting some of the performance drag. After bottoming early in December, Diamondback Energy shares rose throughout the rest of the reporting period. The company benefited from its attractive assets in the Permian Basin of West Texas and strong balance sheet heading into the current down cycle, which the company further fortified with an equity offering early in 2015.

Although the Fund’s relative results in information technology were basically in line with the index, the sector did have several standouts, led by a position in video game developer and distributor Electronic Arts Inc. The company continued to benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the Internet, which is meaningfully raising its gross margins and free cash flow. Electronic Arts’ CEO has done an exceptional job of eliminating less-profitable games and expanding the reach and profit margin of popular games. The company’s streamlined operations helped it produce strong results with both revenue and earnings coming in well ahead of consensus estimates. We also saw favorable results from a new position, Palo Alto Networks Inc., which provides a comprehensive suite approach to software security systems for enterprises, covering desktop, wireless and tablet devices. With the growing number of highly publicized security breaches on enterprise data, Palo Alto Networks is gaining market share and becoming the top-of-mind choice for software security. Also in technology, not owning semiconductor company Qualcomm Incorporated, a larger weight in the benchmark, was beneficial. The company develops and markets wireless communication technologies, which it licenses to mobile phone and tablet manufacturers. In turn, Qualcomm receives royalties from these companies based on each unit sold. We did not own the stock because we were concerned about the company’s competitive positioning due to declining growth rates and increasing pricing pressures in the high-end smartphone market where Qualcomm generates most of its royalties. These factors did indeed lead to the stock’s underperformance. On the other hand, selling our position in technology giant Microsoft Corporation hurt results. Under normal conditions, we tend to position the Fund’s

6	Nuveen Investments

portfolio with an underweight to stable, mega-cap companies such as Microsoft which, in our opinion, don’t typically offer exceptional earnings growth prospects. However, during the reporting period, we added to the Fund’s Microsoft position in anticipation of a large capital return program announcement. When the announcement didn’t materialize during the company’s January earnings conference call, we sold our position to zero. Subsequently, Microsoft reported its March quarter, which featured some better fundamental momentum and caused the stock to rebound smartly.

The industrials sector was the largest source of underperformance for the Fund as several holdings related to transportation services lagged. Generally speaking, transportation-related names were weighed down by the effects of the West Coast port strike, lower oil prices and slower U.S. gross domestic product growth. Fund holding Kirby Corporation, which operates domestic tank barges, transports bulk liquids and services diesel engines, was no exception. Kirby’s management announced a downward revision to its outlook for both the fourth quarter and full-year 2014. The revision was due primarily to headwinds within the company’s land-based diesel engine services segment as a result of the collapse in oil prices and, to a lesser extent, its inland barge business. Railroad company Union Pacific Corporation and trucking company Old Dominion Freight Line Inc., also fell short during the period. Union Pacific experienced below-trend volumes in the first quarter, along with all railroads, due to exposure to carrying oil and other commodities in its network and the effects of the port strike. Although we did trim the Fund’s position before first quarter results were announced because we knew the company would be negatively affected by these factors, we continued to like and own Union Pacific. The issues related to lower volumes came too quickly for the company to cut expenses; however, Union Pacific is currently working to bring expenses in line with the new trend. Old Dominion, a leader in the less-than-truckload segment of the trucking market, had positive fundamentals, but was weighed down by negative sentiment in the segment. However, the company continues to operate well; therefore, we continue to hold Old Dominion. Offsetting some of the weakness in the industrials sector, shares of Southwest Airlines Co. continued to perform well. Once again, Southwest topped consensus revenue and earnings per share estimates. Southwest continued to generate strong free cash flow and returned a portion back to shareholders through buybacks and dividends.

In terms of changes to the Fund’s portfolio, we added a number of positions in the consumer discretionary sector, including CarMax Inc., Lululemon Athletica Inc., Target Corporation, Best Buy Company Inc., L Brands Inc., O’Reilly Automotive Inc., and Signet Jewelers Limited. Used car retailer CarMax Inc. is executing well, which we believe will lead it to significantly grow its market share over a longer period of time. The company reported quarterly results that showed continued strong growth in same-store sales and earnings. Yoga-inspired athletic apparel retailer Lululemon Athletica suffered in 2014 from quality and supply chain issues and changed key members of its management team, who subsequently put a turnaround plan in place. With the strength of Lululemon’s brand, we believe either the new management will reverse the company’s course and regain its former growth trajectory or another company will buy the firm. We purchased Target because we liked its new management team, which we believed would rapidly come up with a plan to deal with the company’s meaningful losses in Canada. In January, Target announced a decision to eliminate all 133 stores in Canada, a move that is already proving to be beneficial to shareholders. In the case of Best Buy, it posted a solid third quarter, clearly showing the company can grow sales when there is a good product cycle such as 4K TVs. L Brands, with its flagship brands including Victoria’s Secret and Bath & Body Works, posted solid sales numbers from its holiday season and also has the opportunity to expand Victoria’s Secret around the world. O’Reilly Automotive is the premier player in the after-market auto parts business. We believe the company will benefit as lower gas prices lead to more miles driven for cars across the United States, which leads to more auto parts needed. We also like Signet Jewelers, which owns the vast majority of mall jewelry operators, including its recent acquisition of Kay Jewelers. We believe Signet Jewelers’ profits will benefit because the consolidation will allow the company to spend less on promotions. In addition, we replaced one of the Fund’s hotel holdings, Starwood Hotels & Resorts Worldwide Inc., with a position in Marriott International Inc. We like the fundamentals of the hotel industry and Marriott, and are more impressed with its management team.

Outside of the consumer area in the energy sector, we purchased oilfield services name Baker Hughes Incorporated at a very attractive price. The company is in the process of being bought out by rival Halliburton in a very accretive deal, which is expected to close in the second half of 2015.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Mid-Cap Growth Funds Classification Average, but performed in line with the Russell Midcap® Growth Index during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $1.6 billion and $29.8 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

During the six-month reporting period, the Fund experienced particularly strong performance from the energy, health care and consumer staples sectors. In energy, results were favorable due to both a beneficial underweight to this poorly performing sector and stock selection. Energy was one of only two sectors with negative returns within the Russell MidCap® Growth Index as the dramatic decline in oil prices weighed heavily on stocks, particularly in the first few months of the reporting period. However, three of the Fund’s exploration and production (E&P) holdings, Diamondback Energy Inc., Matador Resources Company and Concho Resources Inc. bounced back after bottoming in December 2014. These higher quality companies with stronger balance sheets were able to outperform lower quality names as oil prices dropped, while further fortifying their balance sheets with equity offerings early in 2015. Diamondback Energy has attractive assets in the Permian Basin of West Texas, which are some of the most economic even at lower oil prices. Concho Resources, which is also focused in the Permian Basin as well as southeast New Mexico, benefited as it was able to reduce capital expenditures even more than production levels. Texas-based Matador Resources, which has core producing assets in the Eagle Ford, Haynesville and Permian Basins, reported strong well results and was able to add another rig and acreage at attractive prices in the Permian Basin.

Our health care overweight and holdings also benefited performance, including the Fund’s top-performing stock Bluebird Bio, Inc. This development-stage biopharmaceutical company is focused on gene therapy products for the treatment of severe genetic and orphan diseases. The company has several gene therapy candidates in clinical development for a variety of disorders including sickle cell disease and cancer that have reported some early, but dramatically positive results. If Bluebird Bio’s therapies are successful, the company has the potential for large addressable markets. Also, Abiomed Inc., a manufacturer of temporary cardiovascular circulatory support devices, surged in reaction to its fourth quarter earnings report that was substantially above investors’ expectations, including impressive above-consensus sales results for its Impella device. The company also received a boost from formal U.S. Food and Drug Administration (FDA) approval in late March for its newest version of the Impella device with a broader label. Shares of generic and specialty pharmaceutical maker Mylan N.V. advanced strongly after reporting favorable quarterly results with higher revenue and margins driving performance. The company also raised its earnings outlook, which re-enforced that it is executing well on an organic basis. In addition, Mylan’s management team followed through on its previously announced intention to make a sizeable acquisition in 2014 with the purchase of Abbott Laboratories’ non-U.S. specialty and branded pharmaceuticals business. This transaction is expected to be accretive to earnings this year. Toward the end of the reporting period, Teva Pharmaceutical Industries expressed interest in acquiring Mylan. The Fund also experienced favorable results from biotechnology company Isis Pharmaceuticals Inc., which focuses on the research and development, but not the commercialization, of treatments for multiple diseases (cancers, cardiovascular, orphan, metabolic and inflammation) using a patented “gene silencing” technique. Isis Pharmaceuticals has a number of products in phase 1 or phase 2 of FDA approval, while continuing to report encouraging updates. Later in the reporting period, we did sell our position in this long-term standout strictly due to its valuation. The health care sector was also home to one significant detractor, specialty pharmaceutical firm Salix Pharmaceuticals, Ltd., which mainly develops treatments for gastrointestinal diseases.

8	Nuveen Investments

After performing strongly in the previous reporting period, Salix Pharmaceuticals was hurt by allegations that its management team significantly understated inventory levels and overstated earnings. As a result, the company’s CFO resigned and we sold the Fund’s position due to the uncertainty.

In the consumer staples sector, Monster Beverage Corporation was again an outperformer for the Fund. This marketer and distributor of a variety of energy drinks and alternative beverages posted another stellar quarter, beating on all metrics. Monster Beverage remains in a strong position as Coca-Cola is set to close its transaction to buy a large equity stake in the company by mid-2015, with the option to increase its stake in the future. With this transaction, Monster gains Coke’s global energy drink business and access to its broad distribution network in countries like China, while it offloads its non-energy drink business to Coke.

While absolute returns in information technology were strong, the Fund’s relative results were basically in line with the index as an overweight to the sector proved beneficial, while several holdings offset each other. On the positive side, video game developer and distributor Electronic Arts Inc. reported strong results with high-teens revenue growth and even more robust earnings growth. Electronic Arts’ CEO has done an exceptional job of eliminating less-profitable games and expanding the reach and profit margin of popular games. The company is also benefiting from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the Internet, which should meaningfully raise its gross margins and free cash flow. On the other hand, the Fund was negatively impacted by its position in leading online social networking service Twitter, Inc. The company reported weak user engagement metrics for the third quarter, while guidance for the fourth quarter was even weaker.

Consumer discretionary was the only sector that detracted in any meaningful way over the reporting period, mainly due to the Fund’s positions in Deckers Outdoor Corporation and LifeLock Inc. Deckers Outdoor is a leading designer and wholesaler of a number of footwear brands including Uggs, which represents the majority of its revenues and Teva sandals. Its shares underperformed after the company reported a sales miss in a recent quarter, while also lowering next-quarter and full-year earnings per share guidance to below consensus. Although some of the pressure on Deckers Outdoor was due to the strong dollar and milder weather, sales and margins were still below where we expected them to be and we sold the stock. LifeLock, Incorporated provides identity theft protection services for consumers and fraud and risk solutions for enterprises in the United States. It protects consumer subscribers by monitoring identity-related events, such as new account openings and credit-related applications, and enterprise customers by delivering on-demand identity risk and authentication information about consumers. We continue to believe LifeLock remains a unique consumer play on the data breach theme and are holding onto our position. However, several near-term concerns have weighed on the stock including: a significant slowdown in its year-over-year member growth rate; a substantial ramp-up in sales and marketing spending in 2015 to broaden its message and attract new demographics; and the ongoing overhang of an inquiry into the company’s compliance with a 2010 Federal Trade Commission (FTC) order. Offsetting some of the weakness in the discretionary sector, the Fund benefited from a position in arts and crafts supply store Michaels Cos Inc. The company, which we purchased when it went public at the end of June 2014, is benefiting from solid earnings and increased forward-looking estimates. We continue to like the outlook for Michaels because the company is generating strong free cash flow and paying down debt, while its stock is still attractively valued. We also have confidence in Michaels’ CEO, who recently came on board after a successful position at Ulta Salon, Cosmetics & Fragrance, Inc.

The industrials sector was a modest detractor due to energy-related holding Kirby Corporation, which operates domestic tank barges, transports bulk liquids and services diesel engines. Kirby’s management announced a downward revision to its outlook for both the fourth quarter and full-year 2014 during the reporting period. The revision was primarily due to headwinds within the company’s land-based diesel engine services segment as a result of the collapse in oil prices and, to a lesser extent, its inland barge business. We continue to own Kirby in the portfolio because we like its strong long-term track record and believe the company will benefit if oil prices increase.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

In terms of changes to the Fund’s portfolio, we added several holdings scattered across various sectors. We initiated a new position in DexCom Inc., a leading provider of continuous glucose monitoring systems that enable people with diabetes to more frequently and conveniently manage their blood glucose levels. The company’s latest product, the G4 Platinum, allows for seven-day use and is designed to transmit blood glucose readings from a disposable sensor to a pocket-sized receiver. With a large addressable market in the United States and Europe, we believe DexCom’s product will become the clear technological leader, particularly for Type 1 diabetes in children, due to sensor accuracy, reliability and ease-of-use. We also established a position in Bofi Holding Inc., a financial holding company based in California with a unique approach to banking. The company has been able to gain deposits and grow to more than $5.0 billion in assets without any branch network, by relying on technology and the Internet. Bofi has no expenses related to running branch locations, while at the same time is able to offer a variety of banking products including checking, savings and time deposit accounts, as well as financing for single-family and multifamily residential properties and small- to mid-sized businesses. In addition, we added Liberty Broadband Corp., a holding company with ownership interest in Charter Communications Inc., its subsidiary TruePosition, and a minority equity investment in Time Warner Cable Inc. We believe Liberty’s growth will be driven almost entirely by growth at Charter Communications, which has stated its intention to continue to roll-up U.S. cable operators. Liberty Broadband may co-invest in future Charter deals or be taken out by Charter in the long term.

On the sell side, the Fund no longer owns a position in CoStar Group, Inc. The company provides information, analytics and online marketplace services to the commercial real estate industry in the United States, Canada, the United Kingdom and France. CoStar announced a $75 million ad campaign to establish its Apartments.com brand in 2015, the magnitude of which surprised us. Although CoStar has a strong management team, we decided to wait and see if the company can monetize the Apartments.com brand. We also sold out of cable network Discovery Communications Inc., owner of a global portfolio including the Discovery Channel, The Learning Channel, Animal Planet, Science Channel and Investigation Discovery. Television networks such as Discovery have been negatively affected by the changing viewing habits of Americans, who have been rapidly shifting from broadcast TV to subscription-based streaming services. As a result, Discovery reported declining ratings and advertising revenues from its U.S. business, while the company is also seeing rising operating expenses as a result of increased content and production costs.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Growth Index and performed in line with the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. As of June 30, 2014, the range was $143 million to $4.51 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

During the six-month reporting period, the Fund’s underperformance of the Russell 2000® Growth Index was primarily the result of stock selection in the consumer discretionary and industrials sectors, which was only partially offset by strength in health care. Despite the tailwinds provided by significantly lower energy prices as well as continued improvements in employment and wages, stock selection in the consumer discretionary sector provided the largest negative impact to the Fund’s relative performance during the reporting period. We held shares of Capella Education Company, a provider of online undergraduate and graduate education,

10	Nuveen Investments

which underperformed despite solid fourth quarter results and in-line 2015 guidance. We believe the stock was weighed down by the combination of negative news events specific to other education companies and a rotation within the consumer discretionary sector away from more defensive-like business models. However, we continue to like the Capella Education story and own the stock. In the apparel and luxury goods category, women’s accessories manufacturer Vera Bradley, Inc. provided a disappointing outlook for 2015 with its fourth quarter earnings report. The report included substantial weakness in comparable store sales driven by soft traffic and increased spending on marketing, its e-commerce initiative and compensation. Without any near-term catalysts to fuel Vera Bradley’s turnaround story, we exited our position. We also owned a position in Lumber Liquidators Holdings, Inc., a manufacturer and marketer of hardwood flooring, as a means of participating in the housing recovery. The company’s stock dove sharply lower following fourth quarter earnings results when management revealed that “60 Minutes” would be airing a feature suggesting that its adhesives manufactured in China contained unacceptable levels of formaldehyde and posed a health hazard. While management refuted these allegations, we concluded that the impact to current sales and the potential ramifications from inventory write-downs, warranty liability and earnings impairment would create an extended overhang. Therefore, we exited our Lumber Liquidators position.

Another significant detractor to relative performance was stock selection in the industrials sector, including a name with extensive exposure to the energy complex. MasTec Inc., which is focused on the build-out of energy and telecommunications infrastructure, continued to be negatively impacted by uncertainties regarding the outlook for capital spending in those areas. Delays in its midstream pipeline business due to the overall uncertainty surrounding oil also weighed on MasTec’s shares. Away from energy-related issues, the Fund saw weak results from a position in Tutor Perini Corporation, a domestic-centric engineering and construction company specializing in large civil infrastructure and commercial building projects. Tutor Perini’s stock has been pressured downward since mid-2014, which was exacerbated in February after the company reported a significant decline in year-over-year fourth quarter earnings. Management cited a decrease in activity surrounding certain higher margin projects and timing around tunnel projects on the West Coast. However, we have maintained our position in Tutor Perini due to its 100% exposure to the domestic economy and construction end markets, which we are positively disposed to in 2015. Offsetting some of the weakness in industrials were strong results from a position in leading carpet tile manufacturer Interface, Inc. After underperformance in the previous reporting period, Interface reported results for fourth quarter 2014 that included stringent expense controls to drive significant operating margin leverage and double-digit order growth through the first quarter of 2015.

Security selection within the health care sector was the most significant positive contributor to the Fund’s relative performance, particularly among its medical equipment and biotechnology names. One of the Fund’s top stocks during the reporting period was Abiomed Inc., a manufacturer of temporary cardiovascular circulatory support devices, which surged in reaction to its fourth quarter earnings report that was substantially above investors’ expectations. The company also received a boost from formal FDA approval in late March for its device’s use in high-risk percutaneous coronary intervention, which should drive a sequence of additional regulatory events and Japanese approval to support continued robust growth. Also, shares of Inogen Inc., a manufacturer of portable oxygen concentrators for patients with pulmonary conditions, rose sharply following a December analyst day that highlighted the company’s growth potential in the $4-billion oxygen therapy market. Endologix, Inc., a manufacturer of abdominal aortic aneurism stent grafts, provided a positive clinical update regarding its innovative Nellix stent graft, which is taking market share in Europe and should launch in the United States in 2016. Cubist Pharmaceuticals, Inc., a provider of novel antibiotics for combatting complex, drug-resistant bacterial infections, announced in December that it would be acquired by the pharmaceutical giant Merck & Co. Inc. in a nearly $8 billion deal, equating to a significant premium. In the orthopedic area, shares of K2M Group Holdings Inc. rallied following the company’s third-quarter earnings report. It highlighted rapid surgeon conversion and salesforce productivity that drove robust growth in both the complex spine and degenerative spine businesses. Lastly, Receptos, Inc., a developer of drugs for the treatment of immune disorders, surged in late October when the company reported highly positive results in ulcerative colitis, further bolstering the company’s position as a potential acquisition candidate.

The Fund’s energy sector holdings outperformed the benchmark during the first half of the fiscal year even with the substantial volatility in the underlying commodity, fueled by OPEC’s unwillingness to cut production, which sent oil prices plummeting, followed by North American rig count reductions that have recently allowed crude prices to recover modestly. While the Fund did outperform overall in the sector, two of its more significant laggards were also found in energy. Oasis Petroleum Inc., a shale oil producer in the Williston Basin of North Dakota, saw its shares tumble as investors scrutinized the return potential of its acreage in a lower oil price environment. Similarly, Dril-Quip Inc. shares languished based on indications that order rates for sub-sea production equipment

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

would be curtailed and drive revenue contraction over the intermediate term. We sold these names in favor of maintaining positions in a pair of Permian Basin oil producers, Diamondback Energy, Inc. and RSP Permian, Inc., both of which have attractive growth profiles and superior capital productivity in the current commodity price environment and have performed strongly relative to their peers.

Stock selection was mixed in the information technology sector where several very strong performers were offset by weakness in others. The sector was home to the Fund’s top performing stock, Gigamon Inc., a leader in network visibility and network control products and solutions. After two poor quarters attributed to sales execution issues, Gigamon’s management team replaced the firm’s head of sales. The new hire immediately implemented systematic changes to refocus the company on growth. We began to see positive results from these changes as the company subsequently posted three consecutive quarters of revenue and profitability that exceeded analysts’ expectations. Also, marketing and consulting firm Sapient Corporation was a substantially positive contributor to stock selection in the technology group. In early November, the company announced that it would be acquired by the international advertising conglomerate Publicis Groupe for a significant premium in an all-cash deal valued at $3.7 billion. In addition, Microsemi Corporation, a manufacturer of comprehensive semiconductor and systems solutions, delivered on higher gross margins during the fourth quarter as recent, small acquisitions have turned profitable. Later in the reporting period, Microsemi announced an accretive and complementary acquisition of Vitesse Semiconductor Corp., which also helped drive its shares notably higher. Offsetting this favorable performance was the impact of the Fund’s position in Aruba Networks, Inc., a leading manufacturer of wireless local area network (WLAN) switches. Despite solid financial performance, shares of Aruba Networks lagged as investors became increasingly concerned that the WLAN market was oversupplied, with a number of publicly held competitors all vying for market share. Shortly after we sold the Fund’s position in Aruba Networks, the company announced its intent to sell operations to Hewlett-Packard Company, which further impacted the Fund’s relative performance. Also, shares of ARRIS Group, Inc., a manufacturer of broadband communications equipment to cable systems providers, slumped during the reporting period. Investors were concerned about decelerating spending resulting from anticipated major cable operator consolidation as well as fears of heightened competition from networking giant Cisco Systems, Inc., which could lead to a 2015 guidance reset. We decided to exit the Fund’s position in ARRIS Group during the reporting period.

In terms of positioning, the Fund is currently overweight in the major growth sector of information technology, which comprises just over one-quarter of the benchmark Russell 2000® Growth Index. Software is the most heavily-weighted industry group, particularly those companies involved in information security. Cyber security is an attractive secular trend, which we would view as a buying opportunity. Semiconductor-related fundamentals have been strong, driven by opportunities in the communications, automotive and industrial categories as well as an uptick in merger and acquisition (M&A) activity with six announced public company deals so far in 2015. Distributor inventories currently appear lean and the few pockets of demand weakness appear to be limited to personal computers and Chinese handsets.

Health care is another major growth sector where fundamentals remain positive and secular growth trends are attractive, leading us to be just over market weight in the group with a bias to increase the Fund’s participation. Biotechnology sector performance continues to be impressive in light of the strong fundamentals of the large-cap group, coupled with generally positive clinical advancements, the relative absence of safety issues or pricing pressures and numerous instances of M&A activity. However, given the group’s continued strong performance and rising valuations, we would not be surprised to see a pullback. We continue to utilize a barbell strategy of participating in names with major weights in the benchmark Russell 2000® Growth Index that have attractive growth prospects as well as focusing on emerging companies in areas such as advanced oncology research and gene therapy. The sector’s largest area of emphasis remains in the medical technology area, where there are a number of attractive unit growth opportunities in areas such as orthopedics, vascular technology and diabetes management.

12	Nuveen Investments

Risk Considerations

Nuveen Large Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	13

THIS PAGE INTENTIONALLY LEFT BLANK

14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.75%	17.59%	13.61%	8.79%
Class A Shares at maximum Offering Price	0.61%	10.84%	12.27%	8.15%
Russell 1000® Growth Index	6.54%	16.67%	15.49%	9.62%
Lipper Large-Cap Growth Funds Classification Average	5.46%	16.13%	13.79%	8.80%

Class C Shares	6.38%	16.73%	12.78%	7.98%
Class R3 Shares	6.63%	17.31%	13.33%	8.52%
Class I Shares	6.90%	17.90%	13.90%	9.06%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	6.94%	18.01%	18.05%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.74%	14.36%	14.37%	8.58%
Class A Shares at maximum Offering Price	3.42%	7.78%	13.03%	7.94%
Class C Shares	9.31%	13.47%	13.52%	7.78%
Class R3 Shares	9.59%	14.06%	14.08%	8.31%
Class I Shares	9.85%	14.61%	14.65%	8.86%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	9.91%	14.76%	19.14%

Since inception returns are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.25%	2.00%	1.50%	0.90%	1.00%

16	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.61%	15.79%	15.12%	10.08%
Class A Shares at maximum Offering Price	1.42%	9.14%	13.76%	9.43%
Russell Midcap® Growth Index	7.77%	16.46%	15.59%	10.55%
Lipper Mid-Cap Growth Funds Classification Average	6.84%	14.10%	13.88%	9.75%

Class C Shares	7.21%	14.90%	14.26%	9.26%
Class R3 Shares	7.49%	15.51%	14.83%	9.81%
Class I Shares	7.75%	16.07%	15.41%	10.36%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	7.81%	16.22%	19.36%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.47%	12.56%	16.05%	9.81%
Class A Shares at maximum Offering Price	5.07%	6.10%	14.69%	9.17%
Class C Shares	11.08%	11.72%	15.18%	8.99%
Class R3 Shares	11.34%	12.29%	15.76%	9.54%
Class I Shares	11.61%	12.85%	16.34%	10.09%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	11.69%	13.01%	20.89%

Since inception returns are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.92%	1.05%

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of Terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.85%	11.66%	12.55%	9.22%
Class A Shares at maximum Offering Price	(0.24)%	5.25%	11.23%	8.58%
Russell 2000® Growth Index	7.25%	14.65%	14.94%	10.41%
Lipper Small-Cap Growth Funds Classification Average	5.91%	11.59%	13.86%	9.45%

Class C Shares	5.45%	10.81%	11.72%	8.40%
Class R3 Shares	5.74%	11.41%	12.28%	8.94%
Class I Shares	5.98%	11.94%	12.84%	9.49%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.61%	9.30%	14.53%	8.79%
Class A Shares at maximum Offering Price	8.01%	2.99%	13.17%	8.15%
Class C Shares	14.21%	8.48%	13.68%	7.98%
Class R3 Shares	14.43%	8.99%	14.24%	8.51%
Class I Shares	14.75%	9.60%	14.82%	9.06%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.57%	2.32%	1.82%	1.32%
Net Expense Ratios	1.47%	2.22%	1.72%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.22% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen Investments

Holding

Summaries as of April 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Investments Purchased with Collateral from Securities Lending	18.1%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(18.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	7.6%
Technology Hardware, Storage & Peripherals	7.3%
Hotels, Restaurants & Leisure	6.3%
Specialty Retail	6.2%
Pharmaceuticals	6.0%
Internet & Catalog Retail	5.6%
IT Services	5.5%
Internet Software & Services	5.2%
Biotechnology	5.1%
Food & Staples Retailing	4.9%
Chemicals	3.5%
Textiles, Apparel & Luxury Goods	3.3%
Health Care Equipment & Supplies	3.3%
Airlines	2.7%
Media	2.6%
Oil, Gas & Consumable Fuels	2.5%
Road & Rail	2.3%
Other Industries	19.7%
Investments Purchased with Collateral from Securities Lending	18.1%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(18.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	7.3%
MasterCard, Inc.	2.9%
Visa Inc.	2.7%
Walt Disney Company	2.6%
Amazon.com, Inc.	2.4%

Nuveen Investments	19

Holding Summaries April 30, 2015 (continued)

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	98.9%
Investments Purchased with Collateral from Securities Lending	19.6%
Short-Term Investments	1.0%
Other Assets Less Liabilities	(19.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	10.3%
Specialty Retail	9.2%
Pharmaceuticals	4.9%
Health Care Providers & Services	3.9%
Diversified Financial Services	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Oil, Gas & Consumable Fuels	3.5%
Hotels, Restaurants & Leisure	3.5%
Machinery	3.3%
Household Durables	3.1%
Electrical Equipment	3.0%
Life Sciences Tools & Services	2.9%
Airlines	2.7%
Health Care Equipment & Supplies	2.6%
Biotechnology	2.6%
Beverages	2.4%
Internet & Catalog Retail	2.2%
Capital Markets	2.2%
Internet Software & Services	2.0%
IT Services	2.0%
Media	1.9%
Multiline Retail	1.8%
Electronic Equipment, Instruments & Components	1.8%
Other Industries	19.8%
Investments Purchased with Collateral from Securities Lending	19.6%
Short-Term Investments	1.0%
Other Assets Less Liabilities	(19.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Mylan NV	2.5%
Monster Beverage Corporation	2.4%
Moody’s Corporation	2.2%
Dollar Tree Stores Inc.	1.8%
Amphenol Corporation, Class A	1.8%

20	Nuveen Investments

Nuveen Small Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Investments Purchased with Collateral from Securities Lending	14.1%
Short-Term Investments	2.2%
Other Assets Less Liabilities	(14.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	13.1%
Health Care Equipment & Supplies	12.0%
Biotechnology	8.5%
Semiconductors & Semiconductor Equipment	5.3%
Banks	4.4%
Specialty Retail	3.7%
Hotels, Restaurants & Leisure	3.6%
Oil, Gas & Consumable Fuels	3.1%
Communications Equipment	3.0%
Health Care Providers & Services	2.8%
Food & Staples Retailing	2.7%
Capital Markets	2.6%
Electronic Equipment, Instruments & Components	2.5%
Pharmaceuticals	2.5%
Internet Software & Services	2.4%
Professional Services	2.4%
Construction & Engineering	2.4%
Electrical Equipment	2.3%
Other Industries	18.8%
Investments Purchased with Collateral from Securities Lending	14.1%
Short-Term Investments	2.2%
Other Assets Less Liabilities	(14.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Plantronics Inc.	1.8%
Abiomed, Inc.	1.8%
Team Health Holdings Inc.	1.8%
Diamondback Energy	1.7%
Capella Education Company	1.7%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2015.

The beginning of the period is November 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,067.50	$1,063.80	$1,066.30	$1,069.40	$1,069.00
Expenses Incurred During the Period	$6.51	$10.34	$7.74	$4.72	$5.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.50	$1,014.78	$1,017.31	$1,020.23	$1,019.74
Expenses Incurred During the Period	$6.36	$10.09	$7.55	$4.61	$5.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.02%, 1.51%, 0.92% and 1.02% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.10	$1,072.10	$1,074.90	$1,078.10	$1,077.50
Expenses Incurred During the Period	$6.74	$10.58	$8.03	$4.79	$5.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.18	$1,019.54
Expenses Incurred During the Period	$6.56	$10.29	$7.80	$4.66	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.93% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.50	$1,054.50	$1,057.40	$1,059.80
Expenses Incurred During the Period	$7.50	$11.31	$8.77	$6.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.50	$1,013.79	$1,016.27	$1,018.74
Expenses Incurred During the Period	$7.35	$11.08	$8.60	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Nuveen Large Cap Growth Opportunities Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 1.4%

48,200	Boeing Company	$6,908,988

	Airlines – 2.7%

143,307	Delta Air Lines, Inc.	6,397,224

164,833	Southwest Airlines Co.	6,685,626
	Total Airlines	13,082,850

	Biotechnology – 5.1%

19,104	Alexion Pharmaceuticals Inc., (2)	3,232,970

17,532	Biogen Inc., (2)	6,555,741

10,288	Bluebird Bio Inc., (2)	1,370,259

31,025	Celgene Corporation, (2), (3)	3,352,562

50,845	Gilead Sciences, Inc.	5,110,431

11,099	Regeneron Pharmaceuticals, Inc., (2), (3)	5,077,349
	Total Biotechnology	24,699,312

	Capital Markets – 1.0%

37,970	Ameriprise Financial, Inc.	4,756,882

	Chemicals – 3.5%

42,644	Ecolab Inc., (3)	4,775,275

25,409	PPG Industries, Inc.	5,629,618

22,832	Sherwin-Williams Company	6,347,296
	Total Chemicals	16,752,189

	Communications Equipment – 1.8%

163,886	Cisco Systems, Inc.	4,724,833

27,100	Palo Alto Networks, Incorporated, (2), (3)	4,003,212
	Total Communications Equipment	8,728,045

	Diversified Financial Services – 1.2%

54,841	Moody’s Corporation, (3)	5,896,504

	Electronic Equipment, Instruments & Components – 1.1%

95,372	Amphenol Corporation, Class A	5,280,748

	Energy Equipment & Services – 1.0%

67,314	Baker Hughes Incorporated	4,608,316

	Food & Staples Retailing – 4.9%

57,297	Costco Wholesale Corporation	8,196,336

93,039	CVS Caremark Corporation	9,237,842

24	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

86,806	Kroger Co.	$5,981,801
	Total Food & Staples Retailing	23,415,979

	Food Products – 0.8%

65,646	Hain Celestial Group Inc., (2), (3)	3,954,515

	Health Care Equipment & Supplies – 3.3%

377,553	Boston Scientific Corporation, (2)	6,727,994

30,697	DexCom, Inc., (2)	2,074,196

92,410	Medtronic, PLC	6,879,925
	Total Health Care Equipment & Supplies	15,682,115

	Health Care Providers & Services – 2.2%

28,442	CIGNA Corporation	3,545,011

31,122	McKesson HBOC Inc.	6,952,655
	Total Health Care Providers & Services	10,497,666

	Hotels, Restaurants & Leisure – 6.3%

9,498	Chipotle Mexican Grill, (2), (3)	5,901,487

179,367	Hilton Worldwide Holdings Inc., (2)	5,194,468

73,620	Marriott International, Inc., Class A	5,893,281

55,473	Royal Caribbean Cruises Limited, (3)	3,775,492

188,453	Starbucks Corporation	9,343,500
	Total Hotels, Restaurants & Leisure	30,108,228

	Household Durables – 1.0%

97,703	Jarden Corporation, (3)	5,000,440

	Industrial Conglomerates – 1.6%

48,901	3M Co.	7,647,627

	Internet & Catalog Retail – 5.6%

27,795	Amazon.com, Inc., (2), (3)	11,723,375

11,297	NetFlix.com Inc., (2), (3)	6,286,781

7,087	priceline.com Incorporated, (2)	8,772,359
	Total Internet & Catalog Retail	26,782,515

	Internet Software & Services – 5.2%

147,264	Facebook Inc., Class A Shares, (2)	11,599,985

16,070	Google Inc., Class A, (2)	8,818,734

18,426	LinkedIn Corporation, Class A Shares, (2)	4,645,747
	Total Internet Software & Services	25,064,466

	IT Services – 5.5%

152,850	MasterCard, Inc., (3)	13,788,599

193,441	Visa Inc., (3)	12,776,778
	Total IT Services	26,565,377

Nuveen Investments	25

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.7%

17,742	Illumina Inc., (2)	$3,268,964

	Machinery – 1.0%

49,825	Wabtec Corporation	4,686,041

	Media – 2.6%

114,807	Walt Disney Company	12,481,817

	Multiline Retail – 2.3%

98,417	Dollar Tree Stores Inc., (2)	7,520,043

45,675	Target Corporation	3,600,560
	Total Multiline Retail	11,120,603

	Oil, Gas & Consumable Fuels – 2.5%

67,827	Diamondback Energy	5,600,475

63,501	EOG Resources, Inc.	6,283,424
	Total Oil, Gas & Consumable Fuels	11,883,899

	Pharmaceuticals – 6.0%

129,506	AbbVie Inc.	8,373,858

39,353	Actavis PLC, (2), (3)	11,131,390

27,166	Bristol-Myers Squibb Company	1,731,289

106,631	Mylan NV, (2), (3)	7,705,156
	Total Pharmaceuticals	28,941,693

	Road & Rail – 2.3%

48,051	Old Dominion Freight Line, (2), (3)	3,417,868

73,359	Union Pacific Corporation	7,792,927
	Total Road & Rail	11,210,795

	Semiconductors & Semiconductor Equipment – 0.8%

194,946	Applied Materials, Inc.	3,857,981

	Software – 7.6%

202,405	Activision Blizzard Inc.	4,617,870

156,948	Electronic Arts Inc., (2)	9,117,109

49,364	Intuit, Inc.	4,952,690

56,701	Red Hat, Inc., (2)	4,267,317

73,140	Salesforce.com, Inc., (2), (3)	5,326,055

53,872	ServiceNow Inc., (2), (3)	4,032,858

31,434	Splunk Inc., (2), (3)	2,085,489

19,899	Tableau Software Inc., Class A, (2), (3)	1,946,918
	Total Software	36,346,306

	Specialty Retail – 6.2%

67,250	CarMax, Inc., (2)	4,580,398

92,665	Home Depot, Inc.	9,913,302

26	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

43,272	L Brands Inc.	$3,866,786

22,165	O’Reilly Automotive Inc., (2), (3)	4,828,202

19,743	Signet Jewelers Limited	2,648,129

25,615	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	3,870,170
	Total Specialty Retail	29,706,987

	Technology Hardware, Storage & Peripherals – 7.3%

280,762	Apple, Inc.	35,137,366

	Textiles, Apparel & Luxury Goods – 3.3%

181,602	Hanesbrands Inc.	5,644,190

40,799	Lululemon Athletica Inc., (2), (3)	2,596,448

78,849	Nike, Inc., Class B	7,793,435
	Total Textiles, Apparel & Luxury Goods	16,034,073

	Trading Companies & Distributors – 0.7%

35,642	United Rentals Inc., (2)	3,442,304

	Wireless Telecommunication Services – 1.1%

46,771	SBA Communications Corporation, (2)	5,417,017
	Total Long-Term Investments (cost $340,698,814)	478,968,608

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 18.1%

	Money Market Funds – 18.1%

86,989,496	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)	$86,989,496
	Total Investments Purchased with Collateral from Securities Lending (cost $86,989,496)	86,989,496

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

3,173,241	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$3,173,241
	Total Short-Term Investments (cost $3,173,241)	3,173,241
	Total Investments (cost $430,861,551) – 118.4%	569,131,345
	Other Assets Less Liabilities – (18.4)%	(88,490,295)
	Net Assets – 100%	$480,641,050
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $83,448,908.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	27

Nuveen Mid Cap Growth Opportunities Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 1.3%

180,254	Rockwell Collins, Inc., (2)	$17,544,122

	Airlines – 2.7%

316,872	Delta Air Lines, Inc.	14,145,166

527,118	Southwest Airlines Co.	21,379,906
	Total Airlines	35,525,072

	Auto Components – 1.2%

184,270	Delphi Automotive PLC, (2)	15,294,410

	Beverages – 2.4%

231,265	Monster Beverage Corporation, (3)	31,708,744

	Biotechnology – 2.6%

69,429	Alexion Pharmaceuticals Inc., (3)	11,749,470

58,853	BioMarin Pharmaceutical Inc., (2), (3)	6,594,479

55,182	Bluebird Bio Inc., (2), (3)	7,349,691

71,217	Medivation, Inc., (3)	8,598,741
	Total Biotechnology	34,292,381

	Capital Markets – 2.2%

285,304	Lazard Limited, (2)	15,129,671

356,267	Virtu Financial, Inc., Class A Shares, (3)	7,620,551

293,697	WisdomTree Investments Inc., (2)	5,591,991
	Total Capital Markets	28,342,213

	Chemicals – 1.0%

58,512	PPG Industries, Inc.	12,963,919

	Communications Equipment – 1.4%

125,943	Palo Alto Networks, Incorporated, (2), (3)	18,604,300

	Diversified Consumer Services – 0.9%

771,947	LifeLock, Incorporated, (3)	11,278,146

	Diversified Financial Services – 3.7%

162,672	CBOE Holdings Inc., (2)	9,153,553

104,948	McGraw-Hill Companies, Inc.	10,946,076

261,312	Moody’s Corporation, (2)	28,096,266
	Total Diversified Financial Services	48,195,895

	Diversified Telecommunication Services – 0.9%

449,009	Zayo Group Holdings, Inc., (2), (3)	11,921,189

28	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 3.0%

73,394	Acuity Brands Inc.	$12,253,128

242,285	Ametek Inc., (2)	12,700,580

246,590	Sensata Technologies Holdings, (2), (3)	13,614,234
	Total Electrical Equipment	38,567,942

	Electronic Equipment, Instruments & Components – 1.8%

427,251	Amphenol Corporation, Class A	23,656,888

	Energy Equipment & Services – 1.3%

306,665	Cooper Cameron Corporation, (3)	16,811,375

	Food Products – 1.3%

272,715	Hain Celestial Group Inc., (2), (3)	16,428,352

	Health Care Equipment & Supplies – 2.6%

139,377	Abiomed, Inc., (3)	8,811,414

983,559	Boston Scientific Corporation, (3)	17,527,021

122,731	DexCom, Inc., (3)	8,292,934
	Total Health Care Equipment & Supplies	34,631,369

	Health Care Providers & Services – 3.9%

175,309	AmerisourceBergen Corporation	20,037,819

101,491	Henry Schein Inc., (2), (3)	13,914,416

143,870	Universal Health Services, Inc., Class B	16,825,597
	Total Health Care Providers & Services	50,777,832

	Hotels, Restaurants & Leisure – 3.5%

30,433	Chipotle Mexican Grill, (2), (3)	18,909,240

511,981	Hilton Worldwide Holdings Inc., (3)	14,826,970

135,846	Jack in the Box Inc., Term Loan	11,787,357
	Total Hotels, Restaurants & Leisure	45,523,567

	Household Durables – 3.1%

118,155	Harman International Industries Inc.	15,405,049

231,972	Jarden Corporation, (2)	11,872,327

77,287	Mohawk Industries Inc., (2), (3)	13,409,295
	Total Household Durables	40,686,671

	Industrial Conglomerates – 1.5%

115,068	Roper Technologies, Inc.	19,350,986

	Internet & Catalog Retail – 2.2%

33,904	NetFlix.com Inc., (2), (3)	18,867,576

8,059	priceline.com Incorporated, (3)	9,975,511
	Total Internet & Catalog Retail	28,843,087

	Internet Software & Services – 2.0%

71,502	LinkedIn Corporation, Class A Shares, (3)	18,027,799

Nuveen Investments	29

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

207,582	Twitter Inc., (3)	$8,087,395
	Total Internet Software & Services	26,115,194

	IT Services – 2.0%

44,657	Alliance Data Systems Corporation, (2), (3)	13,276,973

153,171	Gartner Inc., (2), (3)	12,710,130
	Total IT Services	25,987,103

	Life Sciences Tools & Services – 2.9%

105,471	Illumina Inc., (3)	19,433,032

278,340	Quintiles Transnational Corporation, (3)	18,337,039
	Total Life Sciences Tools & Services	37,770,071

	Machinery – 3.3%

82,966	Flowserve Corporation	4,856,000

178,436	WABCO Holdings Inc.	22,206,360

175,224	Wabtec Corporation	16,479,815
	Total Machinery	43,542,175

	Marine – 1.1%

180,763	Kirby Corporation, (3)	14,195,318

	Media – 1.9%

232,687	Liberty Broadband Corporation, Class A Shares, (3)	12,620,943

466,365	Live Nation Inc., (3)	11,687,107
	Total Media	24,308,050

	Multiline Retail – 1.8%

313,476	Dollar Tree Stores Inc., (3)	23,952,701

	Oil, Gas & Consumable Fuels – 3.5%

164,773	Concho Resources Inc., (2), (3)	20,870,148

151,030	Diamondback Energy	12,470,547

467,609	Matador Resources Company, (2), (3)	12,962,121
	Total Oil, Gas & Consumable Fuels	46,302,816

	Pharmaceuticals – 4.9%

88,027	Jazz Pharmaceuticals, Inc., (2), (3)	15,730,425

135,602	Mallinckrodt PLC, (2), (3)	15,347,434

456,409	Mylan NV, (2), (3)	32,980,114
	Total Pharmaceuticals	64,057,973

	Professional Services – 1.3%

299,915	Robert Half International Inc.	16,630,287

	Road & Rail – 1.6%

326,672	Knight Transportation Inc.	9,440,821

30	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail (continued)

166,263	Old Dominion Freight Line, (2), (3)	$11,826,287
	Total Road & Rail	21,267,108

	Semiconductors & Semiconductor Equipment – 3.6%

843,491	Applied Materials, Inc.	16,692,687

213,503	Lam Research Corporation	16,136,557

148,753	NXP Semiconductors NV, (3)	14,298,138
	Total Semiconductors & Semiconductor Equipment	47,127,382

	Software – 10.3%

617,690	Activision Blizzard Inc.	14,092,597

364,798	Electronic Arts Inc., (2), (3)	21,191,116

229,706	Fortinet Inc., (3)	8,669,104

205,710	Intuit, Inc.	20,638,884

255,088	Red Hat, Inc., (3)	19,197,923

196,488	ServiceNow Inc., (2), (3)	14,709,092

298,504	Solarwinds, Inc., (3)	14,561,025

169,822	Splunk Inc., (2), (3)	11,266,841

100,485	Tableau Software Inc., Class A, (2), (3)	9,831,452
	Total Software	134,158,034

	Specialty Retail – 9.2%

142,227	Advance Auto Parts, Inc.	20,338,461

448,134	Best Buy Co., Inc.	15,527,843

170,244	Foot Locker, Inc., (2)	10,121,006

405,707	Michaels Cos Inc., (2), (3)	10,491,583

142,239	Restoration Hardware Holdings Incorporated, (2), (3)	12,256,735

178,416	Ross Stores, Inc.	17,641,774

124,557	Signet Jewelers Limited	16,706,830

115,145	Ulta Salon, Cosmetics & Fragrance, Inc., (3)	17,397,258
	Total Specialty Retail	120,481,490

	Textiles, Apparel & Luxury Goods – 1.5%

616,795	Hanesbrands Inc.	19,169,989

	Thrifts & Mortgage Finance – 0.8%

110,239	BofI Holdings, Inc., (2), (3)	10,121,043

	Trading Companies & Distributors – 1.3%

182,174	United Rentals Inc., (3)	17,594,365

	Wireless Telecommunication Services – 1.4%

156,940	SBA Communications Corporation, (3)	18,176,791
	Total Long-Term Investments (cost $1,045,678,798)	1,291,906,350

Nuveen Investments	31

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 19.6%

	Money Market Funds – 19.6%

255,577,131	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)	$255,577,131
	Total Investments Purchased with Collateral from Securities Lending (cost $255,577,131)	255,577,131

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

12,597,041	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$12,597,041
	Total Short-Term Investments (cost $12,597,041)	12,597,041
	Total Investments (cost $1,313,852,970) – 119.5%	1,560,080,522
	Other Assets Less Liabilities – (19.5)%	(254,758,392)
	Net Assets – 100%	$1,305,322,130

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $243,864,843.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Small Cap Growth Opportunities Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Auto Components – 1.3%

22,803	Tenneco Inc., (2)	$1,332,835

	Automobiles – 1.4%

24,903	Thor Industries, Inc.	1,498,414

	Banks – 4.4%

58,711	Cathay General Bancorp.	1,677,960

40,598	Privatebancorp, Inc.	1,504,968

44,250	Western Alliance Bancorporation, (2)	1,368,210
	Total Banks	4,551,138

	Biotechnology – 8.5%

24,256	Applied Genetic Technologies Corporation, (2)	464,260

7,287	Bluebird Bio Inc., (2)	970,556

20,041	Cepheid, Inc., (2)	1,124,300

6,667	Clovis Oncology Inc., (2), (3)	535,760

30,294	Dyax Corporation, (2)	724,330

14,568	ISIS Pharmaceuticals, Inc., (2), (3)	826,297

13,214	Neurocrine Biosciences Inc., (2)	450,465

26,067	Oncomed Pharmaceuticals Inc., (2)	625,087

4,749	Puma Biotechnology Inc., (2), (3)	857,574

8,556	Receptos Inc., (2)	1,260,641

10,686	Synageva BioPharma Corporation, (2), (3)	982,685
	Total Biotechnology	8,821,955

	Capital Markets – 2.6%

28,376	Evercore Partners Inc.	1,368,858

25,792	Stifel Financial Corporation, (2)	1,362,849
	Total Capital Markets	2,731,707

	Chemicals – 1.6%

43,185	PolyOne Corporation	1,686,374

	Commercial Services & Supplies – 2.3%

21,356	HNI Corporation	996,044

64,899	Interface, Inc.	1,410,255
	Total Commercial Services & Supplies	2,406,299

	Communications Equipment – 3.0%

35,223	Plantronics Inc.	1,876,329

Nuveen Investments	33

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment (continued)

52,172	Radware, Limited, (2)	$1,234,911
	Total Communications Equipment	3,111,240

	Construction & Engineering – 2.4%

60,932	MasTec Inc., (2)	1,093,120

63,417	Tutor Perini Corporation, (2)	1,344,440
	Total Construction & Engineering	2,437,560

	Distributors – 1.4%

23,053	Pool Corporation	1,495,909

	Diversified Consumer Services – 1.7%

32,231	Capella Education Company	1,741,441

	Electrical Equipment – 2.3%

33,337	Generac Holdings Inc., (2), (3)	1,389,820

44,262	Thermon Group Holdings Inc., (2)	1,029,977
	Total Electrical Equipment	2,419,797

	Electronic Equipment, Instruments & Components – 2.5%

14,668	OSI Systems Inc., (2)	985,836

38,142	Plexus Corporation, (2), (3)	1,642,013
	Total Electronic Equipment, Instruments & Components	2,627,849

	Food & Staples Retailing – 2.7%

42,216	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	1,111,125

24,596	United Natural Foods Inc., (2)	1,659,246
	Total Food & Staples Retailing	2,770,371

	Food Products – 1.6%

19,877	Treehouse Foods Inc., (2)	1,615,205

	Health Care Equipment & Supplies – 12.0%

29,387	Abiomed, Inc., (2)	1,857,846

24,013	DexCom, Inc., (2)	1,622,558

73,422	Endologix, Inc., (2), (3)	1,142,446

72,251	Globus Medical Inc., Class A, (2)	1,726,076

24,995	Inogen Inc., (2)	918,316

35,073	Insulet Corporation, (2)	1,046,929

68,856	K2M Group Holdings Inc., (2), (3)	1,446,665

86,440	Nxstage Medical, Inc., (2)	1,584,445

42,510	Spectranetics Corporation, (2), (3)	1,090,382
	Total Health Care Equipment & Supplies	12,435,663

	Health Care Providers & Services – 2.8%

24,856	HealthSouth Corporation	1,123,988

34	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

30,695	Team Health Holdings Inc., (2)	$1,828,501
	Total Health Care Providers & Services	2,952,489

	Hotels, Restaurants & Leisure – 3.6%

53,254	Del Friscos Restaurant Group, (2)	1,074,133

85,116	Potbelly Corporation, (2), (3)	1,277,591

41,953	Texas Roadhouse, Inc.	1,409,621
	Total Hotels, Restaurants & Leisure	3,761,345

	Internet Software & Services – 2.4%

33,669	Constant Contact Inc., (2)	1,173,365

20,140	Shutterstock Incorporated, (2)	1,359,249
	Total Internet Software & Services	2,532,614

	IT Services – 1.1%

53,514	Perficient, Inc., (2)	1,103,994

	Leisure Products – 1.6%

32,693	Brunswick Corporation, (3)	1,635,958

	Machinery – 2.2%

39,255	Altra Industrial Motion, Inc., (3)	1,035,154

138,478	Mueller Water Products Inc.	1,296,154
	Total Machinery	2,331,308

	Oil, Gas & Consumable Fuels – 3.1%

21,717	Diamondback Energy	1,793,173

48,892	RSP Permian Inc., (2)	1,418,846
	Total Oil, Gas & Consumable Fuels	3,212,019

	Pharmaceuticals – 2.5%

17,609	Cempra Inc., (2)	554,507

20,167	Pacira Pharmaceuticals, Inc., (2), (3)	1,381,036

17,273	Tetraphase Pharmaceuticals Inc., (2)	609,391
	Total Pharmaceuticals	2,544,934

	Professional Services – 2.4%

38,357	Korn Ferry International	1,209,396

43,768	TrueBlue Inc., (2)	1,259,643
	Total Professional Services	2,469,039

	Real Estate Investment Trust – 1.2%

13,891	Sovran Self Storage Inc.	1,213,240

	Road & Rail – 1.4%

59,445	Swift Transportation Company, (2)	1,438,569

Nuveen Investments	35

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 5.3%

15,581	Cavium Networks Inc., (2)	$1,009,493

34,931	Mellanox Technologies, Limited, (2), (3)	1,623,942

43,125	Microsemi Corporation, (2)	1,438,650

39,720	MKS Instruments Inc.	1,382,653
	Total Semiconductors & Semiconductor Equipment	5,454,738

	Software – 13.1%

29,979	Barracuda Networks Inc., (2)	1,215,049

40,739	Broadsoft Inc., (2)	1,288,982

83,310	Cadence Design Systems, Inc., (2), (3)	1,553,732

37,401	CommVault Systems, Inc., (2)	1,711,096

35,914	Fortinet Inc., (2)	1,355,394

45,873	Gigamon Inc., (2)	1,350,042

56,188	Infoblox, Incorporated, (2)	1,323,789

29,802	Solarwinds, Inc., (2)	1,453,742

29,315	Synchronoss Technologies, Inc., (2), (3)	1,344,972

6,352	Ultimate Software Group, Inc., (2), (3)	1,055,829

591,081	VideoPropulsion Inc., (2), (4)	—
	Total Software	13,652,627

	Specialty Retail – 3.7%

105,831	Express Inc., (2)	1,725,045

16,708	Genesco Inc., (2)	1,129,291

31,897	Zumiez, Inc., (2), (3)	1,011,460
	Total Specialty Retail	3,865,796
	Total Long-Term Investments (cost $83,618,851)	101,852,427

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 14.1%

	Money Market Funds – 14.1%

14,629,907	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (5), (6)	$14,629,907
	Total Investments Purchased with Collateral from Securities Lending (cost $14,629,907)	14,629,907

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.2%

	Money Market Funds – 2.2%

2,317,819	First American Treasury Obligations Fund, Class Z, 0.000%, (5)	$2,317,819
	Total Short-Term Investments (cost $2,317,819)	2,317,819
	Total Investments (cost $100,566,577) – 114.4%	118,800,153
	Other Assets Less Liabilities – (14.4)%	(14,956,255)
	Net Assets – 100%	$103,843,898

36	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $13,329,092.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Assets and Liabilities	April 30, 2015 (Unaudited)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $340,698,814, $1,045,678,798 and $83,618,851, respectively)	$478,968,608	$1,291,906,350	$101,852,427
Investments purchased with collateral from securities lending, at value (cost approximates value)	86,989,496	255,577,131	14,629,907
Short-term investments, at value (cost approximates value)	3,173,241	12,597,041	2,317,819
Receivable for:
Dividends	235,678	323,588	—
Due from broker	7,947	19,692	4,511
Investments sold	6,474,275	10,989,756	272,367
Reclaims	—	4,745	—
Shares sold	123,291	1,363,915	44,532
Other assets	56,400	80,528	25,335
Total assets	576,028,936	1,572,862,746	119,146,898
Liabilities
Cash overdraft	49,278	—	—
Payable for:
Collateral from securities lending program	86,989,496	255,577,131	14,629,907
Investments purchased	6,940,320	9,173,942	479,945
Shares redeemed	791,122	1,058,892	40,825
Accrued expenses:
Directors fees	21,750	46,900	777
Management fees	338,850	942,344	90,448
12b-1 distribution and service fees	42,151	130,987	10,884
Other	214,919	610,420	50,214
Total liabilities	95,387,886	267,540,616	15,303,000
Net assets	$480,641,050	$1,305,322,130	$103,843,898
Class A Shares
Net assets	$130,202,061	$386,048,735	$37,061,128
Shares outstanding	3,630,526	9,092,997	1,634,658
Net asset value (“NAV”) per share	$35.86	$42.46	$22.67
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$38.05	$45.05	$24.05
Class C Shares
Net assets	$13,404,986	$24,681,608	$2,423,673
Shares outstanding	433,303	707,165	128,428
NAV and offering price per share	$30.94	$34.90	$18.87
Class R3 Shares
Net assets	$7,832,674	$69,416,210	$1,893,234
Shares outstanding	226,382	1,713,712	86,900
NAV and offering price per share	$34.60	$40.51	$21.79
Class R6 Shares
Net assets	$20,000,824	$36,938,280	$—
Shares outstanding	519,947	758,841	—
NAV and offering price per share	$38.47	$48.68	$—
Class I Shares
Net assets	$309,200,505	$788,237,297	$62,465,863
Shares outstanding	8,058,824	16,246,879	2,428,348
NAV and offering price per share	$38.37	$48.52	$25.72
Net assets consist of:
Capital paid-in	$276,209,603	$990,304,582	$82,429,130
Undistributed (Over-distribution of) net investment income	5,741,319	(4,289,963)	(478,542)
Accumulated net realized gain (loss)	60,420,334	73,079,959	3,659,734
Net unrealized appreciation (depreciation)	138,269,794	246,227,552	18,233,576
Net assets	$480,641,050	$1,305,322,130	$103,843,898
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Operations	Six Months Ended April 30, 2015 (Unaudited)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income	$8,587,039	$3,150,258	$187,204
Securities lending income, net	41,973	161,909	38,672
Total investment income	8,629,012	3,312,167	225,876
Expenses
Management fees	2,137,829	5,530,531	524,984
12b-1 service fees – Class A Shares	168,346	472,576	47,178
12b-1 distribution and service fees – Class C Shares	69,140	120,773	11,894
12b-1 distribution and service fees – Class R3 Shares	21,402	164,547	4,879
Custodian fees	64,499	111,283	14,352
Directors fees	7,339	18,509	1,586
Federal and state registration fees	38,416	46,680	26,673
Professional fees	28,817	52,791	14,393
Shareholder reporting expenses	39,750	80,435	17,051
Shareholder servicing agent fees	280,366	950,285	62,716
Other	2,450	5,228	1,389
Total expenses before fee waiver/expense reimbursement	2,858,354	7,553,638	727,095
Fee waiver/expense reimbursement	—	—	(22,677)
Net expenses	2,858,354	7,553,638	704,418
Net investment income (loss)	5,770,658	(4,241,471)	(478,542)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	60,955,413	77,431,272	4,306,507
Change in net unrealized appreciation (depreciation) of investments	(33,370,765)	21,969,701	2,143,344
Net realized and unrealized gain (loss)	27,584,648	99,400,973	6,449,851
Net increase (decrease) in net assets from operations	$33,355,306	$95,159,502	$5,971,309

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$5,770,658	$(1,448,260)	$(4,241,471)	$(8,677,538)	$(478,542)	$(900,254)
Net realized gain (loss) from investments	60,955,413	91,580,047	77,431,272	231,344,771	4,306,507	12,730,722
Change in net unrealized appreciation (depreciation) of investments	(33,370,765)	(29,259,565)	21,969,701	(67,482,894)	2,143,344	(3,210,871)
Net increase (decrease) in net assets from operations	33,355,306	60,872,222	95,159,502	155,184,339	5,971,309	8,619,597
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class R3 Shares	—	—	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
From accumulated net realized gains:
Class A Shares	(23,403,600)	(24,236,445)	(63,095,209)	(63,349,741)	(4,471,368)	(7,268,048)
Class C Shares	(2,680,855)	(2,511,114)	(4,791,958)	(4,481,915)	(319,340)	(475,333)
Class R3 Shares	(1,555,935)	(1,764,930)	(11,403,833)	(8,738,211)	(245,744)	(356,350)
Class R6 Shares	(3,364,017)	(4,240,519)	(2,495,372)	(4,324,392)	—	—
Class I Shares	(58,751,935)	(61,056,809)	(123,471,077)	(126,230,200)	(6,745,694)	(7,704,173)
Decrease in net assets from distributions to shareholders	(89,756,342)	(93,809,817)	(205,257,449)	(207,124,459)	(11,782,146)	(15,803,904)
Fund Share Transactions
Proceeds from sale of shares	25,596,415	94,779,280	116,911,411	271,666,021	5,963,207	33,225,866
Proceeds from shares issued to shareholders due to reinvestment of distributions	63,521,406	65,361,328	180,877,867	177,933,816	9,392,517	11,385,858
	89,117,821	160,140,608	297,789,278	449,599,837	15,355,724	44,611,724
Cost of shares redeemed	(117,295,728)	(187,564,224)	(173,364,493)	(335,793,851)	(11,905,255)	(24,619,284)
Net increase (decrease) in net assets from Fund share transactions	(28,177,907)	(27,423,616)	124,424,785	113,805,986	3,450,469	19,992,440
Net increase (decrease) in net assets	(84,578,943)	(60,361,211)	14,326,838	61,865,866	(2,360,368)	12,808,133
Net assets at the beginning of period	565,219,993	625,581,204	1,290,995,292	1,229,129,426	106,204,266	93,396,133
Net assets at the end of period	$480,641,050	$565,219,993	$1,305,322,130	$1,290,995,292	$103,843,898	$106,204,266
Undistributed (Over-distribution of) net investment income at the end of period	$5,741,319	$(29,339)	$(4,289,963)	$(48,492)	$(478,542)	$—

See accompanying notes to financial statements.

40	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	41

Financial

Highlights (Unaudited)

Large Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2015(f)	$40.48	$0.39	$1.86	$2.25	$—	$(6.87)	$(6.87)	$35.86
2014	43.26	(0.16)	4.12	3.96	—	(6.74)	(6.74)	40.48
2013	34.09	(0.05)	9.63	9.58	—	(0.41)	(0.41)	43.26
2012	32.92	(0.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(0.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(0.09)	6.15	6.06	(0.05)	—	(0.05)	30.24
Class C (9/01)
2015(f)	35.97	0.22	1.62	1.84	—	(6.87)	(6.87)	30.94
2014	39.42	(0.40)	3.69	3.29	—	(6.74)	(6.74)	35.97
2013	31.34	(0.31)	8.80	8.49	—	(0.41)	(0.41)	39.42
2012	30.57	(0.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(0.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(0.27)	5.76	5.49	—	—	—	28.30
Class R3 (11/00)
2015(f)	39.33	0.31	1.83	2.14	—	(6.87)	(6.87)	34.60
2014	42.32	(0.25)	4.00	3.75	—	(6.74)	(6.74)	39.33
2013	33.44	(0.14)	9.43	9.29	—	(0.41)	(0.41)	42.32
2012	32.39	(0.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(0.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(0.16)	6.07	5.91	—	—	—	29.83
Class R6 (2/13)
2015(f)	42.85	0.48	2.01	2.49	—	(6.87)	(6.87)	38.47
2014	45.27	(0.02)	4.34	4.32	—	(6.74)	(6.74)	42.85
2013(d)	37.47	(0.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2015(f)	42.78	0.45	2.01	2.46	—	(6.87)	(6.87)	38.37
2014	45.24	(0.06)	4.34	4.28	—	(6.74)	(6.74)	42.78
2013	35.55	0.06	10.04	10.10	—	(0.41)	(0.41)	45.24
2012	34.19	(0.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(0.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(0.03)	6.38	6.35	(0.11)	—	(0.11)	31.33

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.75%	$130,202	1.27	%*	2.16%*	1.27	%*	2.16%*	43%
10.50	143,891	1.25		(0.40)	1.25		(0.40)	66
28.39	165,791	1.24		(0.14)	1.24		(0.14)	72
7.66	134,788	1.26		(0.42)	1.23		(0.39)	73
8.86	84,875	1.20		(0.46)	1.20		(0.46)	88
25.03	66,409	1.21		(0.36)	1.20		(0.35)	106

6.38	13,405	2.02	*	1.42 *	2.02	*	1.42 *	43
9.73	14,462	2.00		(1.15)	2.00		(1.15)	66
27.43	14,963	1.99		(0.89)	1.99		(0.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106

6.63	7,833	1.51	*	1.78 *	1.51	*	1.78 *	43
10.22	8,724	1.50		(0.64)	1.50		(0.64)	66
28.07	11,320	1.49		(0.39)	1.49		(0.39)	72
7.40	9,658	1.51		(0.70)	1.48		(0.67)	73
8.58	3,431	1.45		(0.72)	1.45		(0.72)	88
24.71	742	1.46		(0.60)	1.45		(0.59)	106

6.94	20,001	0.92	*	2.48 *	0.92	*	2.48 *	43
10.90	22,672	0.90		(0.05)	0.90		(0.05)	66
20.82	28,966	0.91	*	(0.06)*	0.91	*	(0.06)*	72

6.90	309,201	1.02	*	2.31 *	1.02	*	2.31 *	43
10.78	375,471	1.00		(0.15)	1.00		(0.15)	66
28.69	403,480	0.99		0.14	0.99		0.14	72
7.94	418,144	1.01		(0.13)	0.98		(0.11)	73
9.13	435,619	0.95		(0.17)	0.95		(0.17)	88
25.34	546,605	0.96		(0.11)	0.95		(0.10)	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Mid Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2015(f)	$47.67	$(0.17)	$3.13	$2.96	$—	$(8.17)	$(8.17)	$42.46
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(0.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(0.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(0.18)	8.61	8.43	—	—	—	37.26
Class C (9/01)
2015(f)	40.77	(0.27)	2.57	2.30	—	(8.17)	(8.17)	34.90
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(0.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(0.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(0.39)	7.93	7.54	—	—	—	34.21
Class R3 (12/00)
2015(f)	45.90	(0.21)	2.99	2.78	—	(8.17)	(8.17)	40.51
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(0.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(0.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(0.26)	8.47	8.21	—	—	—	36.58
Class R6 (2/13)
2015(f)	53.36	(0.10)	3.59	3.49	—	(8.17)	(8.17)	48.68
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(d)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2015(f)	53.24	(0.13)	3.58	3.45	—	(8.17)	(8.17)	48.52
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(0.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(0.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(0.11)	9.26	9.15	—	—	—	40.09

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

7.61%	$386,049	1.31	%*	(0.80)%*	1.31	%*	(0.80)%*	52%
12.89	371,601	1.30		(0.81)	1.30		(0.81)	106
30.27	355,086	1.30		(0.38)	1.29		(0.38)	108
6.88	306,507	1.30		(0.42)	1.27		(0.39)	113
11.00	289,038	1.26		(0.53)	1.26		(0.53)	114
29.24	275,040	1.23		(0.57)	1.23		(0.57)	114

7.21	24,682	2.06	*	(1.54)*	2.06	*	(1.54)*	52
12.01	24,304	2.05		(1.56)	2.05		(1.56)	106
29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114

7.49	69,416	1.56	*	(1.04)*	1.56	*	(1.04)*	52
12.59	64,262	1.55		(1.10)	1.55		(1.10)	106
29.97	47,168	1.55		(0.63)	1.54		(0.63)	108
6.59	38,869	1.55		(0.67)	1.52		(0.64)	113
10.72	34,929	1.51		(0.77)	1.51		(0.77)	114
28.94	33,772	1.48		(0.82)	1.48		(0.82)	114

7.81	36,938	0.93	*	(0.43)*	0.93	*	(0.43)*	52
13.31	16,192	0.92		(0.44)	0.92		(0.44)	106
20.12	25,874	0.92	*	(0.14)*	0.92	*	(0.14)*	108

7.75	788,237	1.06	*	(0.54)*	1.06	*	(0.54)*	52
13.15	814,636	1.05		(0.56)	1.05		(0.56)	106
30.60	776,915	1.05		(0.13)	1.04		(0.12)	108
7.13	744,480	1.05		(0.17)	1.02		(0.14)	113
11.30	728,843	1.01		(0.21)	1.01		(0.21)	114
29.57	993,053	0.98		(0.31)	0.98		(0.31)	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Small Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated NetRealized Gains	Total	Ending NAV
Class A (8/95)
2015(e)	$24.41	$(0.12)	$1.33	$1.21	$—	$(2.95)	$(2.95)	$22.67
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(0.21)	1.35	1.14	—	(0.30)	(0.30)	21.25
2011	19.04	(0.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(0.18)	4.67	4.49	—	—	—	19.04
Class C (9/01)
2015(e)	20.89	(0.17)	1.10	0.93	—	(2.95)	(2.95)	18.87
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(0.34)	1.23	0.89	—	(0.30)	(0.30)	19.17
2011	17.46	(0.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(0.28)	4.30	4.02	—	—	—	17.46
Class R3 (12/00)
2015(e)	23.60	(0.14)	1.28	1.14	—	(2.95)	(2.95)	21.79
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(0.26)	1.33	1.07	—	(0.30)	(0.30)	20.81
2011	18.74	(0.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(0.22)	4.60	4.38	—	—	—	18.74
Class I (8/95)
2015(e)	27.26	(0.10)	1.51	1.41	—	(2.95)	(2.95)	25.72
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(0.17)	1.46	1.29	—	(0.30)	(0.30)	23.03
2011	20.51	(0.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(0.15)	5.03	4.88	—	—	—	20.51

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.85%	$37,061	1.51	%*	(1.08)%*	1.47	%*	(1.04)%*	53%
9.07	38,990	1.57		(1.19)	1.47		(1.09)	125
39.22	40,965	1.55		(1.17)	1.46		(1.09)	119
5.73	35,306	1.72		(1.21)	1.47		(0.97)	118
7.20	36,188	1.54		(1.19)	1.47		(1.12)	118
30.86	39,501	1.68		(1.26)	1.47		(1.05)	142

5.45	2,424	2.26	*	(1.84)*	2.22	*	(1.79)*	53
8.26	2,250	2.32		(1.94)	2.22		(1.84)	125
38.17	2,350	2.30		(1.91)	2.22		(1.83)	119
4.93	1,568	2.46		(1.96)	2.22		(1.72)	118
6.41	1,546	2.29		(1.94)	2.22		(1.87)	118
29.91	1,596	2.43		(2.01)	2.22		(1.80)	142

5.74	1,893	1.76	*	(1.34)*	1.72	*	(1.29)*	53
8.77	2,077	1.82		(1.44)	1.72		(1.34)	125
38.86	1,941	1.80		(1.40)	1.72		(1.32)	119
5.48	2,395	1.96		(1.46)	1.72		(1.22)	118
6.94	2,334	1.79		(1.44)	1.72		(1.37)	118
30.50	2,185	1.93		(1.52)	1.72		(1.31)	142

5.98	62,466	1.26	*	(0.83)*	1.22	*	(0.79)*	53
9.34	62,887	1.32		(0.94)	1.22		(0.84)	125
39.55	48,141	1.30		(0.90)	1.22		(0.82)	119
5.99	48,111	1.47		(0.96)	1.22		(0.72)	118
7.46	63,866	1.31		(0.94)	1.22		(0.84)	118
31.22	141,215	1.43		(1.01)	1.22		(0.80)	142

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies. At the time of any purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $1.6 billion to $29.9 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

48	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the classes based on relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$478,968,608	$—	$—	$478,968,608
Investments Purchased with Collateral from Securities Lending	86,989,496	—	—	86,989,496
Short-Term Investments:
Money Market Funds	3,173,241	—	—	3,173,241
Total	$569,131,345	$—	$—	$569,131,345

Mid Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$1,291,906,350	$—	$—	$1,291,906,350
Investments Purchased with Collateral from Securities Lending	255,577,131	—	—	255,577,131
Short-Term Investments:
Money Market Funds	12,597,041	—	—	12,597,041
Total	$1,560,080,522	$—	$—	$1,560,080,522

50	Nuveen Investments

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$101,852,427	$—	$—	**	$101,852,427
Investments Purchased with Collateral from Securities Lending	14,629,907	—	—		14,629,907
Short-Term Investments:
Money Market Funds	2,317,819	—	—		2,317,819
Total	$118,800,153	$—	$—		$118,800,153
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	U.S. Bank National Association	$83,448,908	$(83,448,908)	$—
Mid Cap Growth Opportunities	U.S. Bank National Association	243,864,843	(243,864,843)	—
Small Cap Growth Opportunities	U.S. Bank National Association	13,329,092	(13,329,092)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the investments purchased with collateral from securities lending and the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$3,255	$14,757	$6,707

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

52	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/15		Year Ended 10/31/14
Large Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	143,395	$5,221,796	603,581	$23,531,392
Class A – automatic conversion of Class B Shares	—	—	20,354	798,031
Class B – exchanges	—	—	122	4,030
Class C	43,984	1,313,070	105,893	3,662,076
Class R3	40,543	1,476,092	42,545	1,613,281
Class R6	18,899	701,689	10,988	448,404
Class I	442,635	16,883,768	1,527,478	64,722,066
Shares issued to shareholders due to reinvestment of distributions:
Class A	686,565	23,054,856	630,386	23,444,051
Class B	—	—	5,225	169,119
Class C	63,421	1,842,376	49,147	1,634,630
Class R3	45,621	1,479,480	46,697	1,691,378
Class R6	87,371	3,142,735	99,034	3,887,080
Class I	947,393	34,001,959	880,547	34,535,070
	2,519,827	89,117,821	4,021,997	160,140,608
Shares redeemed:
Class A	(754,319)	(27,347,102)	(1,532,083)	(61,260,778)
Class B	—	—	(9,425)	(320,905)
Class B – automatic conversion of Class A Shares	—	—	(23,446)	(798,031)
Class C	(76,117)	(2,391,521)	(132,577)	(4,597,108)
Class R3	(81,571)	(2,835,761)	(134,971)	(5,146,614)
Class R6	(115,383)	(4,616,907)	(220,804)	(9,162,431)
Class I	(2,108,529)	(80,104,437)	(2,549,398)	(106,278,357)
	(3,135,919)	(117,295,728)	(4,602,704)	(187,564,224)
Net increase (decrease)	(616,092)	$(28,177,907)	(580,707)	$(27,423,616)

	Six Months Ended 4/30/15		Year Ended 10/31/14
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	729,077	$30,904,279	1,725,590	$79,814,790
Class A – automatic conversion of Class B Shares	—	—	27,325	1,292,511
Class B – exchanges	—	—	416	15,180
Class C	60,400	2,067,324	117,355	4,727,677
Class R3	314,257	12,743,183	845,680	36,738,635
Class R6	449,173	20,894,213	231,584	11,883,490
Class I	1,041,604	50,302,412	2,665,769	137,193,738
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,578,073	61,923,571	1,436,404	62,339,930
Class B	—	—	9,968	347,701
Class C	126,736	4,099,904	103,317	3,860,963
Class R3	302,688	11,344,768	208,302	8,725,765
Class R6	53,391	2,398,848	81,352	3,939,057
Class I	2,256,937	101,110,776	2,040,943	98,720,400
	6,912,336	297,789,278	9,494,005	449,599,837
Shares redeemed:
Class A	(1,010,153)	(43,164,727)	(2,340,479)	(108,208,270)
Class B	—	—	(20,766)	(788,633)
Class B – automatic conversion of Class A Shares	—	—	(34,079)	(1,292,511)
Class C	(76,034)	(2,682,961)	(114,363)	(4,562,182)
Class R3	(303,233)	(12,177,551)	(603,977)	(26,215,601)
Class R6	(47,190)	(2,297,183)	(471,756)	(24,494,079)
Class I	(2,352,954)	(113,042,071)	(3,296,639)	(170,232,575)
	(3,789,564)	(173,364,493)	(6,882,059)	(335,793,851)
Net increase (decrease)	3,122,772	$124,424,785	2,611,946	$113,805,986

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 4/30/15		Year Ended 10/31/14
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	36,787	$856,396	123,036	$3,003,828
Class C	19,879	384,414	17,256	366,709
Class R3	22,658	495,541	52,706	1,203,519
Class I	161,314	4,226,856	1,084,551	28,651,810
Shares issued to shareholders due to reinvestment of distributions:
Class A	204,286	4,310,437	310,819	7,052,473
Class B	—	—	—	—
Class C	17,461	307,657	23,622	461,582
Class R3	12,105	245,744	16,212	356,349
Class I	189,326	4,528,679	139,061	3,515,454
	663,816	15,355,724	1,767,263	44,611,724
Shares redeemed:
Class A	(203,511)	(4,766,093)	(346,545)	(8,297,779)
Class C	(16,633)	(329,656)	(30,854)	(633,117)
Class R3	(35,872)	(795,795)	(54,292)	(1,226,457)
Class I	(228,816)	(6,013,711)	(538,887)	(14,461,931)
	(484,832)	(11,905,255)	(970,578)	(24,619,284)
Net increase (decrease)	178,984	$3,450,469	796,685	$19,992,440

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$221,359,341	$670,338,531	$54,879,650
Sales	337,814,373	760,191,840	63,920,735

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$431,374,354	$1,318,136,985	$101,208,011
Gross unrealized:
Appreciation	$143,985,567	$257,997,782	$19,692,598
Depreciation	(6,228,576)	(16,054,245)	(2,100,456)
Net unrealized appreciation (depreciation) of investments	$137,756,991	$241,943,537	$17,592,142

54	Nuveen Investments

Permanent differences, primarily due to net operating losses, tax equalization and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ last tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$(11)	$20,347,560	$8,943
Undistributed (Over-distribution of) net investment income	1,442,919	8,666,039	910,944
Accumulated net realized gain (loss)	(1,442,908)	(29,013,599)	(919,887)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ last tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$4,222,148	$39,080,850	$3,542,644
Undistributed net long-term capital gains	85,511,918	166,109,301	8,234,163
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$10,044,140	$15,404,436	$7,438,985
Distributions from net long-term capital gains	83,765,677	191,720,023	8,364,919
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6500%	0.7000%	0.8000%
For the next $125 million	0.6375	0.6875	0.7875
For the next $250 million	0.6250	0.6750	0.7750
For the next $500 million	0.6125	0.6625	0.7625
For the next $1 billion	0.6000	0.6500	0.7500
For net assets over $2 billion	0.5750	0.6250	0.7250

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Growth Opportunities	0.2000%
Mid Cap Growth Opportunities	0.1905
Small Cap Growth Opportunities	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses of Small Cap Growth Opportunities through September 30, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.22% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$26,778	$39,724	$7,941
Paid to financial intermediaries	23,472	34,858	6,974

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$3,677	$5,744	$2,446

56	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$7,907	$10,289	$1,211

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$1,163	$306	$8

Nuveen Investments	57

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

58	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FCGO-0415P        8581-INV-B-06/16

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2015.

Nuveen Large Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund continued to reflect a cyclical tilt, primarily through a notable overweight in the consumer discretionary sector. The Fund’s exposure to the health care sector increased to an overweight due to price appreciation and the addition of new securities, while we lowered its information technology exposure to an underweight. We also narrowed the Fund’s underweight in financials.

The Fund’s relative outperformance versus the S&P 500® Index and Lipper peers during the reporting period was primarily driven by three sectors: health care, consumer staples and energy. Only the industrials and materials sectors were significant detractors overall for the reporting period.

The health care sector generated the strongest results with names such as Mylan NV, Boston Scientific Corporation and Biogen Inc. having the greatest impact. Generic and specialty pharmaceutical maker Mylan advanced strongly after reporting favorable quarterly results with higher revenue and margins driving performance while also raising its earnings outlook, which re-enforced that it is

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

executing well on an organic basis. Also, Mylan’s management team followed through on its previously announced intention to make a sizeable acquisition in 2014 with the purchase of Abbott Laboratories’ non-U.S. specialty and branded pharmaceuticals business. The transaction is expected to be accretive to earnings this year. In addition, toward the end of the reporting period, Teva Pharmaceutical Industries expressed interest in acquiring Mylan. The Fund also experienced favorable results from Boston Scientific, a medical device firm focused on cardiovascular treatments. During the reporting period, the company announced that it had settled the Guidant litigation with Johnson & Johnson on very favorable terms. Boston Scientific is also benefiting from a multi-year margin improvement program, U.S. Food and Drug Administration (FDA) approval for several new product innovations and a recent acquisition that was viewed positively. Biogen, a global biotechnology company focused on discovering, developing and manufacturing therapies for multiple disorders and diseases, posted strong fourth quarter results in January. The company also provided a solid 2015 outlook, which helped propel the stock.

The consumer staples sector added to the Fund’s relative outperformance primarily via a position in grocery store chain Kroger Co. The company continued its upward trajectory as it delivered another solid quarter, exceeding consensus estimates on several metrics including sales, comparable store sales and earnings. Given Kroger’s price appreciation over several months, we decided to harvest the gains and reinvest the proceeds elsewhere.

Results were also positive in energy overall where an underweight to this poorly performing sector was beneficial, but partially offset by several stock selection issues. Energy was the weakest performing sector within the S&P 500® Index and one of only two sectors with negative returns as the dramatic decline in oil prices weighed heavily on stocks, particularly in the first few months of the reporting period. Two holdings within the Fund, Halliburton Company and Schlumberger NV, were the most impacted by the environment. Schlumberger, the largest oilfield services company in the United States, supplies technology, project management and information solutions for the oil and gas industry. The energy services industry was hit especially hard with the decline in oil prices. During the reporting period, we exited the Fund’s position in Schlumberger based on concerns that the company’s higher margin deep-water and international business would slow, which would adversely impact the company’s margins. Halliburton also provides services and products to the energy industry related to the exploration, development and production of oil and natural gas. As with many other companies in the space, Halliburton suffered from cratering oil prices and declining rig counts. Halliburton announced an offer to acquire Baker Hughes Incorporated in a deal that is still subject to regulatory approvals and expected to close in late 2015. Based on the news, we sold Halliburton and established a position in Baker Hughes Incorporated, which we believe represents an opportunity to ultimately own Halliburton shares at a discounted price.

The Fund’s relative performance within the financial sector was fairly neutral; however, its position in E*Trade Group Inc. was a bright spot within the sector. We continue to own E*Trade Group Inc. because we believe it is a best-in-class online broker with a strong earnings growth profile that is not dependent on rate improvements. Likewise, the Fund’s results in information technology were basically in line with the benchmark; however, the sector featured some of its most significant contributors. Video game developer and distributor Electronic Arts Inc. continued to benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the Internet, which is meaningfully raising its gross margins and free cash flow. Electronic Arts’ CEO has done an exceptional job of eliminating less-profitable games and expanding the reach and profit margin of popular games. The company’s streamlined operations helped it produce another strong quarter with both revenue and earnings coming in well ahead of consensus estimates. A position in Apple, Inc. was another favorable contributor to relative performance as the company reported strong iPhone unit shipments. Solid international revenue generation also helped propel the stock during the reporting period. We continue to own Apple given the company’s strong ecosystem and growth potential both domestically and internationally. Offsetting some of these results, a position in Microsoft Corporation detracted during the reporting period. While Microsoft reported mediocre fiscal second quarter results, much of the focus turned to underlying trends in Windows and Office, which suggested a more challenging transition ahead as the company moves to more of a mobile-first/cloud-first vendor. Additionally, tougher comparisons going forward weighed on the company’s stock and we exited the position.

In the consumer discretionary sector, relative results were basically flat versus the benchmark where a beneficial overweight to this outperforming sector was offset by stock selection. Consumer discretionary was the top-performing sector within the S&P 500® Index, producing double-digit returns during the reporting period due to the tailwinds provided by significantly lower energy prices as well as continued improvements in employment and wages. Regarding individual stock selection in the sector, Lowe’s Companies, Inc. was a key positive contributor to performance. Lowe’s posted solid quarterly results during the reporting period that were well

6	Nuveen Investments

ahead of consensus estimates. We continue to hold the stock and expect the company to remain focused on merchandise improvement and differentiation, re-accelerating its “Pro” business, enhancing omni-channel offerings and improving productivity. At the opposite end of the spectrum, Wynn Resorts Limited was a detractor as visitation trends and VIP gross gaming revenue in Macau reflected continued weakness. While we have sold the Fund’s Wynn Resorts position, we may revisit the stock if there is an inflection point in the data because the Macau story remains compelling.

The industrials and materials sectors were the most significant detractors in terms of the Fund’s relative performance at the sector level. In materials, an out-of-index position in United States Steel Corporation lagged during the reporting period. The company is one of the largest U.S.-based integrated steel mill manufacturers, which produces flat sheet carbon steel and tubular products in the U.S., Canada and Europe. U.S. Steel’s exposure to slumping oil prices is primarily what weighed on the stock. Oil country tubular good (OCTG) volumes, which represent a significant portion of U.S. Steel’s tubular segment shipments, are highly exposed to any drop in exploration and production spending. With this headwind for the company, we sold the Fund’s position in U.S. Steel. The greatest laggard in industrials was another off-benchmark bet in Kirby Corporation, which operates domestic tank barges, transports bulk liquids and services diesel engines. During the reporting period, Kirby’s management announced a downward revision to its outlook for both the fourth quarter and full year 2014. The revision was primarily due to headwinds within the company’s land-based diesel engine services segment as a result of the collapse in oil prices and, to a lesser extent, its inland barge business. We sold the Fund’s position in Kirby Corporation. Also, a position in large machinery and engine manufacturer Caterpillar Inc. was negatively impacted by the decline in crude oil prices, along with several other machinery-related companies. A portion of Caterpillar’s revenues in the energy and transportation segment are tied to oil and gas prices, which worked against the company. The stock took another step back later in the reporting period when management cut its fiscal year 2015 revenue guidance. That being said, we continue to hold Caterpillar as we believe the worst of the commodities deflation cycle is behind us, while we could see a rebound at some point beginning with aftermarket sales. Offsetting some of the weakness in industrials, one of the Fund’s top contributors, Southwest Airlines Co., resided in the sector. Once again, Southwest topped consensus revenue and earnings per share estimates while continuing to generate strong free cash flow and return a portion back to shareholders through buybacks and dividends. Broadly speaking, we believe lower fuel prices and capacity discipline should continue to be tailwinds for the airline industry in 2015. We have exited this position.

Nuveen Small Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, primarily in the common stocks of small-capitalization companies with market capitalizations of $143 million to $4.51 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12-24 months.

Our focus on bottom-up stock selection was the primary driver of the Fund’s strong relative performance versus both the Russell 2000® Index and the Lipper average during the reporting period. The Fund outperformed in six of the ten benchmark sectors, with the strongest relative results found in the materials, health care, financial and consumer discretionary sectors. Stock selection was negative in only two sectors during this reporting period, industrials and information technology.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The materials sector was the strongest performing area within the Fund during the reporting period. Diversified U.S. building materials and products company Headwaters Inc. outperformed as it continued to deliver solid organic top-line results and margin expansion. The company was able to post these favorable results despite ongoing concerns about the slow housing recovery and the spillover impact from employment declines in the energy industry in key markets like Texas. Headwaters’ big growth driver is demand for its fly ash product, a by-product from burning coal that can be used instead of cement for construction projects. With the recent shortage in the supply of cement along with dramatic price increases, fly ash is increasingly being used as a substitute. Headwaters also benefited from refinancing its debt and significantly bringing down interest expenses. A position in Berry Plastics Corporation Inc., which produces a variety of plastic packaging and containers, also performed well during the reporting period. The company is benefiting from the development of its Versalite drink cups, which are a more environmentally friendly and cost-effective replacement for Styrofoam cups. Berry Plastics has the additional tailwinds of lower input costs for resin due to falling oil prices and Styrofoam cup bans going into effect in places like New York City.

The Fund’s health care holdings also performed well, including strong results from Abiomed, Inc., a manufacturer of temporary cardiovascular circulatory support devices. Abiomed’s stock surged in reaction to its fourth quarter earnings report that was substantially above investors’ expectations. The company also received a boost from formal FDA approval in late March for its device’s use in high-risk percutaneous coronary intervention, which should drive a sequence of additional regulatory events and Japanese approval to support continued robust growth. Shares of Endologix, Inc. also performed well after this manufacturer of abdominal aortic aneurism stent grafts provided a positive clinical update regarding its innovative Nellix stent graft. This product is taking market share in Europe and should launch in the U.S. in 2016.

In the financial sector, the Fund experienced strong results from shares of Square 1 Financial Inc., a regional bank focused on technology and venture capital lending. Given the strength of its attractive end markets, Square 1 Financial continued to display strong loan and deposit growth trends. In March of this year, the company was acquired by a large super-regional bank, which caused us to exit the name.

In the consumer discretionary sector, the Fund experienced favorable results from a position in Red Robin Gourmet Burgers, Inc., a casual dining restaurant chain. The company reported better-than-expected third quarter results after disappointing results in the prior quarter, which appear to have been the result of a miscue in the company’s marketing message. Red Robin is back on track and gaining market share within the industry. Also, Kirkland’s, Inc., a specialty home accessories and furnishing retailer, outperformed during the reporting period. The company produced strong results while increasing fourth quarter guidance as it benefited from improved sales of higher margin merchandise due to its e-commerce business. Kirkland’s has been executing very well and we believe it will see accelerated unit growth in 2015. Offsetting some of the strength in the consumer discretionary area, the Fund’s position in Capella Education Company, a provider of online undergraduate and graduate education, underperformed despite solid fourth quarter results and in-line 2015 guidance. We believe the stock was weighed down by the combination of negative news events specific to other education companies and a rotation within the consumer discretionary sector away from more defensive-like business models. However, we still like Capella Education and added to the Fund’s position on weakness. Also, in the apparel and luxury goods category, women’s accessories and handbag manufacturer Vera Bradley, Inc. provided a disappointing outlook for 2015 with its fourth quarter earnings report. The report included substantial weakness in comparable store sales driven by soft traffic and increased spending on marketing, its e-commerce initiative and compensation. Without any near-term catalysts to fuel Vera Bradley’s turnaround story, we exited our position.

Overall results were virtually flat in the consumer staples area, where strength in one holding in the natural and organic food industry was offset by weakness in another. On the positive side of the equation, shares of Natural Grocers by Vitamin Cottage Incorporated performed well. Although this specialty grocer of natural and organic food products reported an in-line fiscal fourth quarter, its comparable stores sales accelerated sequentially while competitive issues in its largest market appeared to be improving. On the other hand, a position in SunOpta, Inc., which sources, processes and packages natural and organic food products, detracted after outperforming in the previous reporting period. SunOpta’s quarterly results can be volatile due to the nature of its business, in terms of both sourcing agricultural commodities and manufacturing foods in the fast-growing natural and organic industry. This was evident in its fourth quarter results reported in March that reflected a number of one-time operational issues such as start-up costs and inefficiencies as the company continued to add capacity to accommodate future growth. Despite the volatile quarterly results, we continue to like and own SunOpta as the company is still executing well on its value-added strategy and is leveraged to the secular growth in natural and organic food products.

8	Nuveen Investments

The Fund’s relative results were modestly favorable in energy versus the index during a difficult period overall for the sector. One of the Fund’s leading detractors from last fiscal year, exploration and production (E&P) company Callon Petroleum Company, was the top-performing stock in the sector during this reporting period. With operations located primarily in the sweet spot of the Permian Basin, the company guided toward double-digit production and cash flow growth, while cutting discretionary capital spending by a much greater amount. During the reporting period, Callon Petroleum was able to shore up its balance sheet capacity with a successful secondary equity offering, allowing for potential reserve additions and cash flow growth in 2016 and beyond. Offsetting some of Callon’s strength, we saw a significant decline in shares of Rosetta Resources Inc., a small-to-mid-cap E&P company with primary operations centered in the cost-effective Eagle Ford Basin in Texas with an emerging play in the Delaware Basin of the Permian. Although Rosetta Resources delivered solid production and operating metrics, the company was caught in the negative oil macro environment despite its willingness to cut capital spending by 20%. Also, a position in coal mining company Peabody Energy Corporation underperformed during the reporting period. We believed this company would benefit from improving demand and pricing for thermal coal as inventories at utilities were near an all-time low. However, this scenario has not played out and the company’s shares suffered, particularly in March, as the price of coal declined causing investors and sell-side analysts to reduce forward earnings estimates despite management’s good efforts to contain and reduce operating costs. We exited out of the Fund’s positions in both Rosetta Resources and Peabody Energy during the reporting period.

In the industrial sector, the Fund also had two fairly significant laggards in the sector. MasTec Inc., which is focused on the build-out of energy and telecommunications infrastructure, continued to be negatively impacted by uncertainties regarding the outlook for capital spending in those areas. However, we continued to own MasTec because we are positive on the outlook for 2016 and the long-term vision for the company. Away from energy-related issues, the Fund also saw weak results from a position in Tutor Perini Corporation, a domestic-centric engineering and construction company specializing in large civil infrastructure and commercial building projects. Tutor Perini’s stock has been pressured downward since mid-2014, which was exacerbated in February after the company reported a significant decline in year-over-year fourth quarter earnings. Management cited a decrease in activity surrounding certain higher margin projects and timing around tunnel projects on the West Coast. However, we have maintained our position in Tutor Perini due to its 100% exposure to the domestic economy and construction end markets, which we are positively disposed to in 2015.

Although the information technology sector modestly detracted from relative results overall, the Fund’s two strongest performing stocks were found in the sector. Gigamon Inc. is a leader in network visibility and network control products and solutions. Last year, the company was faced with sales execution issues and slowing end market demand as competitors announced products within the software-defined networking (SDN) space that caused customers to reassess purchasing decisions. As a result, Gigamon hired a new head of sales in mid-2014 who implemented systematic changes to refocus the company on growth. We began to see positive results from these changes as the company’s double-digit topline growth resumed in the fourth quarter and carried through into the first quarter. The Fund also experienced strong results from Spansion Inc., a semiconductor manufacturer specializing in memory and microcontroller products. The company was acquired by Cypress Semiconductor Corporation and we have maintained this position. One of the offsets to these strong performers was a position in Web.com Group Inc., a leading provider of internet services to small businesses. Web.com was negatively impacted by decreased demand and internal marketing execution, which caused the company to lose market share and see revenue per user decline. We exited this position as we believed it would take the company longer to work through the issues.

We continued to maintain the Fund’s domestic focus with an overweight in the industrials sector, while we moved to more of an equal weight in the consumer and energy sectors. We believe that industrial holdings related to residential and non-residential construction will lead the way in 2015, while general industrials will underperform.

Nuveen Investments	9

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expense.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.76%	14.23%	12.61%	7.20%
Class A Shares at maximum Offering Price	(1.28)%	7.64%	11.28%	6.56%
S&P 500® Index	4.40%	12.98%	14.33%	8.32%
Lipper Large-Cap Core Funds Classification Average	3.87%	11.09%	12.86%	7.65%

Class C Shares	4.32%	13.35%	11.77%	6.37%
Class I Shares	4.86%	14.51%	12.89%	7.46%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.84%	13.15%	13.03%	7.00%
Class A Shares at maximum Offering Price	1.62%	6.64%	11.70%	6.37%
Class C Shares	7.41%	12.27%	12.19%	6.17%
Class I Shares	7.98%	13.43%	13.32%	7.27%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.31%	2.07%	1.06%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

12	Nuveen Investments

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.44%	11.12%	11.68%	8.95%
Class A Shares at maximum Offering Price	0.34%	4.71%	10.37%	8.30%
Russell 2000® Index	4.65%	9.71%	12.73%	9.18%
Lipper Small-Cap Core Funds Classification Average	3.84%	7.15%	12.04%	8.79%

Class C Shares	6.06%	10.37%	10.87%	8.14%
Class R3 Shares	6.35%	10.97%	11.42%	8.69%
Class I Shares	6.63%	11.48%	11.98%	9.22%

Average Annual Total Returns as of March 31, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	16.88%	10.83%	13.56%	8.67%
Class A Shares at maximum Offering Price	10.13%	4.47%	12.21%	8.02%
Class C Shares	16.41%	9.91%	12.69%	7.84%
Class R3 Shares	16.70%	10.50%	13.25%	8.39%
Class I Shares	17.06%	11.02%	13.81%	8.93%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.55%	2.31%	1.80%	1.30%

Nuveen Investments	13

Holding

Summaries as of April 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Investments Purchased with Collateral from Securities Lending	10.8%
Money Market Funds	1.5%
Other Assets Less Liabilities	(10.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	8.7%
Pharmaceuticals	7.5%
Technology Hardware, Storage & Peripherals	7.1%
Specialty Retail	5.9%
Media	5.0%
Capital Markets	5.0%
Banks	4.9%
Multiline Retail	4.5%
Health Care Providers & Services	4.1%
Software	3.9%
Machinery	3.5%
Biotechnology	3.4%
Semiconductors & Semiconductor Equipment	3.4%
Chemicals	3.4%
Health Care Equipment & Supplies	3.1%
Airlines	2.9%
IT Services	2.9%
Other	19.3%
Investments Purchased with Collateral from Securities Lending	10.8%
Money Market Funds	1.5%
Other Assets Less Liabilities	(10.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	6.1%
Bank of America Corporation	3.0%
MasterCard, Inc.	2.9%
Target Corporation	2.4%
Lowe’s Companies, Inc.	2.3%

14	Nuveen Investments

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Investments Purchased with Collateral from Securities Lending	13.6%
Money Market Funds	1.6%
Other Assets Less Liabilities	(13.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	8.3%
Health Care Equipment & Supplies	6.7%
Real Estate Investment Trust	6.6%
Software	6.3%
Insurance	5.0%
Specialty Retail	4.8%
Biotechnology	4.0%
Professional Services	3.7%
Semiconductors & Semiconductor Equipment	3.5%
Oil, Gas & Consumable Fuels	2.9%
Electrical Equipment	2.8%
Communications Equipment	2.7%
Hotels, Restaurants & Leisure	2.6%
Construction & Engineering	2.5%
Commercial Services & Supplies	2.4%
Electronic Equipment, Instruments & Components	2.4%
Machinery	2.2%
Capital Markets	2.1%
Internet Software & Services	1.9%
Electric Utilities	1.8%
Leisure Products	1.7%
Diversified Consumer Services	1.6%
Chemicals	1.6%
Other	18.5%
Investments Purchased with Collateral from Securities Lending	13.6%
Money Market Funds	1.6%
Other Assets Less Liabilities	(13.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Western Alliance Bancorporation	1.9%
Express Inc.	1.8%
Brunswick Corporation	1.7%
Regal-Beloit Corporation	1.6%
Korn Ferry International	1.6%

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2015.

The beginning of the period is November 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.60	$1,043.20	$1,048.60
Expenses Incurred During Period	$6.55	$10.33	$5.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.68	$1,019.64
Expenses Incurred During Period	$6.46	$10.19	$5.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04% and 1.04% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.40	$1,060.60	$1,063.50	$1,066.30
Expenses Incurred During Period	$7.27	$11.09	$8.54	$5.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. Because the other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These other fees and expenses are not included in the expenses shown in the table.

Nuveen Investments	17

Nuveen Large Cap Select Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.1%

3,551	Boeing Company	$509,000

4,297	Raytheon Company	446,888
	Total Aerospace & Defense	955,888

	Airlines – 2.9%

11,880	American Airlines Group Inc.	573,626

16,433	Delta Air Lines, Inc.	733,569
	Total Airlines	1,307,195

	Banks – 4.9%

83,876	Bank of America Corporation	1,336,145

16,248	Citigroup Inc.	866,343
	Total Banks	2,202,488

	Biotechnology – 3.4%

1,893	Alexion Pharmaceuticals Inc., (2)	320,352

1,073	Biogen Inc., (2)	401,227

1,163	Bluebird Bio Inc., (2)	154,900

6,569	Gilead Sciences, Inc.	660,250
	Total Biotechnology	1,536,729

	Capital Markets – 5.0%

5,368	Ameriprise Financial, Inc.	672,503

26,761	E*Trade Group Inc., (2)	770,449

19,203	Invesco LTD	795,388
	Total Capital Markets	2,238,340

	Chemicals – 3.4%

8,568	Dow Chemical Company	436,968

4,125	LyondellBasell Industries NV	427,020

2,978	PPG Industries, Inc.	659,806
	Total Chemicals	1,523,794

	Communications Equipment – 1.9%

28,993	Cisco Systems, Inc.	835,868

	Consumer Finance – 2.4%

10,078	Discover Financial Services	584,222

47,439	SLM Corporation	483,403
	Total Consumer Finance	1,067,625

18	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.6%

41,606	Frontier Communications Corporation, (3)	$285,417

	Electric Utilities – 0.9%

4,038	NextEra Energy Inc.	407,555

	Electrical Equipment – 0.9%

3,440	Rockwell Automation, Inc., (3)	407,984

	Energy Equipment & Services – 1.2%

7,788	Baker Hughes Incorporated	533,166

	Food & Staples Retailing – 1.4%

6,207	CVS Caremark Corporation	616,293

	Food Products – 1.1%

12,193	Tyson Foods, Inc., Class A	481,624

	Health Care Equipment & Supplies – 3.1%

34,880	Boston Scientific Corporation, (2)	621,562

10,358	Medtronic, PLC	771,153
	Total Health Care Equipment & Supplies	1,392,715

	Health Care Providers & Services – 4.1%

6,119	CIGNA Corporation	762,672

2,655	McKesson HBOC Inc.	593,127

4,436	UnitedHealth Group Incorporated	494,170
	Total Health Care Providers & Services	1,849,969

	Hotels, Restaurants & Leisure – 2.4%

8,862	Royal Caribbean Cruises Limited, (3)	603,148

10,026	Six Flags Entertainment Corporation	471,423
	Total Hotels, Restaurants & Leisure	1,074,571

	Household Durables – 2.2%

10,686	Jarden Corporation, (3)	546,909

2,585	Whirlpool Corporation	453,927
	Total Household Durables	1,000,836

	Insurance – 1.4%

15,437	Hartford Financial Services Group, Inc.	629,366

	IT Services – 2.9%

14,427	MasterCard, Inc.	1,301,460

	Machinery – 3.5%

6,888	Caterpillar Inc., (3)	598,429

6,974	Illinois Tool Works, Inc.	652,627

12,669	Trinity Industries Inc.	343,203
	Total Machinery	1,594,259

Nuveen Investments	19

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Media – 5.0%

14,287	Comcast Corporation, Class A, (3)	$825,217

7,692	Time Warner Inc.	649,282

7,210	Walt Disney Company	783,871
	Total Media	2,258,370

	Multiline Retail – 4.5%

6,078	Dollar Tree Stores Inc., (2)	464,420

6,966	Kohl’s Corporation, (3)	499,114

13,765	Target Corporation	1,085,095
	Total Multiline Retail	2,048,629

	Multi-Utilities – 0.8%

3,582	Sempra Energy	380,301

	Oil, Gas & Consumable Fuels – 8.7%

6,484	Anadarko Petroleum Corporation	610,144

8,214	Devon Energy Corporation	560,277

10,429	Exxon Mobil Corporation	911,182

14,950	Kinder Morgan, Inc.	642,103

11,702	Newfield Exploration Company, (2)	459,186

5,845	Occidental Petroleum Corporation	468,185

1,444	Pioneer Natural Resources Company, (3)	249,494
	Total Oil, Gas & Consumable Fuels	3,900,571

	Pharmaceuticals – 7.5%

15,206	AbbVie Inc.	983,220

1,737	Actavis PLC, (2), (3)	491,328

9,998	Mylan NV, (2), (3)	722,455

22,477	Pfizer Inc.	762,645

6,953	Teva Pharmaceutical Industries Limited, Sponsored ADR	420,100
	Total Pharmaceuticals	3,379,748

	Semiconductors & Semiconductor Equipment – 3.4%

5,864	Altera Corporation	244,412

18,932	Applied Materials, Inc.	374,664

9,377	Broadcom Corporation, Class A	414,510

17,627	Micron Technology, Inc., (2)	495,848
	Total Semiconductors & Semiconductor Equipment	1,529,434

	Software – 3.9%

13,209	Electronic Arts Inc., (2)	767,311

5,214	Intuit, Inc.	523,121

6,451	Red Hat, Inc., (2)	485,502
	Total Software	1,775,934

20	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 5.9%

20,109	Best Buy Co., Inc.	$696,777

8,518	Foot Locker, Inc.	506,395

15,027	Lowe’s Companies, Inc.	1,034,759

3,228	Signet Jewelers Limited	432,972
	Total Specialty Retail	2,670,903

	Technology Hardware, Storage & Peripherals – 7.1%

21,800	Apple, Inc.	2,728,270

4,896	Western Digital Corporation	478,535
	Total Technology Hardware, Storage & Peripherals	3,206,805
	Total Long-Term Investments (cost $40,275,782)	44,393,837

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.8%

	Money Market Funds – 10.8%

4,841,213	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)	$4,841,213
	Total Investments Purchased with Collateral from Securities Lending (cost $4,841,213)	4,841,213

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

673,290	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$673,290
	Total Short-Term Investments (cost $673,290)	673,290
	Total Investments (cost $45,790,285) – 110.8%	49,908,340
	Other Assets Less Liabilities – (10.8)%	(4,848,315)
	Net Assets – 100%	$45,060,025

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,662,031.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	21

Nuveen Small Cap Select Fund

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	COMMON STOCKS – 98.6%

	Auto Components – 1.0%

40,257	Tenneco Inc., (2)	$2,353,022

	Automobiles – 1.5%

58,828	Thor Industries, Inc.	3,539,681

	Banks – 8.3%

72,366	Banner Corporation	3,272,391

71,312	East West Bancorp Inc.	2,894,554

103,743	Glacier Bancorp, Inc.	2,732,591

85,484	Privatebancorp, Inc.	3,168,892

82,792	Webster Financial Corporation	2,966,437

140,610	Western Alliance Bancorporation, (2), (3)	4,347,661
	Total Banks	19,382,526

	Biotechnology – 4.0%

9,941	Bluebird Bio Inc., (2)	1,324,042

21,376	Cepheid, Inc., (2)	1,199,194

7,453	Clovis Oncology Inc., (2), (3)	598,923

25,995	Dyax Corporation, (2), (3)	621,540

16,489	ISIS Pharmaceuticals, Inc., (2), (3)	935,256

14,681	Neurocrine Biosciences Inc., (2)	500,475

23,773	Oncomed Pharmaceuticals Inc., (2), (3)	570,077

3,436	Puma Biotechnology Inc. , (2), (3)	620,473

12,647	Receptos Inc., (2)	1,863,409

11,893	Synageva BioPharma Corporation, (2), (3)	1,093,680
	Total Biotechnology	9,327,069

	Building Products – 1.1%

111,861	Continental Building Products Inc., (2)	2,462,061

	Capital Markets – 2.1%

52,029	Evercore Partners Inc.	2,509,879

260,910	Pennantpark Investment Corporation	2,457,772
	Total Capital Markets	4,967,651

	Chemicals – 1.6%

92,524	PolyOne Corporation, (3)	3,613,062

	Commercial Services & Supplies – 2.4%

61,512	HNI Corporation	2,868,920

126,082	Interface, Inc.	2,739,762
	Total Commercial Services & Supplies	5,608,682

22	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 2.7%

93,092	Netgear, Inc., (2)	$2,817,895

65,137	Plantronics Inc., (3)	3,469,848
	Total Communications Equipment	6,287,743

	Construction & Engineering – 2.5%

160,549	MasTec Inc., (2)	2,880,249

138,237	Tutor Perini Corporation, (2)	2,930,624
	Total Construction & Engineering	5,810,873

	Construction Materials – 1.4%

185,700	Headwaters Inc., (2)	3,264,606

	Containers & Packaging – 1.3%

91,955	Berry Plastics Corporation, (2)	3,146,700

	Distributors – 1.1%

39,679	Pool Corporation	2,574,770

	Diversified Consumer Services – 1.6%

67,627	Capella Education Company	3,653,887

	Electric Utilities – 1.8%

63,995	PNM Resources Inc.	1,777,781

46,796	UIL Holdings Corporation	2,334,184
	Total Electric Utilities	4,111,965

	Electrical Equipment – 2.8%

66,079	Generac Holdings Inc., (2), (3)	2,754,834

48,126	Regal-Beloit Corporation	3,763,453
	Total Electrical Equipment	6,518,287

	Electronic Equipment, Instruments & Components – 2.4%

43,312	OSI Systems Inc., (2)	2,911,000

212,475	Vishay Intertechnology Inc., (3)	2,694,183
	Total Electronic Equipment, Instruments & Components	5,605,183

	Energy Equipment & Services – 1.2%

123,676	Matrix Service Company, (2), (3)	2,717,162

	Food & Staples Retailing – 0.8%

68,613	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	1,805,894

	Food Products – 1.1%

249,170	SunOpta, Inc., (2)	2,576,418

	Gas Utilities – 1.3%

59,186	Laclede Group Inc., (3)	3,073,529

	Health Care Equipment & Supplies – 6.7%

29,881	Abiomed, Inc., (2)	1,889,077

Nuveen Investments	23

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

92,782	Endologix, Inc., (2), (3)	$1,443,688

33,478	Inogen Inc., (2)	1,229,982

51,863	Integra Lifesciences Holdings Corporation, (2), (3)	3,048,507

81,735	K2M Group Holdings Inc., (2)	1,717,252

105,589	Merit Medical Systems, Inc., (2)	2,049,482

156,177	Nxstage Medical, Inc., (2)	2,862,724

52,104	Spectranetics Corporation, (2), (3)	1,336,468
	Total Health Care Equipment & Supplies	15,577,180

	Health Care Providers & Services – 1.4%

69,830	HealthSouth Corporation	3,157,713

	Hotels, Restaurants & Leisure – 2.6%

45,245	Red Robin Gourmet Burgers, Inc., (2), (3)	3,397,447

82,578	Texas Roadhouse, Inc.	2,774,621
	Total Hotels, Restaurants & Leisure	6,172,068

	Insurance – 5.0%

78,714	American Equity Investment Life Holding Company, (3)	2,121,342

58,490	Amerisafe, Inc.	2,643,163

189,618	CNO Financial Group Inc.	3,223,506

104,598	Horace Mann Educators Corporation	3,553,194
	Total Insurance	11,541,205

	Internet Software & Services – 1.9%

67,409	Constant Contact Inc., (2)	2,349,204

107,852	Wix.com Limited, (2)	2,099,878
	Total Internet Software & Services	4,449,082

	IT Services – 1.3%

148,967	Perficient, Inc., (2)	3,073,189

	Leisure Products – 1.7%

77,333	Brunswick Corporation	3,869,743

	Machinery – 2.2%

90,190	Altra Industrial Motion, Inc., (3)	2,378,310

301,928	Mueller Water Products Inc.	2,826,046
	Total Machinery	5,204,356

	Oil, Gas & Consumable Fuels – 2.9%

364,091	Callon Petroleum Company, (2)	3,254,974

30,182	Carrizo Oil & Gas, Inc., (2)	1,682,043

61,485	RSP Permian Inc., (2), (3)	1,784,295
	Total Oil, Gas & Consumable Fuels	6,721,312

24	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 0.9%

25,183	Cempra Inc., (2)	$793,013

7,614	Pacira Pharmaceuticals, Inc., (2), (3)	521,407

24,213	Tetraphase Pharmaceuticals Inc., (2)	854,235
	Total Pharmaceuticals	2,168,655

	Professional Services – 3.7%

231,152	CBIZ Inc., (2), (3)	2,089,614

116,549	Korn Ferry International	3,674,790

96,013	TrueBlue Inc., (2)	2,763,254
	Total Professional Services	8,527,658

	Real Estate Investment Trust – 6.6%

161,816	DiamondRock Hospitality Company	2,194,225

48,603	Entertainment Properties Trust	2,802,935

67,533	Highwoods Properties, Inc.	2,906,620

66,971	LaSalle Hotel Properties	2,457,166

381,198	MFA Mortgage Investments, Inc., (3)	2,961,908

91,824	STAG Industrial Inc.	1,995,336
	Total Real Estate Investment Trust	15,318,190

	Road & Rail – 1.3%

122,644	Swift Transportation Company, (2), (3)	2,967,985

	Semiconductors & Semiconductor Equipment – 3.5%

180,925	Cypress Semiconductor Corporation, (3)	2,409,921

61,741	Mellanox Technologies, Limited, (2), (3)	2,870,339

83,025	MKS Instruments Inc.	2,890,100
	Total Semiconductors & Semiconductor Equipment	8,170,360

	Software – 6.3%

58,175	Broadsoft Inc., (2)	1,840,657

51,527	CommVault Systems, Inc., (2)	2,357,360

32,851	Fleetmatics Group Limited, (2), (3)	1,497,349

106,372	Gigamon Inc., (2)	3,130,528

29,559	Proofpoint, Incorporated, (2), (3)	1,595,595

72,581	QLIK Technologies Inc., (2)	2,525,093

35,299	Synchronoss Technologies, Inc., (2), (3)	1,619,518
	Total Software	14,566,100

	Specialty Retail – 4.8%

252,869	Express Inc., (2)	4,121,765

94,795	Kirkland’s, Inc., (2), (3)	2,250,433

213,326	Tilly’s Inc., Class A Shares, (2)	2,845,769

63,415	Zumiez, Inc., (2), (3)	2,010,888
	Total Specialty Retail	11,228,855

Nuveen Investments	25

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	April 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 1.1%

134,028	Everbank Financial Corporation	$2,488,900

	Trading Companies & Distributors – 0.7%

146,699	Neff Corporation, Class A Shares, (2), (3)	1,731,048
	Total Long-Term Investments (cost $187,619,936)	229,334,370

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.6%

	Money Market Funds – 13.6%

31,526,753	Mount Vernon Securities Lending Prime Portfolio, 0.204%, (4), (5)	$31,526,753
	Total Investments Purchased with Collateral from Securities Lending (cost $31,526,753)	31,526,753

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

3,778,400	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$3,778,400
	Total Short-Term Investments (cost $3,778,400)	3,778,400
	Total Investments (cost $222,925,089) – 113.8%	264,639,523
	Other Assets Less Liabilities – (13.8)%	(32,017,235)
	Net Assets – 100%	$232,622,288

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $29,170,954.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2015 (Unaudited)

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $40,275,782 and $187,619,936, respectively)	$44,393,837	$229,334,370
Investments purchased with collateral from securities lending, at value (cost approximates value)	4,841,213	31,526,753
Short-term investments, at value (cost approximates value)	673,290	3,778,400
Receivable for:
Dividends	37,416	69,052
Due from broker	710	4,881
Investments sold	—	5,036,404
Reclaims	1,717	—
Shares sold	—	206,597
Other assets	21,481	39,952
Total assets	49,969,664	269,996,409
Liabilities
Payable for:
Collateral from securities lending program	4,841,213	31,526,753
Investments purchased	—	5,281,909
Shares redeemed	6,692	162,126
Accrued expenses:
Directors fees	336	15,733
Management fees	38,048	177,989
12b-1 distribution and service fees	2,297	31,402
Other	21,053	178,209
Total liabilities	4,909,639	37,374,121
Net assets	$45,060,025	$232,622,288
Class A Shares
Net assets	$7,193,396	$94,930,972
Shares outstanding	342,376	8,427,843
Net asset value (“NAV”) per share	$21.01	$11.26
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.29	$11.95
Class C Shares
Net assets	$953,474	$8,767,789
Shares outstanding	48,194	987,699
NAV and offering price per share	$19.78	$8.88
Class R3 Shares
Net assets	—	$8,172,148
Shares outstanding	—	768,414
NAV and offering price per share	—	$10.64
Class I Shares
Net assets	$36,913,155	$120,751,379
Shares outstanding	1,744,429	9,136,346
NAV and offering price per share	$21.16	$13.22
Net assets consist of:
Capital paid-in	$94,599,780	$171,571,599
Undistributed (Over-distribution of) net investment income	67,612	(248,369)
Accumulated net realized gain (loss)	(53,725,422)	19,584,624
Net unrealized appreciation (depreciation)	4,118,055	41,714,434
Net assets	$45,060,025	$232,622,288
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of

Operations	Six Months Ended April 30, 2015 (Unaudited)

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $891 and $–, respectively)	$393,865	$1,353,400
Securities lending income, net	3,080	51,367
Total investment income	396,945	1,404,767
Expenses
Management fees	173,238	1,094,213
12b-1 service fees – Class A Shares	8,865	122,969
12b-1 distribution and service fees – Class C Shares	4,271	43,941
12b-1 distribution and service fees – Class R3 Shares	—	22,952
Custodian fees	10,336	23,697
Directors fees	659	3,648
Professional fees	12,160	23,825
Shareholder reporting expenses	4,901	55,523
Shareholder servicing agent fees	13,328	205,533
Federal and state registration fees	21,355	28,563
Other	3,528	2,125
Total expenses before fee waiver/expense reimbursement	252,641	1,626,989
Fee waiver/expense reimbursement	(125)	—
Net expenses	252,516	1,626,989
Net investment income (loss)	144,429	(222,222)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,296,676	21,621,157
Change in net unrealized appreciation (depreciation) of investments	(1,281,466)	(6,391,213)
Net realized and unrealized gain (loss)	2,015,210	15,229,944
Net increase (decrease) in net assets from operations	$2,159,639	$15,007,722

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$144,429	$192,136	$(222,222)	$(954,960)
Net realized gain (loss) from:
Investments	3,296,676	7,100,517	21,621,157	87,405,895
Futures contracts	—	—	—	564,302
Change in net unrealized appreciation (depreciation) of investments	(1,281,466)	(1,470,883)	(6,391,213)	(64,802,560)
Net increase (decrease) in net assets from operations	2,159,639	5,821,770	15,007,722	22,212,677
Distributions to Shareholders
From net investment income:
Class A Shares	(26,786)	(14,541)	—	(244,437)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(231,221)	(174,566)	—	(1,067,494)
From accumulated net realized gains:
Class A Shares	—	—	(25,790,799)	(13,857,437)
Class C Shares	—	—	(2,732,315)	(1,027,234)
Class R3 Shares	—	—	(2,665,298)	(1,736,664)
Class I Shares	—	—	(30,829,009)	(21,449,055)
Decrease in net assets from distributions to shareholders	(258,007)	(189,107)	(62,017,421)	(39,382,321)
Fund Share Transactions
Proceeds from sale of shares	2,018,200	9,935,926	19,474,567	58,154,693
Proceeds from shares issued to shareholders due to reinvestment of distributions	178,501	113,474	55,704,101	36,227,694
	2,196,701	10,049,400	75,178,668	94,382,387
Cost of shares redeemed	(7,183,497)	(7,124,667)	(73,117,604)	(275,782,690)
Net increase (decrease) in net assets from Fund share transactions	(4,986,796)	2,924,733	2,061,064	(181,400,303)
Net increase (decrease) in net assets	(3,085,164)	8,557,396	(44,948,635)	(198,569,947)
Net assets at the beginning of period	48,145,189	39,587,793	277,570,923	476,140,870
Net assets at the end of period	$45,060,025	$48,145,189	$232,622,288	$277,570,923
Undistributed (Over-distribution of) net investment income at the end of period	$67,612	$181,190	$(248,369)	$(26,147)

See accompanying notes to financial statements.

Nuveen Investments	29

Financial

Highlights (Unaudited)

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2015(e)	$20.13	$0.04	$0.92	$0.96	$(0.08)	$—	$(0.08)	$21.01
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
2012	11.73	0.03	1.66	1.69	—	—	—	13.42
2011	11.65	(0.02)	0.10	0.08	—	—	—	11.73
2010	9.80	(0.01)	1.92	1.91	(0.06)	—	(0.06)	11.65
Class C (1/03)
2015(e)	18.96	(0.03)	0.85	0.82	—	—	—	19.78
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(0.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(0.11)	0.10	(0.01)	—	—	—	11.21
2010	9.46	(0.08)	1.84	1.76	—	—	—	11.22
Class I (1/03)
2015(e)	20.30	0.07	0.92	0.99	(0.13)	—	(0.13)	21.16
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
2012	11.80	0.07	1.66	1.73	(0.01)	—	(0.01)	13.52
2011	11.71	0.01	0.10	0.11	(0.02)	—	(0.02)	11.80
2010	9.85	0.02	1.92	1.94	(0.08)	—	(0.08)	11.71

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.76%	$7,193	1.29	%*	0.42%*	1.29	%*	0.42%*	64%
14.35	6,511	1.31		0.23	1.30		0.24	154
32.14	4,625	1.33		0.43	1.33		0.43	117
14.41	2,924	1.43		0.26	1.43		0.26	127
0.69	2,938	1.20		(0.18)	1.20		(0.18)	139
19.49	3,487	1.32		(0.06)	1.32		(0.06)	140

4.32	953	2.04	*	(0.33)*	2.04	*	(0.33)*	64
13.53	683	2.07		(0.53)	2.05		(0.51)	154
31.08	518	2.07		(0.34)	2.07		(0.34)	117
13.65	195	2.18		(0.49)	2.18		(0.49)	127
(0.09)	183	1.95		(0.90)	1.95		(0.90)	139
18.60	175	2.07		(0.79)	2.07		(0.79)	140

4.86	36,913	1.04	*	0.68 *	1.04	*	0.68 *	64
14.66	40,952	1.06		0.48	1.05		0.49	154
32.43	34,444	1.08		0.72	1.08		0.72	117
14.79	34,554	1.18		0.54	1.18		0.54	127
0.89	58,314	0.95		0.07	0.95		0.07	139
19.75	130,803	1.07		0.21	1.07		0.21	140

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2015(e)	$14.48	$(0.02)	$0.62	$0.60	$—	$(3.82)	$(3.82)	$11.26
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(0.05)	1.45	1.40	—	(0.30)	(0.30)	13.54
2011	11.72	(0.09)	0.81	0.72	—	—	—	12.44
2010	9.53	(0.05)	2.24	2.19	—	—	—	11.72
Class C (9/01)
2015(e)	12.28	(0.05)	0.47	0.42	—	(3.82)	(3.82)	8.88
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(0.13)	1.30	1.17	—	(0.30)	(0.30)	12.09
2011	10.65	(0.17)	0.74	0.57	—	—	—	11.22
2010	8.73	(0.12)	2.04	1.92	—	—	—	10.65
Class R3 (1/94)
2015(e)	13.91	(0.03)	0.58	0.55	—	(3.82)	(3.82)	10.64
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(0.08)	1.42	1.34	—	(0.30)	(0.30)	13.17
2011	11.46	(0.12)	0.79	0.67	—	—	—	12.13
2010	9.34	(0.08)	2.20	2.12	—	—	—	11.46
Class I (5/92)
2015(e)	16.30	— *	0.74	0.74	—	(3.82)	(3.82)	13.22
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(0.02)	1.60	1.58	—	(0.30)	(0.30)	14.82
2011	12.73	(0.06)	0.87	0.81	—	—	—	13.54
2010	10.33	(0.03)	2.44	2.41	(0.01)	—	(0.01)	12.73

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.44%	$94,931	1.42	%***	(0.27	)%***	1.42	%***	(0.27	)%***	41%
5.98	100,733	1.43		(0.37)		1.43		(0.37)		90
31.74	161,488	1.34		(0.01)		1.33		—	**	78
11.62	155,624	1.36		(0.49)		1.28		(0.41)		71
6.14	275,994	1.34		(0.74)		1.30		(0.70)		69
22.98	339,826	1.25		(0.49)		1.24		(0.48)		88

6.06	8,768	2.17	***	(1.02	)***	2.17	***	(1.02	)***	41
5.28	8,976	2.19		(1.12)		2.19		(1.12)		90
30.67	10,331	2.09		(0.75)		2.08		(0.74)		78
10.81	10,058	2.11		(1.21)		2.03		(1.13)		71
5.35	14,009	2.09		(1.50)		2.05		(1.45)		69
21.99	17,393	2.00		(1.24)		1.99		(1.23)		88

6.35	8,172	1.67	***	(0.53	)***	1.67	***	(0.53	)***	41
5.75	11,570	1.68		(0.61)		1.68		(0.61)		90
31.37	19,673	1.59		(0.25)		1.58		(0.25)		78
11.42	18,386	1.61		(0.69)		1.53		(0.61)		71
5.85	20,044	1.60		(1.00)		1.55		(0.95)		69
22.70	18,047	1.50		(0.72)		1.49		(0.71)		88

6.63	120,751	1.17	***	(0.03	)***	1.17	***	(0.03	)***	41
6.23	156,292	1.18		(0.11)		1.18		(0.11)		90
32.02	283,064	1.09		0.24		1.08		0.25		78
12.01	261,760	1.11		(0.19)		1.03		(0.11)		71
6.36	273,983	1.09		(0.49)		1.05		(0.45)		69
23.30	400,042	1.00		(0.24)		0.99		(0.23)		88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2015.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. Because the other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These other fees and expenses are not included in the expenses shown in the table.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

34	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$44,393,837	$—	$—	$44,393,837
Investments Purchased with Collateral from Securities Lending	4,841,213	—	—	4,841,213
Short-Term Investments:
Money Market Funds	673,290	—	—	673,290
Total	$49,908,340	$—	$—	$49,908,340

Small Cap Select
Long-Term Investments*:
Common Stocks	$229,334,370	$—	$—	$229,334,370
Investments Purchased with Collateral from Securities Lending	31,526,753	—	—	31,526,753
Short-Term Investments:
Money Market Funds	3,778,400	—	—	3,778,400
Total	$264,639,523	$—	$—	$264,639,523
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

36	Nuveen Investments

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	U.S. Bank National Association	$4,662,031	$(4,662,031)	$—
Small Cap Select	U.S. Bank National Association	29,170,954	(29,170,954)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the investments purchased with collateral from securities lending and the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period, were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$242	$8.432

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/15		Year Ended 10/31/14
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,872	$1,157,941	94,464	$1,757,860
Class C	18,950	369,252	7,807	138,030
Class I	23,407	491,007	412,329	8,040,036
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,196	24,872	773	14,468
Class C	—	—	—	—
Class I	7,340	153,629	5,258	99,006
	106,765	2,196,701	520,631	10,049,400
Shares redeemed:
Class A	(38,053)	(799,427)	(34,009)	(641,238)
Class C	(6,777)	(127,952)	(2,830)	(50,528)
Class I	(303,611)	(6,256,118)	(336,969)	(6,432,901)
	(348,441)	(7,183,497)	(373,808)	(7,124,667)
Net increase (decrease)	(241,676)	$(4,986,796)	146,823	$2,924,733

38	Nuveen Investments

	Six Months Ended 4/30/15		Year Ended 10/31/14
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	836,858	$9,753,840	1,661,141	$23,596,548
Class A – automatic conversion of Class B Shares	—	—	82,129	1,187,668
Class B – exchanges	—	—	1,142	11,203
Class C	31,677	283,401	20,462	246,894
Class R3	77,346	869,982	262,223	3,587,199
Class I	621,600	8,567,344	1,855,955	29,525,181
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,472,811	25,593,597	1,010,359	13,831,278
Class B	—	—	19,287	184,391
Class C	318,086	2,601,946	83,475	973,319
Class R3	272,307	2,663,159	132,067	1,736,664
Class I	2,048,261	24,845,399	1,264,294	19,502,042
	6,678,946	75,178,668	6,392,534	94,382,387
Shares redeemed:
Class A	(1,836,223)	(21,498,799)	(6,552,695)	(93,123,753)
Class B	—	—	(48,119)	(473,413)
Class B – automatic conversion to Class A Shares	—	—	(117,638)	(1,187,668)
Class C	(93,196)	(871,324)	(167,307)	(2,023,219)
Class R3	(413,134)	(4,801,774)	(920,427)	(12,512,379)
Class I	(3,119,952)	(45,945,707)	(10,448,756)	(166,462,258)
	(5,462,505)	(73,117,604)	(18,254,942)	(275,782,690)
Net increase (decrease)	1,216,441	$2,061,064	(11,862,408)	$(181,400,303)

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Purchases	$29,370,702	$100,035,608
Sales	34,591,021	160,363,572

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$45,807,432	$224,963,805
Gross unrealized:
Appreciation	$4,996,633	$45,188,066
Depreciation	(895,725)	(5,512,348)
Net unrealized appreciation (depreciation) of investments	$4,100,908	$39,675,718

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, net operating losses, real estate investment trust adjustments and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ last tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(863)	$24,424,344
Undistributed (Over-distribution of) net investment income	(48)	950,194
Accumulated net realized gain (loss)	911	(25,374,538)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ last tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$192,136	$15,082,494
Undistributed net long-term capital gains	—	46,937,110
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$189,107	$8,894,272
Distributions from net long-term capital gains	—	30,488,049
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Large Cap Select
Expiration:
October 31, 2016	$2,689,459
October 31, 2017	54,315,490
Not subject to expiration	—
Total	$57,004,949

During the Fund’s last tax year ended October 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Large Cap Select
Utilized capital loss carryforwards	$7,022,506

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5500%	0.7000%
For the next $125 million	0.5375	0.6875
For the next $250 million	0.5250	0.6750
For the next $500 million	0.5125	0.6625
For the next $1 billion	0.5000	0.6500
For net assets over $2 billion	0.4750	0.6250

40	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	0.2000%
Small Cap Select	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses of Large Cap Select through September 30, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected	$11,710	$10,808
Paid to financial intermediaries	10,559	9,445

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances	$1,053	$536

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained	$330	$548

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Select	Small Cap Select
CDSC retained	$39	$9

42	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSLCT-0415P        8582-INV-B-06/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: July 8, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 8, 2015